UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

ITEM 1. REPORT TO SHAREHOLDERS

Semiannual Report

May 31, 2012

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2025 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2035 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2045 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Global Investors Solutions 2055 Fund

Allianz Global Investors Solutions Global Allocation Fund

Allianz Global Investors Solutions Global Growth     Allocation Fund

Allianz Global Investors Solutions Retirement     Income Fund

Allianz AGIC Convertible Fund

Allianz AGIC Focused Opportunity Fund

Allianz AGIC Global Managed Volatility Fund

Allianz AGIC High Yield Bond Fund

Allianz AGIC International Growth Opportunities Fund

Allianz AGIC Micro Cap Fund

Allianz AGIC Ultra Micro Cap Fund

Allianz AGIC U.S. Emerging Growth Fund

Allianz F&T Behavioral Advantage Large Cap Fund

Allianz NFJ Global Dividend Value Fund

Allianz NFJ International Value II Fund

Allianz RCM All Alpha Fund

Allianz RCM China Equity Fund

Allianz RCM Disciplined Equity Fund

Allianz RCM Global Water Fund

Allianz RCM Redwood Fund

Allianz RCM Short Duration High Income Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summaries 4–87

Important Information 88–89

Benchmark Descriptions 90–91

Schedules of Investments 92–118

Statements of Assets and Liabilities 120–124

Statements of Operations 126–130

Statements of Changes in Net Assets 132–139

Financial Highlights 140–175

Notes to Financial Statements 176–215

Shareholder Meeting Results/Changes to Board of Trustees216

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements 217–219

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Allianz Global Investors Solutions target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal value of the Funds is not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholder,

The U.S. economy slowed during the six-month fiscal period ended May 31, 2012. Growth was held back by continued consumer caution and growing corporate unease over future levels of taxes and spending. Abroad, Europe’s deepening sovereign debt crisis and a less robust pace of expansion in China were also contributing factors to the slowdown. U.S. stock markets, which were on the rise as the six-month period began, eased as the reporting period drew to a close. At the end of May, yields on the U.S. Treasury’s benchmark 10-year bond fell to historic lows.

Six Months in Review

At the beginning of the fiscal period, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, was expanding at an annual rate of 3.0%. This growth, the strongest since the second quarter of 2010, declined to a 1.9% annual growth rate during the first quarter of 2012.

U.S. consumers, responsible for approximately two-thirds of U.S. economic activity, remained skittish during the period as gasoline prices rose sharply, before easing as the six-month period ended. The U.S. Department of Labor reported that the unemployment rate fell from 8.7% to 8.2% during the six month period.

Europe’s deepening fiscal crisis, now in its fourth year, took on ever larger proportions during the reporting period. The credit ratings of nine “eurozone” nations, including France, were downgraded by Standard & Poor’s. Austerity measures sparked resistance in certain nations, including France, which voted its leader out of office.

Unemployment in the eurozone rose to 11.0%, as the region approached recession. Europe’s downturn has taken a toll on many U.S. companies, largely in the form of diminished profit expectations, as Europe accounts for approximately 20% of American exports.

These troubling circumstances contributed to the Federal Reserve’s (the “Fed”) revelation that it would continue to maintain its closely watched Fed Funds rate in the 0.0% to 0.25% range through late 2014. In testimony to Congress, Fed Chairman Ben Bernanke indicated his concern over the deepening European crisis and cited that the Fed is “prepared to take action” to protect the U.S. economy and financial system. Chairman Bernanke did not commit to whether this might entail a new round of “quantitative easing” to support economic activity. The Fed downgraded its forecasts for economic growth and reported that unemployment would likely remain in the 7.8% to 8.0% range for the remainder of 2012.

2	Allianz Multi-Strategy Funds

Outlook

In addition to the fiscal crisis in the European Union (“E.U.”), there is growing uncertainty in the U.S. over future levels of federal taxes and spending. A series of tax cuts are scheduled to expire on December 31, 2012 and significant spending reductions are planned to begin in January 2013. The prospect of higher taxes, reduced spending, or both, would almost certainly have a negative impact on the economy in 2013. It is notable that Chairman Bernanke has been atypically candid in his warning to Congress: “Try to avoid a situation where you have a massive cut in spending and an increase in taxes hitting all at the same time, as opposed to spreading them out over time.”

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

We remain dedicated to your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Semiannual Report	May 31, 2012	3

Allianz Global Investors Solutions 2015 Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares at Net Asset Value (“NAV”) of the Allianz Global Investors Solutions 2015 Fund (the “Fund”) outperformed the Dow Jones Real Return 2015 Index (the “benchmark index”) with the Fund returning 3.52% and the benchmark index returning 2.95%.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”) resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month by the end of the reporting period. China’s government signaled it expected growth to slow to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the reporting period, the Fund held overweight positions relative to its benchmark in U.S. short-term and non-U.S. fixed income assets and, within equities, in U.S. small cap and commodity-related equities. It held underweight positions in U.S. large cap and non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (“TIPS”) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI Index, which was up 0.48% for the reporting period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during reporting the period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, due to a combination of being underweight compared to the commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight compared to the benchmark in the asset class, underperformed.

In the defensive part of the Fund portfolio, nominal bonds had more than 100 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 64% defensive and 36% return-generating holdings. Total fixed income assets accounted for 73%. This compares with the 68% defensive and 32% return-generating allocation of its benchmark.

The Fund’s active exposures relative to its benchmark were its overweight in U.S. small cap equities, global credit and short-term bonds and its underweight in equities, commodities, real estate and intermediate-term nominal bonds and TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

4	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz Global Investors Solutions 2015 Fund Class A	3.52%	0.84%	11.18%
Allianz Global Investors Solutions 2015 Fund Class A (adjusted)	–2.18%	–4.70%	9.35%
Allianz Global Investors Solutions 2015 Fund Class C	3.15%	0.08%	10.34%
Allianz Global Investors Solutions 2015 Fund Class C (adjusted)	2.18%	–0.87%	10.34%
Allianz Global Investors Solutions 2015 Fund Class D	3.52%	0.80%	11.18%
Allianz Global Investors Solutions 2015 Fund Class R	3.32%	0.50%	10.89%
Allianz Global Investors Solutions 2015 Fund Class P	3.70%	1.15%	11.44%
Allianz Global Investors Solutions 2015 Fund Institutional Class	3.75%	1.24%	11.54%
Allianz Global Investors Solutions 2015 Fund Administrative Class	3.57%	0.91%	11.24%
Dow Jones Real Return Target Date (DJ RR 2015) Index	2.95%	3.67%	10.88%
Lipper Mixed-Asset Target 2015 Funds Average	2.81%	–2.77%	10.53%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.19% for Class A shares, 1.94% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.74% for Institutional Class shares and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Institutional Class shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

PIMCO Real Return	31.4%
PIMCO Short-Term	8.0%
PIMCO 1-5 Year U.S. TIPS Index	6.9%
PIMCO Total Return	5.0%
iShares Barclays TIPS Bond	4.2%
PIMCO Income	4.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.0%
Allianz AGIC Income & Growth	4.0%
Other	32.1%
Cash & Equivalents — Net	0.4%

Semiannual Report	May 31, 2012	5

Allianz Global Investors Solutions 2015 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,035.20	$1,031.50	$1,035.20	$1,033.20	$1,037.00	$1,037.50	$1,035.70
Expenses Paid During Period	$1.93	$5.74	$2.44	$3.71	$0.41	$—	$1.68

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,023.10	$1,019.35	$1,022.60	$1,021.35	$1,024.60	$1,025.00	$1,023.35
Expenses Paid During Period	$1.92	$5.70	$2.43	$3.69	$0.40	$—	$1.67

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.38% for Class A, 1.13% for Class C, 0.48% for Class D, 0.73% for Class R, 0.08% for Class P, 0.00% for Institutional Class and 0.33% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	7

Allianz Global Investors Solutions 2020 Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions 2020 Fund (the “Fund”) outperformed the Dow Jones Real Return 2020 Index (the “benchmark index”) with the Fund returning 3.43% and the benchmark index returning 2.71%.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month by the end of the reporting period. China’s government signaled it expected growth to slow to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the reporting period, the Fund held overweight positions relative to the benchmark in U.S. short-term and non-U.S. fixed income assets and, within equities, in U.S. small cap and commodity-related equities. It held underweight positions in U.S. large cap and non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (“TIPS”) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI Index, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during the reporting period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, due to a combination of being underweight compared to the commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight compared to the benchmark in the asset class, underperformed.

In the defensive part of the Fund portfolio, nominal bonds had more than 100 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 57% defensive and 43% return-generating holdings. Total fixed income assets accounted for 67%. This compares with the 64% defensive and 36% return-generating allocation of its benchmark.

The Fund’s significant active exposures relative to its benchmark were its overweight in global credit and short-term bonds and its underweight in equities, commodities, real estate and intermediate-term TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight Commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

8	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz Global Investors Solutions 2020 Fund Class A	3.43%	–0.38%	11.34%
Allianz Global Investors Solutions 2020 Fund Class A (adjusted)	–2.26%	–5.86%	9.51%
Allianz Global Investors Solutions 2020 Fund Class C	3.00%	–1.16%	10.50%
Allianz Global Investors Solutions 2020 Fund Class C (adjusted)	2.05%	–2.07%	10.50%
Allianz Global Investors Solutions 2020 Fund Class D	3.31%	–0.50%	11.31%
Allianz Global Investors Solutions 2020 Fund Class R	3.24%	–0.71%	11.04%
Allianz Global Investors Solutions 2020 Fund Class P	3.56%	–0.13%	11.59%
Allianz Global Investors Solutions 2020 Fund Institutional Class	3.58%	–0.06%	11.69%
Allianz Global Investors Solutions 2020 Fund Administrative Class	3.44%	–0.35%	11.40%
Dow Jones Real Return Target Date (DJ RR 2020) Index	2.71%	2.27%	11.10%
Lipper Mixed-Asset Target 2020 Funds Average	2.99%	–2.45%	11.30%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.49% for Class R shares, 0.84% for Class P shares, 0.79% for Institutional Class shares and 1.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Institutional Class shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

PIMCO Real Return	28.3%
PIMCO Short-Term	7.7%
PIMCO 1-5 Year U.S. TIPS Index	5.0%
PIMCO Total Return	4.5%
Allianz NFJ Dividend Value	4.1%
iShares Barclays TIPS Bond	4.1%
Allianz AGIC Income & Growth	4.0%
Allianz NFJ Global Dividend Value	3.6%
Other	38.0%
Cash & Equivalents — Net	0.7%

Semiannual Report	May 31, 2012	9

Allianz Global Investors Solutions 2020 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,034.30	$1,030.00	$1,033.10	$1,032.40	$1,035.60	$1,035.80	$1,034.40
Expenses Paid During Period	$1.78	$5.58	$2.29	$3.56	$0.25	$—	$1.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,023.25	$1,019.50	$1,022.75	$1,021.50	$1,024.75	$1,025.00	$1,023.50
Expenses Paid During Period	$1.77	$5.55	$2.28	$3.54	$0.25	$—	$1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 1.10% for Class C, 0.45% for Class D, 0.70% for Class R, 0.05% for Class P, 0.00% for Institutional Class and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

10	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	11

Allianz Global Investors Solutions 2025 Fund

(Unaudited)

For the period of December 19, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the period from inception on December 19, 2011 through May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions 2025 Fund (the “Fund”) outperformed the Dow Jones Real Return 2025 Index (the “benchmark index”) with the Fund returning 4.52% and the benchmark index returning 3.55% since inception.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”) resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month by the end of the reporting period. China’s government signaled it expected growth to slow to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the period from inception on December 19, 2011 through May 31, 2012, the Fund held overweight positions relative to the benchmark in U.S. short term and non-U.S. fixed income assets and, within equities, in small cap equities. It held underweight positions in U.S. large cap and non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (“TIPS”) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI Index, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during the reporting period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight the asset class, outperformed.

In the defensive part of the Fund portfolio, nominal bonds had nearly 200 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 52% defensive and 48% return-generating holdings. Total fixed income assets were 61%. This compares with the 56% defensive and 44% return-generating allocation of its benchmark.

The Fund’s significant active exposures relative to its benchmark were its overweight in global credit and short-term bonds and its underweight in equities, commodities, real estate and intermediate-term TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, will the eurozone remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

12	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2025 Fund (Cont.)

(Unaudited)

Cumulative Total Return for the period ended May 31, 2012

Since Inception†
Allianz Global Investors Solutions 2025 Fund Class A	4.52%
Allianz Global Investors Solutions 2025 Fund Class A (adjusted)	–1.23%
Allianz Global Investors Solutions 2025 Fund Class R	4.38%
Allianz Global Investors Solutions 2025 Fund Class P	4.67%
Allianz Global Investors Solutions 2025 Fund Institutional Class	4.74%
Allianz Global Investors Solutions 2025 Fund Administrative Class	4.59%
Dow Jones Real Return Target Date (DJ RR 2025) Index	3.55%
Lipper Mixed-Asset Target 2025 Funds Average	2.85%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 1.56% for Class R shares, 0.91% for Class P shares, 0.86% for Institutional Class shares and 1.16% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

PIMCO Real Return	25.2%
PIMCO Short-Term	7.4%
PIMCO Total Return	4.5%
iShares Barclays TIPS Bond	4.2%
Allianz NFJ Dividend Value	4.1%
Allianz NFJ Global Dividend Value	4.1%
Allianz AGIC Income & Growth	4.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3.5%
Other	42.3%
Cash & Equivalents — Net	0.7%

Semiannual Report	May 31, 2012	13

Allianz Global Investors Solutions 2025 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/19/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,045.20	$1,043.80	$1,046.70	$1,047.40	$1,045.90
Expenses Paid During Period	$1.37	$2.98	$—	$—	$1.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,023.50	$1,021.75	$1,025.00	$1,025.00	$1,023.75
Expenses Paid During Period	$1.52	$3.29	$—	$—	$1.26

The Fund commenced operations on December 19, 2011. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.30% for Class A, 0.65% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.25% for Administrative Class), multiplied by the average account value over the period, multiplied by 164/366 for the Actual expense example and 183/366 for the Hypothetical expense example. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

14	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	15

Allianz Global Investors Solutions 2030 Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions 2030 Fund (the “Fund”) outperformed the Dow Jones Real Return 2030 Index (the “benchmark index”) with the Fund returning 2.75% and the benchmark index returning 1.86%.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month [by the end of the reporting period]. China’s government signaled it expected growth to slow in its country to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the reporting period, the Fund held overweight positions relative to its benchmark in U.S. short-term and non-U.S. fixed income assets and, within equities, in U.S. small cap and commodity-related equities. It held underweight positions in U.S. large cap and non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (“TIPS”) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during the reporting period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, due to a combination of being underweight compared to the commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight compared to the benchmark in the asset class, underperformed.

In the defensive part of the Fund portfolio, nominal bonds had more than 100 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 40% defensive and 60% return-generating holdings. Total fixed income assets accounted for 51%. This compares with the 45% defensive and 55% return-generating allocation of its benchmark.

The Fund’s active exposures relative to its benchmark were its overweight in global credit and short-term bonds and its underweight in equities, commodities, real estate and intermediate-term TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

16	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz Global Investors Solutions 2030 Fund Class A	2.75%	–4.50%	12.57%
Allianz Global Investors Solutions 2030 Fund Class A (adjusted)	–2.90%	–9.75%	10.72%
Allianz Global Investors Solutions 2030 Fund Class C	2.32%	–5.17%	11.84%
Allianz Global Investors Solutions 2030 Fund Class C (adjusted)	1.39%	–6.04%	11.84%
Allianz Global Investors Solutions 2030 Fund Class D	2.58%	–4.55%	12.61%
Allianz Global Investors Solutions 2030 Fund Class R	2.51%	–4.75%	12.37%
Allianz Global Investors Solutions 2030 Fund Class P	2.83%	–4.18%	12.92%
Allianz Global Investors Solutions 2030 Fund Institutional Class	2.87%	–4.09%	13.03%
Allianz Global Investors Solutions 2030 Fund Administrative Class	2.67%	–4.39%	12.73%
Dow Jones Real Return Target Date (DJ RR 2030) Index	1.86%	–2.54%	11.87%
Lipper Mixed-Asset Target 2030 Funds Average	2.64%	–5.29%	11.95%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.36% for Class A shares, 2.11% for Class C shares, 1.36% for Class D shares, 1.61% for Class R shares, 0.96% for Class P shares, 0.91% for Institutional Class shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Institutional Class shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

PIMCO Real Return	20.2%
PIMCO Short-Term	5.5%
Allianz NFJ Global Dividend Value	4.9%
Allianz RCM Disciplined Equity	4.9%
Allianz AGIC Income & Growth	4.5%
Allianz NFJ Dividend Value	4.3%
PIMCO Total Return	4.0%
Wells Fargo Advantage Short-Term High Yield Bond	3.5%
Other	47.3%
Cash & Equivalents — Net	0.9%

Semiannual Report	May 31, 2012	17

Allianz Global Investors Solutions 2030 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,027.50	$1,023.20	$1,025.80	$1,025.10	$1,028.30	$1,028.70	$1,026.70
Expenses Paid During Period	$1.37	$5.16	$1.87	$3.14	$—	$—	$1.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,023.65	$1,019.90	$1,023.15	$1,021.90	$1,025.00	$1,025.00	$1,023.90
Expenses Paid During Period	$1.37	$5.15	$1.87	$3.13	$—	$—	$1.11

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.27% for Class A, 1.02% for Class C, 0.37% for Class D, 0.62% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.22% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

18	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	19

Allianz Global Investors Solutions 2035 Fund

(Unaudited)

For the period of December 19, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the period from inception on December 19, 2011 through May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions 2035 Fund (the “Fund”) outperformed the Dow Jones Real Return 2035 Index (the “benchmark index”) with the Fund returning 4.93% and the index returning 3.74% since inception.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month [by the end of the reporting period]. China’s government signaled it expected growth to slow in its country to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the period from inception on December 19, 2011 through May 31, 2012, the Fund held overweight positions relative to its benchmark in U.S. short term and non-U.S. fixed income assets and, within equities, in small cap equities. It held underweight positions in U.S. large cap and non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (TIPS) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during the reporting period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, due to a combination of being underweight compared to the commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight compared to the benchmark in the asset class, outperformed.

In the defensive part of the Fund portfolio, nominal bonds had nearly 200 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 29% defensive and 72% return-generating holdings. Total fixed income assets accounted for 40%. This compares with the 33% defensive and 67% return-generating allocation of its benchmark.

The Fund’s active exposures relative to its benchmark were its overweight in global credit and short-term bonds and its underweight in equities, commodities, real estate and intermediate-term TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

20	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2035 Fund (Cont.)

(Unaudited)

Cumulative Total Return for the period ended May 31, 2012

Since Inception†
Allianz Global Investors Solutions 2035 Fund Class A	4.93%
Allianz Global Investors Solutions 2035 Fund Class A (adjusted)	–0.85%
Allianz Global Investors Solutions 2035 Fund Class R	4.78%
Allianz Global Investors Solutions 2035 Fund Class P	5.07%
Allianz Global Investors Solutions 2035 Fund Institutional Class	5.07%
Allianz Global Investors Solutions 2035 Fund Administrative Class	4.93%
Dow Jones Real Return Target Date (DJ RR 2035) Index	3.74%
Lipper Mixed-Asset Target 2035 Funds Average	2.84%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.44% for Class A shares, 1.69% for Class R shares, 1.04% for Class P shares, 0.99% for Institutional Class shares and 1.29% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

PIMCO Real Return	15.4%
Allianz NFJ Dividend Value	5.7%
Allianz NFJ Global Dividend Value	5.4%
Allianz RCM Disciplined Equity	5.4%
PIMCO Short-Term	4.8%
Allianz NFJ Mid-Cap Value	4.7%
PIMCO Total Return	4.6%
Allianz AGIC Income & Growth	4.5%
Other	48.8%
Cash & Equivalents — Net	0.7%

Semiannual Report	May 31, 2012	21

Allianz Global Investors Solutions 2035 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/19/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,049.30	$1,047.80	$1,050.70	$1,050.70	$1,049.30
Expenses Paid During Period	$1.01	$2.62	$—	$—	$0.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,023.90	$1,022.15	$1,025.00	$1,025.00	$1,024.15
Expenses Paid During Period	$1.11	$2.88	$—	$—	$0.86

The Fund commenced operations on December 19, 2011. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.22% for Class A, 0.57% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.17% for Administrative Class), multiplied by the average account value over the period, multiplied by 164/366 for the Actual expense example and 183/366 for the Hypothetical expense example. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

22	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	23

Allianz Global Investors Solutions 2040 Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions 2040 Fund (the “Fund”) outperformed the Dow Jones Real Return 2040 Index (the “benchmark index”) with the Fund returning 1.38% and the benchmark index returning 0.93%.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month [by the end of the reporting period]. China’s government signaled it expected growth to slow in its country to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the reporting period, the Fund held overweight positions relative to its benchmark in U.S. short-term and non-U.S. fixed income assets and, within equities, in U.S. small cap and commodity-related equities. It held underweight positions in U.S. large cap and non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (TIPS) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during the reporting period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, due to a combination of being underweight compared to the commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight compared to the benchmark in the asset class, underperformed.

In the defensive part of the Fund portfolio, nominal bonds had more than 100 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 17% defensive and 83% return-generating holdings. Total fixed income assets accounted for 30%. This compares with 22% defensive and 78% return-generating allocation of its benchmark.

The Fund’s active exposures relative to its benchmark were its overweight in global credit and short-term bonds and its underweight in equities, commodities, real estate and TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

24	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz Global Investors Solutions 2040 Fund Class A	1.38%	–9.42%	13.43%
Allianz Global Investors Solutions 2040 Fund Class A (adjusted)	–4.19%	–14.40%	11.57%
Allianz Global Investors Solutions 2040 Fund Class C	0.95%	–10.15%	12.53%
Allianz Global Investors Solutions 2040 Fund Class C (adjusted)	0.05%	–10.95%	12.53%
Allianz Global Investors Solutions 2040 Fund Class D	1.28%	–9.54%	13.34%
Allianz Global Investors Solutions 2040 Fund Class R	1.18%	–9.75%	13.11%
Allianz Global Investors Solutions 2040 Fund Class P	1.50%	–9.18%	13.67%
Allianz Global Investors Solutions 2040 Fund Institutional Class	1.56%	–9.13%	13.78%
Allianz Global Investors Solutions 2040 Fund Administrative Class	1.41%	–9.37%	13.48%
Dow Jones Real Return Target Date (DJ RR 2040) Index	0.93%	–7.69%	12.42%
Lipper Mixed-Asset Target 2040 Funds Average	2.37%	–6.89%	12.16%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.48% for Class A shares, 2.23% for Class C shares, 1.48% for Class D shares, 1.73% for Class R shares, 1.08% for Class P shares, 1.03% for Institutional Class shares and 1.33% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

PIMCO Real Return	7.2%
Allianz NFJ Dividend Value	6.5%
Allianz RCM Disciplined Equity	6.4%
PIMCO CommoditiesPLUS Strategy	5.9%
Allianz AGIC Income & Growth	5.5%
Allianz NFJ Global Dividend Value	5.5%
PIMCO Total Return	4.6%
PIMCO Short-Term	4.6%
Other	53.2%
Cash & Equivalents — Net	0.6%

Semiannual Report	May 31, 2012	25

Allianz Global Investors Solutions 2040 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,013.80	$1,009.50	$1,012.80	$1,011.80	$1,015.00	$1,015.60	$1,014.10
Expenses Paid During Period	$1.06	$4.82	$1.56	$2.82	$—	$—	$0.81

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,023.95	$1,020.20	$1,023.45	$1,022.20	$1,025.00	$1,025.00	$1,024.20
Expenses Paid During Period	$1.06	$4.85	$1.57	$2.83	$—	$—	$0.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.21% for Class A, 0.96% for Class C, 0.31% for Class D, 0.56% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

26	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	27

Allianz Global Investors Solutions 2045 Fund

(Unaudited)

For the period of December 19, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the period from inception on December 19, 2011 through May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions 2045 Fund (the “Fund”) outperformed the Dow Jones Real Return 2045 Index (the “benchmark index”) with the Fund returning 4.74% and the benchmark index returning 3.99% since inception.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around

2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month [by the end of the reporting period]. China’s government signaled it expected growth to slow in its country to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the period from inception on December 19, 2011 through May 31, 2012, the Fund held overweight positions relative to its benchmark in U.S. short term and non-U.S. fixed income assets and, within equities, in small cap equities. It held underweight positions in U.S. large cap and non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (“TIPS”) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during the reporting period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, due to a combination of being underweight compared to the commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight compared to the benchmark in the asset class, outperformed.

In the defensive part of the Fund portfolio, nominal bonds had nearly 200 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 12% defensive and 88% return-generating holdings. Total fixed income assets accounted for 25%. This compares with 15% defensive and 85% return-generating allocation of its benchmark.

The Fund’s active exposures relative to its benchmark were its overweight in global credit and short-term bonds and its underweight in equities, commodities, real estate and TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which

28	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2045 Fund (Cont.)

(Unaudited)

has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Cumulative Total Return for the period ended May 31, 2012

Since Inception†
Allianz Global Investors Solutions 2045 Fund Class A	4.74%
Allianz Global Investors Solutions 2045 Fund Class A (adjusted)	–1.02%
Allianz Global Investors Solutions 2045 Fund Class R	4.59%
Allianz Global Investors Solutions 2045 Fund Class P	4.88%
Allianz Global Investors Solutions 2045 Fund Institutional Class	4.96%
Allianz Global Investors Solutions 2045 Fund Administrative Class	4.74%
Dow Jones Real Return Target Date (DJ RR 2045) Index	3.99%
Lipper Mixed-Asset Target 2045 Funds Average	2.77%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.51% for Class A shares, 1.76% for Class R shares, 1.11% for Class P shares, 1.06% for Institutional Class shares and 1.36% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Institutional Class shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

Allianz NFJ Dividend Value	6.5%
Allianz RCM Disciplined Equity	6.4%
Allianz NFJ Global Dividend Value	6.0%
Allianz NFJ Mid-Cap Value	5.9%
PIMCO CommoditiesPLUS Strategy	5.9%
Allianz AGIC Income & Growth	5.5%
Allianz NFJ International Value	4.8%
PIMCO Total Return	4.6%
Other	53.7%
Cash & Equivalents — Net	0.7%

Semiannual Report	May 31, 2012	29

Allianz Global Investors Solutions 2045 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/19/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,047.40	$1,045.90	$1,048.80	$1,049.60	$1,047.40
Expenses Paid During Period	$0.87	$2.48	$—	$—	$0.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,024.05	$1,022.30	$1,025.00	$1,025.00	$1,024.30
Expenses Paid During Period	$0.96	$2.73	$—	$—	$0.71

The Fund commenced operations on December 19, 2011. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.19% for Class A, 0.54% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.14% for Administrative Class), multiplied by the average account value over the period, multiplied by 164/366 for the Actual expense example and 183/366 for the Huypothetical expense example. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

30	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	31

Allianz Global Investors Solutions 2050 Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions 2050 Fund (the “Fund”) outperformed the Dow Jones Real Return 2050 Index (the “benchmark index”) with the Fund returning 0.75% and the benchmark index returning 0.52%.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month [by the end of the reporting period]. China’s government signaled it expected growth to slow in its country to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the reporting period, the Fund held overweight positions relative to its benchmark in U.S. short-term and non-U.S. fixed income assets and, within equities, in U.S. small cap and commodity-related equities. It held underweight positions in U.S. large cap and non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (TIPS) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during the reporting period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, due to a combination of being underweight compared to the commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight compared to the benchmark in the asset class, underperformed.

In the defensive part of the Fund portfolio, nominal bonds had more than 100 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 9% defensive and 91% return-generating holdings. Total fixed income assets accounted for 21%. This compares with the 11% defensive and 89% return-generating allocation of its benchmark.

The Fund’s active exposures relative to its benchmark were its overweight in global credit and short-term bonds and its underweight in equities, commodities, real estate and TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

32	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz Global Investors Solutions 2050 Fund Class A	0.75%	–10.72%	13.37%
Allianz Global Investors Solutions 2050 Fund Class A (adjusted)	–4.79%	–15.63%	11.51%
Allianz Global Investors Solutions 2050 Fund Class C	0.47%	–11.36%	12.59%
Allianz Global Investors Solutions 2050 Fund Class C (adjusted)	–0.42%	–12.15%	12.59%
Allianz Global Investors Solutions 2050 Fund Class D	0.75%	–10.81%	13.38%
Allianz Global Investors Solutions 2050 Fund Class R	0.60%	–11.03%	13.11%
Allianz Global Investors Solutions 2050 Fund Class P	0.99%	–10.46%	13.68%
Allianz Global Investors Solutions 2050 Fund Institutional Class	0.99%	–10.36%	13.79%
Allianz Global Investors Solutions 2050 Fund Administrative Class	0.83%	–10.65%	13.49%
Dow Jones Real Return 2050 Index	0.52%	–10.13%	12.52%
Dow Jones Real Return 40+ Index	0.48%	–10.33%	12.46%
Lipper Mixed-Asset Target 2050+ Funds Average	2.35%	–7.47%	12.20%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.53% for Class A shares, 2.28% for Class C shares, 1.53% for Class D shares, 1.78% for Class R shares, 1.13% for Class P shares, 1.08% for Institutional Class shares and 1.38% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Institutional Class shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

The Dow Jones Real Return 2050 Index incepted on 12/31/2009. Accordingly, Dow Jones Real Return 40+ Index performance is used for periods prior to 12/31/2009.

* Cumulative return

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

Allianz NFJ Dividend Value	7.0%
Allianz RCM Disciplined Equity	7.0%
Allianz AGIC Income & Growth	6.1%
Allianz NFJ Global Dividend Value	6.0%
PIMCO CommoditiesPLUS Strategy	6.0%
Allianz NFJ International Value	5.0%
PIMCO Total Return	4.6%
PIMCO Floating Income	4.6%
Other	53.6%
Cash & Equivalents — Net	0.1%

Semiannual Report	May 31, 2012	33

Allianz Global Investors Solutions 2050 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,007.50	$1,004.70	$1,007.50	$1,006.00	$1,009.90	$1,009.90	$1,008.30
Expenses Paid During Period	$0.85	$4.61	$1.36	$2.61	$—	$—	$0.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,024.15	$1,020.40	$1,023.65	$1,022.40	$1,025.00	$1,025.00	$1,024.40
Expenses Paid During Period	$0.86	$4.65	$1.37	$2.63	$—	$—	$0.61

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.17% for Class A, 0.92% for Class C, 0.27% for Class D, 0.52% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.12% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

34	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	35

Allianz Global Investors Solutions 2055 Fund

(Unaudited)

For the period of December 19, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the period from inception on December 19, 2011 through May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions 2055 Fund (the “Fund”) outperformed the Dow Jones Real Return 2040+ Index (the “benchmark index”) with the Fund returning 4.82% and the benchmark index returning 4.11% since inception.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than

100,000 new jobs per month [by the end of the reporting period]. China’s government signaled it expected growth to slow in its country to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the period from inception on December 19, 2011 through May 31, 2012, the Fund held overweight positions relative to its benchmark in U.S. short term and non-U.S. fixed income assets and, within equities, in small cap equities. It held underweight positions in U.S. large cap and non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (TIPS) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during the reporting period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, due to a combination of being underweight the compared to commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight compared to the benchmark in the asset class, outperformed.

In the defensive part of the Fund portfolio, nominal bonds had more than 200 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

The Target Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at, or after the target year indicated in the Fund’s name.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 9% defensive and 91% return-generating holdings. Total fixed income assets accounted for 21%. This compares with the 10% defensive and 90% return-generating allocation of its benchmark.

The Fund’s active exposures relative to its benchmark were its overweight in global credit and short-term bonds and its underweight in equities, commodities, real estate and TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

36	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2055 Fund (Cont.)

(Unaudited)

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors

Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Cumulative Total Returns for the period ended May 31, 2012

Since Inception†
Allianz Global Investors Solutions 2055 Fund Class A	4.82%
Allianz Global Investors Solutions 2055 Fund Class A (adjusted)	–0.94%
Allianz Global Investors Solutions 2055 Fund Class R	4.61%
Allianz Global Investors Solutions 2055 Fund Class P	4.97%
Allianz Global Investors Solutions 2055 Fund Institutional Class	4.97%
Allianz Global Investors Solutions 2055 Fund Administrative Class	4.82%
Dow Jones Real Return Target Date (DJ RR 2040+) Index	4.11%
Lipper Mixed-Asset Target 2050+ Funds Average	2.67%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.52% for Class A shares, 1.77% for Class R shares, 1.12% for Class P shares, 1.07% for Institutional Class shares and 1.37% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Institutional Class shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

Allianz Dividend Value	7.0%
Allianz RCM Disciplined Equity	6.9%
Allianz AGIC Income & Growth	6.0%
Allianz NFJ Global Dividend Value	6.0%
Allianz NFJ Mid-Cap Value	5.9%
PIMCO CommoditiesPLUS Strategy	5.9%
Allianz NFJ International Value	5.0%
PIMCO Total Return	4.6%
Other	52.0%
Cash & Equivalents — Net	0.7%

Semiannual Report	May 31, 2012	37

Allianz Global Investors Solutions 2055 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/19/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,048.20	$1,046.10	$1,049.70	$1,049.70	$1,048.20
Expenses Paid During Period	$0.83	$2.43	$—	$—	$0.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,024.10	$1,022.35	$1,025.00	$1,025.00	$1,024.35
Expenses Paid During Period	$0.91	$2.68	$—	$—	$0.66

The Fund commenced operations on December 19, 2011. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.18% for Class A, 0.53% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.13% for Administrative Class), multiplied by the average account value over the period, multiplied by 164/366 for the Actual expense example and 183/366 for the Hypothetical expense example. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

38	Allianz Multi-Strategy Funds

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Semiannual Report	May 31, 2012	39

Allianz Global Investors Solutions Global Allocation Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For reporting period ended May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions Global Allocation Fund (the “Fund”) outperformed its benchmark, which is 60% MSCI All Country World Index and 40% Barclay’s U.S. Aggregate Index (the “benchmark index”) with the Fund returning 1.91% and the benchmark index returning 1.86%.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month [by the end of the reporting period]. China’s government signaled it expected growth to slow in its country to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the reporting period, the Fund held overweight positions relative to its benchmark in U.S. short-term, non-U.S. and inflation-protected fixed income assets and, within equities, in U.S. and non-U.S. small cap and commodity-related equities. It held overweight positions in real return assets (real estate and commodities). It held underweight positions in U.S. and non-U.S. large cap equities and emerging markets equities.

The equity holdings in the Fund approximately matched the MSCI ACWI, which was up 0.48% for the six month period, due to its overweight in U.S. small cap stocks, which returned 4.06% as measured by the Russell 2000 Index, and underweight in non-U.S. Large Cap stocks.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks in nominal bonds. An underweight in U.S. duration overall, as well as fund selection in intermediate-term bonds contributed to performance as Treasury yields increased during the first quarter. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund outperformed in commodities, aided by positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is overweight compared to the benchmark in the asset class, underperformed.

In the defensive part of the Fund portfolio, nominal bonds had more than 100 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 33% defensive and 67% return-generating holdings. Total fixed income assets accounted for 44%. This compares with the 45% defensive and 55% return-generating allocation of its benchmark.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date and Target Risk portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

40	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Global Allocation Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
Allianz Global Investors Solutions Global Allocation Fund Class A	1.91%	–6.70%	1.20%	5.11%	5.32%
Allianz Global Investors Solutions Global Allocation Fund Class A (adjusted)	–3.69%	–11.83%	0.07%	4.51%	4.89%
Allianz Global Investors Solutions Global Allocation Fund Class B	1.54%	–7.36%	0.46%	4.55%	4.92%
Allianz Global Investors Solutions Global Allocation Fund Class B (adjusted)	–3.46%	–11.88%	0.13%	4.55%	4.92%
Allianz Global Investors Solutions Global Allocation Fund Class C	1.52%	–7.45%	0.45%	4.32%	4.54%
Allianz Global Investors Solutions Global Allocation Fund Class C (adjusted)	0.52%	–8.35%	0.45%	4.32%	4.54%
Allianz Global Investors Solutions Global Allocation Fund Class D	1.88%	–6.74%	1.20%	5.11%	5.33%
Allianz Global Investors Solutions Global Allocation Fund Class R	1.71%	–6.95%	0.95%	4.86%	5.07%
Allianz Global Investors Solutions Global Allocation Fund Class P	1.97%	–6.51%	1.41%	5.33%	5.54%
Allianz Global Investors Solutions Global Allocation Fund Institutional Class	1.94%	–6.53%	1.60%	5.56%	5.82%
Allianz Global Investors Solutions Global Allocation Fund Administrative Class	1.85%	–6.68%	1.25%	5.17%	5.38%
MSCI All Country World Index	0.48%	–12.29%	–3.69%	4.56%	3.87%
60% MSCI AC World Index, 40% Barclays Capital U.S. Aggregate Index	1.86%	–4.44%	0.93%	5.44%	5.04%
Barclays Capital U.S. Aggregate Index	3.46%	7.12%	6.72%	5.72%	5.80%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	3.26%	–2.42%	0.97%	4.61%	4.60%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 2.14% for Class A shares, 2.89% for Class B shares, 2.88% for Class C shares, 2.17% for Class D shares, 2.38% for Class R shares, 2.01% for Class P shares, 1.91% for Institutional Class shares and 2.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.22% for Class A shares, 1.98% for Class B shares, 1.96% for Class C shares, 1.25% for Class D shares, 1.45% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

PIMCO Total Return	7.0%
PIMCO Short-Term	7.0%
Allianz NFJ International Value	6.5%
PIMCO Income	6.1%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	6.1%
Allianz NFJ Global Dividend Value	5.0%
Allianz AGIC International Managed Volatility	4.5%
Allianz AGIC Managed Volatility	4.0%
Other	54.2%
Cash & Equivalents — Net	–0.4%

Semiannual Report	May 31, 2012	41

Allianz Global Investors Solutions Global Allocation Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,019.10	$1,015.40	$1,015.20	$1,018.80	$1,017.10	$1,019.70	$1,019.40	$1,018.50
Expenses Paid During Period	$2.22	$6.00	$5.94	$2.27	$3.43	$1.26	$0.76	$2.02

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,022.80	$1,019.05	$1,019.10	$1,022.75	$1,021.60	$1,023.75	$1,024.25	$1,023.00
Expenses Paid During Period	$2.23	$6.01	$5.96	$2.28	$3.44	$1.26	$0.76	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.44% for Class A, 1.19% for Class B, 1.18% for Class C, 0.45% for Class D, 0.68% for Class R, 0.25% for Class P, 0.15% for Institutional Class and 0.40% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

42	Allianz Multi-Strategy Funds

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Semiannual Report	May 31, 2012	43

Allianz Global Investors Solutions Global Growth Allocation Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares at NAV of the Allianz Global Investors Solutions Global Growth Allocation Fund (the “Fund”) outperformed the MSCI All Country World Index (the “benchmark index”) with the Fund returning 0.77% and the benchmark index returning 0.48%.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month. (by the end of the reporting period) China’s government signaled it expected growth to slow in its country to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the reporting period, the Fund held overweight positions relative to its benchmark in U.S. nominal and inflation-protected fixed income assets and, within equities, in U.S. and non-U.S. small cap and commodity-related equities. It held overweight positions in real return assets (real estate and commodities). It held underweight positions in U.S. and non-U.S. large cap equities and emerging markets equities.

The equity holdings in the Fund outperformed the MSCI ACWI, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks in nominal bonds. An underweight in U.S. duration overall, as well as fund selection in intermediate-term bonds contributed to performance as Treasury yields increased during the first quarter. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund outperformed in commodities, aided by positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is overweight compared to the benchmark in the asset class, underperformed.

In the defensive part of the Fund portfolio, nominal bonds had more than 100 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 5% defensive and 95% return-generating holdings. Total fixed income assets accounted for 18%. This compares with compared with the 11% defensive and 89% return-generating allocation of its benchmark.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S. and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date and Target Risk portfolios continue to be positioned for slow growth and higher-than-normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets

44	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Global Growth Allocation Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz Global Investors Solutions Global Growth Allocation Fund Class A	0.77%	–10.81%	14.47%
Allianz Global Investors Solutions Global Growth Allocation Fund Class A (adjusted)	–4.77%	–15.71%	12.40%
Allianz Global Investors Solutions Global Growth Allocation Fund Class C	0.37%	–11.47%	13.65%
Allianz Global Investors Solutions Global Growth Allocation Fund Class C (adjusted)	–0.60%	–12.32%	13.65%
Allianz Global Investors Solutions Global Growth Allocation Fund Class D	0.76%	–10.78%	14.50%
Allianz Global Investors Solutions Global Growth Allocation Fund Class R	0.61%	–11.02%	14.21%
Allianz Global Investors Solutions Global Growth Allocation Fund Class P	0.85%	–10.64%	14.72%
Allianz Global Investors Solutions Global Growth Allocation Fund Institutional Class	0.91%	–10.57%	14.83%
Allianz Global Investors Solutions Global Growth Allocation Fund Administrative Class	0.79%	–10.78%	14.54%
MSCI All Country World Index	0.48%	–12.29%	12.74%
Lipper Global Flexible Portfolio Funds Average	0.18%	–8.24%	10.21%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 4.15% for Class A shares, 5.38% for Class C shares, 4.52% for Class D shares, 4.82% for Class R shares, 4.18% for Class P shares, 4.08% for Institutional Class shares and 4.33% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.32% for Class A shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.55% for Class R shares, 1.15% for Class P shares, 1.05% for Institutional Class shares and 1.30% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

Allianz NFJ International Value	9.0%
Allianz NFJ Global Dividend Value	7.0%
Allianz NFJ Dividend Value	6.5%
Allianz RCM Disciplined Equity	6.5%
Allianz AGIC International Managed Volatility	6.1%
Allianz NFJ Small-Cap Value	5.6%
Allianz AGIC Emerging Markets Opportunities	5.5%
Allianz AGIC Income & Growth	4.5%
Other	48.7%
Cash & Equivalents — Net	0.6%

Semiannual Report	May 31, 2012	45

Allianz Global Investors Solutions Global Growth Allocation Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,007.70	$1,003.70	$1,007.60	$1,006.10	$1,008.50	$1,009.10	$1,007.90
Expenses Paid During Period	$2.11	$5.91	$2.11	$3.31	$1.15	$0.65	$1.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,022.90	$1,019.10	$1,022.90	$1,021.70	$1,023.85	$1,024.35	$1,023.10
Expenses Paid During Period	$2.12	$5.96	$2.12	$3.34	$1.16	$0.66	$1.92

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 1.18% for Class C, 0.42% for Class D, 0.66% for Class R, 0.23% for Class P, 0.13% for Institutional Class and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

46	Allianz Multi-Strategy Funds

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Semiannual Report	May 31, 2012	47

Allianz Global Investors Solutions Retirement Income Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares of the Allianz Global Investors Solutions Retirement Income Fund (the “Fund”) outperformed the Dow Jones Real Return Today Index (the “benchmark index”) with the Fund returning 3.63% and the benchmark index returning 3.05%.

What Happened

The question of what will become of the eurozone dominated global markets during the reporting period. As the U.S. and emerging markets continued to grow, albeit more slowly than during the second half of 2011, investors remained fixated on policy makers in Europe who, in the end, failed to take decisive enough measures to quell the prevailing uncertainty. Macroeconomic factors dominated, contributing to both the exuberant risk-on rally that began in the first week of January, as well as to the risk-off trend that characterized markets beginning in mid-March.

Earlier in the year, the bank runs in Southern Europe were temporarily interrupted when the European Central Bank (“ECB”) offered to lend to eurozone banks at 1% for up to three years while accepting a wide range of collateral. This operation, the Long-Term Refinancing Operation (“LTRO”), resulted in the risk-on move in markets early in the year. By mid-March equity markets worldwide were up 10-to-20%, with the MSCI All Country World Index (“MSCI ACWI”) up as much as 13%, the German DAX up 24% and the MSCI Emerging Markets Index up nearly 18%.

By the end of May, it became clear that, while the LTRO program did successfully slow the bank runs, it did not stop them and, importantly, it failed to address the core eurozone challenges of slow growth, poorly capitalized banks, and the need to make the choice between creating a full fiscal union to match the monetary union or allowing the euro to unravel. Instead, an unattainable circular funding problem ensued: the ECB lent to banks, which then purchased sovereign debt that market participants refused to hold. It has been reported that almost all of the demand for Spain’s bonds at recent auctions is accounted for by banks with ECB funding. (By law, the ECB cannot directly purchase sovereign debt issues at auction.)

In the face of this, risk-aversion prevailed worldwide. For the period December 31, 2011 to May 31, 2012, the MSCI ACWI gained 0.68%, falling from its high reached in mid-March by 10%. For the European markets, the Stoxx50 fell roughly 20% from mid-March to May 31, 2012.

In the rest of the world, real-side economic activity slowed. U.S. real GDP grew at around 2% while job growth in the U.S., which surged in January and February, slowed to fewer than 100,000 new jobs per month (by the end of the reporting period). China’s government signaled it expected growth to slow in its country to a 7.5% rate this year, and it entered a renewed policy stimulus phase. Most other emerging markets either entered or continued stimulus cycles to counter the slowdown in activity driven by the uncertainty associated with the eurozone crisis and below-trend U.S. growth.

The U.S. Federal Reserve (the “Fed”) and ECB continued their programs of financial repression, supplying emergency liquidity when needed. At this point, however, the policy issues surrounding real-side imbalances related to productivity, trade, and labor markets and the banking and fiscal union issues in the eurozone dominate all of the financial engineering by institutions such as the Fed, ECB, and International Monetary Fund (“IMF”). The one crucial role they do continue to play is as providers of liquidity, which, as we saw in Spain, continues to be a critical challenge.

Portfolio Review

During the reporting period, the Fund held overweight positions relative to its benchmark in U.S. short-term and non-U.S. fixed income assets and, within equities, in U.S. small cap and commodity-related equities. It held underweight positions non-U.S. equities, real return assets (real estate and commodities) and intermediate-term Treasury inflation-protected securities (“TIPS”) relative to its benchmark.

The equity holdings in the Fund outperformed the MSCI ACWI, which was up 0.48% for the six month period, due to its underweight in non-U.S. equities.

Within equities, the Fund’s exposure to minimum-variance strategies, which tend to underperform traditional strategies in risk-on environments, detracted from its equity performance in the first quarter of 2012. During the second quarter decline in global markets, the minimum variance strategies contributed to performance.

The Fund outperformed its fixed income benchmarks. An underweight in U.S. duration overall, as well as fund selection in nominal bonds contributed to performance as Treasury yields increased during the first quarter. In the second quarter, when 10-year yields fell precipitously from their high on March 19 of 2.4% to 1.6% at the end of May, the Fund gave back some of its earlier gains. An underweight position in U.S. intermediate-term TIPS contributed to performance during the reporting period. This was slightly offset by an off-benchmark allocation to short-term TIPS. Overall, the Barclay’s U.S. Treasury (10-20 year) Total Return Index was up 7.3% for the first half of the year.

The Fund materially outperformed in commodities, aided by to a combination of being underweight the commodity benchmark, which was down -12.1% for the six months ended May 31, 2012, and positive fund selection. The strong performance of the PIMCO CommoditiesPLUS Fund and the PIMCO CommodityRealReturn Strategy Fund contributed to relative performance in commodities. In real estate, the Fund, which is underweight compared to the benchmark in the asset class, underperformed.

In the defensive part of the Fund portfolio, nominal bonds had more than 100 basis points of outperformance versus the benchmark. For the period, nominal bonds as measured by the Barclay’s U.S. Aggregate Index were up 3.46%. Treasury bonds were up across the board with the long end (20+ years) up 9.5% and the short end (1-3 years) flat.

The Target Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at, or after the target year indicated in the Fund’s name.

Outlook

At the end of the reporting period, the Fund was positioned in approximately 66% defensive and 34% return-generating holdings. Total fixed income assets accounted for 74%. This compares with the 70% defensive and 30% return-generating allocation of its benchmark.

The Fund’s active exposures relative to its benchmark were its overweight in global credit and short-term bonds and its underweight in commodities and intermediate-term TIPS.

The world is in disequilibrium. Large global imbalances exist in trade, productivity, fiscal accounts and debt-to-GDP ratios. In the eurozone, it is decision time: can Germany lead the charge to establish a fiscal union or will there be a restructuring of the euro? The key unknowns include, first, whether the eurozone will remain intact; second, whether the changes will be orderly and third, whether the bond market will shut out fiscally insolvent countries before the required policy decisions are made and implemented.

We expect below-trend growth and continued high levels of risk-on/risk-off volatility. The U.S.

48	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (Cont.)

(Unaudited)

and China are still growing. This should provide an anchor to world markets.

Consistent with our year-end 2011 and first quarter positioning, the Allianz Global Investors Solutions Target Date portfolios continue to be positioned for slow growth and higher-than-

normal volatility. During the first quarter of 2012, with the rapid run-up in risk assets, some risk positions were modestly reduced, which has positioned the portfolios to supply liquidity during times of stress. The portfolios are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight eurozone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz Global Investors Solutions Retirement Income Fund Class A	3.63%	1.68%	10.87%
Allianz Global Investors Solutions Retirement Income Fund Class A (adjusted)	–2.07%	–3.91%	9.05%
Allianz Global Investors Solutions Retirement Income Fund Class C	3.27%	1.01%	10.08%
Allianz Global Investors Solutions Retirement Income Fund Class C (adjusted)	2.27%	0.05%	10.08%
Allianz Global Investors Solutions Retirement Income Fund Class D	3.55%	1.65%	10.84%
Allianz Global Investors Solutions Retirement Income Fund Class R	3.42%	1.41%	10.59%
Allianz Global Investors Solutions Retirement Income Fund Class P	3.76%	1.99%	11.13%
Allianz Global Investors Solutions Retirement Income Fund Institutional Class	3.87%	2.11%	11.25%
Allianz Global Investors Solutions Retirement Income Fund Administrative Class	3.69%	1.76%	10.95%
Dow Jones Real Return Target Date (DJ RR Today) Index	3.05%	4.30%	10.73%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	3.38%	0.48%	9.97%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.42% for Class R shares, 0.77% for Class P shares, 0.72% for Institutional Class shares and 1.02% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through May 31, 2012

Fund Allocation (as of May 31, 2012)

PIMCO Real Return	32.0%
PIMCO Short-Term	9.3%
PIMCO 1-5 Year U.S. TIPS Index	7.0%
PIMCO Total Return	5.0%
iShares Barclays TIPS Bond	4.2%
PIMCO Income	4.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.0%
Allianz AGIC Income & Growth	3.9%
Other	29.5%
Cash & Equivalents — Net	1.1%

Semiannual Report	May 31, 2012	49

Allianz Global Investors Solutions Retirement Income Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,036.30	$1,032.70	$1,035.50	$1,034.20	$1,037.60	$1,038.70	$1,036.90
Expenses Paid During Period	$1.88	$5.69	$2.39	$3.66	$0.36	$—	$1.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,023.15	$1,019.40	$1,022.65	$1,021.40	$1,024.65	$1,025.00	$1,023.40
Expenses Paid During Period	$1.87	$5.65	$2.38	$3.64	$0.35	$—	$1.62

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.37% for Class A, 1.12% for Class C, 0.47% for Class D, 0.72% for Class R, 0.07% for Class P, 0.00% for Institutional Class and 0.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

50	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	51

Allianz AGIC Convertible Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Justin Kass, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares, at NAV, of Allianz AGIC Convertible Fund (the “Fund”) returned 2.04%, underperforming its benchmark, the BofA Merrill Lynch All Convertibles Index (the “benchmark index”), which returned 4.65%.

For most of the reporting period, the markets reflected, without any real hesitation, that the risks to the U.S. economy had diminished. The most obvious factor driving the rally was the decoupling of U.S. and European financial risk. As economic statistics, corporate earnings, and specifically the housing market showed improvement, the odds of a double-dip recession fell off the table.

During the latter part of the reporting period, the market fell in response to global uncertainty, softer U.S. economic statistics and other macro factors. Data points on company fundamentals remained positive through May, but were ignored due to the broader sentiment shift.

In addition to a positive equity market, an increase in bond floor valuations had a positive impact on the convertible market as corporate bond spreads tightened over the reporting period.

Sector level performance was higher across the board with few exceptions for the reporting period. Transportation was higher on declining fuel prices, while the Consumer Discretionary sector was aided by automotive-related companies in addition to homebuilders. In contrast, weakening demand and lower prices for commodities led to declines in performance in the Materials and Energy sectors.

New issuance improved in the reporting period but many companies are still accessing the corporate debt markets instead of the convertible markets because of the absolute low level of interest rates.

Performance

During the reporting period, the Fund rallied, but lagged the benchmark index. Security selection was the main factor contributing to relative underperformance, while asset weighting effects were positive.

Sectors that hurt relative performance in the period included Industrials and Consumer Discretionary. While both these sectors rallied and the portfolio was overweight relative to the benchmark, security selection detracted from relative performance. In Industrials, a consulting company and a defense and aerospace manufacturer were sold due to deteriorating operating fundamentals. Consumer Discretionary relative performance was tied to automotive-related companies. An underweight to automotive manufacturers hurt relative performance. In addition, a tire manufacturer was sold after reporting disappointing earnings.

The strongest performing issues included Financial, Healthcare and Transportation companies. In Healthcare, select pharmaceutical and biotechnology issuers performed well as earnings exceeded expectations. A trucking company, which successfully refinanced high cost debt at lower interest rates and reported volumes that exceeded expectations, helped improve the performance of the Transportation sector. Additionally, the Fund benefitted from an overweight in the Transportation sector as well as an underweight in Materials sector.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC Convertible Fund Class A	2.04%	–7.15%	3.96%	7.45%	9.80%
Allianz AGIC Convertible Fund Class A (adjusted)	–3.58%	–12.25%	2.80%	6.84%	9.48%
Allianz AGIC Convertible Fund Class C	1.64%	–7.83%	3.20%	6.66%	8.99%
Allianz AGIC Convertible Fund Class C (adjusted)	0.70%	–8.68%	3.20%	6.66%	8.99%
Allianz AGIC Convertible Fund Class D	2.00%	–7.18%	3.97%	7.45%	9.80%
Allianz AGIC Convertible Fund Class R	1.88%	–7.36%	3.71%	7.19%	9.53%
Allianz AGIC Convertible Fund Class P	2.10%	–6.97%	4.18%	7.67%	10.04%
Allianz AGIC Convertible Fund Institutional Class	2.19%	–6.88%	4.28%	7.78%	10.15%
Allianz AGIC Convertible Fund Administrative Class	2.02%	–7.12%	3.97%	7.45%	9.81%
BofA Merrill Lynch All Convertibles Index	4.65%	–6.91%	1.55%	5.69%	7.40%
Lipper Convertible Securities Funds Average	2.38%	–8.96%	0.85%	5.15%	7.87%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 0.97% for Class A shares, 1.74% for Class C shares, 0.98% for Class D shares, 1.22% for Class R shares, 0.83% for Class P shares, 0.70% for Institutional Class shares and 0.97% for Administrative Class shares. The ratio for Class P shares does not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratio net of this reduction is 0.80% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

52	Allianz Multi-Strategy Funds

Allianz AGIC Convertible Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Technology	9.7%
Pharmaceuticals	9.6%
Financial Services	7.3%
Communications	7.2%
Commercial Services	5.9%
Building & Construction	4.5%
Biotechnology	4.2%
Oil & Gas	4.1%
Other	44.0%
Cash & Equivalents — Net	3.5%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,020.40	$1,016.40	$1,020.00	$1,018.80	$1,021.00	$1,021.90	$1,020.20
Expenses Paid During Period	$4.90	$8.62	$4.95	$6.06	$4.04	$3.39	$4.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,020.15	$1,016.45	$1,020.10	$1,019.00	$1,021.00	$1,021.65	$1,020.40
Expenses Paid During Period	$4.90	$8.62	$4.95	$6.06	$4.04	$3.39	$4.65

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.97% for Class A, 1.71% for Class C, 0.98% for Class D, 1.20% for Class R, 0.80% for Class P, 0.67% for Institutional Class and 0.92% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	53

Allianz AGIC Focused Opportunity Fund

(Unaudited)

For the period of December 1, 2011 through May 31, 2012, as provided by Michael Corelli, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares, at NAV, of Allianz AGIC Focused Opportunity Fund (the “Fund”) returned -10.93%, underperforming its benchmark, the Russell 2500 Growth Index (the “benchmark index”), which returned 3.80%.

The benchmark ended 2011 with a modest decline. It began 2012 with a strong rally and the ebbing of stock correlations that had reached all-time highs during 2011.

During the month of May, investors once again became concerned with the European sovereign debt crisis, a slowdown in China and lackluster employment data in the United States. As a result, equities experienced a global selloff. During the reporting period, the best-performing benchmark sector was Health Care, followed by Consumer Staples and Telecommunication Services. The Energy and Utilities sectors performed the worst.

Stock Selection drives performance

Stock selection was the main driver of the Fund’s underperformance versus the benchmark index, whereas sector allocation detracted to a lesser extent. The primary detractors from performance included stock selection in the Information

Technology, Energy, Materials, Consumer Discretionary, Industrials and Financials sectors. From a sector allocation perspective, the Fund’s overweight position to the Energy sector and underweight to the Health Care and Consumer Staples sectors detracted from performance. As of May 31, 2012, the Fund’s largest sector overweight positions relative to the benchmark index were in the Energy, Information Technology, Industrials and Materials sectors. The Fund’s largest sector underweight positions were in the Health Care, Consumer Staples and Financials sectors.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz AGIC Focused Opportunity Fund Class A	–10.93%	–26.30%	–9.40%
Allianz AGIC Focused Opportunity Fund Class A (adjusted)	–15.83%	–30.35%	–12.93%
Allianz AGIC Focused Opportunity Fund Institutional Class	–10.81%	–26.06%	–9.06%
Russell 2500 Growth Index	3.80%	–7.89%	1.87%
Lipper Small-Cap Growth Funds Average	3.27%	–10.11%	0.38%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 4.88% for Class A shares and 4.70% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares and 1.10% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Oil, Gas & Consumable Fuels	13.5%
Communications Equipment	10.0%
Internet Software & Services	5.2%
Capital Markets	5.1%
Diversified Consumer Services	4.7%
Metals & Mining	4.5%
Textiles, Apparel & Luxury Goods	4.2%
Commercial Services & Supplies	4.1%
Other	47.7%
Cash & Equivalents — Net	1.0%

54	Allianz Multi-Strategy Funds

Allianz AGIC Focused Opportunity Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$890.70	$891.90
Expenses Paid During Period	$6.85	$5.20

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,017.75	$1,019.50
Expenses Paid During Period	$7.31	$5.55

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A and 1.10% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	55

Allianz AGIC Global Managed Volatility Fund

(Unaudited)

For the period of December 19, 2011, through May 31, 2012, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

For the period from inception on December 19, 2011 to May 31, 2012, Class A Shares, at Net Asset Value (“NAV”), of Allianz AGIC Global Managed Volatility Fund (the “Fund”) returned 2.00%, compared to its benchmark, the MSCI World Index (the “benchmark index”), which returned 5.03% since inception.

Market Environment

During the reporting period, investors initially cheered the prospects of a global economic recovery, driving equity prices higher. Stocks rallied in January and February amid strong economic reports and monetary easing in Europe and Asia. Markets specifically rewarded higher beta and cyclical securities to start the year given the surge in investor optimism.

This phenomenon was reversed in April and particularly in May, as macroeconomic risks in Europe and slowing growth in China stalled the market rally. Investor optimism contracted as International Monetary Fund officials debated contingency plans on a potential Spanish sovereign bailout, while Greece slipped even closer to splitting from the euro. Economic indicators showed a rising risk of negative GDP for the eurozone as manufacturing and services activity rapidly slowed. The United States was a bright spot and among the top benchmark performers for the period, given its comparative insulation from the European distress.

Sector performance was mixed, with seven of ten benchmark index sectors higher during the reporting period as Consumer Discretionary shares were up near double-digits while Energy and Materials stocks were decidedly lower.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued “risk on/risk off” periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance.

Performance driven by stock selection at the sector level

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index over time. The portfolio is constructed in a two-stage investment process whereby we first build a minimum variance optimization within portfolio constraints, and then use a mean variance optimization to incorporate additional alpha potential within specified risk parameters.

The Fund’s performance relative to the benchmark index was primarily due to selections at the sector level. Country results were mixed, with currency effect positively impacting Fund performance given the underweight allocation to a weakening Euro.

From a county perspective, underweights to Italy and Spain, which tended to be comprised of higher volatility stocks given the European debt concerns, helped the Fund. Conversely, an overweight allocation to Japan detracted from results as the country lagged the MSCI World benchmark index for the period.

Sector results were led by an underweight allocation to the Energy sector as well as a sizeable overweight to Consumer Staples. Securities in both sectors were selected largely as the result of their volatility attributes. Meanwhile, an underweight allocation to Information Technology offset from relative results for the period as the sector was one of the top benchmark index performers.

Cumulative Total Return for the period ended May 31, 2012

Since Inception†
Allianz AGIC Global Managed Volatility Fund Class A	2.00%
Allianz AGIC Global Managed Volatility Fund Class A (adjusted)	–3.61%
Allianz AGIC Global Managed Volatility Fund Class C	1.67%
Allianz AGIC Global Managed Volatility Fund Class C (adjusted)	0.67%
Allianz AGIC Global Managed Volatility Fund Class D	2.00%
Allianz AGIC Global Managed Volatility Fund Class P	2.13%
Allianz AGIC Global Managed Volatility Fund Institutional Class	2.13%
MSCI World Index	5.03%
Lipper Large-Cap Core Funds Average	0.05%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 2.01% for Class A shares, 2.76% for Class C shares, 2.01% for Class D shares, 1.86% for Class P shares and 1.76% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 0.95% for Class D shares, 0.70% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

56	Allianz Multi-Strategy Funds

Allianz AGIC Global Managed Volatility Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Country Allocation (as of May 31, 2012)

United States	50.1%
Japan	20.6%
Hong Kong	8.1%
Canada	7.9%
China	5.5%
Switzerland	2.3%
United Kingdom	2.1%
Belgium	0.6%
Other	0.7%
Cash & Equivalents — Net	2.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/19/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,020.00	$1,016.70	$1,020.00	$1,021.30	$1,021.30
Expenses Paid During Period	$4.30	$7.68	$4.30	$3.17	$2.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,020.25	$1,016.50	$1,020.25	$1,021.50	$1,022.00
Expenses Paid During Period	$4.80	$8.57	$4.80	$3.54	$3.03

The Fund commenced operations on December 19, 2011. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.70% for Class C, 0.95% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 164/366 for the Actual expense example and 183/366 for the Hypothetical example.

Semiannual Report	May 31, 2012	57

Allianz AGIC High Yield Bond Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Dough Forsyth, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares at NAV of Allianz AGIC High Yield Bond Fund (the “Fund”) returned 7.01%, underperforming its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index (the “benchmark index”), which returned 7.54%.

For most of the reporting period, the markets reflected, without any real hesitation, that the risks to the U.S. economy had diminished. The most obvious factor driving the rally was the decoupling of U.S. and European financial risk. As the economic statistics, corporate earnings and specifically, the housing market showed improvement, the odds of a double-dip recession fell off the table.

During the latter part of the reporting period, the market fell in response to global uncertainty, softer U.S. economic statistics and other macro factors. Data points on company fundamentals remained positive through May, but were ignored due to the broader sentiment shift. Treasury yields fell in response to the macro data, further widening spreads.

Against this backdrop, lower rated credits produced the best results, as higher rated BB-rated securities within the benchmark index returned 7.01% over the period, whereas lower rated CCC-rated credits gained 10.83%.

High yield new issuance was robust during the six-month period, fueled by refinancing of existing high yield credits as companies looked to take advantage of low interest rates and strong investor demand.

Performance

The attribution for the reporting period’s performance came from a wide number of contributors. Issue selection was a key contributor as some of the smaller issues (by index market weight) demonstrated positive price changes.

One area of relative weakness in the portfolio resulted from the spike in prices of the lowest quality issuers. The portfolio’s underweight to this low quality group dragged on relative performance. But, as seen in past cycles, these spikes have been consistently short-lived, and the companies’ fundamental performance prevailed.

Issue selection contributed positively to relative performance. In particular, holdings in the Energy, Diversified Financial Services and Healthcare sectors benefited results. The portfolio had a lower-than-benchmark weight in Energy issuers and stronger returns from individual issues. Both of these factors aided relative performance. Additionally, the fund had less exposure to natural gas issuers which was beneficial. One specific Healthcare issue which was oversold in the prior reporting period had since rebounded on stabilized fundamentals.

Industry allocations that hurt relative performance in the reporting period included Metals/Mining, Banking and Building Materials. The portfolio had a minimal weight in Banking, and the more than 14% rally in the group was surprising. It was not a surprise that the group reacted to the macro factors, but it was a surprise how much these issuers rose in price. Long term, the simple math of net interest margin provides little incentive to invest in below investment grade banks. Despite reducing the portfolio weight in Basic Materials, one mining issuer underperformed.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC High Yield Bond Fund Class A	7.01%	3.06%	7.20%	8.05%	7.92%
Allianz AGIC High Yield Bond Fund Class A (adjusted)	3.00%	–0.80%	6.38%	7.64%	7.66%
Allianz AGIC High Yield Bond Fund Class C	6.75%	2.34%	6.47%	7.28%	7.13%
Allianz AGIC High Yield Bond Fund Class C (adjusted)	5.75%	1.40%	6.47%	7.28%	7.13%
Allianz AGIC High Yield Bond Fund Class D	7.07%	3.05%	7.24%	8.07%	7.93%
Allianz AGIC High Yield Bond Fund Class R	6.97%	2.73%	6.96%	7.80%	7.66%
Allianz AGIC High Yield Bond Fund Class P	7.07%	3.20%	7.39%	8.23%	8.09%
Allianz AGIC High Yield Bond Fund Institutional Class	7.21%	3.38%	7.69%	8.55%	8.42%
Allianz AGIC High Yield Bond Fund Administrative Class	7.11%	3.03%	7.22%	8.06%	7.93%
BofA Merrill Lynch US High Yield Master II Index	7.54%	3.34%	7.36%	8.84%	7.29%
Lipper High Current Yield Funds Average	7.02%	2.07%	5.12%	7.37%	5.82%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.05% for Class A shares, 1.87% for Class C shares, 1.12% for Class D shares, 1.37% for Class R shares, 0.88% for Class P shares, 0.77% for Institutional Class shares and 1.03% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.91% for Class A shares, 1.70% for Class C shares, 1.00% for Class D shares, 1.15% for Class R shares, 0.75% for Class P shares, 0.65% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

58	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Commercial Services	12.1%
Oil & Gas	10.5%
Telecommunications	10.0%
Financial Services	8.2%
Retail	4.8%
Auto Components	4.7%
Building & Construction	3.9%
Multi-Media	3.9%
Other	37.6%
Cash & Equivalents — Net	4.3%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,070.10	$1,067.50	$1,070.70	$1,069.70	$1,070.70	$1,072.10	$1,071.10
Expenses Paid During Period	$4.40	$8.27	$4.40	$5.74	$3.62	$3.11	$4.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,020.75	$1,017.00	$1,020.75	$1,019.45	$1,021.50	$1,022.00	$1,020.90
Expenses Paid During Period	$4.29	$8.07	$4.29	$5.60	$3.54	$3.03	$4.14

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.85% for Class D, 1.11% for Class R, 0.70% for Class P, 0.60% for Institutional Class and 0.82% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	59

Allianz AGIC International Growth Opportunities Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Chris Herrera, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares, at NAV, of Allianz AGIC International Growth Opportunities Fund (the “Fund”) returned 2.26%, outperforming its benchmark, the S&P Developed Ex-U.S. Small Cap Growth Index (the “benchmark index”), which returned -2.23%.

The international stock market declined during the six-month period. Policymakers fought to stave off a liquidity crisis in November, expanding emergency bank access to U.S. dollar loans. Investors kicked off the 2012 New Year in a celebratory mood as policymakers in Europe and Asia opened the taps on monetary easing. However, optimism faded as investors digested news on Europe’s resurgent debt crisis, slowing economic activity and the fast-fading benefits of monetary easing. In May, International Monetary Fund officials hashed through contingency plans on a prospective Spanish sovereign bailout, while Greece edged closer to splitting from the euro.

Reports of economic deceleration echoed from Europe to the U.S., Japan, China and India. Losses in the international equity market were somewhat isolated during the reporting period, as the Energy and Materials sectors lagged the rest of the benchmark. The best-performing sectors were Consumer Discretionary, Health Care, and Consumer Staples. From a country standpoint, performance of the benchmark index was led by Indonesia, with Luxembourg, Argentina and Singapore as the top performers. Conversely, the United Arab Emirates and Greece declined markedly.

Stock selection drives performance

Stock selection, and to a lesser extent country allocation, contributed positively to the Fund’s results during the reporting period. In particular, adept stock selection in Materials, Industrials and Energy drove outperformance. This was somewhat offset by stock selection in the

Financials and Consumer Discretionary sectors. Investments in Canada, Hong Kong, and Germany were the largest sources of outperformance from a country perspective, where strong stock selection contributed to results. An overweight in the United Kingdom and underweight in South Korea were also beneficial. Conversely, weak stock selection resulted in underperformance in the United States and United Kingdom.

During the reporting period, the Fund’s largest over-weights relative to the benchmark index were in the Health Care, Information Technology, and Energy sectors. The largest relative underweights were in the Consumer Discretionary, Consumer Staples, and Industrials sectors. From a country standpoint, the United Kingdom, Hong Kong, and the United States were overweight allocations, while Japan, Australia, and South Korea were the largest country underweights.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC International Growth Opportunities Fund Class A	2.26%	–17.21%	–3.81%	8.92%	11.71%
Allianz AGIC International Growth Opportunities Fund Class A (adjusted)	–3.36%	–21.77%	–4.89%	8.30%	11.27%
Allianz AGIC International Growth Opportunities Fund Class C	1.89%	–17.85%	–4.52%	8.11%	10.88%
Allianz AGIC International Growth Opportunities Fund Class C (adjusted)	0.89%	–18.67%	–4.52%	8.11%	10.88%
Allianz AGIC International Growth Opportunities Fund Class D	2.26%	–17.25%	–3.81%	8.92%	11.71%
Allianz AGIC International Growth Opportunities Fund Class R	2.16%	–17.41%	–4.05%	8.65%	11.43%
Allianz AGIC International Growth Opportunities Fund Class P	2.37%	–17.00%	–3.55%	9.23%	12.07%
Allianz AGIC International Growth Opportunities Fund Institutional Class	2.49%	–16.86%	–3.42%	9.37%	12.17%
Allianz AGIC International Growth Opportunities Fund Administrative Class	2.22%	–17.28%	–3.82%	8.91%	11.70%
S&P Developed Ex-U.S. Small Cap Growth Index	–2.23%	–19.77%	–5.89%	7.00%	5.00%
Lipper International Small/Mid-Cap Growth Funds Average	0.52%	–16.55%	–3.76%	9.27%	9.04%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.83% for Class A shares, 2.86% for Class C shares, 2.83% for Class D shares, 1.84% for Class R shares, 1.47% for Class P shares, 1.34% for Institutional Class shares and 1.59% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.70% for Class R shares, 1.30% for Class P shares, 1.20% for Institutional Class shares and 1.45% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

60	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Country Allocation (as of May 31, 2012)

United Kingdom	33.1%
Japan	13.5%
Germany	9.2%
Canada	8.6%
Hong Kong	5.9%
Singapore	4.7%
Switzerland	3.7%
China	3.7%
Other	14.1%
Cash & Equivalents — Net	3.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,022.60	$1,018.90	$1,022.60	$1,021.60	$1,023.70	$1,024.90	$1,022.20
Expenses Paid During Period	$7.79	$11.66	$7.94	$9.00	$6.63	$6.02	$7.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,017.30	$1,013.45	$1,017.15	$1,016.10	$1,018.45	$1,019.05	$1,017.25
Expenses Paid During Period	$7.77	$11.63	$7.92	$8.97	$6.61	$6.01	$7.82

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.54% for Class A, 2.31% for Class C, 1.57% for Class D, 1.78% for Class R, 1.31% for Class P, 1.19% for Institutional Class and 1.55% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	61

Allianz AGIC Micro Cap Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Robert Marren, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares, at NAV, of Allianz AGIC Micro Cap Fund (the “Fund”) returned 3.98%, underperforming its benchmark, the Russell Microcap Growth Index (the “benchmark index”), which returned 5.47% during the reporting period.

U.S. equities rose sharply in the New Year with the S&P 500 Index recording its best first quarter return since 1998. Investors reacted positively to reports of improving U.S. economic conditions, accommodative global central bank policies and healthy corporate earnings. Additionally, overseas contagion fears waned considerably. Meanwhile, equity volatility fell, revisiting June 2007 levels and equity trading volume declined—a potential sign investors have yet to fully embrace equities.

In the latter half of the reporting period, reports of slower economic growth across Europe, Asia and the U.S. coincided with lower equity prices around the globe. Fears of Greece exiting the euro, sovereign debt concerns in Spain and uncertainty around future global central bank initiatives exacerbated risk asset losses. Conversely,

Treasury yields hit all-time lows, the dollar rallied and equity market volatility spiked.

Within the benchmark Index, most sectors posted a positive return for the period. The stronger performing sectors included Consumer Discretionary and Health Care. Consumer Discretionary stocks rose on improved consumer sentiment and spending reports. Aiding the Health Care sector was its resiliency over the last two months of the reporting period as investors rotated into more defensive, counter-cyclical stocks. In contrast, weakening demand and lower crude oil prices led to declines in the Energy sector, while Industrials were hampered by global economic slowdown concerns.

Performance

Sector allocation was the main driver of the Fund’s underperformance versus the benchmark index, whereas stock selection positively impacted relative performance. Underperformance was largely isolated to the month of May as global uncertainty and macro factors weighed on the fund as those companies with the greatest expectations for fundamental improvement declined the most.

From an attribution perspective, stock picking in the Materials, Industrials and Consumer Discretionary sectors was strongest. The Materials sector was aided by an agricultural chemical manufacturer that exceeded earnings and sales estimates, while a home furnishings manufacturer helped lift the Consumer Discretionary sector.

On the downside, security selection within Health Care, Information Technology and Consumer Staples negatively impacted relative returns. A microsurgical instruments manufacturer was lower on order cancellation fears, which pressured the Health Care sector. The Information Technology sector fell in part to patent infringement concerns at a software company. This position was sold due to the aforementioned headwind.

Separately, an underweight in Health Care in addition to an overweight in Industrials detracted from relative performance.

Average Annual Total Return for the period ended May 31, 2012

	6 Month**	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC Micro Cap Fund Class A*	3.98%	–15.65%	–1.27%	5.97%	10.04%
Allianz AGIC Micro Cap Fund Class A (adjusted)*	–1.74%	–20.29%	–2.38%	5.37%	9.67%
Allianz AGIC Micro Cap Fund Class P	3.99%	–15.64%	–1.08%	6.20%	10.28%
Allianz AGIC Micro Cap Fund Institutional Class	4.10%	–15.42%	–0.96%	6.31%	10.40%
Russell Microcap Growth Index	5.47%	–12.37%	–2.52%	4.39%	4.61%
Lipper Small-Cap Core Funds Average	2.82%	–8.84%	–0.87%	5.97%	9.07%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.87% for Class A shares, 1.85% for Class P shares and 1.65% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.82% for Class A shares, 1.65% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* The returns presented are for A Class shares of the Fund, which were incepted on 12/19/11. These returns are based on the historic performance of the Predecessor Fund’s Class I shares prior to the reorganization, adjusted to reflect the Fund’s A Class shares’ different charges and expenses.

** Cumulative return

62	Allianz Multi-Strategy Funds

Allianz AGIC Micro Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Software	9.5%
Health Care Equipment & Supplies	7.8%
Internet Software & Services	6.4%
Trading Companies & Distributors	6.1%
Health Care Providers & Services	4.4%
Road & Rail	4.0%
Semiconductors & Semiconductor Equipment	4.0%
Hotels, Restaurants & Leisure	3.9%
Other	49.7%
Cash & Equivalents — Net	4.2%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,079.30	$1,039.90	$1,041.00
Expenses Paid During Period	$8.57	$8.41	$7.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,015.80	$1,016.75	$1,017.30
Expenses Paid During Period	$9.27	$8.32	$7.77

*Class A commenced operations on December 19, 2011. The Actual expense example for Class A is based on the period since inception; the Actual expense example for Class P and Institutional Class and the Hypothetical expense example is based on the period beginning December 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.84% for Class A, 1.65% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 183 (164 for Class A)/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

Semiannual Report	May 31, 2012	63

Allianz AGIC Ultra Micro Cap Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Robert Marren, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares, at NAV, of Allianz AGIC Ultra Micro Cap Fund (the “Fund”) returned 8.78%, outperforming its benchmark, the Russell Microcap Growth Index (the “benchmark index”), which returned 5.47%.

U.S. equities rose sharply in the New Year with the S&P 500 Index recording its best first quarter return since 1998. Investors reacted positively to reports of improving U.S. economic conditions, accommodative global central bank policies and healthy corporate earnings. Additionally, overseas contagion fears waned considerably. Meanwhile, equity volatility fell, revisiting June 2007 levels and equity trading volume declined—a potential sign investors have yet to fully embrace equities.

In the latter half of the reporting period, reports of slower economic growth across Europe, Asia and the U.S. coincided with lower equity prices around the globe. Fears of Greece exiting the euro, sovereign debt concerns in Spain and uncertainty around future global central bank initiatives exacerbated risk asset losses. Conversely, Treasury yields hit all-time lows, the dollar rallied and equity market volatility spiked.

Within the benchmark index, most sectors posted a positive return for the period. The stronger performing sectors included Consumer Discretionary and Health Care. Consumer Discretionary stocks rose on improved consumer sentiment and spending reports. Aiding the Health Care sector was its resiliency over the last two months of the reporting period as investors rotated into more defensive, counter-cyclical stocks. In contrast, weakening demand and lower crude oil prices led to declines in the Energy sector, while Industrials were hampered by global economic slowdown concerns.

Performance

Security selection was the main driver of the Fund’s outperformance versus the benchmark index, whereas sector allocation detracted, but to a much lesser extent.

From an attribution perspective, security selection in the Information Technology, Industrials and Health Care sectors was strongest. Gains in two network traffic management companies improved the performance the Information Technology sector, while a boom truck crane manufacturer and industrial MRO products distributor boosted Industrials.

On the downside, security selection within Consumer Staples negatively impacted relative returns. Among the top detractors in the sector was a coffee manufacturer/distributor. Separately, an underweight in Health Care in addition to an overweight in Industrials, detracted from relative performance.

Average Annual Total Return for the period ended May 31, 2012

	6 Month**	1 Year	Since Inception†
Allianz AGIC Ultra Micro Cap Fund Class A*	8.78%	–6.93%	9.91%
Allianz AGIC Ultra Micro Cap Fund Class A (adjusted)*	2.80%	–12.05%	8.49%
Allianz AGIC Ultra Micro Cap Fund Class P	8.98%	–6.68%	10.18%
Allianz AGIC Ultra Micro Cap Fund Institutional Class	9.03%	–6.54%	10.33%
Russell Microcap Growth Index	5.47%	–12.37%	1.73%
Lipper Small-Cap Core Fund Avg.	2.82%	–8.84%	2.85%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 3.83% for Class A shares, 3.48% for Class P shares and 3.53% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 2.35% for Class A shares, 2.07% for Class P shares and 2.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* The returns presented are for A Class shares of the Fund, which were incepted on 12/19/11. These returns are based on the historic performance of the Predecessor Fund’s Class I shares prior to the reorganization, adjusted to reflect the Fund’s A Class shares’ different charges and expenses.

** Cumulative return

64	Allianz Multi-Strategy Funds

Allianz AGIC Ultra Micro Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Health Care Equipment & Supplies	7.7%
Software	6.7%
Health Care Providers & Services	6.0%
Internet Software & Services	5.9%
Communications Equipment	4.8%
Semiconductors & Semiconductor Equipment	4.8%
Road & Rail	4.4%
Hotels, Restaurants & Leisure	4.4%
Other	50.4%
Cash & Equivalents — Net	4.9%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,108.40	$1,089.80	$1,090.30
Expenses Paid During Period	$11.53	$11.96	$11.24

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,012.80	$1,013.55	$1,014.25
Expenses Paid During Period	$12.28	$11.53	$10.83

* Class A commenced operations on December 19, 2011. The Actual expense example for Class A is based on the period since inception; the Actual expense example for Class P and Institutional Class and the Hypothetical expense example is based on the period beginning December 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (2.44% for Class A, 2.29% for Class P and 2.15% for Institutional Class), multiplied by the average account value over the period, multiplied by 183 (164 for Class A)/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

Semiannual Report	May 31, 2012	65

Allianz AGIC U.S. Emerging Growth Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by John McCraw, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares, at NAV, of Allianz AGIC U.S. Emerging Growth Fund (the “Fund”) returned 0.69%, underperforming its benchmark, the Russell 2000 Growth Index (the “benchmark index”), which returned 3.24% during the reporting period.

U.S. equities rose sharply in the New Year with the S&P 500 Index recording its best first quarter return since 1998. Investors reacted positively to reports of improving U.S. economic conditions, accommodative global central bank policies and healthy corporate earnings. Additionally, overseas contagion fears waned considerably. Meanwhile, equity volatility fell, revisiting June 2007 levels and equity trading volume declined—a potential sign investors have yet to fully embrace equities.

In the latter half of the reporting period, reports of slower economic growth across Europe, Asia and the U.S. coincided with lower equity prices around the globe. Fears of Greece exiting the euro, sovereign debt concerns in Spain and uncertainty around future global central bank initiatives exacerbated risk asset losses. Conversely, Treasury yields hit all-time lows, the dollar rallied and equity market volatility spiked.

Within the benchmark index, most sectors posted a positive return for the period. The strongest performing sectors included Consumer Discretionary and Health Care. Consumer Discretionary stocks rose on improved consumer sentiment and spending reports. With the exception of Consumer Staples, the Health Care sector was the only segment to record gains over the last two months of the reporting period as investors rotated into more defensive, counter-cyclical stocks. In contrast, weakening demand and lower prices for commodities led to declines in the Materials and Energy sectors.

Performance

Sector allocation was the main driver of the Fund’s underperformance versus the benchmark index, whereas stock selection detracted to a lesser extent. Global uncertainty and macro factors weighed on the fund as those companies with the greatest expectations for fundamental improvement declined the most.

From an attribution perspective, stock picking in Consumer Discretionary, Consumer Staples and Financials was strongest. The Consumer Discretionary sector was aided by lodging company, while a manufacturer of natural and organic food products that is benefiting from secular trends around growing health-consciousness helped lift the Consumer Staples sector.

On the downside, security selection within Industrials, Information Technology and Energy negatively impacted relative returns. A railroad freight car and equipment manufacturer and an oil and gas E&P company pressured the Industrials and Energy sectors, respectively.

Separately, an underweight in Health Care and Financials in addition to an overweight in Materials and Information Technology detracted from relative performance.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC U.S. Emerging Growth Fund Class A	0.69%	–14.18%	–0.53%	5.24%	6.21%
Allianz AGIC U.S. Emerging Growth Fund Class A (adjusted)	–4.85%	–18.90%	–1.65%	4.65%	5.89%
Allianz AGIC U.S. Emerging Growth Fund Class C	0.36%	–14.82%	–1.26%	4.47%	5.43%
Allianz AGIC U.S. Emerging Growth Fund Class C (adjusted)	–0.57%	–15.60%	–1.26%	4.47%	5.43%
Allianz AGIC U.S. Emerging Growth Fund Class D	0.68%	–14.24%	–0.53%	5.24%	6.21%
Allianz AGIC U.S. Emerging Growth Fund Class R	0.60%	–14.39%	–0.77%	4.99%	5.95%
Allianz AGIC U.S. Emerging Growth Fund Class P	0.84%	–13.96%	–0.28%	5.51%	6.48%
Allianz AGIC U.S. Emerging Growth Fund Institutional Class	0.84%	–13.88%	–0.17%	5.61%	6.59%
Russell 2000 Growth Index	3.24%	–9.46%	0.86%	5.91%	5.46%
Lipper Small-Cap Core Funds Average	2.82%	–8.84%	–0.87%	5.97%	9.22%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 2.70% for Class A shares, 3.04% for Class C shares, 2.31% for Class D shares, 2.50% for Class R shares, 2.13% for Class P shares and 1.99% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.50% for Class A shares, 2.21% for Class C shares, 1.48% for Class D shares, 1.67% for Class R shares, 1.25% for Class P shares and 1.15% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

66	Allianz Multi-Strategy Funds

Allianz AGIC U.S. Emerging Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Specialty Retail	9.3%
Software	7.7%
Semiconductors & Semiconductor Equipment	5.6%
Internet Software & Services	5.4%
Machinery	5.0%
Oil, Gas & Consumable Fuels	4.6%
Health Care Providers & Services	4.6%
Hotels, Restaurants & Leisure	4.4%
Other	50.3%
Cash & Equivalents — Net	3.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,006.90	$1,003.60	$1,006.80	$1,006.00	$1,008.40	$1,008.40
Expenses Paid During Period	$7.53	$11.17	$7.48	$8.63	$6.28	$5.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,017.50	$1,013.85	$1,017.55	$1,016.40	$1,018.75	$1,019.25
Expenses Paid During Period	$7.57	$11.23	$7.52	$8.67	$6.31	$5.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.23% for Class C, 1.49% for Class D, 1.72% for Class R, 1.25% for Class P and 1.15% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	67

Allianz F&T Behavioral Advantage Large Cap Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by the Fund’s Portfolio Management Team.

Portfolio Insights

Market Environment

For the reporting period ended May 31, 2012, Class A Shares at NAV of the Allianz F&T Behavioral Advantage Large Cap Fund (the “Fund”), returned 9.88% outperforming its benchmark, the S&P 500 Index (the “benchmark index”), which returned 6.23% over this same period.

Domestic equities delivered positive returns during the review period with the benchmark index rising 6.23% as investors focused on an improved U.S. economic environment in the period’s first half. Solid corporate earnings growth across most sectors of the market as well as an improvement in U.S. GDP to an annualized 3% in the fourth quarter of 2011, above the annual average of 2.5% over the past 20 years, helped to lift stocks. Equities rose as the calendar transitioned from 2011 to 2012 as investor appetite for risk increased both on the basis of these improved results, as well as on better news out of Europe as the eurozone agreed to another

Greek debt bailout package in March. These allayed concerns were short lived, however, as Italian and Spanish bond yields rose sharply in April on fears over creditworthiness. Increased discussions in May of a possible Greek exit from the euro raised the potential of a possible break-up of the eurozone which generated renewed concerns over global economic growth sending stocks lower to end the period.

Fund Review

The Fund seeks to capitalize on the mispricing of U.S. large-cap stocks caused by behavioral biases.

Positive stock selection was the largest contributor to the Fund’s relative performance with sector allocation also providing positive results. Stock selection within the Consumer Discretionary sector coupled with an overweight allocation to this group helped the Fund’s relative performance as this was the best performing sector during the period. Stocks in this sector, particularly among retailing stocks, were emphasized in the portfolio due to a combination of behavioral-based adjustments. Also benefitting results were both allocation and selection among energy-related stocks, especially among oil- and gas-related shares, as weights and selection decisions were driven by multiple behavioral-based elements. Positive allocation and stock selection within the Consumer Staples sector also helped the Fund’s relative performance as these stocks were highlighted and selected due to adjustments in the weights of stocks associated with behavioral biases that tend to cause investors to underreact to information.

Detracting from results was an underweight allocation to the Technology sector as well as stock selection among technology-related stocks chiefly among hardware and equipment makers. These determinations were driven mainly by weight differences relative to the benchmark index from our process which establishes a stock’s initial weight in the portfolio based on common accounting measures.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	Since Inception†
Allianz F&T Behavioral Advantage Large Cap Fund Class A	9.88%	17.57%
Allianz F&T Behavioral Advantage Large Cap Fund Class A (adjusted)	3.83%	11.10%
Allianz F&T Behavioral Advantage Large Cap Fund Class C	9.46%	16.90%
Allianz F&T Behavioral Advantage Large Cap Fund Class C (adjusted)	8.46%	15.90%
Allianz F&T Behavioral Advantage Large Cap Fund Class D	9.88%	17.57%
Allianz F&T Behavioral Advantage Large Cap Fund Class P	10.05%	17.75%
Allianz F&T Behavioral Advantage Large Cap Fund Institutional Class	10.08%	17.86%
S&P 500 Index	6.23%	12.31%
Lipper Large-Cap Core Funds Average	4.69%	6.88%

† The Fund began operations on 9/8/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 8/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.92% for Class A shares, 2.67% for Class C shares, 1.92% for Class D shares, 1.77% for Class P shares and 1.67% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.90% for Class A shares, 1.65% for Class C shares, 0.90% for Class D shares, 0.65% for Class P shares and 0.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

68	Allianz Multi-Strategy Funds

Allianz F&T Behavioral Advantage Large Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Pharmaceuticals	7.3%
Oil, Gas & Consumable Fuels	5.8%
Specialty Retail	5.2%
Food & Staples Retailing	4.4%
Chemicals	3.6%
Insurance	3.5%
Media	3.4%
Hotels, Restaurants & Leisure	3.3%
Other	62.8%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,098.80	$1,094.60	$1,098.80	$1,100.50	$1,100.80
Expenses Paid During Period	$4.72	$8.64	$4.72	$3.41	$2.89

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,020.50	$1,016.75	$1,020.50	$1,021.75	$1,022.25
Expenses Paid During Period	$4.55	$8.32	$4.55	$3.29	$2.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.90% for Class A, 1.65% for Class C, 0.90% for Class D, 0.65% for Class P and 0.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	69

Allianz NFJ Global Dividend Value Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Burns McKinney, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares at NAV of Allianz NFJ Global Dividend Value Fund (the “Fund”) returned -1.68%, underperforming its benchmark, the MSCI ACWI Index (the “benchmark index”), which returned 0.48%.

The reporting period was a study in contrasts. During the first half of the reporting period, many international and global markets delivered performance gains as an improving outlook withstood the world’s laundry list of economic anxieties, and fresh waves of monetary easing in Europe and Asia, as well as a confident U.S. consumer, drove numerous securities that lagged in 2011 to notable heights. The market then reversed course as equities fell globally after the European debt crisis reached a boil. This downturn was magnified by the events of May. International Monetary Fund officials hashed through contingency plans on a prospective Spanish sovereign bailout, while Greece edged closer to splitting from the euro. Strength from the first three months of 2012 was just enough to offset the market’s weakness in the remaining months of the reporting period, and the benchmark index delivered positive results for the reporting period ended May 31, 2012.

Benchmark returns were slightly positive during the reporting period, as six of the ten sectors in the benchmark index generated positive returns. The Energy, Materials, Utilities and

Telecommunication Services sectors were the worst performing sectors. In contrast, the Consumer Discretionary, Information Technology, Healthcare and Consumer Staples sectors posted positive returns during the reporting period. On a country basis, the weakest returns were experienced by Europe’s periphery countries, including Spain, Greece, Portugal and Italy, whereas the strongest results were generated in several emerging markets countries, including the Philippines, Colombia and Egypt, according to MSCI.

Sector allocation drove the Fund’s underperformance

The Fund’s underperformance versus the benchmark index was largely due to sector allocation. Stock selection was net positive during the period and contributed to the Fund’s relative results. Both country allocation and selection by country detracted from performance, albeit to a lesser degree than sector allocation.

In terms of stock selection, the Fund’s holdings in the Utilities, Materials and Information Technology sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Industrials, Financials and Health care sectors.

The largest individual detractors from absolute performance were South Korea’s SK Telecom,

France-based oil and gas firm Total, and industrial companies R.R. Donnelley & Sons and Pitney Bowes. On the upside, hard disk drive manufacturer Seagate Technology, materials company Eastman Chemical and Brazilian utilities SABESP and CEMIG were the largest contributors to absolute performance.

From a sector allocation perspective, an overweight in Energy, Underweight in Consumer Discretionary and overweight in Telecommunication Services detracted the most from results, though the majority of sector allocations were negative during the reporting period.

The Fund’s country allocations were net negative during the reporting period. An underweight in the United States and overweights in Spain and Russia were the primary detractors from relative returns. In contrast, an overweight in Hong Kong as well as underweights in Canada and Italy benefited the Fund’s relative performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Telecommunication Services, Energy and Industrials sectors, whereas the largest relative underweights were in the Consumer Discretionary, Consumer Staples and Information Technology sectors.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz NFJ Global Dividend Value Fund Class A	–1.68%	–13.33%	8.54%
Allianz NFJ Global Dividend Value Fund Class A (adjusted)	–7.09%	–18.10%	6.46%
Allianz NFJ Global Dividend Value Fund Class C	–2.07%	–13.97%	7.74%
Allianz NFJ Global Dividend Value Fund Class C (adjusted)	–3.03%	–14.80%	7.74%
Allianz NFJ Global Dividend Value Fund Class D	–1.71%	–13.32%	8.55%
Allianz NFJ Global Dividend Value Fund Class P	–1.58%	–13.13%	8.77%
Allianz NFJ Global Dividend Value Fund Institutional Class	–1.57%	–13.06%	8.87%
MSCI All Country World Index	0.48%	–12.29%	9.26%
Lipper Global Large-Cap Value Funds Average	–2.30%	–14.56%	6.59%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.87% for Class A shares, 2.66% for Class C shares, 3.69% for Class D shares, 1.94% for Class P shares and 1.63% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.99% for Class C shares, 1.30% for Class D shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

70	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Country Allocation (as of May 31, 2012)

United States	35.2%
United Kingdom	9.6%
France	7.6%
Japan	7.2%
Brazil	5.9%
Korea (Republic of)	5.2%
Hong Kong	4.0%
Canada	3.9%
Other	18.7%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$983.20	$979.30	$982.90	$984.20	$984.30
Expenses Paid During Period	$7.04	$10.69	$7.09	$6.00	$5.46

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,017.90	$1,014.20	$1,017.85	$1,018.95	$1,019.50
Expenses Paid During Period	$7.16	$10.88	$7.21	$6.11	$5.55

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.42% for Class A, 2.16% for Class C, 1.43% for Class D, 1.21% for Class P and 1.10% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	71

Allianz NFJ International Value II Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Baxter Hines, Portfolio Manager.

Portfolio Insights

For the period since inception on December 1, 2011 through May 31, 2012, Class A Shares at NAV of Allianz NFJ International Value II Fund (the “Fund”) returned -3.48% outperforming the MSCI EAFE Index (the “benchmark index”), which returned -5.00% since inception.

The since inception reporting period was a study in contrasts. During the first half of the reporting period, many international and global markets delivered performance gains as an improving outlook withstood the world’s laundry list of economic anxieties, and fresh waves of monetary easing in Europe and Asia, as well as a confident U.S. consumer, drove numerous securities that lagged in 2011 to notable heights. The market then reversed course as equities fell globally after the European debt crisis reached a boil. This downturn was magnified by the events of May. International Monetary Fund officials hashed through contingency plans on a prospective Spanish sovereign bailout, while Greece edged closer to splitting from the euro. Strength from the first two months of 2012 was unable to offset the market’s weakness in the remaining months of the reporting period, and the benchmark index delivered negative results during the since inception period ended May 31, 2012.

Benchmark returns stumbled during the reporting period, as seven of the ten sectors in the benchmark index generated negative returns. The

Energy, Telecommunication Services, Utilities and Materials sectors were the worst performing sectors. The only sectors that delivered positive returns were Healthcare, Consumer Staples and Consumer Discretionary. On a country basis, the weakest returns were experienced by Europe’s periphery countries, including Spain, Greece, Portugal and Italy, whereas the strongest results were generated in New Zealand, Belgium and Denmark.

Stock selection drove the Fund’s relative outperformance

The Fund’s relative outperformance versus the benchmark index was due to strong stock selection, though sector allocation did detract from relative returns during the reporting period.

In terms of stock selection, the Fund’s holdings in the Utilities, Health care and Consumer Discretionary sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Consumer Staples, Materials and Energy sectors.

The largest individual contributors to absolute performance were a Brazil water utility company, German Healthcare firm, and two United Kingdom-based companies, including a Consumer Discretionary firm and Financial

Services group. Conversely, two Spanish companies, insurer Mapfre and Telefonica, African Barrick Gold, a mining business operating in Tanzania, and Telecom Argentina were the largest detractors from absolute performance.

From a sector allocation perspective, underweights in the Financials, Information Technology and Industrials Sectors contributed to the Fund’s relative returns during the reporting period. Being overweight the Telecommunication Services, Energy and Utilities sectors detracted the most from results.

The Fund’s country allocations detracted from relative returns during the period. Allocations that benefited the Fund’s relative performance included an underweight in Italy and an overweight in Brazil. The primary detractors from relative returns were an underweight in Switzerland and overweights in South Korea and Argentina.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Telecommunication Services, Energy and Utilities sectors, whereas the largest relative underweights were in the Financials, Information Technology and Healthcare sectors.

Cumulative Total Return for the period ended May 31, 2012

Since Inception†
Allianz NFJ International Value II Fund Class A	–3.48%
Allianz NFJ International Value II Fund Class A (adjusted)	–8.79%
Allianz NFJ International Value II Fund Class C	–3.80%
Allianz NFJ International Value II Fund Class C (adjusted)	–4.76%
Allianz NFJ International Value II Fund Class D	–3.48%
Allianz NFJ International Value II Fund Class P	–3.31%
Allianz NFJ International Value II Fund Institutional Class	–3.29%
MSCI EAFE Index	–5.00%
Lipper International Large-Cap Value Avg.	–6.85%

† The Fund began operations on 12/1/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 3.63% for Class A shares, 4.38% for Class C shares, 3.63% for Class D shares, 3.48% for Class P shares and 3.38% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class D shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

72	Allianz Multi-Strategy Funds

Allianz NFJ International Value II Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Country Allocation (as of May 31, 2012)

United Kingdom	25.7%
Japan	24.6%
Canada	7.4%
France	5.2%
Hong Kong	4.5%
China	2.9%
Brazil	2.9%
Spain	2.8%
Other	22.5%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$965.20	$962.00	$965.20	$966.90	$967.10
Expenses Paid During Period	$6.35	$10.00	$6.35	$5.13	$4.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,018.50	$1,014.75	$1,018.50	$1,019.75	$1,020.25
Expenses Paid During Period	$6.56	$10.33	$6.56	$5.30	$4.80

The Fund commenced operations on December 1, 2011. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.30% for Class D, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

Semiannual Report	May 31, 2012	73

Allianz RCM All Alpha Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Steve Berexa and Jing Zhou, Portfolio Managers.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares of Allianz RCM All Alpha Fund (the “Fund”) returned -5.78% at NAV, underperforming the BofA Merrill Lynch 3-Month U.S. Treasury Bill (the “benchmark index”), which returned 0.03% during the reporting period.

Market Environment

During the reporting period, equity markets were caught between periods of investor optimism and concern regarding the health of the U.S. and global economies. During the first half of the reporting period, equity investors reacted positively to a series of stronger than expected economic releases. In Europe, contagion fears and reports of bank deposits leaving troubled Greek banks weighed on equity markets globally. The markets stalled in April and then gave back a significant portion of the gains made earlier in the year during May. In this time period, the S&P 500 Index returned 6.23%, MSCI Europe was down 6.08%, and MSCI AC Asia (ex Japan) returned 3.55%.

Fund Review

During the reporting period, the Fund maintained an overall market neutral exposure and zero and gross exposure between 140% to 190%. Among equities, the Technology sector was the largest detractor from performance, while the Consumer

Discretionary and Consumer Staples sectors were the largest contributors. In terms of stock selection, Human Genome Sciences Inc. was a top detractor from returns during this period, as well as Groupon, HSBC Holdings, Incyte Corp., and BioSante Pharmaceuticals Inc. Conversely, one of the top contributors to performance was Ardea Biosciences Inc. In addition, holdings in Seagate Technology Inc., Amylin Pharmaceuticals Inc., LinkedIn Corporation, and ViroPharma Inc., contributed to performance. In terms of geographical regions, Asia Pacific and North America detracted from performance, while Europe enhanced overall returns.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz RCM All Alpha Fund Class A	–5.78%	–8.86%	–7.86%
Allianz RCM All Alpha Fund Class A (adjusted)	–10.96%	–13.88%	–12.22%
Allianz RCM All Alpha Fund Class C	–6.11%	–9.50%	–8.51%
Allianz RCM All Alpha Fund Class C (adjusted)	–6.98%	–10.34%	–8.51%
Allianz RCM All Alpha Fund Class D	–5.85%	–8.87%	–7.86%
Allianz RCM All Alpha Fund Class P	–5.70%	–8.72%	–7.68%
Allianz RCM All Alpha Fund Institutional Class	–5.61%	–8.51%	–7.50%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.03%	0.05%	0.07%
Lipper Equity Market Neutral Funds Average	–0.36%	–1.13%	–0.29%

† The Fund began operations on 3/31/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 12.29% for Class A shares, 9.85% for Class C shares, 7.10% for Class D shares, 8.76% for Class P shares and 6.36% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 2.74% for Class A shares, 3.49% for Class C shares, 2.74% for Class D shares, 2.49% for Class P shares and 2.39% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

74	Allianz Multi-Strategy Funds

Allianz RCM All Alpha Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Country Allocation (as of May 31, 2012)

United States	38.1%
China	17.6%
Hong Kong	11.0%
Israel	1.6%
Bermuda	1.5%
Germany	1.2%
United Kingdom	1.2%
Other	3.8%
Securities Sold Short*	–45.8%
Cash & Equivalents — Net	69.8%
*	Table below details the country allocation for securities sold short.

Country Allocation — Securities Sold Short

United States	–35.8%
Switzerland	–2.3%
Ireland	–2.0%
Germany	–1.9%
United Kingdom	–1.1%
Netherlands	–1.0%
China	–0.5%
Other	–1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$942.20	$938.90	$941.50	$943.00	$943.90
Expenses Paid During Period	$14.91	$17.98	$14.95	$13.80	$13.32

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,009.65	$1,006.45	$1,009.60	$1,010.80	$1,011.30
Expenses Paid During Period	$15.42	$18.61	$15.47	$14.28	$13.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (3.07% for Class A, 3.71% for Class C, 3.08% for Class D, 2.84% for Class P and 2.74% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	75

Allianz RCM China Equity Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Christina Chung, Lead Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2012, Class A Shares of Allianz RCM China Equity Fund (the “Fund”) returned -2.57% at NAV underperforming the MSCI China Index (the “benchmark index”), which returned 4.33% during the reporting period.

Equity markets were caught between periods of investor optimism and investor hesitation during the reporting period. In late 2011, a decline in equities was seen as investors were anxious about potential economic slowdown. Then in early 2012, investor confidence returned and equities rallied in response to a more positive global outlook. Investor sentiment once again reversed in March of 2012 when China lowered its growth expectation and the Euro crisis returned to the headlines.

Sector allocation and stock selection drive underperformance

Stock selection in the Information Technology and Telecom Service sectors was the biggest contributor to Fund underperformance relative to the benchmark index. In the Information Technology sector, disappointing earnings detracted from Fund performance and in the Telecom Services sector, prices were undermined by weak 2011 earnings. Competition, in the form of heavier handset subsidies, also contributed to Fund underperformance.

Information Technology valuations are currently attractive and we believe that share prices, accompanied by increased 2012 earnings,

will allow for the sector to recover in the medium-term. Competition in Telecom Services is likely to continue, however its effect on the Fund will be minimized by the Fund’s relative underweight position in this sector.

Stock selection in the Consumer Discretionary sector contributed performance; however it was offset by the Fund’s overweight allocation to the sector relative to the benchmark. In the Materials sector, the Fund’s stock positioning in the packaging industry, specifically the Chinese beverage market, recorded strong relative performance which contributed to the Fund’s overall performance.

Outlook

After the sharp sell-offs across the board in May, valuations dropped to a relatively attractive level. The Fund continues to selectively add to mid/ small cap names which are believed to possess strong fundamentals and good earnings. Alpha names are believed to recover as market sentiment improves. As a part of the on-going risk management process, stocks that fail to meet performance expectations are regularly revisited to determine if fundamentals and investment drivers remain intact. If confidence exists that drivers are still intact, the position may be accumulated to take advantage of the relative share price weakness. If the fundamentals in the drivers have changed or the initial investment case is no longer valid, the loss is cut and the Fund moves out of the position.

It is believed that the Chinese equity market is oversold, especially in the case of H-shares. The Chinese government policy response, such as the June 7, 2012 interest rate cut, the lessened reserve requirement ratio, and the accelerated pace of approval for existing public infrastructure projects, will potentially support economic growth in the second half of the year. These policy actions are likely to ease concerns over an economic hard-landing in China, and could potentially trigger a short-term market rebound. However, for a sustainable market recovery, earnings need to improve and economic issues in Europe must stabilize. Hence, while there is potential for short-term market recovery, investors need to have a longer-term view of the fundamental improvement of the market. Going forward, the Fund will not be positioned toward a particular sector for stock selection; rather the Fund will favor sectors that are believed to have strong structural growth. The Fund’s strategy is to use a bottom-up approach to select stocks that are viewed to have a high conviction, particularly in the Information Technology and Industrials sectors. Additionally, the Fund will increase its position in the Consumer sector if valuations become more attractive. The Fund will continue to have an underweight position in the Banking sector for large capitalization stocks, as earnings may be undermined by the longer-term cyclical economic slowdown and the structural change of interest rate deregulation. In the shorter-term, there is risk of an asymmetric interest rate cut that could potentially lead to a margin squeeze for the banks.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz RCM China Equity Fund Class A	–2.57%	–20.62%	1.18%
Allianz RCM China Equity Fund Class A (adjusted)	–7.93%	–24.98%	–1.67%
Allianz RCM China Equity Fund Class C	–2.94%	–21.15%	0.54%
Allianz RCM China Equity Fund Class C (adjusted)	–3.83%	–21.85%	0.54%
Allianz RCM China Equity Fund Class D	–2.56%	–20.55%	1.30%
Allianz RCM China Equity Fund Class P	–2.50%	–20.42%	1.55%
Allianz RCM China Equity Fund Institutional Class	–2.44%	–20.31%	1.65%
MSCI China Index	4.33%	–20.79%	–1.67%
Lipper China Region Funds Average	–1.68%	–24.06%	–2.50%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 5.29% for Class A shares, 6.74% for Class C shares, 6.76% for Class D shares, 8.18% for Class P shares and 5.96% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.73% for Class A shares, 2.56% for Class C shares, 1.77% for Class D shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

76	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Commercial Banks	15.9%
Oil, Gas & Consumable Fuels	12.7%
Wireless Telecommunication Services	6.6%
Insurance	6.1%
Real Estate Management & Development	4.5%
Commercial Services & Supplies	4.4%
Electronic Equipment, Instruments & Components	4.2%
Diversified Telecommunication Services	4.2%
Other	38.3%
Cash & Equivalents — Net	3.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$974.30	$970.60	$974.40	$975.00	$975.60
Expenses Paid During Period	$8.44	$12.22	$8.49	$7.41	$7.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,016.45	$1,012.60	$1,016.40	$1,017.50	$1,017.90
Expenses Paid During Period	$8.62	$12.48	$8.67	$7.57	$7.16

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.71% for Class A, 2.48% for Class C, 1.72% for Class D, 1.50% for Class P and 1.42% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	77

Allianz RCM Disciplined Equity Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Seung Minn, Lead Portfolio Manager.

Portfolio Insights

Market Environment

For the reporting period ended May 31, 2012, Class A Shares at NAV of the Allianz RCM Disciplined Equity Fund (the “Fund”), returned 1.77%, underperforming the S&P 500 Index (the “benchmark index”), which returned 6.23%.

Over the reporting period, equity markets were caught between periods of investor optimism and concern regarding the health of the U.S. and global economies. Telecommunications and Consumer Discretionary stocks led the market higher while the Energy and Materials sectors underperformed.

During the first half of the reporting period, equity investors reacted positively to a series of stronger than expected economic releases. U.S. businesses added over 200,000 jobs per month on average during the period and the number of individuals applying for unemployment benefits fell. On the housing front, sales of new and existing homes ticked up and the level of price declines seemed to moderate. Expected market volatility, as measured by the CBOE Volatility Index (VIX), declined over 40% from December to March as macroeconomic concerns subsided.

U.S. markets stalled in April and then gave back a significant portion of the gains made earlier in the year during May. The VIX rose through the last months of the period amid softening U.S. economic data and renewed concerns over the eurozone’s debt crisis. Disappointing U.S. jobs figures replaced previously stalwart employment growth. In Europe, contagion fears and reports of bank deposits leaving troubled Greek banks weighed on equity markets globally.

Fund Review

The Fund seeks long-term capital growth by primarily investing in the stocks of companies domiciled in the U.S.

The Fund’s underperformance of the benchmark was driven by both stock selection and sector allocation. On a stock basis, the leading detractor from relative returns was the Fund’s underweight in Apple, which gained over 50% during the reporting period. Other detractors included Electronic Arts, Freeport-McMoRan Copper & Gold, Schlumberger, and Cameron International Corp. Leading contributors to relative performance included holdings in General Electric Co., eBay, AT&T, Amgen and the Fund’s lack of ownership of Oracle.

On a sector basis, the Fund’s overweight exposure to Energy stocks and underweight exposure to Consumer Discretionary stocks contributed negatively to returns. Allocations to the Materials, Industrials, Financials and Consumer Staples sectors were also detractors. In contrast, the Fund’s overweight exposure to the Technology sector contributed positively to performance. Overall, the impact of sector allocation was negative.

Outlook

Economic reports in the U.S. have been deteriorating recently, including an uptick in unemployment and a softening in industrial production. This raises the risk of downward pressure on S&P earnings for the remainder of 2012 but also increases the likelihood of increased monetary accommodation from the Fed. Looking forward, we expect that GDP may range between 1.5% and 2.5% for the year with downside risk if the situation in Europe continues to deteriorate. Volatility may spike higher given the uncertainties surrounding the global economy as well as what is likely to be a tight presidential election in November.

In the coming months, we will continue to adhere to our investment process and remain focused on identifying undervalued companies undergoing positive change.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz RCM Disciplined Equity Fund Class A	1.77%	–6.71%	3.59%
Allianz RCM Disciplined Equity Fund Class A (adjusted)	–3.82%	–11.84%	2.09%
Allianz RCM Disciplined Equity Fund Class C	1.44%	–7.38%	2.83%
Allianz RCM Disciplined Equity Fund Class C (adjusted)	0.44%	–8.29%	2.83%
Allianz RCM Disciplined Equity Fund Class D	1.81%	–6.68%	3.60%
Allianz RCM Disciplined Equity Fund Class P	1.83%	–6.60%	3.83%
Allianz RCM Disciplined Equity Fund Institutional Class	1.95%	–6.43%	3.94%
S&P 500 Index	6.23%	–0.41%	4.28%
Lipper Large-Cap Core Funds Average	4.69%	–3.40%	1.71%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 2.15% for Class C shares, 4.05% for Class D shares, 1.26% for Class P shares and 1.12% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 0.95% for Class D shares, 0.80% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

78	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Oil, Gas & Consumable Fuels	8.9%
Software	8.4%
Energy Equipment & Services	6.1%
Pharmaceuticals	5.8%
Aerospace & Defense	5.7%
Commercial Banks	5.1%
Health Care Equipment & Supplies	5.0%
Computers & Peripherals	4.6%
Other	47.6%
Cash & Equivalents — Net	2.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,017.70	$1,014.40	$1,018.10	$1,018.30	$1,019.50
Expenses Paid During Period	$5.75	$9.57	$5.60	$4.79	$4.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,019.30	$1,015.50	$1,019.45	$1,020.25	$1,020.65
Expenses Paid During Period	$5.76	$9.57	$5.60	$4.80	$4.39

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.14% for Class A, 1.90% for Class C, 1.11% for Class D, 0.95% for Class P and 0.87% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	79

Allianz RCM Global Water Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Andreas Fruschki, Lead Portfolio Manager.

Portfolio Insights

Market Environment

For the reporting period ended May 31, 2012, Class A Shares of the Allianz RCM Global Water Fund (the “Fund”), at NAV returned 4.92% and outperformed its benchmark, the S&P Global Water Index (the “benchmark index”) which returned 3.79%, by more than 100 bps.

For the majority of the reporting period, the environment for stocks was favorable as the US reported encouraging economic data and water related companies released positive earnings reports. Economic concerns in late 2011 did not appear to materialize in early 2012, which brought investor confidence and equity appreciation at the start of the New Year.

In May, however, feelings of uncertainty returned after China lowered its growth expectation and the Euro crisis reappeared in the headlines. In water related stocks, M&A was a theme once again as water companies either acquired other players or became targets of other larger players seeking to gain exposure to the market. For example, Northumbrian Water was acquired by infrastructure funds in 2011 and Pentair decided to merge with Tyco to form a larger water player.

The correlation between investments in the water related market and state and public infrastructure detracted from performance because many governments struggle with austerity or lower tax revenues which can potentially delay investments. Delays in investments may result in increased investment needs in the future as water quality standards are continuously rising and this water supply is critical to the Industrials and Agriculture industries. Currently, water infrastructure in developed nations is aging and suffering from underinvestment and in the majority of emerging markets, the water quality and availability is considered underdeveloped. This leaves growth opportunities for filtration and disinfection technology, waste water treatment, efficient pumping and accurate metering and monitoring of water quality.

Fund Review

The Fund’s outperformance versus the benchmark index was the result of both stock selection and allocation. In terms of stock selection, our best contributors included the Fund’s position in Andritz, which continues to benefit from investments in hydropower across the globe and the holding of two U.S. Industrials companies Roper Industries and Idex. The Fund also benefited from lack of ownership or underweight exposures in companies like Kurita Water in Japan, construction company FCC in Spain, and Itron, which faced increased competition from other meter companies.

Detracting from performance was the Fund’s lack of holding in Pentair, which gained after it merged with Tyco’s water filtration business. The rebound in U.S. construction related companies like

Mueller Water and Valmont were also missed. From a sector allocation perspective, the cautious stance towards construction-only companies proved to be beneficial, however the relative underweight in the Utilities sector detracted from performance. Other negative contributors were the positions in Watts Water Tech and Suez Environments Comp.

Outlook

Water related companies continue to attract the interest of investors’ as well as the interest from non-water related companies seeking to gain market exposure. This is especially the case in today’s low yield environment, where water related returns are shielded from inflationary pressures. As returns from water related companies continue to gain relative attractiveness, takeovers from Private Equity and Infrastructure Funds are expected to rise. Companies with structurally growing end-markets, such as Andritz in the case of hydropower, and Geberit in the case of efficient bathroom piping, also remain attractive. The growing focus on the quality of drinking water is also believed to provide additional growth opportunities for test and measurement technology as well as for filtration and waste water treatment equipment. Skepticism remains in European construction companies and end-markets related to public spending, while preference is given to U.S. water technology companies that sell to private clients.

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz RCM Global Water Fund Class A	4.92%	–7.74%	–0.95%
Allianz RCM Global Water Fund Class A (adjusted)	–0.85%	–12.82%	–2.28%
Allianz RCM Global Water Fund Class C	4.48%	–8.46%	–1.69%
Allianz RCM Global Water Fund Class C (adjusted)	3.48%	–9.37%	–1.69%
Allianz RCM Global Water Fund Class D	4.88%	–7.81%	–0.98%
Allianz RCM Global Water Fund Class P	4.93%	–7.59%	–0.72%
Allianz RCM Global Water Fund Institutional Class	4.96%	–7.53%	–0.64%
S&P Global Water Index	3.79%	–7.81%	0.20%
Lipper Global Natural Resources Funds Average	–13.08%	–27.66%	–5.56%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.44% for Class C shares, 2.00% for Class D shares, 1.52% for Class P shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.57% for Class A shares, 2.33% for Class C shares, 1.60% for Class D shares, 1.40% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

80	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Country Allocation (as of May 31, 2012)

United States	35.8%
United Kingdom	24.1%
Switzerland	10.5%
France	5.1%
Austria	4.8%
Sweden	4.1%
Brazil	3.2%
Netherlands	2.8%
Other	3.7%
Cash & Equivalents — Net	5.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,049.20	$1,044.80	$1,048.80	$1,049.30	$1,049.60
Expenses Paid During Period	$7.84	$11.71	$8.55	$7.28	$6.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,017.35	$1,013.55	$1,016.65	$1,017.90	$1,018.60
Expenses Paid During Period	$7.72	$11.53	$8.42	$7.16	$6.46

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.53% for Class A, 2.29% for Class C, 1.67% for Class D, 1.42% for Class P and 1.28% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	81

Allianz RCM Redwood Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Todd Hawthorne and Raphael Edelman, Portfolio Managers.

Portfolio Insights

Market Environment

For the reporting period ended May 31, 2012, Class A Shares at NAV of the Allianz RCM Redwood Fund (the “Fund”) returned 1.25%, while the S&P 500 Index returned 6.23%. Equity markets were caught between periods of investor optimism and investor concern regarding the health of the U.S. and global economies. Telecommunications and Consumer Discretionary stocks led the market higher while the Energy and Materials sectors underperformed.

During the first half of the reporting period, equity investors reacted positively to a series of stronger than expected economic releases. U.S. businesses added over 200,000 jobs per month on average during the period and the number of individuals applying for unemployment benefits fell. On the housing front, sales of new and existing homes ticked up and the level of price declines seemed to moderate. Expected market volatility, as measured by the CBOE Volatility Index (VIX), declined over 40% from December to March as macroeconomic concerns subsided.

U.S. markets stalled in April and gave back a significant portion of the gains made earlier in the year during May. The VIX rose through the last months of the period amid softening U.S. economic data and renewed concerns over the Europe’s debt crisis. Disappointing U.S. jobs figures replaced previously stalwart employment growth. In Europe, contagion fears and reports of bank deposits leaving troubled Greek banks weighed on equity markets globally.

Fund Review

Over the reporting period, the Fund produced positive absolute returns in four of the six months and outperformed the S&P 500 Index in April and May while the U.S. equity market moved lower. The bottom-up fundamental approach and risk management process enabled the Fund to maintain sufficient downside protection through the heightened market volatility of May. At the sector level, the process allowed the Fund to move from an underweight to an overweight position in Technology and to increase its allocation to Financials.

Fund holding Apple Inc. was a stand-out performer, rising nearly 50% amid the third generation iPad launch and news the company will return part of the roughly $100 billion in cash reserves to investors. Management announced a quarterly dividend of $2.65 and a $10 billion share repurchase plan. The company’s market capitalization surpassed $500 billion during the reporting period.

Hertz Global Holdings positively contributed to the Fund’s performance. During the reporting period, the car rental company reported better-than-expected quarterly earnings figures and raised its full year profit and revenue forecasts. It’s believed Hertz is benefitting from increased demand due to strength in business and leisure travel in the United States as well as from higher resale prices on its vehicles.

Health care facility operator HCA Holdings Inc. also contributed positively to performance. In February, HCA announced it would pay shareholders a special cash dividend of $2.00 per share funded with existing cash and borrowings through its credit facilities.

Conversely, the Fund’s position in Groupon Inc. detracted from the returns. Shares of the daily coupon distributor initially slid as investor feared new industry entrants could intensify the competitive environment going forward. Later, shares declined below our break-even amount after the daily coupon distributor announced it had underestimated the rate of coupon returns over the holidays and had to restate revenue and earnings for Q4 2011. Shares have since recovered some of their value and are near the break-even level.

Consumer Staples holding, Green Mountain Coffee Roasters, underperformed during the reporting period. In March, the stock declined after Starbucks introduced plans to sell a single-serve coffee system thought to compete with Green Mountain’s Keurig systems. Later in the reporting period, the stock declined sharply after the company said it sold fewer brewers and K-Cups (single-serve coffee pods) than anticipated during its fiscal Q2. While the Fund’s long stock position detracted from returns, the short call position contributed to returns and mitigated some of the downside loss in the overall position. The Fund exited this position during the reporting period.

Oil and gas driller Anadarko Petroleum Corp. also detracted from performance. The stock retreated with crude oil prices over the latter part of the reporting period amid evidence global economic growth was slowing. Crude oil prices declined 13.6% to end the period at $86.53 a barrel. Economic growth concerns called into question the attainability of the company’s forecasted sales volumes.

Outlook

We remain cautiously optimistic on U.S. equities over the next 12 months. Economic reports in the U.S. have been deteriorating recently, including an uptick in unemployment and a softening in industrial production. This raises the risk of downward pressure on S&P earnings for the remainder of 2012 but also increases the likelihood of increased monetary accommodation from the Fed. Looking forward, GDP is expected to range between 1.5% and 2.5% for the year with downside risk if the situation in Europe continues to deteriorate.

We anticipate an increased frequency of volatility spikes given the uncertainties surrounding the global economy, as well as what is likely to be a very tight presidential election in November. Still, we are hopeful that increasingly loose monetary policy across the globe can result in a reacceleration of growth expectations and an increase in risk appetite resulting in a subsequent increase in equity prices by the second half of the year.

82	Allianz Multi-Strategy Funds

Allianz RCM Redwood Fund (Cont.)

(Unaudited)

Average Annual Total Return for the period ended May 31, 2012

	6 Month*	1 Year	Since Inception†
Allianz RCM Redwood Fund Class A	1.25%	–5.37%	–1.78%
Allianz RCM Redwood Fund Class A (adjusted)	–4.32%	–10.58%	–5.61%
Allianz RCM Redwood Fund Class C	0.91%	–6.10%	–2.49%
Allianz RCM Redwood Fund Class C (adjusted)	–0.09%	–7.04%	–2.49%
Allianz RCM Redwood Fund Class D	1.25%	–5.37%	–1.74%
Allianz RCM Redwood Fund Class P	1.38%	–5.11%	–1.50%
Allianz RCM Redwood Fund Institutional Class	1.45%	–4.98%	–1.41%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.03%	0.05%	0.09%
S&P 500 Index	6.23%	–0.41%	5.14%
Lipper Equity Market Neutral Funds Average	–0.36%	–1.13%	0.68%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 4.87% for Class A shares, 5.77% for Class C shares, 5.92% for Class D shares, 5.23% for Class P shares and 4.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.60% for Class A shares, 2.50% for Class C shares, 1.75% for Class D shares, 1.50% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Computers & Peripherals	9.0%
Health Care Providers & Services	7.3%
Energy Equipment & Services	5.8%
Hotels, Restaurants & Leisure	5.7%
Oil, Gas & Consumable Fuels	5.3%
Software	4.7%
Semiconductors & Semiconductor Equipment	4.1%
Textiles, Apparel & Luxury Goods	3.8%
Other	34.0%
Cash & Equivalents — Net (including Options Purchased and Written)	20.3%

Semiannual Report	May 31, 2012	83

Allianz RCM Redwood Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,012.50	$1,009.10	$1,012.50	$1,013.80	$1,014.50
Expenses Paid During Period	$8.55	$12.56	$8.80	$7.55	$7.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,016.50	$1,012.50	$1,016.25	$1,017.50	$1,018.00
Expenses Paid During Period	$8.57	$12.58	$8.82	$7.57	$7.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.70% for Class A, 2.50% for Class C, 1.75% for Class D, 1.50% for Class P and 1.40% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

84	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	May 31, 2012	85

Allianz RCM Short Duration High Income Fund

(Unaudited)

For the period of December 1, 2011, through May 31, 2012, as provided by Eric Scholl and Tom Saake, Portfolio Managers.

Portfolio Insights

Market Environment

Volatility in the capital markets has caused investors to reassess their portfolio risk tolerance, resulting in increases in fixed income allocations and reductions in equity allocations. With the real interest rates of U.S. Treasuries declining, high yield securities, according to many investment management professionals, offer compelling value relative to their incremental risk. The popularity of the asset class generated a $17 billion retail inflow, a large inflow by historical standards. The new capital has allowed companies who respond to demand have ample access to cheaper longer term debt financing, allowing extensions in near term debt amortizations and in many cases reductions in the cost of debt.

Fund Review

The Allianz RCM Short Duration Income Fund (the “Fund”) seeks a high level of current income while emphasizing the preservation of capital in its investment process. For the reporting period ended May 31, 2012, the Fund’s, A Class Shares at NAV returned 4.11%, underperforming the BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index (the “benchmark index”) which returned 5.35%. A large portion of the Fund’s underperformance can be attributed to the sizeable underweight in the Banking and Commercial Finance sectors. These two sectors represented about 13% of the Fund but over 28% of the benchmark. The Banking sector outperformed the benchmark index by roughly 3% during the six month period, while the Commercial Finance sector outperformed the benchmark by almost 2%. Underweight allocations in these two sectors caused significant drag on relative performance. Performance was largely consistent with expectations. Performance highlights during the reporting period included the upgrade of Ford to investment grade. Ford was a top 5 position for the Fund over the past six months. Seventeen positions were also called or tendered, and in certain cases produced modest premiums to expected calls. The only position reduced due to credit concern was Chesapeake Energy.

Outlook

The key factors that underpin the high yield market, include: the historically low global government yields, the strong corporate profitability, the ongoing balance sheet repair which caused record amounts of cash to be held by high yield issuers, and the extremely low default rates. All four of these particular factors remain in place. Default rates are expected to remain low over the foreseeable future despite subdued economic recovery caused by Corporate America’s deleveraging efforts. It is our belief that the upper-tier portion of the high yield market is particularly attractive due to spread differentials between high quality, high yield and investment grade issuers.

Cumulative Total Return for the period ended May 31, 2012

	6 Month*	Since Inception†
Allianz RCM Short Duration High Income Fund Class A	4.11%	6.71%
Allianz RCM Short Duration High Income Fund Class A (adjusted)	0.21%	2.71%
Allianz RCM Short Duration High Income Fund Class C	3.78%	6.16%
Allianz RCM Short Duration High Income Fund Class C (adjusted)	2.78%	5.16%
Allianz RCM Short Duration High Income Fund Class D	4.06%	6.66%
Allianz RCM Short Duration High Income Fund Class P	4.19%	6.80%
Allianz RCM Short Duration High Income Fund Institutional Class	4.30%	6.92%
BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	5.35%	8.21%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 88 and 89 for more information. The Fund’s gross expense ratios are 2.39% for Class A shares, 3.14% for Class C shares, 2.39% for Class D shares, 2.24% for Class P shares and 2.14% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 0.95% for Class D shares, 0.70% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* Cumulative return

86	Allianz Multi-Strategy Funds

Allianz RCM Short Duration High Income Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2012

Industry Allocation (as of May 31, 2012)

Financial Services	13.7%
Telecommunications	11.5%
Healthcare & Hospitals	7.9%
Commercial Services	7.4%
Oil & Gas	5.5%
Containers & Packaging	5.3%
Hotels/Gaming	5.0%
Utilities	4.2%
Other	31.6%
Cash & Equivalents — Net	7.9%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,041.10	$1,037.80	$1,040.60	$1,041.90	$1,043.00
Expenses Paid During Period	$4.85	$8.66	$4.85	$3.57	$3.06

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,020.25	$1,016.50	$1,020.25	$1,021.50	$1,022.00
Expenses Paid During Period	$4.80	$8.57	$4.80	$3.54	$3.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.70% for Class C, 0.95% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	May 31, 2012	87

Important Information

(Unaudited)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes for Allianz RCM Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The Allianz Global Investors Solutions Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): Allianz AGIC Convertible Fund (4/93), Allianz AGIC High Yield Bond Fund (7/96), Allianz AGIC International Growth Opportunities Fund (12/97), Allianz AGIC U.S. Emerging Growth Fund (10/93), Allianz AGIC Micro Cap Fund (7/95), Allianz AGIC Ultra Micro Cap Fund (1/08). For each of these new AGIC funds, Institutional Class is the oldest share class, except that for AGIC International Growth Opportunities Fund, the oldest share class of the predecessor fund merged into Class P.

The Target Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at, or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries.

Class B shares of Allianz Multi-Strategy Funds are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AGIS Global Allocation Fund).

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Trust’s Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes), on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

88	Allianz Multi-Strategy Funds

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through May 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual/Cumulative Total Return and Cumulative Return charts, Shareholder Expense Examples and Allocation Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Semiannual Report	May 31, 2012	89

Benchmark Descriptions

(Unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays U.S. Aggregate Index	The Barclays U.S. Aggregate Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Barclays U.S. Treasury 10-20 Year Total Return Index	The Barclays U.S. Treasury 10-20 Year Total Return Index includes U.S. Treasury with a maturity from 10 up to (but not including) 20 years.

BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

BofA Merrill Lynch 3-Month U.S. Treasury Bill	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but, not beyond three months from the rebalancing date.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch U.S. High Yield Master II Index	The BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

CBOE Volatility Index	The CBOE Volatility Index is the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It represents on measure of the market’s expectation of stock market volatility over the next 30 day period.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% World Materials Index and 20% MSCI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indices is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

Dow Jones Real Return Target Date Index; DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2030 Index; DJ RR 2040 Index; DJ RR 40+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

90	Allianz Multi-Strategy Funds

Benchmark Descriptions (Cont.)

(Unaudited)

Index	Description
Euro Stoxx 50 Index	The Euro Stoxx 50 Index is Europe’s leading Blue-chip index for the Eurozone and provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from the 12 Eurozone countries.

German DAX Index	The German DAX Index is a Blue-chip stock market index consisting of 30 major German companies trading on the Frankfurt Stock Exchange.

MSCI All Country Asia ex Japan Index	The MSCI AC Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in Asia, excluding Japan.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index	The MSCI Europe Australasia Far East (MSCI EAFE) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Europe Index	The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

MSCI World Index	The MSCI World Index is a free float adjusted market capitalization index that is designed to measure global developed market equity.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index.

Russell 2500 Growth Index	The Russell 2500 Growth Index is an unmanaged index composed of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P Developed Ex-U.S. Small Cap Growth Index	The Standard & Poor’s Developed Ex-U.S. Small Cap Growth Index is an unmanaged index representing small capitalization securities, defined as the bottom 15% of any given country’s available market capitalization excluding the U.S.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

Semiannual Report	May 31, 2012	91

Schedules of Investments

May 31, 2012 (unaudited)

Allianz Global Investors Solutions 2015 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—14.6%
AGIC Emerging Markets Opportunities	2,200	$48,228
AGIC Income & Growth	33,870	388,832
AGIC Opportunity (c)	2,409	47,555
AGIC U.S. Managed Volatility	7,163	97,555
NFJ Dividend Value	33,900	387,475
NFJ International Value	8,035	144,870
NFJ Mid-Cap Value	2,442	41,765
NFJ Small-Cap Value	6,204	179,368
RCM Global Commodity Equity (c)	6,634	95,003

Total Allianz Funds (cost—$1,298,545)		1,430,651

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—10.4%
AGIC Global Managed Volatility (c)	12,763	195,535
AGIC U.S. Emerging Growth (c)	7,700	95,943
NFJ Global Dividend Value	17,467	289,421
RCM Disciplined Equity	15,673	240,430
RCM Short Duration High Income	12,574	196,408

Total Allianz Funds Multi-Strategy Trust (cost—$959,485)		1,017,737

EXCHANGE-TRADED FUNDS—11.1%
iShares Barclays TIPS Bond	3,380	410,027
PIMCO 1-5 Year U.S. TIPS Index (a)	12,672	680,360

Total Exchange-Traded Funds (cost—$1,035,707)		1,090,387

OTHER MUTUAL FUNDS—5.0%
ING Global Real Estate (d)	9,110	144,842
Wells Fargo Advantage Short-Term High Yield Bond (e)	42,224	344,546

Total Other Mutual Funds (cost—$475,349)		489,388

PIMCO FUNDS (a)(b)—58.5%
CommoditiesPLUS Strategy	4,858	47,854
Commodity RealReturn Strategy	47,073	290,443
Floating Income	23,229	196,051
Foreign Bond (U.S. Dollar-Hedged)	36,368	394,596
Income	34,811	395,109
Real Return	249,314	3,084,012
RealEstateRealReturn Strategy	9,230	49,100
Short-Term	80,151	786,277
Total Return	43,902	495,218

Total PIMCO Funds (cost—$5,260,290)		5,738,660

Total Investments (cost—$9,029,376)—99.6%		9,766,823

Other assets less liabilities—0.4%		43,502

Net Assets—100.0%		$9,810,325

Allianz Global Investors Solutions 2020 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—17.0%
AGIC Emerging Markets Opportunities	3,001	$65,778
AGIC Income & Growth	23,118	265,400
AGIC Opportunity (c)	3,284	64,835
AGIC U.S. Managed Volatility	4,889	66,591
NFJ Dividend Value	24,298	277,730
NFJ International Value	5,485	98,896
NFJ Mid-Cap Value	4,126	70,562
NFJ Small-Cap Value	3,458	99,978
RCM Global Commodity Equity (c)	4,530	64,864
RCM Large-Cap Growth	4,775	65,848

Total Allianz Funds (cost—$1,027,211)		1,140,482

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—12.6%
AGIC Global Managed Volatility (c)	9,147	140,137
AGIC International Growth Opportunities (c)	1,121	32,845
AGIC U.S. Emerging Growth (c)	7,877	98,146
NFJ Global Dividend Value	14,705	243,670
RCM Disciplined Equity	10,698	164,115
RCM Short Duration High Income	10,730	167,600

Total Allianz Funds Multi-Strategy Trust (cost—$792,863)		846,513

EXCHANGE-TRADED FUNDS—9.2%
iShares Barclays TIPS Bond	2,284	277,072
PIMCO 1-5 Year U.S. TIPS Index (a)	6,280	337,173

Total Exchange-Traded Funds (cost—$580,294)		614,245

OTHER MUTUAL FUNDS—5.0%
ING Global Real Estate (d)	6,214	98,809
Wells Fargo Advantage Short-Term High Yield Bond (e)	28,825	235,209

Total Other Mutual Funds (cost—$323,716)		334,018

PIMCO FUNDS (a)(b)—55.5%
CommoditiesPLUS Strategy	9,942	97,929
Commodity RealReturn Strategy	32,135	198,272
Floating Income	19,822	167,295
Foreign Bond (U.S. Dollar-Hedged)	21,724	235,702
Income	17,823	202,291
Real Return	153,411	1,897,701
RealEstateRealReturn Strategy	18,902	100,557
Short-Term	52,664	516,633
Total Return	26,974	304,272

Total PIMCO Funds (cost—$3,420,298)		3,720,652

Total Investments (cost—$6,144,382)—99.3%		6,655,910

Other assets less liabilities—0.7%		45,834

Net Assets—100.0%		$6,701,744

Allianz Global Investors Solutions 2025 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—18.9%
AGIC Emerging Markets Opportunities	2,140	$46,907
AGIC Income & Growth	10,995	126,228
AGIC Opportunity (c)	1,562	30,829
AGIC U.S. Managed Volatility	2,325	31,669
NFJ Dividend Value	11,555	132,076
NFJ International Value	3,478	62,708
NFJ Mid-Cap Value	5,467	93,490
RCM Global Commodity Equity (c)	3,230	46,260
RCM Large-Cap Growth	2,271	31,313

Total Allianz Funds (cost—$591,772)		601,480

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—14.5%
AGIC Global Managed Volatility (c)	5,179	79,339
AGIC International Growth Opportunities (c)	534	15,632
AGIC U.S. Emerging Growth (c)	3,749	46,708
NFJ Global Dividend Value	7,938	131,535
RCM Disciplined Equity	7,123	109,267
RCM Short Duration High Income	5,103	79,707

Total Allianz Funds Multi-Strategy Trust (cost—$455,516)		462,188

EXCHANGE-TRADED FUNDS—7.2%
iShares Barclays TIPS Bond	1,101	133,562
PIMCO 1-5 Year U.S. TIPS Index (a)	1,798	96,535

Total Exchange-Traded Funds (cost—$225,508)		230,097

OTHER MUTUAL FUNDS—5.0%
ING Global Real Estate (d)	2,956	46,994
Wells Fargo Advantage Short-Term High Yield Bond (e)	13,708	111,861

Total Other Mutual Funds (cost—$154,299)		158,855

PIMCO FUNDS (a)(b)—53.7%
CommoditiesPLUS Strategy	7,880	77,616
Commodity RealReturn Strategy	15,282	94,288
Floating Income	9,427	79,561
Foreign Bond (U.S. Dollar-Hedged)	10,331	112,096
Income	8,477	96,211
Real Return	64,983	803,838
RealEstateRealReturn Strategy	11,983	63,748
Short-Term	24,070	236,127
Total Return	12,828	144,704

Total PIMCO Funds (cost—$1,682,790)		1,708,189

Total Investments (cost—$3,109,885)—99.3%		3,160,809

Other assets less liabilities—0.7%		22,923

Net Assets—100.0%		$3,183,732

92	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

Allianz Global Investors Solutions 2030 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—25.4%
AGIC Emerging Markets Opportunities	8,978	$196,790
AGIC Income & Growth	31,140	357,483
AGIC International Managed Volatility	10,180	119,925
AGIC Opportunity (c)	7,862	155,202
AGIC U.S. Managed Volatility	5,853	79,723
NFJ Dividend Value	29,781	340,393
NFJ International Value	13,131	236,753
NFJ Mid-Cap Value	5,601	95,776
NFJ Small-Cap Value	7,558	218,501
RCM Global Commodity Equity (c)	10,842	155,257
RCM Large-Cap Growth	5,718	78,856

Total Allianz Funds (cost—$1,843,832)		2,034,659

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—17.3%
AGIC Global Managed Volatility (c)	13,037	199,729
AGIC International Growth Opportunities (c)	2,687	78,690
AGIC U.S. Emerging Growth (c)	9,436	117,568
NFJ Global Dividend Value	23,790	394,198
RCM Disciplined Equity	25,616	392,942
RCM Short Duration High Income	12,848	200,684

Total Allianz Funds Multi-Strategy Trust (cost—$1,250,332)		1,383,811

EXCHANGE-TRADED FUNDS—3.2%
iShares Barclays TIPS Bond (cost—$246,723)	2,087	253,174

OTHER MUTUAL FUNDS—6.0%
ING Global Real Estate (d)	12,399	197,146
Wells Fargo Advantage Short-Term High Yield Bond (e)	34,516	281,651

Total Other Mutual Funds (cost—$465,561)		478,797

PIMCO FUNDS (a)(b)—47.2%
CommoditiesPLUS Strategy	27,770	273,532
Commodity RealReturn Strategy	38,480	237,419
Floating Income	28,481	240,377
Foreign Bond (U.S. Dollar-Hedged)	22,297	241,921
Income	21,343	242,243
Real Return	131,062	1,621,243
RealEstateRealReturn Strategy	30,167	160,491
Short-Term	45,043	441,872
Total Return	28,712	323,875

Total PIMCO Funds (cost—$3,673,992)		3,782,973

Total Investments (cost—$7,480,440)—99.1%		7,933,414

Other assets less liabilities—0.9%		73,230

Net Assets—100.0%		$8,006,644

Allianz Global Investors Solutions 2035 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—31.6%
AGIC Emerging Markets Opportunities	4,321	$94,716
AGIC Income & Growth	12,491	143,394
AGIC International Managed Volatility	5,989	70,555
AGIC Opportunity (c)	4,731	93,396
AGIC U.S. Managed Volatility	3,522	47,968
NFJ Dividend Value	15,836	181,006
NFJ International Value	7,024	126,638
NFJ Mid-Cap Value	8,833	151,037
RCM Global Commodity Equity (c)	4,785	68,526
RCM Large-Cap Growth	2,294	31,633

Total Allianz Funds (cost—$982,828)		1,008,869

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—19.4%
AGIC Global Managed Volatility (c)	5,439	83,324
AGIC International Growth Opportunities (c)	1,616	47,344
AGIC U.S. Emerging Growth (c)	5,046	62,873
NFJ Global Dividend Value	10,498	173,947
RCM Disciplined Equity	11,303	173,385
RCM Short Duration High Income	5,154	80,499

Total Allianz Funds Multi-Strategy Trust (cost—$602,710)		621,372

EXCHANGE-TRADED FUNDS—1.1%
iShares Dow Jones U.S. Real Estate Index (cost—$33,294)	549	33,610

OTHER MUTUAL FUNDS—6.5%
ING Global Real Estate (d)	5,875	93,409
Wells Fargo Advantage Short-Term High Yield Bond (e)	13,845	112,980

Total Other Mutual Funds (cost—$197,561)		206,389

PIMCO FUNDS (a)(b)—40.7%
CommoditiesPLUS Strategy	14,329	141,140
Commodity RealReturn Strategy	15,434	95,225
Floating Income	13,329	112,493
Foreign Bond (U.S. Dollar-Hedged)	4,472	48,521
Income	4,281	48,586
Real Return	39,687	490,930
RealEstateRealReturn Strategy	12,102	64,385
Short-Term	15,768	154,689
Total Return	12,957	146,152

Total PIMCO Funds (cost—$1,298,884)		1,302,121

Total Investments (cost—$3,115,277)—99.3%		3,172,361

Other assets less liabilities—0.7%		22,967

Net Assets—100.0%		$3,195,328

Allianz Global Investors Solutions 2040 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—38.2%
AGIC Emerging Markets Opportunities	10,101	$221,408
AGIC Income & Growth	30,589	351,160
AGIC International Managed Volatility	19,091	224,894
AGIC Opportunity (c)	11,058	218,281
AGIC U.S. Managed Volatility	11,761	160,188
NFJ Dividend Value	36,188	413,627
NFJ International Value	15,483	279,152
NFJ Mid-Cap Value	6,009	102,749
NFJ Small-Cap Value	8,459	244,558
RCM Global Commodity Equity (c)	10,899	156,072
RCM Large-Cap Growth	4,596	63,382

Total Allianz Funds (cost—$2,179,177)		2,435,471

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—21.3%
AGIC Global Managed Volatility (c)	11,317	173,370
AGIC International Growth Opportunities (c)	4,319	126,501
AGIC U.S. Emerging Growth (c)	11,121	138,574
NFJ Global Dividend Value	21,035	348,545
RCM Disciplined Equity	26,771	410,665
RCM Short Duration High Income	10,326	161,287

Total Allianz Funds Multi-Strategy Trust (cost—$1,185,234)		1,358,942

EXCHANGE-TRADED FUNDS—1.6%
iShares Dow Jones U.S. Real Estate Index (cost—$99,936)	1,645	100,707

OTHER MUTUAL FUNDS—7.0%
ING Global Real Estate (d)	13,686	217,603
Wells Fargo Advantage Short-Term High Yield Bond (e)	27,740	226,356

Total Other Mutual Funds (cost—$430,858)		443,959

PIMCO FUNDS (a)(b)—31.3%
CommoditiesPLUS Strategy	38,271	376,965
Commodity RealReturn Strategy	25,770	159,003
Floating Income	34,334	289,775
Real Return	37,091	458,822
RealEstateRealReturn Strategy	24,244	128,980
Short-Term	29,618	290,551
Total Return	25,954	292,760

Total PIMCO Funds (cost—$2,112,563)		1,996,856

Total Investments (cost—$6,007,768)—99.4%		6,335,935

Other assets less liabilities—0.6%		37,269

Net Assets—100.0%		$6,373,204

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	93

Schedules of Investments

May 31, 2012 (unaudited)

Allianz Global Investors Solutions 2045 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—40.1%
AGIC Emerging Markets Opportunities	5,081	$111,370
AGIC Income & Growth	15,383	176,600
AGIC International Managed Volatility	10,423	122,788
AGIC Opportunity (c)	6,357	125,494
AGIC U.S. Managed Volatility	5,914	80,552
NFJ Dividend Value	18,197	207,989
NFJ International Value	8,493	153,134
NFJ Mid-Cap Value	11,126	190,257
RCM Global Commodity Equity (c)	5,917	84,738
RCM Large-Cap Growth	2,311	31,871

Total Allianz Funds (cost—$1,249,760)		1,284,793

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—22.9%
AGIC Global Managed Volatility (c)	6,324	96,880
AGIC International Growth Opportunities (c)	2,714	79,492
AGIC U.S. Emerging Growth (c)	6,355	79,181
NFJ Global Dividend Value	11,539	191,207
RCM Disciplined Equity	13,460	206,480
RCM Short Duration High Income	5,193	81,117

Total Allianz Funds Multi-Strategy Trust (cost—$709,586)		734,357

EXCHANGE-TRADED FUNDS—1.6%
iShares Dow Jones U.S. Real Estate Index (cost—$50,821)	838	51,302

OTHER MUTUAL FUNDS—7.0%
ING Global Real Estate (d)	6,843	108,802
Wells Fargo Advantage Short-Term High Yield Bond (e)	13,952	113,847

Total Other Mutual Funds (cost—$212,482)		222,649

PIMCO FUNDS (a)(b)—27.7%
CommoditiesPLUS Strategy	19,243	189,548
Commodity RealReturn Strategy	20,734	127,928
Floating Income	17,268	145,741
Real Return	8,001	98,972
RealEstateRealReturn Strategy	12,189	64,848
Short-Term	11,586	113,659
Total Return	13,056	147,276

Total PIMCO Funds (cost—$909,755)		887,972

Total Investments (cost—$3,132,404)—99.3%		3,181,073

Other assets less liabilities—0.7%		23,220

Net Assets—100.0%		$3,204,293

Allianz Global Investors Solutions 2050 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—43.1%
AGIC Emerging Markets Opportunities	10,676	$234,011
AGIC Income & Growth	30,847	354,127
AGIC International Managed Volatility	20,167	237,565
AGIC Opportunity (c)	13,153	259,643
AGIC U.S. Managed Volatility	10,871	148,069
NFJ Dividend Value	36,024	411,754
NFJ International Value	16,263	293,224
NFJ Mid-Cap Value	4,911	83,983
NFJ Small-Cap Value	9,208	266,202
RCM Global Commodity Equity (c)	12,093	173,178
RCM Large-Cap Growth	4,248	58,576

Total Allianz Funds (cost—$2,253,942)		2,520,332

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—24.6%
AGIC Global Managed Volatility (c)	11,622	178,053
AGIC International Growth
Opportunities (c)	5,985	175,312
AGIC U.S. Emerging Growth (c)	14,015	174,629
NFJ Global Dividend Value	21,212	351,479
RCM Disciplined Equity	26,646	408,744
RCM Short Duration High Income	9,546	149,114

Total Allianz Funds Multi-Strategy Trust (cost—$1,253,023)		1,437,331

EXCHANGE-TRADED FUNDS—1.7%
iShares Dow Jones U.S. Real Estate Index (cost—$98,199)	1,616	98,931

OTHER MUTUAL FUNDS—5.9%
ING Global Real Estate (d)	14,128	224,642
Wells Fargo Advantage Short-Term High Yield Bond (e)	14,656	119,593

Total Other Mutual Funds (cost—$331,283)		344,235

PIMCO FUNDS (a)(b)—24.6%
CommoditiesPLUS Strategy	35,380	348,490
Commodity RealReturn Strategy	38,115	235,173
Floating Income	31,743	267,908
RealEstateRealReturn Strategy	22,409	119,215
Short-Term	20,082	196,999
Total Return	24,003	270,752

Total PIMCO Funds (cost—$1,570,498)		1,438,537

Total Investments (cost—$5,506,945)—99.9%		5,839,366

Other assets less liabilities—0.1%		7,424

Net Assets—100.0%		$5,846,790

Allianz Global Investors Solutions 2055 Fund

	Shares		Value

ALLIANZ FUNDS (a)(b)—42.9%
AGIC Emerging Markets Opportunities	5,792		$126,961
AGIC Income & Growth	16,743		192,206
AGIC International Managed Volatility	10,945		128,936
AGIC Opportunity (c)	7,133		140,806
AGIC U.S. Managed Volatility	5,900		80,361
NFJ Dividend Value	19,552		223,475
NFJ International Value	8,825		159,116
NFJ Mid-Cap Value	11,100		189,808
RCM Global Commodity Equity (c)	6,564		93,998
RCM Large-Cap Growth	2,306		31,795

Total Allianz Funds (cost—$1,330,540)			1,367,462

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—24.4%
AGIC Global Managed Volatility (c)	6,309		96,656
AGIC International Growth Opportunities (c)	3,249		95,158
AGIC U.S. Emerging Growth (c)	7,607		94,787
NFJ Global Dividend Value	11,512		190,747
RCM Disciplined Equity	14,460		221,824
RCM Short Duration High Income	5,181		80,926

Total Allianz Funds Multi-Strategy Trust (cost—$752,406)			780,098

EXCHANGE-TRADED FUNDS—1.6%
iShares Dow Jones U.S. Real Estate Index (cost—$51,124)	843		51,608

OTHER MUTUAL FUNDS—5.9%
ING Global Real Estate (d)	7,800		124,012
Wells Fargo Advantage Short-Term High Yield Bond (e)	7,954		64,905

Total Other Mutual Funds (cost—$177,853)			188,917

PIMCO FUNDS (a)(b)—24.5%
CommoditiesPLUS Strategy	19,196		189,081
Commodity RealReturn Strategy	20,684		127,623
Floating Income	17,227		145,398
Real Return	—	(f)	1
RealEstateRealReturn Strategy	12,160		64,692
Short-Term	10,898		106,913
Total Return	13,026		146,937

Total PIMCO Funds (cost—$806,295)			780,645

Total Investments (cost—$3,118,218)—99.3%			3,168,730

Other assets less liabilities—0.7%			23,206

Net Assets—100.0%			$3,191,936

94	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

Allianz Global Investors Solutions Global Allocation Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—34.4%
AGIC Emerging Markets Opportunities	274,903	$6,025,867
AGIC Income & Growth	530,024	6,084,677
AGIC International Managed Volatility	779,624	9,183,966
AGIC Opportunity (c)	203,134	4,009,855
AGIC U.S. Managed Volatility	298,988	4,072,221
NFJ Dividend Value	442,083	5,053,008
NFJ International Value	734,413	13,241,462
NFJ Large Cap Value	288,663	4,032,617
NFJ Mid-Cap Value	48,646	831,840
NFJ Small-Cap Value	207,105	5,987,406
RCM Global Commodity Equity (c)	492,930	7,058,757
RCM Large-Cap Growth	291,935	4,025,789

Total Allianz Funds (cost—$61,994,418)		69,607,465

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—19.5%
AGIC Global Managed Volatility (c)	532,619	8,159,718
AGIC International Growth Opportunities (c)	137,095	4,015,527
AGIC U.S. Emerging Growth (c)	405,168	5,048,393
NFJ Global Dividend Value	611,715	10,136,116
RCM Disciplined Equity	457,872	7,023,755
RCM Short Duration High Income	328,033	5,123,877

Total Allianz Funds Multi-Strategy Trust (cost—$35,591,089)		39,507,386

EXCHANGE-TRADED FUNDS (a)—3.2%
PIMCO 1-5 Year U.S. TIPS Index (cost—$6,387,209)	121,140	6,504,007

OTHER MUTUAL FUNDS—6.6%
ING Global Real Estate (d)	379,770	6,038,348
Wells Fargo Advantage Short-Term High Yield Bond (e)	881,291	7,191,336

Total Other Mutual Funds (cost—$12,902,354)		13,229,684

PIMCO FUNDS (a)(b)—36.7%
CommoditiesPLUS Strategy	202,711	$1,996,702
Commodity RealReturn Strategy	654,943	4,040,998
Floating Income	848,357	7,160,131
Foreign Bond (U.S. Dollar-Hedged)	1,138,583	12,353,626
Income	1,089,844	12,369,730
Real Return	642,599	7,948,954
Short-Term	1,448,389	14,208,698
Total Return	1,261,327	14,227,770

Total PIMCO Funds (cost—$73,475,720)		74,306,609

	Principal Amount (000s)	Value

Repurchase Agreements—0.3%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $669,001; collateralized by U.S. Treasury Notes, 0.875%, due 12/31/16, valued at $685,060 including accrued interest
(cost—$669,000)	$669	$669,000

Total Investments (cost—$191,019,790)—100.7%		203,824,151

Liabilities in excess of other assets—(0.7)%		(1,366,690)

Net Assets—100.0%		$202,457,461

Allianz Global Investors Solutions Global Growth Allocation Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—50.4%
AGIC Emerging Markets Opportunities	16,723	$366,564
AGIC Income & Growth	26,382	302,867
AGIC International Managed Volatility	34,492	406,315
AGIC Opportunity (c)	13,314	262,816
AGIC U.S. Managed Volatility	12,396	168,836
NFJ Dividend Value	38,145	435,998
NFJ International Value	33,368	601,620
NFJ Mid-Cap Value	3,366	57,551
NFJ Small-Cap Value	12,973	375,054
RCM Global Commodity Equity (c)	18,367	263,019
RCM Large-Cap Growth	9,688	133,597

Total Allianz Funds (cost—$3,070,825)		3,374,237

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—26.5%
AGIC Global Managed Volatility (c)	17,673	270,743
AGIC International Growth Opportunities (c)	7,963	233,232
AGIC U.S. Emerging Growth (c)	15,978	199,082
NFJ Global Dividend Value	28,213	467,492
RCM Disciplined Equity	28,217	432,842
RCM Short Duration High Income	10,885	170,029

Total Allianz Funds Multi-Strategy Trust (cost—$1,533,299)		1,773,420

EXCHANGE-TRADED FUNDS—1.7%
iShares Dow Jones U.S. Real Estate Index (cost—$112,008)	1,843	112,828

OTHER MUTUAL FUNDS—7.4%
ING Global Real Estate (d)	16,111	256,164
Wells Fargo Advantage Short-Term High Yield Bond (e)	29,244	238,634

Total Other Mutual Funds (cost—$478,429)		494,798

PIMCO FUNDS (a)(b)—13.4%
CommoditiesPLUS Strategy	13,451	132,491
Commodity RealReturn Strategy	32,596	201,116
Floating Income	34,586	291,908
Foreign Bond (U.S. Dollar-Hedged)	12,594	136,643
Income	12,055	136,819

Total PIMCO Funds (cost—$976,132)		898,977

Total Investments (cost—$6,170,693)—99.4%		6,654,260

Other assets less liabilities—0.6%		42,482

Net Assets—100.0%		$6,696,742

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	95

Schedules of Investments

May 31, 2012 (unaudited)

Allianz Global Investors Solutions Retirement Income Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—13.2%
AGIC Emerging Markets Opportunities	4,126	$90,443
AGIC Income & Growth	63,558	729,650
AGIC Opportunity (c)	4,520	89,224
AGIC U.S. Managed Volatility	13,441	183,065
NFJ Dividend Value	63,609	727,056
NFJ International Value	10,059	181,369
NFJ Mid-Cap Value	2,750	47,030
NFJ Small-Cap Value	7,738	223,708
RCM Global Commodity Equity (c)	12,445	178,212

Total Allianz Funds (cost—$2,341,919)		2,449,757

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—10.8%
AGIC Global Managed Volatility (c)	23,951	366,924
AGIC U.S. Emerging Growth (c)	14,449	180,035
NFJ Global Dividend Value	32,774	543,058
RCM Disciplined Equity	35,287	541,299
RCM Short Duration High Income	23,597	368,589

Total Allianz Funds Multi-Strategy Trust (cost—$1,953,505)		1,999,905

EXCHANGE-TRADED FUNDS—11.2%
iShares Barclays TIPS Bond	6,430	780,023
PIMCO 1-5 Year U.S. TIPS Index (a)	24,247	1,301,822

Total Exchange-Traded Funds (cost—$2,002,879)		2,081,845

OTHER MUTUAL FUNDS—5.0%
ING Global Real Estate (d)	17,086	271,674
Wells Fargo Advantage Short-Term High Yield Bond (e)	79,241	646,606

Total Other Mutual Funds (cost—$898,429)		918,280

PIMCO FUNDS (a)(b)—58.7%
CommoditiesPLUS Strategy	9,116	89,791
Commodity RealReturn Strategy	73,626	454,272
Floating Income	21,796	183,960
Foreign Bond (U.S. Dollar-Hedged)	68,252	740,533
Income	65,331	741,507
Real Return	480,130	5,939,208
RealEstateRealReturn Strategy	17,317	92,129
Short-Term	174,857	1,715,348
Total Return	82,392	929,380

Total PIMCO Funds (cost—$10,226,893)		10,886,128

	Principal Amount (000s)	Value

Repurchase Agreements—0.8%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $149,000; collateralized by U.S. Treasury Notes, 0.875%, due 12/31/16, valued at $152,236 including accrued interest
(cost—$149,000)	$149	$149,000

Total Investments (cost—$17,572,625)—99.7%		18,484,915

Other assets less liabilities—0.3%		49,028

Net Assets—100.0%		$18,533,943

Notes to Schedules of Investments for Allianz Global Investors Solution Funds:
(a) Affiliated fund.

(b) Institutional Class share of each mutual fund.

(c) Non-income producing.

(d) Class I share of each mutual fund.

(e) Administrator Class share of each mutual fund.

(f) Less than one share.

Glossary:
TIPS—Treasury Inflation Protected Securities

Allianz AGIC Convertible Fund

	Principal Amount (000s)	Value

CONVERTIBLE BONDS—85.4%
Aerospace & Defense—1.1%
Triumph Group, Inc. (e),
3.213%, 10/1/26	$4,070	$8,969,262

Airlines—1.2%
Continental Airlines, Inc. (c),
4.50%, 1/15/15	6,605	10,015,327

Automotive—3.1%
Ford Motor Co.,
4.25%, 11/15/16	3,965	5,764,119
4.25%, 12/15/36	905	1,285,100
TRW Automotive, Inc.,
3.50%, 12/1/15	5,590	8,475,837
Wabash National Corp.,
3.375%, 5/1/18	9,740	9,478,871

		25,003,927

Biotechnology—4.2%
Cubist Pharmaceuticals, Inc.,
2.50%, 11/1/17	6,800	10,276,500
Gilead Sciences, Inc.,
1.625%, 5/1/16	9,760	12,529,400
Vertex Pharmaceuticals, Inc.,
3.35%, 10/1/15	8,235	11,034,900

		33,840,800

Building & Construction—4.5%
D.R. Horton, Inc.,
2.00%, 5/15/14	8,335	11,575,231
Lennar Corp. (a)(b),
3.25%, 11/15/21	6,415	8,844,681
MasTec, Inc.,
4.00%, 6/15/14	8,025	10,131,563
Ryland Group, Inc.,
1.625%, 5/15/18	6,030	6,135,525

		36,687,000

Commercial Services—5.9%
Alliance Data Systems Corp.,
1.75%, 8/1/13	6,610	10,691,675
Avis Budget Group, Inc.,
3.50%, 10/1/14	5,605	6,747,019
Cenveo Corp. (a)(b),
7.00%, 5/15/17	11,030	9,430,650
DFC Global Corp.,
3.00%, 4/1/28	10,015	10,916,350
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	5,850	10,208,250

		47,993,944

Communications—7.2%
BroadSoft, Inc. (a)(b),
1.50%, 7/1/18	7,700	7,295,750
DealerTrack Holdings, Inc. (a)(b),
1.50%, 3/15/17	9,775	9,958,281
Equinix, Inc.,
4.75%, 6/15/16	5,455	11,244,119
Interpublic Group of Cos., Inc.,
4.75%, 3/15/23	9,560	10,324,800
Priceline.com, Inc. (a)(b),
1.25%, 3/15/15	4,590	9,633,262
VeriSign, Inc.,
3.25%, 8/15/37	8,120	10,302,250

		58,758,462

Computers & Peripherals—2.9%
Cadence Design Systems, Inc.,
2.625%, 6/1/15	6,375	9,331,406
EMC Corp., Ser. B,
1.75%, 12/1/13	7,825	12,011,375

96	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

	Principal Amount (000s)	Value

NetApp, Inc.,
1.75%, 6/1/13	$2,385	$2,647,350

		23,990,131

Diversified Manufacturing—1.1%
Textron, Inc.,
4.50%, 5/1/13	4,665	8,536,950

Electrical Equipment—2.0%
EnerSys (e),
3.375%, 6/1/38	9,440	10,537,400
General Cable Corp. (e),
4.50%, 11/15/29	5,615	5,874,694

		16,412,094

Financial Services—2.5%
Air Lease Corp. (a)(b),
3.875%, 12/1/18	10,045	10,333,794
BGC Partners, Inc. (a)(b),
4.50%, 7/15/16	10,795	10,241,756

		20,575,550

Healthcare—2.0%
Hologic, Inc. (e),
2.00%, 12/15/37	5,935	6,068,538
Integra LifeSciences Holdings Corp. (a)(b),
1.625%, 12/15/16	11,010	10,445,737

		16,514,275

Healthcare & Hospitals—1.3%
Molina Healthcare, Inc.,
3.75%, 10/1/14	9,560	10,802,800

Hotels/Gaming—1.3%
MGM Resorts International,
4.25%, 4/15/15	10,590	10,497,338

Insurance—2.6%
American Equity Investment Life Holding Co. (a)(b),
3.50%, 9/15/15	9,255	9,949,125
Amtrust Financial Services, Inc. (a)(b),
5.50%, 12/15/21	9,835	11,285,662

		21,234,787

Machinery—3.0%
Chart Industries, Inc.,
2.00%, 8/1/18	8,825	10,303,188
Greenbrier Cos., Inc. (a)(b),
3.50%, 4/1/18	6,870	5,753,625
Terex Corp.,
4.00%, 6/1/15	6,605	8,495,681

		24,552,494

Multi-Media—3.8%
Liberty Interactive LLC,
3.125%, 3/30/23	9,055	10,322,700
3.50%, 1/15/31	17,765	10,903,269
XM Satellite Radio, Inc. (a)(b),
7.00%, 12/1/14	7,180	9,342,975

		30,568,944

Oil & Gas—4.1%
Hornbeck Offshore Services, Inc. (e),
1.625%, 11/15/26	10,120	10,189,828
Oil States International, Inc.,
2.375%, 7/1/25	2,555	5,368,694
Pioneer Natural Resources Co.,
2.875%, 1/15/38	4,270	7,082,862
Stone Energy Corp. (a)(b),
1.75%, 3/1/17	11,600	10,585,000

		33,226,384

Pharmaceuticals—9.6%
Akorn, Inc. (a)(b),
3.50%, 6/1/16	6,685	11,364,500

	Principal Amount (000s)	Value

BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	$5,450	$10,075,688
Endo Health Solutions, Inc.,
1.75%, 4/15/15	3,875	4,834,062
Medicis Pharmaceutical Corp.,
1.375%, 6/1/17	11,140	11,293,175
Medivation, Inc.,
2.625%, 4/1/17	8,440	9,706,000
Mylan, Inc.,
3.75%, 9/15/15	6,390	11,182,500
Salix Pharmaceuticals Ltd.,
2.75%, 5/15/15	7,960	10,487,300
Valeant Pharmaceuticals International, Inc. (a)(b),
5.375%, 8/1/14	2,735	9,408,400

		78,351,625

Real Estate Investment Trust—3.9%
Boston Properties L.P.,
3.75%, 5/15/36	9,060	10,135,875
DDR Corp.,
1.75%, 11/15/40	10,430	11,003,650
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	8,320	10,649,600

		31,789,125

Retail—2.1%
Group 1 Automotive, Inc. (e),
2.25%, 6/15/36	10,765	11,572,375
Saks, Inc.,
2.00%, 3/15/24	4,985	5,159,475

		16,731,850

Technology—9.7%
Concur Technologies, Inc. (a)(b),
2.50%, 4/15/15	8,375	11,149,219
Micron Technology, Inc., Ser. A (a)(b),
1.50%, 8/1/31	10,680	9,238,200
Microsoft Corp. (a)(b),
zero coupon, 6/15/13	10,270	10,847,688
Nuance Communications, Inc.,
2.75%, 8/15/27	7,635	9,610,556
Salesforce.com, Inc.,
0.75%, 1/15/15	5,990	10,242,900
Teradyne, Inc.,
4.50%, 3/15/14	2,445	6,561,769
VeriFone Systems, Inc.,
1.375%, 6/15/12	10,470	10,509,262
Xilinx, Inc.,
2.625%, 6/15/17	8,625	10,748,906

		78,908,500

Telecommunications—3.9%
Anixter International, Inc.,
1.00%, 2/15/13	7,150	7,972,250
Ciena Corp. (a)(b),
3.75%, 10/15/18	8,425	8,582,969
Level 3 Communications, Inc.,
6.50%, 10/1/16	2,075	2,834,969
SBA Communications Corp.,
1.875%, 5/1/13	9,825	12,514,593

		31,904,781

Wholesale—2.4%
Titan Machinery, Inc. (a)(b),
3.75%, 5/1/19	8,960	9,094,400
WESCO International, Inc.,
6.00%, 9/15/29	4,575	10,167,938

		19,262,338

Total Convertible Bonds (cost—$659,794,287)		695,128,688

	Shares	Value
CONVERTIBLE PREFERRED STOCK—10.6%
Automobiles—0.6%
General Motors Co., Ser. B,
4.75%, 12/1/13	123,580	$4,537,858

Financial Services—4.8%
AMG Capital Trust I,
5.10%, 4/15/36	216,930	10,656,686
Bank of America Corp., Ser. L (d),
7.25%, 1/30/13	11,525	10,764,350
Citigroup, Inc.,
7.50%, 12/15/12	86,160	7,244,333
Wells Fargo & Co., Ser. L (d),
7.50%, 3/15/13	9,785	10,851,467

		39,516,836

Household Durables—1.3%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	92,130	10,722,089

Insurance—1.2%
MetLife, Inc.,
5.00%, 9/11/13	165,425	9,703,831

Road/Rail—1.3%
2010 Swift Mandatory Common Exchange Security Trust (b),
6.00%, 12/31/13	1,002,345	10,490,743

Utilities—1.4%
PPL Corp.,
8.75%, 5/1/14	216,160	11,326,784

Total Convertible Preferred Stock (cost—$88,786,089)		86,298,141

COMMON STOCK—0.5%
Machinery—0.5%
Actuant Corp., Class A (cost—$3,388,245)	156,488	4,095,291

	Principal Amount (000s)
Repurchase Agreements—3.6%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $29,582,008; collateralized by Federal Home Loan Bank, 3.68%, due 2/27/32, valued at $30,177,544 including accrued interest
(cost—$29,582,000)	$29,582	29,582,000

Total Investments (cost—$781,550,621)—100.1%		815,104,120

Liabilities in excess of other assets—(0.1)%		(847,432)

Net Assets—100.0%		$814,256,688

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $203,435,274, representing 25.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	97

Schedules of Investments

May 31, 2012 (unaudited)

(c) Fair-Valued—Security with a value of $10,015,327, representing 1.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Perpetual maturity. The date shown is the next call date.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Allianz AGIC Focused Opportunity Fund

	Shares	Value

COMMON STOCK—99.0%
Automobiles—1.7%
Tesla Motors, Inc. (a)	2,000	$59,000

Biotechnology—3.6%
Ariad Pharmaceuticals, Inc. (a)	4,175	69,180
Cubist Pharmaceuticals, Inc. (a)	1,325	53,159

		122,339

Capital Markets—5.1%
Financial Engines, Inc. (a)	3,900	81,822
WisdomTree Investments, Inc. (a)	13,775	92,017

		173,839

Commercial Services & Supplies—4.1%
Encore Capital Group, Inc. (a)	2,800	67,872
Mobile Mini, Inc. (a)	5,425	74,540

		142,412

Communications Equipment—10.0%
Acme Packet, Inc. (a)	6,750	154,440
Aruba Networks, Inc. (a)	4,724	62,073
Sycamore Networks, Inc. (a)	9,650	127,959

		344,472

Construction & Engineering—1.6%
KBR, Inc.	2,225	56,671

Diversified Consumer Services—4.7%
American Public Education, Inc. (a)	3,725	105,902
New Oriental Education & Technology Group ADR (a)	2,025	53,682

		159,584

Diversified Telecommunication Services—0.8%
Cogent Communications Group, Inc. (a)	1,600	28,384

Electrical Equipment—3.6%
Polypore International, Inc. (a)	3,300	122,067

Electronic Equipment, Instruments & Components—3.4%
IPG Photonics Corp. (a)	2,725	116,630

Energy Equipment & Services—2.5%
Weatherford International Ltd. (a)	7,075	84,971

Health Care Equipment & Supplies—3.8%
Abiomed, Inc. (a)	2,350	47,775
Align Technology, Inc. (a)	2,625	81,979

		129,754

Hotels, Restaurants & Leisure—2.7%
Life Time Fitness, Inc. (a)	2,125	91,078

Internet & Catalog Retail—2.4%
NetFlix, Inc. (a)	1,325	84,058

Internet Software & Services—5.2%
Constant Contact, Inc. (a)	4,250	86,062
VistaPrint NV (a)	2,700	91,476

		177,538

IT Services—3.3%
Lender Processing Services, Inc.	4,975	114,823

Machinery—3.8%
Manitowoc Co., Inc.	1,875	19,500
Wabash National Corp. (a)	15,738	109,536

		129,036

Metals & Mining—4.5%
Globe Specialty Metals, Inc.	5,950	69,734

	Shares	Value

Walter Energy, Inc.	1,750	$84,788

		154,522

Oil, Gas & Consumable Fuels—13.5%
Carrizo Oil & Gas, Inc. (a)	5,200	114,972
Comstock Resources, Inc. (a)	12,875	192,481
Goodrich Petroleum Corp. (a)	2,775	40,987
Ultra Petroleum Corp. (a)	6,100	112,972

		461,412

Pharmaceuticals—2.8%
Questcor Pharmaceuticals, Inc. (a)	2,350	97,290

Professional Services—2.7%
Acacia Research Corp. (a)	2,700	93,879

Road & Rail—2.1%
Swift Transporation Co. (a)	6,650	70,556

Semiconductors & Semiconductor Equipment—3.0%
Cavium, Inc. (a)	4,250	102,892

Software—2.5%
BroadSoft, Inc. (a)	3,090	84,388

Textiles, Apparel & Luxury Goods—4.2%
Lululemon Athletica, Inc. (a)	1,025	74,456
Under Armour, Inc., Class A (a)	675	67,993

		142,449

Trading Companies & Distributors—1.4%
United Rentals, Inc. (a)	1,425	49,234

Total Investments (cost—$4,071,017)—99.0%		3,393,278

Other assets less liabilities—1.0%		33,783

Net Assets—100.0%		$3,427,061

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

98	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

Allianz AGIC Global Managed Volatility Fund

	Shares	Value

COMMON STOCK—97.9%
Belgium—0.6%
Barco NV	1,221	$67,578

Canada—7.9%
Alimentation Couche Tard, Inc.	929	36,742
BCE, Inc.	10,310	411,462
Bell Aliant, Inc.	3,567	90,932
E-L Financial Corp. Ltd.	191	76,929
Fairfax Financial Holdings Ltd.	213	83,934
Manitoba Telecom Services, Inc.	2,793	91,184
TELUS Corp.	3,035	172,371

		963,554

China—5.5%
Bank of Communications Co., Ltd., Class H	112,000	72,382
China Mobile Ltd.	23,200	235,321
Huaneng Power International, Inc., Class H	188,000	117,586
Maanshan Iron & Steel, Class H	152,000	36,513
Shanghai Electric Group Co., Ltd., Class H	68,000	30,815
Zijin Mining Group Co., Ltd., Class H (a)(c)	552,000	174,955

		667,572

Hong Kong—8.1%
CLP Holdings Ltd.	20,600	168,092
First Pacific Co., Ltd.	68,000	70,197
Hong Kong & China Gas Co., Ltd.	55,600	130,770
Hongkong Land Holdings Ltd.	23,000	128,430
Jardine Matheson Holdings Ltd.	1,500	72,356
Link REIT	59,800	231,254
Power Assets Holdings Ltd.	26,200	182,719

		983,818

Italy—0.4%
Milano Assicurazioni SpA (c)	152,132	45,738

Japan—20.6%
Aiful Corp. (c)	27,100	50,322
Benesse Holdings, Inc.	1,700	76,500
Chugai Pharmaceutical Co., Ltd.	4,600	82,949
Daikyo, Inc.	89,000	195,481
East Japan Railway Co.	2,400	142,700
Eisai Co., Ltd.	2,400	97,872
ITOCHU Corp.	20,300	222,036
Japan Real Estate Investment Corp., REIT	8	70,590
Nippon Building Fund, Inc., REIT	10	91,182
Nippon Telegraph & Telephone Corp.	8,200	353,049
Nissin Food Products Co., Ltd.	2,900	105,937
NTT DoCoMo, Inc.	88	140,390
Osaka Gas Co., Ltd.	21,000	82,266
Secom Co., Ltd.	2,400	105,960
Takeda Pharmaceutical Co., Ltd.	5,500	229,870
Toho Gas Co., Ltd.	11,000	62,322
Tokyo Gas Co., Ltd.	17,000	80,626
Tsumura & Co.	2,400	52,814
West Japan Railway Co.	6,500	254,952

		2,497,818

	Shares	Value

Netherlands—0.3%
Aegon NV	9,789	$41,325

Switzerland—2.3%
Nestle S.A.	4,926	279,523

United Kingdom—2.1%
De La Rue PLC	2,151	33,209
Randgold Resources Ltd.	2,711	216,141

		249,350

United States—50.1%
Altria Group, Inc.	3,100	99,789
American Capital Agency Corp., REIT	15,300	499,851
Annaly Capital Management, Inc., REIT	25,800	428,796
Arctic Cat, Inc. (c)	2,400	86,784
Autozone, Inc. (c)	1,200	456,312
Capitol Federal Financial, Inc.	13,100	152,615
Consolidated Edison, Inc.	2,800	169,008
DISH Network Corp., Class A	7,300	204,692
Dollar General Corp. (c)	1,500	73,365
Duke Energy Corp.	18,200	400,036
General Mills, Inc.	11,500	440,220
Hershey Co.	2,500	167,150
Kellogg Co.	700	34,146
Kimberly-Clark Corp.	4,600	365,010
Kraft Foods, Inc., Class A	2,500	95,675
Leapfrog Enterprises, Inc. (c)	18,900	196,938
McDonald’s Corp.	4,200	375,228
PepsiCo, Inc.	6,000	407,100
Procter & Gamble Co.	6,700	417,343
Saia, Inc. (c)	3,100	67,053
Southern Co.	9,900	454,509
Wal-Mart Stores, Inc.	7,400	487,068

		6,078,688

Total Investments (cost—$12,049,282) (b)—97.9%		11,874,964

Other assets less liabilities—2.1%		252,825

Net Assets—100.0%		$12,127,789

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $174,955, representing 1.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $4,657,767, representing 38.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

Allianz AGIC High Yield Bond Fund

	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES—95.7%
Aerospace & Defense—3.9%
AAR Corp. (a)(b),
7.25%, 1/15/22	$3,020	$3,012,450
BE Aerospace, Inc.,
8.50%, 7/1/18	2,725	2,983,875
TransDigm, Inc.,
7.75%, 12/15/18	1,905	2,033,587
Triumph Group, Inc.,
8.00%, 11/15/17	2,295	2,478,600

		10,508,512

Apparel & Textiles—1.1%
Quiksilver, Inc.,
6.875%, 4/15/15	3,000	2,970,000

Auto Components—4.7%
American Axle & Manufacturing, Inc.,
7.75%, 11/15/19	2,000	2,120,000
7.875%, 3/1/17	3,500	3,609,375
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,000	3,015,000
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18	2,750	2,970,000
Titan International, Inc.,
7.875%, 10/1/17	1,055	1,097,200

		12,811,575

Automotive—3.5%
Chrysler Group LLC,
8.25%, 6/15/21	3,305	3,329,788
Jaguar Land Rover PLC (a)(b),
7.75%, 5/15/18	3,310	3,351,375
Navistar International Corp.,
8.25%, 11/1/21	2,725	2,874,875

		9,556,038

Building & Construction—3.9%
Beazer Homes USA, Inc.,
9.125%, 5/15/19	760	634,600
Dycom Investments, Inc.,
7.125%, 1/15/21	2,130	2,215,200
Gibraltar Industries, Inc. (e),
8.00%, 12/1/15	2,326	2,384,150
KB Home,
8.00%, 3/15/20	1,715	1,663,550
MasTec, Inc.,
7.625%, 2/1/17	355	368,312
Standard Pacific Corp.,
8.375%, 5/15/18	3,100	3,344,125

		10,609,937

Chemicals—0.5%
Omnova Solutions, Inc. (e),
7.875%, 11/1/18	1,350	1,343,250

Commercial Services—12.1%
Avis Budget Car Rental LLC,
7.75%, 5/15/16	3,500	3,605,000
9.75%, 3/15/20	500	550,000
Cardtronics, Inc.,
8.25%, 9/1/18	2,190	2,419,950
Cenveo Corp. (a)(b),
11.50%, 5/15/17	2,855	2,483,850
Deluxe Corp.,
7.00%, 3/15/19	1,650	1,707,750
Emergency Medical Services Corp.,
8.125%, 6/1/19	3,140	3,218,500
ExamWorks Group, Inc. (b)(c),
9.00%, 7/15/19	3,195	3,266,888
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	2,250	1,996,875
Hertz Corp. (a)(b),
6.75%, 4/15/19	725	744,938

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	99

Schedules of Investments

May 31, 2012 (unaudited)

	Principal Amount (000s)	Value

Hertz Corp.,
6.75%, 4/15/19	$1,370	$1,407,675
Interactive Data Corp.,
10.25%, 8/1/18	965	1,073,562
Monitronics International, Inc. (a)(b),
9.125%, 4/1/20	2,435	2,374,125
National Money Mart Co.,
10.375%, 12/15/16	2,185	2,425,350
RSC Equipment Rental, Inc.,
8.25%, 2/1/21	1,980	2,103,750
United Rentals North America, Inc.,
8.375%, 9/15/20	3,110	3,187,750

		32,565,963

Communications—0.6%
Affinion Group, Inc. (d),
11.50%, 10/15/15	1,895	1,646,281

Consumer Products—3.6%
Jarden Corp.,
7.50%, 5/1/17	930	1,032,300
Mead Products LLC (a)(b),
6.75%, 4/30/20	2,500	2,581,250
Revlon Consumer Products Corp.,
9.75%, 11/15/15	2,765	2,979,288
Reynolds Group Issuer, Inc. (a)(b),
9.875%, 8/15/19	3,180	3,176,025

		9,768,863

Diversified Manufacturing—1.2%
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,180	3,291,300

Electrical Equipment—1.7%
General Cable Corp.,
7.125%, 4/1/17	620	638,600
WireCo WorldGroup, Inc. (e),
9.50%, 5/15/17	3,835	4,007,575

		4,646,175

Electronics—2.8%
Kemet Corp.,
10.50%, 5/1/18	3,144	3,293,340
NXP BV (a)(b),
9.75%, 8/1/18	2,655	3,006,788
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	1,145	1,122,100

		7,422,228

Financial Services—8.2%
Capital One Capital V,
10.25%, 8/15/39	3,090	3,213,600
CIT Group, Inc. (a)(b),
7.00%, 5/2/16	3,300	3,300,000
CNG Holdings, Inc. (a)(b),
9.375%, 5/15/20	2,310	2,333,100
Community Choice Financial, Inc. (a)(b),
10.75%, 5/1/19	3,000	2,977,500
International Lease Finance Corp.,
8.25%, 12/15/20	2,980	3,330,150
Nationstar Mortgage LLC (a)(b),
9.625%, 5/1/19	2,140	2,236,300
PBF Holding Co. LLC (a)(b)(d),
8.25%, 2/15/20	1,515	1,478,337
SLM Corp.,
8.45%, 6/15/18	2,000	2,120,000
Springleaf Finance Corp.,
6.90%, 12/15/17	1,555	1,228,450

		22,217,437

Healthcare & Hospitals—0.4%
Kinetic Concepts, Inc. (a)(b),
10.50%, 11/1/18	1,050	1,065,750

Hotels/Gaming—3.1%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	2,745	2,930,288

	Principal Amount (000s)	Value

12.75%, 4/15/18	$2,495	$1,971,050
MGM Resorts International,
11.375%, 3/1/18	2,600	3,009,500
Wynn Las Vegas LLC (a)(b),
5.375%, 3/15/22	470	456,487

		8,367,325

Internet Software & Services—2.1%
Earthlink, Inc.,
8.875%, 5/15/19	3,477	3,407,460
Equinix, Inc.,
8.125%, 3/1/18	2,000	2,195,000

		5,602,460

Leisure—1.0%
NCL Corp., Ltd.,
9.50%, 11/15/18	2,410	2,638,950

Machinery—0.9%
Terex Corp.,
8.00%, 11/15/17	2,340	2,392,650

Metals & Mining—1.7%
AK Steel Corp.,
8.375%, 4/1/22	2,090	1,954,150
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	3,310	2,747,300

		4,701,450

Multi-Media—3.9%
Cablevision Systems Corp.,
8.625%, 9/15/17	2,460	2,699,850
Cambium Learning Group, Inc.,
9.75%, 2/15/17	3,080	2,926,000
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17	1,990	2,139,250
Mediacom Broadband LLC,
8.50%, 10/15/15	2,730	2,818,725

		10,583,825

Oil & Gas—10.5%
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	2,245	2,340,413
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	2,965	3,113,250
Concho Resources, Inc.,
7.00%, 1/15/21	1,900	2,047,250
Endeavour International Corp. (a)(b),
12.00%, 3/1/18	1,720	1,754,400
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	2,490	2,689,200
EV Energy Partners L.P.,
8.00%, 4/15/19	2,100	2,131,500
Everest Acquisition LLC (a)(b),
9.375%, 5/1/20	2,425	2,488,656
Laredo Petroleum, Inc. (a)(b),
7.375%, 5/1/22	1,175	1,204,375
Northern Oil and Gas, Inc. (a)(b),
8.00%, 6/1/20	1,760	1,760,000
Pioneer Drilling Co.,
9.875%, 3/15/18	3,370	3,555,350
United Refining Co.,
10.50%, 2/28/18	2,560	2,630,400
Vanguard Natural Resources LLC,
7.875%, 4/1/20	2,775	2,743,781

		28,458,575

Paper/Paper Products—0.1%
Verso Paper Holdings LLC,
8.75%, 2/1/19	715	257,400

Pharmaceuticals—0.9%
Endo Health Solutions, Inc.,
7.00%, 12/15/20	2,355	2,460,975

	Principal Amount (000s)	Value

Retail—4.8%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	$3,030	$2,980,762
DineEquity, Inc.,
9.50%, 10/30/18	3,100	3,382,875
Fifth & Pacific Co., Inc. (a)(b),
10.50%, 4/15/19	2,920	3,292,300
Neiman Marcus Group, Inc.,
10.375%, 10/15/15	2,680	2,810,677
Rite Aid Corp.,
9.50%, 6/15/17	500	482,500

		12,949,114

Technology—3.9%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	2,695	2,903,862
First Data Corp.,
9.875%, 9/24/15	3,245	3,236,888
12.625%, 1/15/21	1,260	1,193,850
Freescale Semiconductor, Inc. (a)(b),
10.125%, 3/15/18	2,900	3,139,250

		10,473,850

Telecommunications—10.0%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	3,340	3,114,550
Clearwire Communications LLC (a)(b),
12.00%, 12/1/15	670	587,925
Consolidated Communications Finance Co. (a)(b),
10.875%, 6/1/20	2,110	2,120,550
Cricket Communications, Inc.,
7.75%, 10/15/20	1,210	1,111,688
Crown Castle International Corp.,
9.00%, 1/15/15	1,000	1,092,500
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	2,390	2,485,600
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	2,095	2,102,856
ITC Deltacom, Inc.,
10.50%, 4/1/16	2,435	2,575,013
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	2,235	2,167,950
Nextel Communications, Inc.,
7.375%, 8/1/15	2,545	2,500,462
NII Capital Corp.,
8.875%, 12/15/19	2,170	2,018,100
Sprint Nextel Corp. (a)(b),
11.50%, 11/15/21	1,050	1,110,375
West Corp.,
11.00%, 10/15/16	2,535	2,683,931
Windstream Corp.,
7.50%, 6/1/22	1,500	1,458,750

		27,130,250

Trading Companies & Distributors—1.0%
Aircastle Ltd.,
9.75%, 8/1/18	2,460	2,687,550

Transportation—2.3%
Quality Distribution LLC,
9.875%, 11/1/18	2,740	2,993,450
Swift Services Holdings, Inc.,
10.00%, 11/15/18	2,935	3,169,800

		6,163,250

Utilities—1.0%
Edison Mission Energy,
7.00%, 5/15/17	1,650	891,000
Texas Competitive Electric Holdings Co. LLC (a)(b),
11.50%, 10/1/20	2,500	1,687,500

		2,578,500

100	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

	Principal Amount (000s)	Value

Wholesale—0.3%
WESCO Distribution, Inc.,
7.50%, 10/15/17	$890	$912,250

Total Corporate Bonds & Notes (cost—$255,540,127)		258,781,683

Repurchase Agreements—3.4%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $9,082,003; collateralized by Fannie Mae, 2.75%, due 4/16/19, valued at $9,267,825 including accrued interest
(cost—$9,082,000)	9,082	9,082,000

Total Investments (cost—$264,622,127)—99.1%		267,863,683

Other assets less liabilities—0.9%		2,428,078

Net Assets—100.0%		$270,291,761

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $54,845,706, representing 20.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued. To be settled after May 31, 2012.

(d) Fair-Valued—Securities with an aggregate value of $3,124,618, representing 1.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Allianz AGIC International Growth Opportunities Fund

	Shares	Value

COMMON STOCK—95.0%
Australia—1.1%
NRW Holdings Ltd.	387,187	$1,258,037

Canada—8.6%
AuRico Gold, Inc. (b)	216,954	1,617,414
Calfrac Well Services Ltd.	64,571	1,432,272
Cineplex, Inc.	65,405	1,866,181
Cogeco Cable, Inc.	57,370	2,557,307
Home Capital Group, Inc.	30,512	1,285,058
Southern Pacific Resource Corp. (b)	794,972	1,169,925

		9,928,157

China—3.7%
7 Days Group Holdings Ltd. ADR (b)	124,900	1,209,032
Hollysys Automation Technologies Ltd. (b)	190,400	1,709,792
Mongolian Mining Corp. (b)	1,972,500	1,326,731

		4,245,555

Finland—1.2%
Outotec Oyj	35,783	1,415,326

France—3.2%
Ingenico	87,644	3,709,050

Germany—9.2%
Carl Zeiss Meditec AG	91,950	2,238,688
Deutsche Wohnen AG	172,292	2,668,842
Gerresheimer AG (b)	44,995	1,978,724
Kabel Deutschland Holding AG (b)	39,591	2,252,952
Wirecard AG	83,374	1,512,230

		10,651,436

Hong Kong—5.9%
Dah Sing Financial Holdings Ltd.	418,400	1,222,675
L’Occitane International S.A.	1,225,500	2,973,474
VTech Holdings Ltd.	241,800	2,643,526

		6,839,675

Italy—0.5%
Safilo Group SpA (b)	92,128	535,871

Japan—13.5%
Air Water, Inc.	220,000	2,534,877
FP Corp.	29,500	1,772,162
Nabtesco Corp.	110,700	2,470,370
Nippon Shokubai Co., Ltd.	201,000	2,246,847
OKUMA Corp.	204,000	1,337,641
Tadano Ltd.	406,000	3,007,261
Tsuruha Holdings, Inc.	37,800	2,237,826

		15,606,984

Malaysia—1.9%
Alliance Financial Group Bhd.	1,743,000	2,245,690

Netherlands—2.0%
Koninklijke Ten Cate NV	37,544	893,358
Unit 4 NV	59,270	1,441,863

		2,335,221

Norway—2.7%
Pacific Drilling S.A. (b)	160,200	1,361,700
Petroleum Geo-Services ASA	153,526	1,791,898

		3,153,598

	Shares	Value

Singapore—4.7%
Goodpack Ltd.	761,000	$969,572
Hyflux Ltd.	1,567,500	1,533,140
M1 Ltd.	1,521,000	2,887,293

		5,390,005

Switzerland—3.7%
Dufry AG (b)	20,243	2,301,825
Partners Group Holding AG	11,893	1,973,914

		4,275,739

United Kingdom—33.1%
Abcam PLC	470,158	2,851,941
African Minerals Ltd. (b)	264,752	1,537,875
APR Energy PLC	68,396	839,522
ARM Holdings PLC	142,738	1,116,869
Babcock International Group PLC	140,868	1,849,895
Britvic PLC	351,619	1,800,452
Catlin Group Ltd.	395,332	2,449,221
Chemring Group PLC	207,277	1,018,377
Cookson Group PLC	157,529	1,529,675
Croda International PLC	75,520	2,616,131
Hargreaves Lansdown PLC	287,297	2,133,813
Hikma Pharmaceuticals PLC	220,943	2,208,492
IG Group Holdings PLC	361,964	2,422,369
John Wood Group PLC	138,575	1,503,559
Meggitt PLC	336,324	1,964,676
Petrofac Ltd.	78,375	1,881,143
Rotork PLC	93,912	2,945,440
Senior PLC	1,029,950	3,202,795
Victrex PLC	107,137	2,315,091

		38,187,336

Total Common Stock (cost—$99,541,816)		109,777,680

PREFERRED STOCK—1.5%
Brazil—1.5%
Banco do Estado do Rio Grande do Sul, Class B (cost—$647,270)	221,400	1,756,402

	Principal Amount (000s)
Repurchase Agreements—3.2%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $3,663,001; collateralized by U.S. Treasury Notes, 0.875%, due 12/31/16, valued at $3,739,921 including accrued interest
(cost—$3,663,000)	$3,663	3,663,000

Total Investments (cost—$103,852,086) (a)—99.7%		115,197,082

Other assets less liabilities—0.3%		335,659

Net Assets—100.0%		$115,532,741

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	101

Schedules of Investments

May 31, 2012 (unaudited)

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $95,568,999, representing 82.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz AGIC Micro Cap Fund

	Shares	Value

COMMON STOCK—95.8%
Aerospace & Defense—0.4%
Astronics Corp. (b)	7,500	$191,400

Air Freight & Logistics—1.6%
Echo Global Logistics, Inc. (b)	20,700	352,107
XPO Logistics, Inc. (b)	22,100	394,706

		746,813

Auto Components—0.8%
Amerigon, Inc. (b)	32,900	394,142

Biotechnology—2.5%
Dusa Pharmaceuticals, Inc. (b)	87,700	452,532
Ligand Pharmaceuticals, Inc., Class B (b)	17,100	214,263
Neurocrine Biosciences, Inc. (b)	26,700	178,623
Pharmacyclics, Inc. (b)	10,300	323,626

		1,169,044

Capital Markets—1.7%
HFF, Inc., Class A (b)	32,800	429,024
ICG Group, Inc. (b)	39,800	346,260

		775,284

Chemicals—2.8%
American Vanguard Corp.	29,500	795,025
Flotek Industries, Inc. (b)	29,000	308,850
GSE Holding, Inc. (b)	19,134	208,561

		1,312,436

Commercial Banks—2.3%
Banner Corp.	19,000	364,800
First Merchants Corp.	29,600	347,208
West Coast Bancorp (b)	20,600	387,280

		1,099,288

Commercial Services & Supplies—1.2%
Metalico, Inc. (b)	35,400	89,562
Team, Inc. (b)	18,300	488,244

		577,806

Communications Equipment—1.5%
Procera Networks, Inc. (b)	33,600	702,240

Computers & Peripherals—1.7%
Datalink Corp. (b)	59,700	592,224
OCZ Technology Group, Inc. (b)	51,400	230,272

		822,496

Construction & Engineering—0.8%
Great Lakes Dredge & Dock Corp.	57,300	372,450

Containers & Packaging—0.9%
Myers Industries, Inc.	24,500	412,090

Diversified Telecommunication Services—1.5%
8x8, Inc. (b)	72,400	292,496
inContact, Inc. (b)	75,100	392,773

		685,269

Electronic Equipment, Instruments & Components—2.7%
GSI Group, Inc. (b)	32,600	378,486
Measurement Specialties, Inc. (b)	7,500	245,025
Newport Corp. (b)	30,400	361,456
Radisys Corp. (b)	50,000	292,000

		1,276,967

Energy Equipment & Services—2.6%
Dawson Geophysical Co. (b)	9,869	224,026
Gulf Island Fabrication, Inc.	13,700	342,500
Matrix Service Co. (b)	29,300	304,427

	Shares	Value

Mitcham Industries, Inc. (b)	19,300	$364,770

		1,235,723

Food Products—0.6%
Smart Balance, Inc. (b)	47,800	283,454

Health Care Equipment & Supplies—7.8%
Antares Pharma, Inc. (b)	113,300	308,176
Cantel Medical Corp.	25,050	547,593
Cynosure, Inc., Class A (b)	20,800	410,176
Endologix, Inc. (b)	47,400	644,166
ICU Medical, Inc. (b)	7,800	401,310
OraSure Technologies, Inc. (b)	40,000	414,000
Spectranetics Corp. (b)	40,600	400,722
SurModics, Inc. (b)	19,900	277,207
Synergetics USA, Inc. (b)	69,700	249,526

		3,652,876

Health Care Providers & Services—4.4%
Acadia Healthcare Co., Inc. (b)	18,800	336,520
AMN Healthcare Services, Inc. (b)	53,200	319,200
Capital Senior Living Corp. (b)	39,000	385,320
Metropolitan Health Networks, Inc. (b)	65,900	573,330
U.S. Physical Therapy, Inc.	19,700	478,710

		2,093,080

Health Care Technology—2.0%
HealthStream, Inc. (b)	26,800	566,016
Omnicell, Inc. (b)	27,300	357,357

		923,373

Hotels, Restaurants & Leisure—3.9%
AFC Enterprises, Inc. (b)	25,800	551,088
Bravo Brio Restaurant Group, Inc. (b)	16,200	266,004
Caribou Coffee Co., Inc. (b)	22,900	272,510
Red Robin Gourmet Burgers, Inc. (b)	11,800	377,600
Town Sports International Holdings, Inc. (b)	30,100	352,471

		1,819,673

Internet Software & Services—6.4%
InfoSpace, Inc. (b)	27,900	356,004
Internap Network Services Corp. (b)	70,500	502,665
Saba Software, Inc. (b)	51,900	433,365
SPS Commerce, Inc. (b)	18,000	497,520
Stamps.com, Inc. (b)	15,100	370,856
Vocus, Inc. (b)	19,900	320,987
Web.com Group, Inc. (b)	34,500	549,240

		3,030,637

IT Services—0.8%
Virtusa Corp. (b)	26,400	386,232

Leisure Equipment & Products—1.1%
Arctic Cat, Inc. (b)	14,800	535,168

Machinery—3.7%
American Railcar Industries, Inc. (b)	17,800	376,470
Commercial Vehicle Group, Inc. (b)	21,200	185,076
Dynamic Materials Corp.	17,100	288,648
Greenbrier Cos., Inc. (b)	20,100	278,184
Manitex International, Inc. (b)	35,400	287,448
Wabash National Corp. (b)	44,600	310,416

		1,726,242

Metals & Mining—2.2%
AM Castle & Co. (b)	26,100	286,317
Horsehead Holding Corp. (b)	29,300	259,598

102	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

Universal Stainless & Alloy (b)	12,500	$503,000

		1,048,915

Multiline Retail—0.7%
Gordmans Stores, Inc. (b)	18,600	331,266

Oil, Gas & Consumable Fuels—3.5%
Abraxas Petroleum Corp. (b)	100,100	276,276
Approach Resources, Inc. (b)	17,600	493,328
Callon Petroleum Co. (b)	66,100	284,891
Georesources, Inc. (b)	7,100	253,470
Magnum Hunter Resources Corp. (b)	79,900	321,997

		1,629,962

Paper & Forest Products—0.8%
Neenah Paper, Inc.	14,100	367,446

Personal Products—0.7%
Elizabeth Arden, Inc. (b)	9,900	341,154

Pharmaceuticals—1.2%
Hi-Tech Pharmacal Co., Inc. (b)	6,700	193,563
Santarus, Inc. (b)	56,100	373,626

		567,189

Professional Services—1.1%
Mistras Group, Inc. (b)	23,700	534,198

Road & Rail—4.0%
Celadon Group, Inc.	31,600	509,076
Quality Distribution, Inc. (b)	30,900	328,158
Roadrunner Transportation Systems, Inc. (b)	26,700	448,560
Saia, Inc. (b)	28,600	618,618

		1,904,412

Semiconductors & Semiconductor Equipment—4.0%
ChipMOS TECHNOLOGIES (Bermuda) Ltd. (b)	23,700	293,761
CVD Equipment Corp. (b)	21,000	249,900
Mattson Technology, Inc. (b)	131,300	232,401
Mindspeed Technologies, Inc. (b)	53,900	167,090
PDF Solutions, Inc. (b)	53,300	471,705
Silicon Image, Inc. (b)	54,200	239,564
Silicon Motion Technology Corp. ADR (b)	16,600	224,764

		1,879,185

Software—9.5%
Accelrys, Inc. (b)	46,200	360,360
Actuate Corp. (b)	48,800	325,984
Allot Communications Ltd. (b)	24,800	645,296
Bottomline Technologies, Inc. (b)	22,000	393,360
Callidus Software, Inc. (b)	64,200	320,358
Clicksoftware Technologies Ltd.	34,900	299,442
Glu Mobile, Inc. (b)	97,900	452,298
Kenexa Corp. (b)	18,500	539,645
Magic Software Enterprises Ltd. (b)	66,200	383,960
Monotype Imaging Holdings, Inc. (b)	29,000	397,300
PROS Holdings, Inc. (b)	22,700	341,181

		4,459,184

Specialty Retail—2.8%
America’s Car-Mart, Inc. (b)	9,700	418,555
Body Central Corp. (b)	16,800	246,120
Lithia Motors, Inc., Class A	26,900	656,898

		1,321,573

	Shares	Value

Textiles, Apparel & Luxury Goods—2.3%
Movado Group, Inc.	19,400	$537,380
Oxford Industries, Inc.	12,100	557,205

		1,094,585

Thrifts & Mortgage Finance—0.7%
HomeStreet, Inc. (b)	10,200	336,600

Trading Companies & Distributors—6.1%
Aceto Corp.	43,600	371,908
CAI International, Inc. (b)	18,600	344,844
DXP Enterprises, Inc. (b)	14,900	700,300
H&E Equipment Services, Inc. (b)	25,700	407,859
SeaCube Container Leasing Ltd.	29,100	530,202
Titan Machinery, Inc. (b)	16,700	515,195

		2,870,308

Transportation Infrastructure—0.5%
Aegean Marine Petroleum Network, Inc.	51,100	247,835

Total Common Stock (cost—$39,032,968)		45,157,995

	Units
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a)(b) (cost—$0)	9,960	—

	Principal Amount (000s)
Repurchase Agreements—2.7%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $1,277,000; collateralized by Fannie Mae, 2.75%, due 4/16/19, valued at $1,303,125 including accrued interest
(cost—$1,277,000)	$1,277	1,277,000

Total Investments (cost—$40,309,968)—98.5%		46,434,995

Other assets less liabilities—1.5%		692,386

Net Assets—100.0%		$47,127,381

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz AGIC Ultra Micro Cap Fund

	Shares	Value

COMMON STOCK—95.1%
Aerospace & Defense—3.2%
Astronics Corp. (b)	5,400	$137,808
CPI Aerostructures, Inc. (b)	11,200	163,072
EDAC Technologies Corp. (b)	10,800	126,036

		426,916

Air Freight & Logistics—1.9%
Park-Ohio Holdings Corp. (b)	6,700	123,615
XPO Logistics, Inc. (b)	7,400	132,164

		255,779

Auto Components—0.8%
Amerigon, Inc. (b)	9,300	111,414

Biotechnology—1.2%
Dusa Pharmaceuticals, Inc. (b)	30,800	158,928

Building Products—0.8%
US Home Systems, Inc.	12,400	106,268

Chemicals—0.7%
Flotek Industries, Inc. (b)	8,900	94,785

Commercial Banks—3.1%
First California Financial Group, Inc. (b)	26,900	182,382
First Connecticut Bancorp, Inc.	9,200	119,876
Preferred Bank (b)	9,500	116,565

		418,823

Commercial Services & Supplies—0.2%
Metalico, Inc. (b)	8,300	20,999

Communications Equipment—4.8%
CalAmp Corp. (b)	22,300	136,699
Procera Networks, Inc. (b)	12,000	250,800
Silicom Ltd. (b)	10,400	145,288
Telular Corp.	15,200	114,000

		646,787

Computers & Peripherals—1.9%
Datalink Corp. (b)	19,300	191,456
OCZ Technology Group, Inc. (b)	13,900	62,272

		253,728

Distributors—0.7%
VOXX International Corp. (b)	10,100	99,586

Diversified Telecommunication Services—2.3%
8x8, Inc. (b)	29,400	118,776
inContact, Inc. (b)	36,200	189,326

		308,102

Electronic Equipment, Instruments & Components—0.6%
ID Systems, Inc. (b)	20,300	85,260

Energy Equipment & Services—3.2%
Bolt Technology Corp.	10,300	127,411
Mitcham Industries, Inc. (b)	10,300	194,670
RigNet, Inc. (b)	7,000	109,270

		431,351

Food Products—1.0%
Inventure Foods, Inc. (b)	20,900	129,998

Health Care Equipment & Supplies—7.7%
Antares Pharma, Inc. (b)	35,000	95,200
AtriCure, Inc. (b)	7,800	70,122
Cynosure, Inc., Class A (b)	7,900	155,788
IRIS International, Inc. (b)	12,600	134,316
Spectranetics Corp. (b)	19,300	190,491
Synergetics USA, Inc. (b)	29,200	104,536
TearLab Corp. (b)	38,800	125,712
Trinity Biotech PLC ADR	13,100	150,650

		1,026,815

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	103

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

Health Care Providers & Services—6.0%
Acadia Healthcare Co., Inc. (b)	11,550	$206,745
AMN Healthcare Services, Inc. (b)	18,800	112,800
Capital Senior Living Corp. (b)	13,000	128,440
Metropolitan Health Networks, Inc. (b)	22,000	191,400
U.S. Physical Therapy, Inc.	6,810	165,483

		804,868

Health Care Technology—2.0%
HealthStream, Inc. (b)	7,500	158,400
Mediware Information Systems (b)	7,600	106,400

		264,800

Hotels, Restaurants & Leisure—4.4%
Carrols Restaurant Group, Inc. (b)	12,500	76,250
Famous Dave’s Of America, Inc. (b)	12,000	124,200
Fiesta Restaurant Group, Inc. (b)	10,500	128,100
Jamba, Inc. (b)	67,900	129,010
Town Sports International Holdings, Inc. (b)	10,900	127,639

		585,199

Insurance—1.2%
Homeowners Choice, Inc.	11,400	155,610

Internet & Catalog Retail—1.3%
Vitacost.com, Inc. (b)	23,500	180,715

Internet Software & Services—5.9%
Internap Network Services Corp. (b)	24,200	172,546
Points International Ltd. (b)	14,400	162,288
Saba Software, Inc. (b)	21,300	177,855
SPS Commerce, Inc. (b)	7,000	193,480
Stamps.com, Inc. (b)	3,500	85,960

		792,129

IT Services—3.0%
Computer Task Group, Inc. (b)	10,400	126,568
Innodata Isogen, Inc. (b)	30,600	170,442
Mattersight Corp. (b)	15,600	109,356

		406,366

Life Sciences Tools & Services—1.2%
Medtox Scientific, Inc. (b)	7,800	157,638

Machinery—1.5%
Manitex International, Inc. (b)	24,600	199,752

Marine—0.7%
Rand Logistics, Inc. (b)	12,200	91,500

Media—1.4%
Ballantyne Strong, Inc. (b)	28,300	181,969

Metals & Mining—1.1%
Universal Stainless & Alloy (b)	3,700	148,888

Oil, Gas & Consumable Fuels—3.8%
Abraxas Petroleum Corp. (b)	33,700	93,012
Callon Petroleum Co. (b)	22,500	96,975
Evolution Petroleum Corp. (b)	14,400	115,488
Triangle Petroleum Corp. (b)	22,800	116,280
Voyager Oil & Gas, Inc. (b)	47,100	88,077

		509,832

Pharmaceuticals—2.1%
Heska Corp.	10,900	133,089
Santarus, Inc. (b)	22,500	149,850

		282,939

	Shares	Value

Professional Services—2.1%
Barrett Business Services, Inc.	6,100	$120,475
GP Strategies Corp. (b)	10,000	157,600

		278,075

Road & Rail—4.4%
Celadon Group, Inc.	9,000	144,990
Quality Distribution, Inc. (b)	15,150	160,893
Saia, Inc. (b)	8,600	186,018
Vitran Corp., Inc. (b)	15,000	105,000

		596,901

Semiconductors & Semiconductor Equipment—4.8%
Integrated Silicon Solution, Inc. (b)	12,000	112,320
Mattson Technology, Inc. (b)	49,300	87,261
Nova Measuring Instruments Ltd. (b)	17,500	125,475
PDF Solutions, Inc. (b)	23,100	204,435
Ultra Clean Holdings (b)	18,100	107,876

		637,367

Software—6.7%
Allot Communications Ltd. (b)	8,100	210,762
American Software, Inc., Class A	15,800	125,768
Callidus Software, Inc. (b)	26,000	129,740
ePlus, Inc. (b)	4,400	138,292
Glu Mobile, Inc. (b)	33,000	152,460
Magic Software Enterprises Ltd. (b)	23,700	137,460

		894,482

Specialty Retail—1.7%
Destination Maternity Corp.	6,500	126,750
TravelCenters of America LLC (b)	21,900	101,616

		228,366

Textiles, Apparel & Luxury Goods—0.9%
RG Barry Corp.	9,900	127,314

Thrifts & Mortgage Finance—1.8%
First Financial Holdings, Inc.	10,900	104,640
HomeStreet, Inc. (b)	4,000	132,000

		236,640

Trading Companies & Distributors—2.3%
Aceto Corp.	13,400	114,302
DXP Enterprises, Inc. (b)	4,200	197,400

		311,702

Transportation Infrastructure—0.7%
Aegean Marine Petroleum Network, Inc.	19,100	92,635

Total Common Stock (cost—$11,334,730)		12,741,226

	Units
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a)(b)
(cost—$0)	1,960	—

	Principal Amount (000s)	Value

Repurchase Agreements—3.4%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $462,000; collateralized by Fannie Mae, 2.75%, due 4/16/19, valued at $474,338 including accrued interest
(cost—$462,000)	$462	$462,000

Total Investments (cost—$11,796,730)—98.5%		13,203,226

Other assets less liabilities—1.5%		199,542

Net Assets—100.0%		$13,402,768

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

104	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

Allianz AGIC U.S. Emerging Growth Fund

	Shares	Value

COMMON STOCK—96.9%
Aerospace & Defense—1.1%
Triumph Group, Inc.	3,500	$209,440

Biotechnology—2.2%
BioMarin Pharmaceutical, Inc. (b)	3,900	138,996
Cubist Pharmaceuticals, Inc. (b)	3,100	124,372
Onyx Pharmaceuticals, Inc. (b)	3,600	164,808

		428,176

Building Products—0.5%
Ameresco, Inc., Class A (b)	9,500	102,125

Chemicals—2.1%
Flotek Industries, Inc. (b)	9,500	101,175
Olin Corp.	6,200	118,854
PolyOne Corp.	9,686	128,146
TPC Group, Inc. (b)	2,300	72,657

		420,832

Commercial Banks—1.5%
Citizens Republic Bancorp, Inc. (b)	9,600	156,096
Susquehanna Bancshares, Inc.	13,800	132,894

		288,990

Commercial Services & Supplies—0.6%
ACCO Brands Corp. (b)	10,500	95,760
Metalico, Inc. (b)	9,400	23,782

		119,542

Communications Equipment—1.2%
EchoStar Corp., Class A (b)	4,600	128,662
Netgear, Inc. (b)	3,800	119,282

		247,944

Computers & Peripherals—1.6%
Datalink Corp. (b)	10,200	101,184
Electronics for Imaging, Inc. (b)	8,700	128,238
OCZ Technology Group, Inc. (b)	19,100	85,568

		314,990

Construction & Engineering—1.1%
Chicago Bridge & Iron Co. NV	3,600	129,384
Dycom Industries, Inc. (b)	4,600	90,068

		219,452

Consumer Finance—1.4%
DFC Global Corp. (b)	7,950	131,016
First Cash Financial Services, Inc. (b)	3,900	146,094

		277,110

Containers & Packaging—0.5%
Rock-Tenn Co., Class A	1,900	98,021

Distributors—0.8%
Core-Mark Holding Co., Inc.	3,600	156,564

Diversified Telecommunication Services—0.6%
Premiere Global Services, Inc. (b)	14,100	117,876

Electrical Equipment—0.4%
Belden, Inc.	2,500	78,125

Electronic Equipment, Instruments & Components—2.4%
Anixter International, Inc.	1,600	92,016
Coherent, Inc. (b)	2,100	92,694
Newport Corp. (b)	7,500	89,175
OSI Systems, Inc. (b)	3,300	210,606

		484,491

	Shares	Value

Energy Equipment & Services—2.9%
Dawson Geophysical Co. (b)	3,600	$81,720
Helix Energy Solutions Group, Inc. (b)	8,100	138,753
ION Geophysical Corp. (b)	20,043	121,460
Mitcham Industries, Inc. (b)	6,700	126,630
Tesco Corp. (b)	9,100	109,382

		577,945

Food & Staples Retailing—0.5%
Pricesmart, Inc.	1,600	108,128

Food Products—1.6%
B&G Foods, Inc.	3,800	91,504
Hain Celestial Group, Inc. (b)	3,900	216,411

		307,915

Health Care Equipment & Supplies—1.3%
Endologix, Inc. (b)	10,700	145,413
Syneron Medical Ltd. (b)	11,000	116,930

		262,343

Health Care Providers & Services—4.6%
Air Methods Corp. (b)	2,000	182,300
Hanger Orthopedic Group, Inc. (b)	6,000	129,420
Mmodal, Inc. (b)	13,800	173,466
MWI Veterinary Supply, Inc. (b)	1,700	158,015
Team Health Holdings, Inc. (b)	6,000	136,440
WellCare Health Plans, Inc. (b)	2,200	124,234

		903,875

Hotels, Restaurants & Leisure—4.4%
Bally Technologies, Inc. (b)	3,300	153,615
Buffalo Wild Wings, Inc. (b)	1,500	127,665
Gaylord Entertainment Co. (b)	4,400	166,980
Scientific Games Corp., Class A (b)	12,900	110,166
Shuffle Master, Inc. (b)	10,600	168,116
Six Flags Entertainment Corp.	3,400	155,142

		881,684

Household Durables—1.1%
KB Home	11,200	81,200
Ryland Group, Inc.	5,800	129,688

		210,888

Internet Software & Services—5.4%
Bankrate, Inc. (b)	6,000	104,280
Dice Holdings, Inc. (b)	13,400	131,722
IAC/InterActiveCorp.	2,700	121,284
InfoSpace, Inc. (b)	9,500	121,220
Internap Network Services Corp. (b)	17,700	126,201
Stamps.com, Inc. (b)	3,800	93,328
ValueClick, Inc. (b)	8,500	149,090
Velti PLC (b)	11,500	83,950
Web.com Group, Inc. (b)	9,300	148,056

		1,079,131

IT Services—2.1%
Global Cash Access Holdings, Inc. (b)	23,000	162,150
MAXIMUS, Inc.	3,200	145,632
Wright Express Corp. (b)	1,800	100,908

		408,690

Leisure Equipment & Products—0.5%
Polaris Industries, Inc.	1,400	106,358

Life Sciences Tools & Services—0.7%
Parexel International Corp. (b)	5,000	133,800

Machinery—5.0%
Chart Industries, Inc. (b)	2,300	143,658
Colfax Corp. (b)	3,600	101,988

	Shares	Value

Greenbrier Cos., Inc. (b)	6,300	$87,192
Manitowoc Co., Inc.	11,600	120,640
Sauer-Danfoss, Inc.	2,000	72,260
Terex Corp. (b)	8,000	133,040
Titan International, Inc.	5,400	120,960
Trinity Industries, Inc.	3,500	86,450
Wabash National Corp. (b)	17,700	123,192

		989,380

Media—1.2%
Liberty Media Corp.—Liberty Capital, Class A (b)	1,000	84,770
Lions Gate Entertainment Corp. (b)	10,900	145,188

		229,958

Metals & Mining—1.9%
Carpenter Technology Corp.	2,400	108,144
Haynes International, Inc.	2,500	127,500
Universal Stainless & Alloy (b)	3,300	132,792

		368,436

Oil, Gas & Consumable Fuels—4.6%
Berry Petroleum Co., Class A	3,000	116,730
Bonanza Creek Energy, Inc. (b)	8,300	141,598
Golar LNG Ltd.	3,500	122,605
Gulfport Energy Corp. (b)	3,700	68,376
Kodiak Oil & Gas Corp. (b)	15,200	123,272
Magnum Hunter Resources Corp. (b)	22,200	89,466
Sanchez Energy Corp. (b)	5,900	142,485
World Fuel Services Corp.	2,800	105,000

		909,532

Paper & Forest Products—0.7%
Schweitzer-Mauduit International, Inc.	2,100	140,490

Personal Products—0.4%
Nu Skin Enterprises, Inc., Class A	2,000	85,760

Pharmaceuticals—4.2%
Endo Health Solutions, Inc. (b)	4,000	130,080
Impax Laboratories, Inc. (b)	6,300	130,599
Jazz Pharmaceuticals PLC (b)	2,900	125,280
Medicines Co. (b)	5,500	120,890
Questcor Pharmaceuticals, Inc. (b)	2,700	111,780
Salix Pharmaceuticals Ltd. (b)	2,600	134,706
Vivus, Inc. (b)	3,100	76,849

		830,184

Professional Services—1.0%
Acacia Research Corp. (b)	3,800	132,126
Huron Consulting Group, Inc. (b)	2,500	78,150

		210,276

Real Estate Management & Development—1.0%
Altisource Portfolio Solutions S.A. (b)	3,300	190,938

Road & Rail—2.4%
Avis Budget Group, Inc. (b)	10,300	152,955
Genesee & Wyoming, Inc., Class A (b)	1,700	85,187
Roadrunner Transportation Systems, Inc. (b)	7,900	132,720
Swift Transporation Co. (b)	10,046	106,588

		477,450

Semiconductors & Semiconductor Equipment—5.6%
Advanced Energy Industries, Inc. (b)	9,000	122,850
Cirrus Logic, Inc. (b)	5,900	169,448

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	105

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

Entegris, Inc. (b)	13,700	$105,627
Fairchild Semiconductor International, Inc. (b)	9,800	129,458
Kulicke & Soffa Industries, Inc. (b)	13,600	143,072
Monolithic Power Systems, Inc. (b)	8,300	155,957
Omnivision Technologies, Inc. (b)	7,500	121,350
Silicon Image, Inc. (b)	20,600	91,052
Silicon Motion Technology Corp. ADR (b)	5,600	75,824

		1,114,638

Software—7.7%
ACI Worldwide, Inc. (b)	4,000	152,760
Aspen Technology, Inc. (b)	7,300	161,330
Cadence Design Systems, Inc. (b)	15,600	159,120
Glu Mobile, Inc. (b)	31,400	145,068
Guidewire Software, Inc. (b)	5,700	147,687
Kenexa Corp. (b)	5,400	157,518
Magic Software Enterprises Ltd. (b)	18,700	108,460
Mentor Graphics Corp. (b)	12,300	173,430
Net 1 UEPS Technologies, Inc. (b)	12,100	105,391
Netscout Systems, Inc. (b)	6,800	136,340
Parametric Technology Corp. (b)	4,300	86,860

		1,533,964

Specialty Retail—9.3%
Aeropostale, Inc. (b)	8,300	153,550
Ascena Retail Group, Inc. (b)	8,200	155,226
Bebe Stores, Inc.	16,600	105,908
Body Central Corp. (b)	5,800	84,970
Genesco, Inc. (b)	2,100	139,650
GNC Holdings, Inc., Class A	4,800	184,944
Lithia Motors, Inc., Class A	6,200	151,404
Men’s Wearhouse, Inc.	3,700	133,163
Penske Automotive Group, Inc.	6,400	157,312
Rent-A-Center, Inc.	3,600	121,212
Sally Beauty Holdings, Inc. (b)	5,400	142,722
Select Comfort Corp. (b)	5,200	142,272
Zumiez, Inc. (b)	4,700	172,913

		1,845,246

Textiles, Apparel & Luxury Goods—2.3%
Oxford Industries, Inc.	3,800	174,990
Skechers U.S.A., Inc., Class A (b)	8,300	141,017
Steven Madden Ltd. (b)	3,450	139,863

		455,870

Thrifts & Mortgage Finance—1.6%
Nationstar Mortgage Holdings, Inc. (b)	8,300	159,111
Ocwen Financial Corp. (b)	10,100	161,903

		321,014

Trading Companies & Distributors—3.5%
Aircastle Ltd.	9,900	109,989
H&E Equipment Services, Inc. (b)	6,600	104,742
Kaman Corp.	3,300	96,525
Rush Enterprises, Inc., Class A (b)	5,500	91,135
Titan Machinery, Inc. (b)	4,600	141,910
WESCO International, Inc. (b)	2,600	154,674

		698,975

Transportation Infrastructure—1.4%
Aegean Marine Petroleum Network, Inc.	19,000	92,150

	Shares	Value

Macquarie Infrastructure Co. LLC	5,800	$192,734

		284,884

Total Common Stock (cost—$16,938,779)		19,231,430

	Units
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a)(b) (cost—$0)	2,110	—

	Principal Amount (000s)
Repurchase Agreements—2.5%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $490,000; collateralized by Fannie Mae, 2.75%, due 4/16/19, valued at $500,400 including accrued interest
(cost—$490,000)	$490	490,000

Total Investments (cost—$17,428,779)—99.4%		19,721,430

Other assets less liabilities—0.6%		125,966

Net Assets—100.0%		$19,847,396

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz F&T Behavioral Advantage Large Cap Fund

	Shares	Value

COMMON STOCK—99.3%
Aerospace & Defense—3.1%
BE Aerospace, Inc. (a)	200	$8,664
Boeing Co.	600	41,766
General Dynamics Corp.	300	19,203
Goodrich Corp.	100	12,577
Hexcel Corp. (a)	300	7,314
Honeywell International, Inc.	900	50,094
L-3 Communications Holdings, Inc.	250	17,048
Lockheed Martin Corp.	450	37,260
Northrop Grumman Corp.	950	55,812
Precision Castparts Corp.	200	33,242
Raytheon Co.	200	10,064
Rockwell Collins, Inc.	150	7,556
Textron, Inc.	300	7,089
TransDigm Group, Inc. (a)	100	12,300
Triumph Group, Inc.	150	8,976
United Technologies Corp.	850	62,993

		391,958

Air Freight & Logistics—0.5%
Expeditors International of Washington, Inc.	150	5,738
FedEx Corp.	300	26,742
United Parcel Service, Inc., Class B	450	33,723

		66,203

Airlines—0.3%
Alaska Air Group, Inc. (a)	400	13,720
Delta Air Lines, Inc. (a)	1,650	19,965

		33,685

Automobiles—0.1%
Harley-Davidson, Inc.	300	14,454

Beverages—2.7%
Beam, Inc.	800	48,448
Brown-Forman Corp., Class B	200	17,436
Coca-Cola Co.	1,200	89,676
Coca-Cola Enterprises, Inc.	300	8,208
Constellation Brands, Inc., Class A (a)	750	14,468
Dr. Pepper Snapple Group, Inc.	200	8,252
Molson Coors Brewing Co., Class B	500	19,225
Monster Beverage Corp. (a)	600	43,560
PepsiCo, Inc.	1,350	91,597

		340,870

Biotechnology—3.3%
Alexion Pharmaceuticals, Inc. (a)	450	40,756
Amgen, Inc.	1,550	107,756
Biogen Idec, Inc. (a)	600	78,450
Celgene Corp. (a)	1,150	78,488
Cepheid, Inc. (a)	150	5,674
Gilead Sciences, Inc. (a)	1,600	79,920
Myriad Genetics, Inc. (a)	300	7,239
Regeneron Pharmaceuticals, Inc. (a)	150	20,348

		418,631

Building Products—0.0%
Simpson Manufacturing Co., Inc.	200	5,558

Capital Markets—0.5%
Ameriprise Financial, Inc.	150	7,188
Franklin Resources, Inc.	250	26,698
LPL Investment Holdings, Inc.	200	6,476
SEI Investments Co.	250	4,478
State Street Corp.	200	8,242

106	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

T. Rowe Price Group, Inc.	100	$5,759
WP Carey & Co., LLC	150	6,835

		65,676

Chemicals—3.6%
Air Products & Chemicals, Inc.	200	15,808
Airgas, Inc.	200	17,362
Albemarle Corp.	200	12,140
Celanese Corp., Ser. A	250	9,952
CF Industries Holdings, Inc.	200	34,192
Dow Chemical Co.	1,250	38,825
Eastman Chemical Co.	200	9,312
FMC Corp.	200	10,194
HB Fuller Co.	200	6,080
LyondellBasell Industries NV, Class A	1,200	47,352
Monsanto Co.	950	73,340
Mosaic Co.	200	9,536
PPG Industries, Inc.	350	36,204
Praxair, Inc.	350	37,184
Rockwood Holdings, Inc. (a)	200	9,680
Sensient Technologies Corp.	150	5,478
Sherwin-Williams Co.	200	25,928
Sigma-Aldrich Corp.	200	13,874
Valhi, Inc.	1,650	23,397
Valspar Corp.	100	4,821
WR Grace & Co. (a)	150	7,875

		448,534

Commercial Banks—2.1%
BB&T Corp.	250	7,555
BOK Financial Corp.	150	8,362
Commerce Bancshares, Inc.	200	7,748
Cullen/Frost Bankers, Inc.	100	5,689
First Republic Bank (a)	250	7,850
Investors Bancorp, Inc. (a)	400	5,976
PNC Financial Services Group, Inc.	450	27,639
U.S. Bancorp	2,550	79,331
Wells Fargo & Co.	3,400	108,970

		259,120

Commercial Services & Supplies—0.7%
Cintas Corp.	400	14,760
Clean Harbors, Inc. (a)	100	6,207
Corrections Corp. of America (a)	250	6,518
Covanta Holding Corp.	300	4,692
Iron Mountain, Inc.	350	9,922
KAR Auction Services, Inc. (a)	450	6,705
Republic Services, Inc.	450	11,862
Rollins, Inc.	400	8,496
Stericycle, Inc. (a)	50	4,363
Waste Management, Inc.	250	8,110

		81,635

Communications Equipment—1.2%
Cisco Systems, Inc.	5,050	82,466
Motorola Solutions, Inc.	1,000	48,080
Plantronics, Inc.	150	4,514
QUALCOMM, Inc.	300	17,193

		152,253

Computers & Peripherals—0.7%
Apple, Inc. (a)	100	57,773
Dell, Inc. (a)	950	11,714
EMC Corp. (a)	500	11,925
Western Digital Corp. (a)	350	10,986

		92,398

Construction & Engineering—0.1%
Chicago Bridge & Iron Co. NV	100	3,594
Quanta Services, Inc. (a)	300	6,774

		10,368

Consumer Finance—1.5%
American Express Co.	2,450	136,784

	Shares	Value

Credit Acceptance Corp. (a)	100	$8,474
Discover Financial Services	1,050	34,766
SLM Corp.	850	11,874

		191,898

Containers & Packaging—0.3%
Aptargroup, Inc.	150	7,600
Ball Corp.	350	13,990
Graphic Packaging Holding Co. (a)	1,100	5,445
Packaging Corp. of America	250	6,707
Silgan Holdings, Inc.	200	8,360

		42,102

Distributors—0.3%
Genuine Parts Co.	350	22,050
LKQ Corp. (a)	250	9,110
Pool Corp.	200	7,394

		38,554

Diversified Consumer Services—0.3%
Apollo Group, Inc., Class A (a)	450	14,319
H&R Block, Inc.	550	8,399
Service Corp. International	800	9,160

		31,878

Diversified Financial Services—0.9%
Bank of America Corp.	2,450	18,008
JPMorgan Chase & Co.	2,100	69,615
Leucadia National Corp.	150	3,048
Moody’s Corp.	450	16,465

		107,136

Diversified Telecommunication Services—2.6%
AT&T, Inc.	6,650	227,230
TW Telecom, Inc. (a)	300	6,957
Verizon Communications, Inc.	2,150	89,526

		323,713

Electric Utilities—1.2%
American Electric Power Co., Inc.	850	32,734
Cleco Corp.	200	8,168
El Paso Electric Co.	150	4,604
Hawaiian Electric Industries, Inc.	200	5,522
Idacorp, Inc.	150	5,893
Northeast Utilities	328	11,811
NV Energy, Inc.	650	11,245
Pinnacle West Capital Corp.	100	4,938
PNM Resources, Inc.	400	7,460
Portland General Electric Co.	200	5,030
Southern Co.	1,000	45,910
Xcel Energy, Inc.	350	9,807

		153,122

Electrical Equipment—0.6%
Acuity Brands, Inc.	100	5,450
AMETEK, Inc.	300	15,213
Emerson Electric Co.	350	16,369
Generac Holdings, Inc. (a)	300	7,425
Hubbell, Inc., Class B	150	11,838
Roper Industries, Inc.	150	15,183

		71,478

Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp., Class A	150	7,978
Anixter International, Inc.	50	2,876
Arrow Electronics, Inc. (a)	100	3,391
Avnet, Inc. (a)	250	7,622
Cognex Corp.	150	5,248
FEI Co. (a)	100	4,577
Ingram Micro, Inc., Class A (a)	450	8,024
Insight Enterprises, Inc. (a)	250	3,722
Jabil Circuit, Inc.	400	7,652
Tech Data Corp. (a)	150	7,142

		58,232

	Shares	Value

Energy Equipment & Services—0.1%
Helix Energy Solutions Group, Inc. (a)	400	$6,852
Oceaneering International, Inc.	150	6,933

		13,785

Financial Services—1.2%
MasterCard, Inc., Class A	250	101,628
Visa, Inc., Class A	450	51,840

		153,468

Food & Staples Retailing—4.4%
Casey’s General Stores, Inc.	100	5,663
Costco Wholesale Corp.	600	51,834
CVS Caremark Corp.	3,000	134,820
Harris Teeter Supermarkets, Inc.	100	3,753
Kroger Co.	1,000	22,010
SYSCO Corp.	500	13,955
Wal-Mart Stores, Inc.	4,700	309,354
Whole Foods Market, Inc.	200	17,722

		559,111

Food Products—2.6%
Archer-Daniels-Midland Co.	450	14,346
Bunge Ltd.	200	11,900
Campbell Soup Co.	950	30,115
ConAgra Foods, Inc.	1,100	27,665
Corn Products International, Inc.	100	5,109
Hershey Co.	200	13,372
HJ Heinz Co.	200	10,616
Hormel Foods Corp.	550	16,450
Kellogg Co.	200	9,756
Kraft Foods, Inc., Class A	3,050	116,724
Lancaster Colony Corp.	100	6,732
McCormick & Co., Inc.	100	5,636
Mead Johnson Nutrition Co., Class A	350	28,259
Sara Lee Corp.	1,300	27,170
Smithfield Foods, Inc. (a)	500	9,835

		333,685

Gas Utilities—0.1%
New Jersey Resources Corp.	100	4,198
Oneok, Inc.	100	8,299
Questar Corp.	300	6,021

		18,518

Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	1,050	53,151
Becton Dickinson & Co.	50	3,656
Boston Scientific Corp. (a)	2,500	14,350
Cooper Cos., Inc.	100	8,518
Covidien PLC	250	12,945
Gen-Probe, Inc. (a)	100	8,091
Haemonetics Corp. (a)	50	3,486
IDEXX Laboratories, Inc. (a)	100	8,484
Intuitive Surgical, Inc. (a)	50	26,155
Medtronic, Inc.	1,400	51,576
Resmed, Inc. (a)	200	6,196
Sirona Dental Systems, Inc. (a)	100	4,278
St. Jude Medical, Inc.	150	5,763
Stryker Corp.	150	7,717
Varian Medical Systems, Inc. (a)	150	8,799
Zimmer Holdings, Inc.	100	6,065

		229,230

Health Care Providers & Services—2.8%
Aetna, Inc.	1,000	40,890
Cardinal Health, Inc.	300	12,414
Centene Corp. (a)	100	3,614
DaVita, Inc. (a)	50	4,062
HCA Holdings, Inc.	1,450	37,686
Health Net, Inc. (a)	250	6,405
Healthsouth Corp. (a)	200	3,828
Henry Schein, Inc. (a)	150	11,146
Humana, Inc.	300	22,917

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	107

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

Laboratory Corp. of America Holdings (a)	100	$8,328
Magellan Health Services, Inc. (a)	150	6,326
McKesson Corp.	300	26,184
Omnicare, Inc.	300	9,456
Patterson Cos., Inc.	200	6,648
Quest Diagnostics, Inc.	100	5,690
Select Medical Holdings Corp. (a)	750	6,930
UnitedHealth Group, Inc.	1,900	105,963
WellCare Health Plans, Inc. (a)	100	5,647
WellPoint, Inc.	450	30,326

		354,460

Health Care Technology—0.3%
Cerner Corp. (a)	250	19,490
SXC Health Solutions Corp. (a)	150	13,456

		32,946

Hotels, Restaurants & Leisure—3.3%
Bob Evans Farms, Inc.	150	6,081
Brinker International, Inc.	250	8,078
Chipotle Mexican Grill, Inc., Class A (a)	50	20,654
Choice Hotels International, Inc.	150	5,458
Domino’s Pizza, Inc.	350	10,748
Dunkin’ Brands Group, Inc.	400	12,988
Marriott International, Inc., Class A	750	29,032
McDonald’s Corp.	1,490	133,117
Penn National Gaming, Inc. (a)	200	9,190
Starbucks Corp.	1,850	101,546
Wendy’s Co.	1,450	6,656
Wyndham Worldwide Corp.	600	29,880
Yum! Brands, Inc.	650	45,734

		419,162

Household Durables—0.5%
D.R. Horton, Inc.	850	14,110
Garmin Ltd.	250	10,740
Mohawk Industries, Inc. (a)	100	6,810
NVR, Inc. (a)	15	12,072
Pulte Group, Inc. (a)	1,000	9,360
Tempur-Pedic International, Inc. (a)	150	6,931
Tupperware Brands Corp.	100	5,405

		65,428

Household Products—2.6%
Church & Dwight Co., Inc.	300	15,972
Clorox Co.	150	10,320
Colgate-Palmolive Co.	750	73,725
Energizer Holdings, Inc. (a)	100	7,291
Kimberly-Clark Corp.	650	51,578
Procter & Gamble Co.	2,800	174,412

		333,298

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc. (a)	1,200	18,384

Industrial Conglomerates—2.4%
3M Co.	1,000	84,410
General Electric Co.	10,350	197,582
Tyco International Ltd.	500	26,580

		308,572

Insurance—3.5%
ACE Ltd.	1,150	83,180
Allstate Corp.	350	11,879
American Financial Group, Inc.	300	11,667
Amtrust Financial Services, Inc.	200	5,750
Assurant, Inc.	200	6,676
Berkshire Hathaway, Inc., Class B (a)	100	7,936
Chubb Corp.	600	43,242
Cincinnati Financial Corp.	200	7,216

	Shares	Value

CNA Financial Corp.	700	$19,915
Erie Indemnity Co., Class A	150	10,780
Fidelity National Financial, Inc., Class A	300	5,652
HCC Insurance Holdings, Inc.	200	6,252
Kemper Corp.	150	4,394
Loews Corp.	700	27,223
Marsh & McLennan Cos., Inc.	750	23,985
MBIA, Inc. (a)	2,450	21,976
Mercury General Corp.	200	8,720
Primerica, Inc.	250	6,018
ProAssurance Corp.	100	8,814
Progressive Corp.	750	16,298
Reinsurance Group of America, Inc.	100	5,017
RenaissanceRe Holdings Ltd.	100	7,707
Torchmark Corp.	300	13,998
Travelers Cos., Inc.	850	53,116
White Mountains Insurance Group Ltd.	20	10,300
WR Berkley Corp.	350	13,412

		441,123

Internet & Catalog Retail—0.2%
Expedia, Inc.	150	6,884
Priceline.com, Inc. (a)	25	15,637

		22,521

Internet Software & Services—0.6%
eBay, Inc. (a)	700	27,433
Google, Inc., Class A (a)	40	23,234
InterActiveCorp.	250	11,230
VeriSign, Inc.	400	15,292

		77,189

IT Services—3.2%
Accenture PLC, Class A	100	5,710
Alliance Data Systems Corp. (a)	100	12,600
Amdocs Ltd. (a)	250	7,188
Automatic Data Processing, Inc.	700	36,505
Booz Allen Hamilton Holding Corp.	400	6,484
Cognizant Technology Solutions Corp., Class A (a)	100	5,825
Convergys Corp. (a)	400	5,580
Fidelity National Information Services, Inc.	250	8,195
Fiserv, Inc. (a)	200	13,486
Gartner, Inc. (a)	200	8,136
Global Payments, Inc.	100	4,248
International Business Machines Corp.	1,350	260,415
Jack Henry & Associates, Inc.	200	6,602
Paychex, Inc.	350	10,490
Total System Services, Inc.	350	8,144
Wright Express Corp. (a)	100	5,606

		405,214

Leisure Equipment & Products—0.2%
Mattel, Inc.	350	10,896
Polaris Industries, Inc.	200	15,194

		26,090

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	200	8,132
Bio-Rad Laboratories, Inc., Class A (a)	50	4,980
Charles River Laboratories International, Inc. (a)	150	5,007
Mettler-Toledo International, Inc. (a)	50	7,806
Waters Corp. (a)	100	7,978

		33,903

Machinery—1.3%
Barnes Group, Inc.	200	4,654
CLARCOR, Inc.	150	7,320

	Shares	Value

Crane Co.	100	$3,789
Cummins, Inc.	100	9,695
Donaldson Co., Inc.	400	14,308
Dover Corp.	200	11,312
Illinois Tool Works, Inc.	400	22,460
Ingersoll-Rand PLC	250	10,328
Kennametal, Inc.	200	6,952
Lincoln Electric Holdings, Inc.	200	9,516
Mueller Industries, Inc.	100	4,248
Pall Corp.	250	13,915
Parker Hannifin Corp.	150	12,261
Sauer-Danfoss, Inc.	250	9,032
Snap-On, Inc.	100	6,051
Wabtec Corp.	100	7,261
Woodward, Inc.	150	5,656

		158,758

Media—3.4%
CBS Corp., Class B	950	30,324
Charter Communications, Inc. (a)	550	34,485
Comcast Corp., Class A	300	8,673
DIRECTV, Class A (a)	850	37,782
John Wiley & Sons, Inc., Class A	150	6,825
McGraw-Hill Cos., Inc.	800	34,704
Morningstar, Inc.	150	8,391
News Corp., Class A	2,650	50,880
Omnicom Group, Inc.	350	16,688
Sirius XM Radio, Inc. (a)	6,050	11,434
Time Warner Cable, Inc.	150	11,310
Time Warner, Inc.	1,200	41,364
Viacom, Inc., Class B	850	40,571
Virgin Media, Inc.	400	8,812
Walt Disney Co.	1,750	79,993

		422,236

Metals & Mining—0.4%
Allied Nevada Gold Corp. (a)	100	2,594
Newmont Mining Corp.	500	23,580
Southern Copper Corp.	650	18,492

		44,666

Multiline Retail—1.3%
Dollar General Corp. (a)	1,100	53,801
Dollar Tree, Inc. (a)	400	41,272
Family Dollar Stores, Inc.	150	10,162
J.C. Penney Co., Inc. (a)	400	10,492
Macy’s, Inc.	1,000	38,050
Target Corp.	200	11,582

		165,359

Multi-Utilities—1.3%
Alliant Energy Corp.	200	8,738
Ameren Corp.	700	22,617
CenterPoint Energy, Inc.	700	14,161
CMS Energy Corp.	300	6,990
Consolidated Edison, Inc.	400	24,144
Dominion Resources, Inc.	300	15,618
DTE Energy Co.	300	17,049
Integrys Energy Group, Inc.	150	8,115
MDU Resources Group, Inc.	400	8,988
Public Service Enterprise Group, Inc.	400	12,476
TECO Energy, Inc.	350	6,090
Vectren Corp.	200	5,864
Wisconsin Energy Corp.	300	11,352

		162,202

Office Electronics—0.0%
Zebra Technologies Corp., Class A (a)	150	5,020

Oil, Gas & Consumable Fuels—5.8%
Cabot Oil & Gas Corp.	150	4,881
Chevron Corp.	2,330	229,062
ConocoPhillips	690	35,990
Exxon Mobil Corp.	3,570	280,709

108	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

Kinder Morgan Management LLC (a)	203	$14,419
Kinder Morgan, Inc.	300	10,257
Marathon Oil Corp.	1,550	38,611
Occidental Petroleum Corp.	550	43,599
Phillips 66 (a)	345	10,360
Spectra Energy Corp.	1,450	41,630
Targa Resources Corp.	200	8,868
Williams Cos., Inc.	200	6,106

		724,492

Paper & Forest Products—0.1%
Domtar Corp.	100	7,911

Personal Products—0.3%
Estee Lauder Cos., Inc., Class A	250	13,538
Herbalife Ltd.	300	13,437
Nu Skin Enterprises, Inc., Class A	150	6,432

		33,407

Pharmaceuticals—7.3%
Abbott Laboratories	2,850	176,102
Allergan, Inc.	450	40,612
Bristol-Myers Squibb Co.	2,850	95,019
Eli Lilly & Co.	1,600	65,520
Forest Laboratories, Inc. (a)	550	19,250
Johnson & Johnson	1,628	101,636
Merck & Co., Inc.	3,950	148,441
Pfizer, Inc.	10,900	238,383
Salix Pharmaceuticals Ltd. (a)	150	7,772
Viropharma, Inc. (a)	250	5,035
Warner Chilcott PLC, Class A (a)	850	16,031

		913,801

Professional Services—0.3%
Dun & Bradstreet Corp.	50	3,379
Equifax, Inc.	250	11,292
FTI Consulting, Inc. (a)	200	6,314
Nielsen Holdings NV (a)	800	22,192

		43,177

Real Estate Investment Trust—3.0%
American Capital Agency Corp.	200	6,534
American Tower Corp.	550	35,684
Annaly Capital Management, Inc.	800	13,296
AvalonBay Communities, Inc.	100	13,975
Boston Properties, Inc.	200	20,586
Camden Property Trust	100	6,511
Equity Lifestyle Properties, Inc.	100	6,586
Equity Residential	400	24,440
Essex Property Trust, Inc.	50	7,523
Extra Space Storage, Inc.	200	5,672
Federal Realty Investment Trust	100	9,828
General Growth Properties, Inc.	1,250	20,938
HCP, Inc.	400	16,336
Hospitality Properties Trust	250	5,877
Macerich Co.	150	8,557
Plum Creek Timber Co., Inc.	150	5,475
Public Storage	350	46,714
Rayonier, Inc.	150	6,446
Realty Income Corp.	200	7,666
RLJ Lodging Trust	300	5,289
Simon Property Group, Inc.	550	81,136
Taubman Centers, Inc.	50	3,650
Ventas, Inc.	350	20,587
Vornado Realty Trust	50	4,096

		383,402

Road & Rail—1.4%
Dollar Thrifty Automotive Group, Inc. (a)	100	8,158
J.B. Hunt Transport Services, Inc.	250	14,282
Landstar System, Inc.	100	5,270
Norfolk Southern Corp.	550	36,036
Old Dominion Freight Line, Inc. (a)	150	6,534

	Shares	Value

Union Pacific Corp.	900	$100,260

		170,540

Semiconductors & Semiconductor Equipment—1.8%
Intel Corp.	7,250	187,340
KLA-Tencor Corp.	100	4,583
LSI Logic Corp. (a)	1,400	9,310
Marvell Technology Group Ltd.	800	10,024
Maxim Integrated Products, Inc.	200	5,032
Semtech Corp. (a)	200	4,818
Xilinx, Inc.	200	6,394

		227,501

Software—3.2%
Activision Blizzard, Inc.	1,600	18,784
Adobe Systems, Inc. (a)	250	7,762
Ansys, Inc. (a)	150	9,281
Aspen Technology, Inc. (a)	250	5,525
CA, Inc.	900	22,383
Fair Isaac Corp.	150	6,099
Intuit, Inc.	400	22,492
MICROS Systems, Inc. (a)	150	7,914
Microsoft Corp.	5,900	172,221
NetSuite, Inc. (a)	150	7,038
Oracle Corp.	2,500	66,175
Red Hat, Inc. (a)	200	10,276
SS&C Technologies Holdings, Inc. (a)	300	7,074
Symantec Corp. (a)	1,250	18,550
Synopsys, Inc. (a)	300	8,865
Tyler Technologies, Inc. (a)	150	5,595
Ultimate Software Group, Inc. (a)	50	4,017

		400,051

Specialty Retail—5.2%
Aaron’s, Inc.	200	5,310
Advance Auto Parts, Inc.	250	18,235
Ascena Retail Group, Inc. (a)	400	7,572
Autozone, Inc. (a)	150	57,039
Bed Bath & Beyond, Inc. (a)	350	25,288
Foot Locker, Inc.	350	11,109
GNC Holdings, Inc., Class A	150	5,780
Hibbett Sports, Inc. (a)	150	8,404
Home Depot, Inc.	4,100	202,294
Limited Brands, Inc.	500	22,180
Lowe’s Cos., Inc.	1,200	32,064
Men’s Wearhouse, Inc.	150	5,398
O’Reilly Automotive, Inc. (a)	350	33,526
PetSmart, Inc.	300	19,332
Pier 1 Imports, Inc.	350	5,705
Ross Stores, Inc.	600	37,938
Sally Beauty Holdings, Inc. (a)	500	13,215
Select Comfort Corp. (a)	200	5,472
TJX Cos., Inc.	2,500	106,150
Tractor Supply Co.	150	13,703
Ulta Salon Cosmetics & Fragrance, Inc.	150	13,406

		649,120

Textiles, Apparel & Luxury Goods—1.5%
Carter’s, Inc. (a)	150	8,090
Coach, Inc.	650	43,842
Fossil, Inc. (a)	100	7,316
Nike, Inc., Class B	850	91,953
PVH Corp.	200	16,200
Ralph Lauren Corp.	150	22,320

		189,721

Thrifts & Mortgage Finance—0.1%
Northwest Bancshares, Inc.	500	5,735
TFS Financial Corp. (a)	550	5,153

		10,888

Tobacco—3.3%
Altria Group, Inc.	3,200	103,008

	Shares	Value

Lorillard, Inc.	350	$43,260
Philip Morris International, Inc.	2,570	217,191
Reynolds American, Inc.	1,300	54,392

		417,851

Trading Companies & Distributors—0.6%
Applied Industrial Technologies,
Inc.	150	5,656
Fastenal Co.	650	28,750
MSC Industrial Direct Co., Inc., Class A	100	7,171
W.W. Grainger, Inc.	150	29,048

		70,625

Transportation Infrastructure—0.1%
Macquarie Infrastructure Co. LLC	200	6,646

Water Utilities—0.1%
American Water Works Co., Inc.	350	11,974
Aqua America, Inc.	250	5,775

		17,749

Wireless Telecommunication Services—0.2%
Crown Castle International
Corp. (a)	500	27,300
U.S. Cellular Corp. (a)	100	3,739

		31,039

Total Investments (cost—$11,573,753)—99.3%		12,501,705

Other assets less liabilities—0.7%		94,090

Net Assets—100.0%		$12,595,795

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	109

Schedules of Investments

May 31, 2012 (unaudited)

Allianz NFJ Global Dividend Value Fund

	Shares	Value

COMMON STOCK—97.3%
Australia—2.2%
Telstra Corp. Ltd.	261,300	$904,037

Brazil—5.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	12,200	850,706
Cia Energetica de Minas Gerais ADR	49,625	855,039
Vale S.A. ADR	39,000	714,090

		2,419,835

Canada—3.9%
Barrick Gold Corp.	19,400	757,764
Toronto-Dominion Bank/The	11,200	855,344

		1,613,108

China—2.2%
China Mobile Ltd. ADR	17,700	897,921

France—7.6%
Sanofi	23,900	1,628,000
Total S.A.	35,400	1,525,705

		3,153,705

Germany—3.6%
RWE AG	19,600	718,121
Siemens AG	9,300	767,831

		1,485,952

Hong Kong—4.0%
First Pacific Co., Ltd.	815,800	842,159
Yue Yuen Industrial Holdings Ltd.	265,476	828,147

		1,670,306

Japan—7.2%
Asahi Glass Co., Ltd.	79,700	534,440
Mitsubishi Corp.	38,300	747,342
Mizuho Financial Group, Inc.	563,800	823,748
Sega Sammy Holdings, Inc.	49,500	879,386

		2,984,916

Korea (Republic of)—5.2%
POSCO	2,500	762,934
SK Telecom Co., Ltd.	13,700	1,392,808

		2,155,742

Russian Federation—1.8%
Lukoil OAO ADR (b)	14,500	759,510

South Africa—3.8%
Sasol Ltd. ADR	36,500	1,550,520

Spain—1.7%
Banco Santander S.A.	129,142	687,932

Switzerland—3.4%
Credit Suisse Group AG (b)	34,700	663,223
Zurich Financial Services AG (b)	3,700	760,546

		1,423,769

United Kingdom—9.6%
AstraZeneca PLC	20,700	836,179
BAE Systems PLC	187,000	790,193
Ensco PLC, Class A	16,000	718,560
Marks & Spencer Group PLC	161,600	828,315
Tesco PLC	174,900	816,237

		3,989,484

United States—35.2%
Altria Group, Inc.	30,000	965,700
Annaly Capital Management, Inc., REIT	56,500	939,030
Axis Capital Holdings Ltd.	29,600	973,840

	Shares	Value

CA, Inc.	32,900	$818,223
ConocoPhillips	16,400	855,424
EI Du Pont de Nemours & Co.	17,800	859,028
Intel Corp.	34,700	896,648
International Paper Co.	26,400	770,880
JPMorgan Chase & Co.	22,600	749,190
Kimberly-Clark Corp.	12,900	1,023,615
Microsoft Corp.	28,800	840,672
Northrop Grumman Corp.	15,100	887,125
Pfizer, Inc.	43,200	944,784
Phillips 66 (b)	26,950	809,308
Pitney Bowes, Inc.	51,100	697,004
Seagate Technology PLC	32,600	763,818
Xerox Corp.	110,800	799,976

		14,594,265

Total Common Stock (cost—$45,018,306)		40,291,002

	Principal Amount (000s)
Repurchase Agreements—2.7%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $1,141,000; collateralized by Freddie Mac, 3.00%, due 1/17/19, valued at $1,167,981 including accrued interest
(cost—$1,141,000)	$1,141	1,141,000

Total Investments (cost—$46,159,306) (a)—100.0%		41,432,002

Liabilities in excess of other assets—(0.0)%		(17,534)

Net Assets—100.0%		$41,414,468

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $17,737,283, representing 42.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

Allianz NFJ International Value II Fund

	Shares	Value

COMMON STOCK—98.5%
Argentina—0.8%
Telecom Argentina S.A. ADR	2,000	$24,220

Australia—1.4%
AMP Ltd.	7,000	26,401
SP AusNet	15,300	15,042

		41,443

Austria—0.6%
OMV AG	700	19,101

Brazil—2.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	600	41,838
Vale S.A. ADR	2,400	43,944

		85,782

Canada—7.4%
Atco Ltd., Class I	400	27,648
Barrick Gold Corp.	800	31,439
Calfrac Well Services Ltd.	600	13,309
Canadian Imperial Bank of Commerce	400	27,911
Cogeco Cable, Inc.	500	22,288
Genworth MI Canada, Inc.	1,100	19,756
Manulife Financial Corp.	2,700	29,095
Maple Leaf Foods, Inc.	1,400	15,724
Power Financial Corp.	1,200	29,394

		216,564

China—1.9%
Guangshen Railway Co., Ltd., Class H	82,000	26,483
Yanzhou Coal Mining Co., Ltd. ADR	1,900	31,654

		58,137

France—5.2%
Arkema S.A.	400	26,404
AXA S.A.	2,100	23,689
Cie Generale des Etablissements Michelin	300	17,588
Rallye S.A.	500	14,268
Sanofi	600	40,870
Valeo S.A.	700	29,682

		152,501

Germany—2.2%
Bayerische Motoren Werke AG	200	15,192
Deutsche Boerse AG	500	23,925
Muenchener Rueckversicherungs AG	200	24,874

		63,991

Hong Kong—5.5%
CNOOC Ltd.	16,000	28,774
First Pacific Co., Ltd.	38,000	39,228
Guangdong Investment Ltd.	56,000	36,668
Jardine Strategic Holdings Ltd.	1,000	30,178
Wheelock & Co. Ltd.	9,000	26,831

		161,679

Israel—1.8%
Israel Chemicals Ltd. ADR	2,800	29,232
Teva Pharmaceutical Industries Ltd. ADR	600	23,514

		52,746

Japan—24.6%
Asahi Glass Co., Ltd.	4,000	26,823
Asahi Group Holdings Ltd.	2,000	42,705
Chiba Bank Ltd.	4,000	22,515
Coca-Cola West Holdings Co., Ltd.	2,100	35,253

110	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

Daiichikosho Co., Ltd.	1,600	$33,038
Electric Power Development Co., Ltd.	1,200	31,051
Heiwa Corp.	1,300	23,497
Hoya Corp.	1,400	29,969
Idemitsu Kosan Co., Ltd.	300	27,125
IHI Corp.	13,000	26,643
JTEKT Corp.	3,400	32,983
Kaken Pharmaceutical Co., Ltd.	2,000	26,032
KDDI Corp.	7	43,223
KYORIN Holdings, Inc.	1,000	20,640
Marubeni Corp.	4,000	25,536
Mitsui & Co., Ltd.	2,900	40,759
Nihon Kohden Corp.	600	17,128
Nippon Shokubai Co., Ltd.	2,000	22,357
Nippon Telegraph & Telephone Corp.	1,000	43,055
Nissan Motor Co., Ltd.	2,400	23,082
Otsuka Holdings Co., Ltd.	800	25,143
Suruga Bank Ltd.	2,800	25,682
Toshiba TEC Corp.	4,000	14,064
Toyo Suisan Kaisha Ltd.	1,000	25,581
Tsuruha Holdings, Inc.	300	17,760
Zeon Corp.	3,000	22,978

		724,622

Korea (Republic of)—2.6%
KT Corp. ADR	2,200	25,630
POSCO ADR	400	30,292
Shinhan Financial Group Co., Ltd. ADR	300	19,326

		75,248

Netherlands—1.7%
Aalberts Industries NV	1,400	22,518
Koninklijke KPN NV	2,900	27,426

		49,944

Norway—2.3%
Statoil ASA	1,800	40,787
Yara International ASA	700	26,544

		67,331

Russian Federation—2.2%
Gazprom OAO ADR (c)	3,700	32,486
Lukoil OAO ADR	600	31,428

		63,914

Singapore—1.2%
First Resources Ltd.	9,000	11,582
UOL Group Ltd.	7,000	23,836

		35,418

South Africa—1.6%
MTN Group Ltd. ADR	1,300	20,839
Sasol Ltd. ADR	600	25,488

		46,327

Spain—2.8%
Duro Felguera S.A.	3,400	18,730
Enagas S.A.	800	12,506
Mapfre S.A.	14,200	27,579
Telefonica S.A.	2,100	23,375

		82,190

Sweden—0.7%
Saab AB	1,300	20,195

Switzerland—1.5%
Aryzta AG (c)	300	13,542
Roche Holdings AG	200	31,300

		44,842

Taiwan—1.0%
Advanced Semiconductor Engineering, Inc. ADR	6,400	29,632

	Shares	Value

Turkey—0.9%
KOC Holding AS ADR	1,575	$25,594

United Kingdom—25.7%
Aberdeen Asset Management PLC	3,300	12,399
African Barrick Gold PLC	4,500	22,874
Anglo American PLC	800	24,384
AstraZeneca PLC	1,000	40,395
Aviva PLC	6,100	24,758
BAE Systems PLC	7,600	32,115
BP PLC	4,200	25,532
BT Group PLC, Class A	12,500	39,767
Centrica PLC	5,400	25,795
G4S PLC	7,500	31,990
Greene King PLC	3,000	22,683
Imperial Tobacco Group PLC	1,200	43,412
Inchcape PLC	5,300	25,742
Kingfisher PLC	7,400	32,294
Marks & Spencer Group PLC	5,800	29,729
Mondi PLC	3,100	24,326
Old Mutual PLC	14,737	32,292
Reckitt Benckiser Group PLC	600	31,929
Rio Tinto PLC	700	30,116
Royal Dutch Shell PLC, Class A	1,300	40,408
Sage Group PLC	6,700	26,562
Smith & Nephew PLC	3,300	30,873
Tesco PLC	8,200	38,268
Vodafone Group PLC	13,600	36,271
William Hill PLC	7,000	29,253

		754,167

Total Common Stock (cost—$3,096,772)		2,895,588

RIGHTS—0.0%
Australia—0.0%
SP AusNet (a)(c), expires 6/12/12 (cost—$0)	2,295	22

Total Investments (cost—$3,096,772) (b)—98.5%		2,895,610

Other assets less liabilities—1.5%		44,583

Net Assets—100.0%		$2,940,193

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $22, representing 0.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $2,243,907, representing 76.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz RCM All Alpha Fund

	Shares	Value

COMMON STOCK—76.0%
Belgium—0.2%
Solvay S.A.	84	$8,840

Bermuda—1.5%
Marvell Technology Group Ltd.	5,675	71,108

Canada—0.2%
YM Biosciences, Inc. (b)	5,808	11,442

China—17.6%
Bank of China Ltd., Class H	83,000	31,659
Beijing Enterprises Holdings Ltd.	4,000	22,911
China Coal Energy Co., Ltd., Class H	27,000	24,973
China Construction Bank Corp., Class H	104,000	72,346
China Everbright International Ltd.	95,000	42,479
China Life Insurance Co., Ltd., Class H	18,000	42,325
China Mobile Ltd.	8,000	81,145
China Resources Land Ltd.	8,000	15,012
China Telecom Corp. Ltd., Class H	100,000	45,904
China Unicom Hong Kong Ltd.	6,000	8,147
CNOOC Ltd.	36,000	64,742
Comba Telecom Systems Holdings Ltd.	45,850	20,677
Industrial & Commercial Bank of China, Class H	104,000	63,458
Kunlun Energy Co., Ltd.	20,000	34,185
PetroChina Co., Ltd., Class H	34,000	42,875
Ping An Insurance Group Co., Class H	3,000	21,977
SINA Corp. (b)	697	37,129
Sino-Ocean Land Holdings Ltd.	40,500	16,486
Tencent Holdings Ltd.	1,800	49,378
Tingyi Cayman Islands Holding Corp.	6,000	14,226
Zhongsheng Group Holdings Ltd.	8,500	13,640
Zhuzhou CSR Times Electric Co., Ltd., Class H	14,000	40,473
ZTE Corp., Class H	10,600	21,085

		827,232

France—0.7%
Arkema S.A.	83	5,479
Casino Guichard Perrachon S.A.	98	8,233
LVMH Moet Hennessy Louis Vuitton S.A.	63	9,325
Renault S.A.	196	8,238

		31,275

Germany—1.2%
BASF SE	152	10,667
Lanxess AG	245	16,370
Symrise AG	430	12,137
TUI AG (b)	1,360	7,634
Wacker Chemie AG	105	7,214

		54,022

Hong Kong—11.0%
Aeon Stores Hong Kong Co., Ltd.	19,000	58,996
BOC Hong Kong Holdings Ltd.	12,500	34,302
Champion REIT	86,000	34,872
China Communications Construction Co., Ltd., Class H	16,000	14,982
Dah Sing Financial Holdings Ltd.	5,200	15,196
Focus Media Holding Ltd. ADR	400	8,320

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	111

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

Great Eagle Holdings Ltd.	10,000	$24,938
HKT Trust	5,130	3,904
Hong Kong Exchange and Clearing Ltd.	2,000	28,130
Hutchison Whampoa Ltd.	6,000	49,140
Jardine Matheson Holdings Ltd.	400	19,295
Kerry Properties Ltd.	6,000	24,019
Li & Fung Ltd.	14,000	25,604
Lifestyle International Holdings Ltd.	4,000	8,680
Natural Beauty Bio-Technology Ltd.	110,000	18,849
PCCW Ltd.	95,000	34,718
Sa Sa International Holdings Ltd.	34,000	19,337
Sun Hung Kai Properties Ltd.	3,000	33,710
Swire Pacific Ltd., Class A	2,500	26,918
Swire Properties Ltd.	6,450	17,202
Wynn Macau Ltd.	6,800	16,513

		517,625

Ireland—1.1%
Amarin Corp. PLC ADR (b)	3,688	43,703
C&C Group PLC	1,809	7,672

		51,375

Israel—1.6%
Protalix BioTherapeutics, Inc. (b)	11,807	76,273

Netherlands—0.5%
NXP Semiconductor NV (b)	1,196	25,248

Singapore—0.3%
Avago Technologies Ltd.	400	13,240

Spain—0.2%
Inditex S.A.	106	8,769

Switzerland—0.6%
Actelion Ltd. (b)	498	18,877
Cie Financiere Richemont S.A.	143	8,196

		27,073

United Kingdom—1.2%
Aegis Group PLC	2,919	7,335
Anglo American PLC	331	10,089
Burberry Group PLC	177	3,745
HSBC Holdings PLC	1,600	12,632
Imperial Tobacco Group PLC	288	10,419
Rio Tinto PLC	220	9,465

		53,685

United States—38.1%
Achillion Pharmaceuticals, Inc. (b)	6,077	43,633
Affymax, Inc. (b)	1,592	22,511
Alnylam Pharmaceuticals, Inc. (b)	5,763	59,013
Apple, Inc. (b)	161	93,015
Ariad Pharmaceuticals, Inc. (b)	655	10,853
Array Biopharma, Inc. (b)	11,194	36,381
Bankrate, Inc. (b)	1,611	27,999
Baxter International, Inc.	1,091	55,226
Bottomline Technologies, Inc. (b)	709	12,677
Cell Therapeutics, Inc. (b)	9,942	8,945
Centene Corp. (b)	507	18,323
Cepheid, Inc. (b)	1,123	42,483
Cisco Systems, Inc.	3,606	58,886
Citrix Systems, Inc. (b)	553	40,413
Covidien PLC	611	31,638
Dynavax Technologies Corp. (b)	5,782	21,798
Edwards Lifesciences Corp. (b)	538	45,929
Endologix, Inc. (b)	868	11,796
Fairchild Semiconductor International, Inc. (b)	1,918	25,337

	Shares	Value

Google, Inc., Class A (b)	128	$74,350
Groupon, Inc. (b)	5,868	62,436
Halozyme Therapeutics, Inc. (b)	5,400	41,256
HeartWare International, Inc. (b)	413	33,606
Hologic, Inc. (b)	591	9,905
Idenix Pharmaceuticals, Inc. (b)	2,956	26,722
Intel Corp.	1,384	35,763
Isis Pharmaceuticals, Inc. (b)	2,161	21,372
JDS Uniphase Corp. (b)	2,416	24,522
Jive Software, Inc. (b)	1,150	19,263
Lam Research Corp. (b)	1,522	56,771
MAKO Surgical Corp. (b)	532	12,082
Medivation, Inc. (b)	886	74,628
Microsoft Corp.	2,416	70,523
NetApp, Inc. (b)	1,258	37,438
NetFlix, Inc. (b)	494	31,339
OncoGenex Pharmaceutical, Inc. (b)	4,098	51,471
Onyx Pharmaceuticals, Inc. (b)	885	40,515
OpenTable, Inc. (b)	893	35,470
Pfizer, Inc.	947	20,711
PMC-Sierra, Inc. (b)	6,748	43,052
Priceline.com, Inc. (b)	78	48,788
Repligen Corp. (b)	2,061	8,429
Rovi Corp. (b)	1,863	45,513
Salesforce.com, Inc. (b)	259	35,903
SIGA Technologies, Inc. (b)	2,923	6,752
Skyworks Solutions, Inc. (b)	500	13,430
St. Jude Medical, Inc.	1,076	41,340
Symantec Corp. (b)	2,073	30,763
Teradyne, Inc. (b)	1,312	18,958
Western Digital Corp. (b)	800	25,112
XenoPort, Inc. (b)	2,254	13,254
Zalicus, Inc. (b)	8,000	7,600

		1,785,893

Total Common Stock (cost—$4,011,700)		3,563,100

	Principal Amount (000s)
Repurchase Agreements—15.8%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $742,000; collateralized by U.S. Treasury Notes, 0.875%, due 12/31/16, valued at $761,178 including accrued interest
(cost—$742,000)	$742	742,000

Total Investments, before securities sold short (cost—$4,753,700)—91.8%		4,305,100

	Shares
SECURITIES SOLD SHORT (c)—(45.8)%
Common Stock—(36.8)%
Belgium—(0.3)%
Anheuser-Busch InBev NV	223	(15,088)

China—(0.5)%
Netease, Inc. ADR (b)	398	(24,820)

Denmark—(0.4)%
Christian Hansen Holding A/S	288	(8,033)
Novozymes A/S, Class B	311	(8,369)

		(16,402)

Finland—(0.1)%
Nokian Renkaat Oyj	108	(4,071)

France—(0.4)%
Danone S.A.	258	(16,549)

	Shares	Value

Germany—(1.7)%
Beiersdorf AG	159	$(10,044)
Continental AG	102	(8,540)
Daimler AG	214	(9,958)
HeidelbergCement AG	30	(1,313)
Metro AG	375	(10,816)
SAP AG ADR	660	(37,831)

		(78,502)

Ireland—(2.0)%
Jazz Pharmaceuticals PLC (b)	996	(43,027)
Shire PLC ADR	622	(52,503)

		(95,530)

Netherlands—(1.0)%
Akzo Nobel NV	319	(14,573)
Heineken NV	304	(14,488)
Koninklijke DSM NV	211	(10,049)
Unilever NV Dutch Certificate	281	(8,828)

		(47,938)

Switzerland—(2.3)%
Garmin Ltd.	723	(31,060)
Novartis AG ADR	996	(51,822)
Syngenta AG	79	(25,445)

		(108,327)

United Kingdom—(1.1)%
ARM Holdings PLC ADR	1,112	(26,121)
AstraZeneca PLC ADR	647	(26,145)

		(52,266)

United States—(27.0)%
3D Systems Corp. (b)	838	(25,475)
Align Technology, Inc. (b)	451	(14,085)
Altera Corp.	720	(24,055)
Amazon.com, Inc. (b)	198	(42,156)
Analog Devices, Inc.	650	(23,640)
Applied Materials, Inc.	2,214	(22,871)
Boston Scientific Corp. (b)	2,666	(15,303)
C.R. Bard, Inc.	348	(33,822)
Cerner Corp. (b)	305	(23,778)
Cirrus Logic, Inc. (b)	694	(19,932)
Cognex Corp.	562	(19,664)
Concur Technologies, Inc. (b)	379	(23,441)
Corning, Inc.	2,102	(27,305)
Corporate Executive Board Co.	639	(23,221)
Covance, Inc. (b)	609	(28,258)
Cree, Inc. (b)	771	(19,329)
Cymer, Inc. (b)	486	(26,327)
Equinix, Inc. (b)	141	(22,998)
F5 Networks, Inc. (b)	287	(29,699)
Gartner, Inc. (b)	538	(21,886)
InterActiveCorp.	406	(18,237)
International Business Machines Corp.	261	(50,347)
Intuit, Inc.	544	(30,589)
KLA-Tencor Corp.	389	(17,828)
Laboratory Corp. of America Holdings (b)	164	(13,658)
LifePoint Hospitals, Inc. (b)	379	(13,955)
Liquidity Services, Inc. (b)	434	(27,728)
Millennial Media, Inc. (b)	1,309	(18,038)
National Instruments Corp.	1,034	(26,925)
Owens & Minor, Inc.	1,812	(51,588)
QUALCOMM, Inc.	320	(18,339)
Red Hat, Inc. (b)	781	(40,128)
Robert Half International, Inc.	785	(22,310)
SanDisk Corp. (b)	689	(22,530)
Seagate Technology PLC	1,139	(26,687)
Stryker Corp.	920	(47,334)
TripAdvisor, Inc. (b)	910	(39,021)
United Therapeutics Corp. (b)	912	(40,347)
Varian Medical Systems, Inc. (b)	572	(33,553)
VCA Antech, Inc. (b)	2,014	(43,382)
VeriSign, Inc.	1,153	(44,079)
Viropharma, Inc. (b)	1,917	(38,608)

112	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

VMware, Inc., Class A (b)	421	$(39,157)
Volcano Corp. (b)	1,112	(31,792)
Volterra Semiconductor Corp. (b)	837	(23,252)

		(1,266,657)

Total Common Stock (proceeds received—$1,813,536)		(1,726,150)

Exchange-Traded Funds—(8.8)%
United States—(8.8)%
Guggenheim S&P 500 Equal Weight Healthcare	200	(14,230)
Health Care Select Sector SPDR	4,864	(175,834)
iShares Nasdaq Biotechnology Index	1,800	(221,778)

Total Exchange-Traded Funds (proceeds received—$389,947)		(411,842)

Preferred Stock—(0.2)%
Germany—(0.2)%
Henkel AG & Co. KGaA (proceeds received—$11,534)	175	(11,433)

Total Securities Sold Short (proceeds received—$2,215,017)		(2,149,425)

Total Investments, net of securities sold short (cost—$2,538,683) (a)—46.0%		2,155,675

Other assets less other liabilities—54.0%		2,535,637

Net Assets—100.0%		$4,691,312

Notes to Schedule of Investments:

(a) Securities (net of securities sold short) with a net value of $1,210,428, representing 25.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fund pledged cash collateral of $2,179,986 for securities sold short.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipts

Allianz RCM China Equity Fund

	Shares	Value

COMMON STOCK—96.9%
China—83.1%
Bank of China Ltd., Class H	380,500	$145,135
Beijing Enterprises Holdings Ltd.	11,000	63,004
China Coal Energy Co., Ltd., Class H	41,000	37,922
China Construction Bank Corp., Class H	340,800	237,073
China Everbright International Ltd.	367,000	164,103
China Life Insurance Co., Ltd.,
Class H	60,500	142,260
China Mobile Ltd.	24,500	248,507
China National Materials Co., Ltd., Class H	123,000	40,723
China Oilfield Services Ltd., Class H	38,000	52,303
China Resources Land Ltd.	26,000	48,790
China Shenhua Energy Co., Ltd., Class H	20,500	71,954
China Telecom Corp. Ltd., Class H	254,000	116,597
China Unicom Hong Kong Ltd.	30,000	40,735
CNOOC Ltd.	113,000	203,217
Comba Telecom Systems Holdings Ltd.	141,600	63,859
CSR Corp. Ltd., Class H	99,000	75,861
Digital China Holdings Ltd.	98,000	158,232
Industrial & Commercial Bank of
China, Class H	358,335	218,647
Kunlun Energy Co., Ltd.	54,000	92,298
PetroChina Co., Ltd., Class H	58,000	73,140
Ping An Insurance Group Co., Class H	12,000	87,907
Poly Hong Kong Investments Ltd. (b)	96,000	46,627
Qingling Motors Co., Ltd., Class H	428,000	115,048
Sino-Ocean Land Holdings Ltd.	184,500	75,103
Tencent Holdings Ltd.	5,700	156,363
Tingyi Cayman Islands Holding Corp.	20,000	47,420
Yantai Changyu Pioneer Wine Co., Ltd., Class B	8,112	83,623
Yuexiu Transport Infrastructure Ltd.	124,000	58,506
Zhongsheng Group Holdings Ltd.	30,000	48,140
Zhuzhou CSR Times Electric Co., Ltd., Class H	28,700	82,969
ZTE Corp., Class H	19,160	38,112

		3,134,178

Hong Kong—13.8%
Aeon Stores Hong Kong Co., Ltd.	34,500	107,124
China Communications Construction Co., Ltd., Class H	43,000	40,265
CPMC Holdings Ltd.	226,000	137,936
Focus Media Holding Ltd. ADR	1,724	35,859
Natural Beauty Bio-Technology Ltd.	350,000	59,975
Sa Sa International Holdings Ltd.	130,000	73,935
Wynn Macau Ltd.	26,000	63,138

		518,232

Total Investments (cost—$4,172,717) (a)—96.9%		3,652,410

Value

Other assets less liabilities—3.1%	$117,427

Net Assets—100.0%	$3,769,837

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $3,449,452, representing 91.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	113

Schedules of Investments

May 31, 2012 (unaudited)

Allianz RCM Disciplined Equity Fund

	Shares	Value

COMMON STOCK—97.2%
Aerospace & Defense—5.7%
BE Aerospace, Inc. (a)	16,010	$693,553
Boeing Co.	27,763	1,932,583

		2,626,136

Beverages—1.7%
PepsiCo, Inc.	11,800	800,630

Biotechnology—3.9%
Amgen, Inc.	12,583	874,770
Celgene Corp. (a)	13,670	932,978

		1,807,748

Capital Markets—3.6%
Morgan Stanley	20,242	270,433
Northern Trust Corp.	18,669	806,128
SEI Investments Co.	32,420	580,642

		1,657,203

Chemicals—4.3%
Air Products & Chemicals, Inc.	8,697	687,411
Mosaic Co.	17,780	847,750
Rockwood Holdings, Inc. (a)	9,540	461,736

		1,996,897

Commercial Banks—5.1%
PNC Financial Services Group, Inc.	10,501	644,971
U.S. Bancorp	17,390	541,003
Wells Fargo & Co.	35,950	1,152,198

		2,338,172

Communications Equipment—3.4%
Brocade Communications Systems, Inc. (a)	74,488	346,369
QUALCOMM, Inc.	21,000	1,203,510

		1,549,879

Computers & Peripherals—4.6%
Apple, Inc. (a)	1,910	1,103,464
EMC Corp. (a)	43,300	1,032,705

		2,136,169

Diversified Telecommunication Services—4.6%
AT&T, Inc.	44,193	1,510,075
Verizon Communications, Inc.	14,672	610,942

		2,121,017

Electronic Equipment, Instruments & Components—1.9%
Corning, Inc.	58,000	753,420
FLIR Systems, Inc.	6,024	128,492

		881,912

Energy Equipment & Services—6.1%
Cameron International Corp. (a)	16,140	737,437
National-Oilwell Varco, Inc.	11,410	761,617
Schlumberger Ltd.	20,900	1,321,925

		2,820,979

Financial Services—1.4%
JPMorgan Chase & Co.	19,675	652,226

Food Products—2.1%
Archer-Daniels-Midland Co.	29,900	953,212

Health Care Equipment & Supplies—5.0%
Hologic, Inc. (a)	28,700	481,012
Medtronic, Inc.	2,540	93,573
St. Jude Medical, Inc.	14,941	574,033
Varian Medical Systems, Inc. (a)	20,007	1,173,611

		2,322,229

	Shares	Value

Household Products—2.1%
Procter & Gamble Co.	15,368	$957,273

Industrial Conglomerates—4.2%
General Electric Co.	101,100	1,929,999

Insurance—1.4%
MetLife, Inc.	21,290	621,881

Internet Software & Services—2.8%
Akamai Technologies, Inc. (a)	22,000	645,480
eBay, Inc. (a)	16,200	634,878

		1,280,358

Machinery—2.3%
Caterpillar, Inc.	12,248	1,073,170

Metals & Mining—2.9%
Cliffs Natural Resources, Inc.	7,200	344,016
Freeport-McMoRan Copper & Gold, Inc.	30,800	986,832

		1,330,848

Multiline Retail—1.6%
Target Corp.	12,900	747,039

Oil, Gas & Consumable Fuels—8.9%
Apache Corp.	4,350	354,003
Chevron Corp.	10,300	1,012,593
Exxon Mobil Corp.	23,200	1,824,216
Southwestern Energy Co. (a)	10,093	282,907
Williams Cos., Inc.	20,900	638,077

		4,111,796

Pharmaceuticals—5.8%
Abbott Laboratories	11,770	727,268
Johnson & Johnson	11,350	708,581
Pfizer, Inc.	56,000	1,224,720

		2,660,569

Semiconductors & Semiconductor Equipment—3.4%
Intel Corp.	47,300	1,222,232
Marvell Technology Group Ltd.	27,602	345,853

		1,568,085

Software—8.4%
Activision Blizzard, Inc.	41,010	481,457
Adobe Systems, Inc. (a)	36,831	1,143,603
Autodesk, Inc. (a)	21,419	685,836
Electronic Arts, Inc. (a)	26,500	360,930
Intuit, Inc.	11,400	641,022
Nuance Communications, Inc. (a)	26,000	537,940

		3,850,788

Total Common Stock (cost—$43,824,269)		44,796,215

	Principal Amount (000s)
Repurchase Agreements—2.8%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $1,292,000; collateralized by Freddie Mac, 3.00%, due 1/17/19, valued at $1,319,871 including accrued interest
(cost—$1,292,000)	$1,292	1,292,000

Total Investments (cost—$45,116,269)—100.0%		46,088,215

Value

Other assets less liabilities—0.0%	$4,630

Net Assets—100.0%	$46,092,845

Notes to Schedule of Investments:
(a) Non-income producing.

114	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

Allianz RCM Global Water Fund

	Shares	Value

COMMON STOCK—94.1%
Austria—4.8%
Andritz AG	95,776	$5,077,528

Brazil—3.2%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	47,866	3,337,696

China—0.8%
China Everbright International Ltd.	1,882,000	841,529

Finland—1.1%
Kemira Oyj	105,608	1,105,509

France—5.1%
Suez Environnement Co.	213,847	2,325,481
Veolia Environnement S.A.	265,464	3,058,887

		5,384,368

Hong Kong—1.8%
Beijing Enterprises Water Group Ltd. (c)	3,000,000	620,627
Fook Woo Group Holdings Ltd. (a)(c)	944,000	116,760
Guangdong Investment Ltd.	1,834,000	1,200,894

		1,938,281

Netherlands—2.8%
Aalberts Industries NV	125,000	2,010,553
Arcadis NV	43,214	898,826

		2,909,379

Sweden—4.1%
Alfa Laval AB	258,022	4,266,537

Switzerland—10.5%
Geberit AG (c)	46,492	9,043,910
Sulzer AG	17,000	2,037,806

		11,081,716

United Kingdom—24.1%
Halma PLC	415,324	2,509,211
Pennon Group PLC	539,540	6,101,488
RPS Group PLC	446,924	1,428,422
Severn Trent PLC	214,430	5,696,596
United Utilities Group PLC	952,192	9,657,958

		25,393,675

United States—35.8%
American Water Works Co., Inc.	250,084	8,555,374
Aqua America, Inc.	146,400	3,381,840
Danaher Corp.	140,415	7,297,367
Franklin Electric Co., Inc.	53,690	2,626,515
IDEX Corp.	97,054	3,855,955
Lindsay Corp.	12,522	696,849
Roper Industries, Inc.	11,339	1,147,734
Tetra Tech, Inc. (c)	95,424	2,384,646
Watts Water Technologies, Inc., Class A	84,568	2,794,972
Xylem, Inc.	194,214	4,919,441

		37,660,693

Total Common Stock (cost—$96,516,752)		98,996,911

	Principal Amount (000s)	Value

Repurchase Agreements—4.8%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $5,068,001; collateralized by Federal Home Loan Bank, 3.68%, due 2/27/32, valued at $5,172,713 including accrued interest
(cost—$5,068,000)	$5,068	$5,068,000

Total Investments (cost—$101,584,752) (b)—98.9%		104,064,911

Other assets less liabilities—1.1%		1,153,032

Net Assets—100.0%		$105,217,943

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $116,760, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $57,881,762, representing 55.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz RCM Redwood Fund

	Shares	Value

COMMON STOCK—79.7%
Aerospace & Defense—0.5%
Boeing Co. (a)	700	$48,727

Airlines—1.0%
United Continental Holdings, Inc. (a)(b)	4,000	100,680

Automobiles—2.7%
Ford Motor Co. (a)	24,700	260,832

Chemicals—1.7%
Potash Corp. of Saskatchewan, Inc. (a)	4,300	169,979

Communications Equipment—0.7%
Juniper Networks, Inc. (a)(b)	3,700	63,640

Computers & Peripherals—9.0%
Apple, Inc. (a)(b)	900	519,957
NetApp, Inc. (a)(b)	3,900	116,064
SanDisk Corp. (a)(b)	2,900	94,830
Western Digital Corp. (a)(b)	4,500	141,255

		872,106

Diversified Financial Services—1.5%
Citigroup, Inc. (a)	5,600	148,456

Diversified Telecommunication Services—2.2%
Verizon Communications, Inc. (a)	5,200	216,528

Energy Equipment & Services—5.8%
Cameron International Corp. (a)(b)	4,000	182,760
National-Oilwell Varco, Inc. (a)	3,100	206,925
Transocean Ltd. (a)	4,300	175,569

		565,254

Financial Services—1.0%
JPMorgan Chase & Co. (a)	2,800	92,820

Food & Staples Retailing—1.4%
Whole Foods Market, Inc. (a)	1,500	132,915

Health Care Equipment & Supplies—1.8%
Baxter International, Inc. (a)	3,400	172,108

Health Care Providers & Services—7.3%
Aetna, Inc. (a)	6,500	265,785
Express Scripts Holding Co. (a)(b)	3,600	187,884
HCA Holdings, Inc. (a)	9,700	252,103

		705,772

Hotels, Restaurants & Leisure—5.7%
Carnival Corp., UNIT (a)	5,600	179,704
Las Vegas Sands Corp. (a)	8,100	374,058

		553,762

Industrial Conglomerates—2.2%
Danaher Corp. (a)	4,100	213,077

Machinery—1.4%
Eaton Corp. (a)	3,200	136,512

Media—2.7%
CBS Corp., Class B (a)	8,400	268,128

Metals & Mining—3.2%
Freeport-McMoRan Copper & Gold, Inc. (a)	4,300	137,772
U.S. Steel Corp. (a)	8,400	170,520

		308,292

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	115

Schedules of Investments

May 31, 2012 (unaudited)

	Shares	Value

Oil, Gas & Consumable Fuels—5.3%
Consol Energy, Inc. (a)	2,900	$81,432
EOG Resources, Inc. (a)	1,400	139,020
Southwestern Energy Co. (a)(b)	5,100	142,953
Suncor Energy, Inc. (a)	5,700	153,843

		517,248

Paper & Forest Products—2.3%
International Paper Co. (a)	7,500	219,000

Personal Products—2.9%
Avon Products, Inc. (a)	5,300	87,715
Estee Lauder Cos., Inc., Class A (a)	3,600	194,940

		282,655

Road & Rail—1.9%
Hertz Global Holdings, Inc. (a)(b)	13,400	182,374

Semiconductors & Semiconductor Equipment—4.1%
Broadcom Corp., Class A (a)(b)	4,000	129,400
Intel Corp. (a)	4,800	124,032
Marvell Technology Group Ltd. (a)	11,900	149,107

		402,539

Software—4.7%
Citrix Systems, Inc. (a)(b)	2,100	153,468
Oracle Corp. (a)	11,300	299,111

		452,579

Specialty Retail—2.9%
Abercrombie & Fitch Co., Class A (a)	3,000	100,620
Guess?, Inc. (a)	3,900	103,896
Tiffany & Co. (a)	1,400	77,546

		282,062

Textiles, Apparel & Luxury Goods—3.8%
Coach, Inc. (a)	3,500	236,075
Deckers Outdoor Corp. (a)(b)	2,400	133,608

		369,683

Total Common Stock (cost—$8,107,257)		7,737,728

	Principal Amount (000s)
Repurchase Agreements—37.6%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $3,654,001; collateralized by Federal Home Loan Bank, 3.68%, due 2/27/32, valued at $3,729,638 including accrued interest
(cost—$3,654,000)	$3,654	3,654,000

	Contracts
OPTIONS PURCHASED (b)—0.2%
Put Options—0.2%
S&P 500 ETF Trust (CBOE), strike price $129, expires 8/18/12
(cost—$18,659)	38	16,644

Total Investments, before options written (cost—$11,779,916)—117.5%		11,408,372

	Contracts	Value

OPTIONS WRITTEN (b)—(17.4)%
Call Options—(14.9)%
Abercrombie & Fitch Co. (CBOE),
strike price $38, expires 1/19/13	30	$(10,950)
Aetna, Inc. (CBOE), strike price $40, expires 1/19/13	65	(31,200)
Apple, Inc. (CBOE), strike price $450, expires 1/19/13	9	(132,525)
Avon Products, Inc. (CBOE), strike price $15, expires 10/20/12	53	(13,780)
Baxter International, Inc. (CBOE),
strike price $50, expires 1/19/13	34	(12,665)
Boeing Co. (CBOE), strike price $55, expires 1/19/13	7	(11,445)
Broadcom Corp. (CBOE), strike price $30, expires 1/19/13	40	(20,400)
Cameron International Corp. (CBOE),
strike price $38, expires 1/19/13	40	(43,000)
Carnival Corp. (CBOE), strike price $30, expires 1/19/13	56	(23,520)
CBS Corp. (CBOE), strike price $20, expires 1/19/13	84	(102,060)
Citigroup, Inc. (CBOE), strike price $30, expires 1/19/13	56	(14,168)
Citrix Systems, Inc. (CBOE), strike price $55, expires 1/19/13	21	(45,990)
Coach, Inc. (CBOE), strike price $50, expires 1/19/13	35	(68,600)
Consol Energy, Inc. (CBOE), strike price $30, expires 1/19/13	29	(10,440)
Danaher Corp. (CBOE), strike price $40, expires 1/19/13	41	(53,710)
Deckers Outdoor Corp. (CBOE),
strike price $65, expires 1/19/13	24	(12,600)
Eaton Corp. (CBOE), strike price $37.50, expires 1/19/13	32	(23,520)
EOG Resources, Inc. (CBOE), strike price $85, expires 1/19/13	14	(28,000)
Estee Lauder Cos. (CBOE), strike price $48.75, expires 1/19/13	36	(30,780)
Express Scripts, Inc. (CBOE), strike price $42.50, expires 1/19/13	36	(42,930)
Ford Motor Co. (CBOE), strike price $11, expires 9/22/12	115	(6,555)
strike price $10, expires 1/19/13	132	(19,008)
Freeport-McMoRan Copper & Gold, Inc. (CBOE),
strike price $23, expires 1/19/13	43	(41,710)
Guess?, Inc. (CBOE), strike price $26, expires 6/16/12	39	(4,387)
HCA Holdings, Inc. (CBOE), strike price $23, expires 1/19/13	97	(48,985)

	Contracts	Value
Hertz Global Holdings, Inc. (CBOE),
strike price $11, expires 6/16/12	134	$(30,150)
Intel Corp. (CBOE), strike price $22.50, expires 1/19/13	48	(20,448)
International Paper Co. (CBOE),
strike price $25, expires 1/19/13	75	(42,937)
JPMorgan Chase & Co. (CBOE),
strike price $28, expires 1/19/13	28	(19,208)
Juniper Networks, Inc. (CBOE),
strike price $17.50, expires 1/19/13	37	(9,213)
Las Vegas Sands Corp. (CBOE),
strike price $38, expires 1/19/13	81	(85,455)
Marvell Technology Group Ltd. (CBOE),
strike price $12.50, expires 1/19/13	119	(19,278)
National-Oilwell Varco, Inc. (CBOE),
strike price $60, expires 8/18/12	31	(29,372)
NetApp, Inc. (CBOE), strike price $30, expires 1/19/13	39	(14,918)
Oracle Corp. (CBOE), strike price $22, expires 6/16/12	70	(32,200)
strike price $25, expires 1/19/13	43	(14,835)
Potash Corp. of Saskatchewan (CBOE),
strike price $40, expires 9/22/12	43	(12,513)
Sandisk Corp. (CBOE), strike price $29, expires 1/19/13	29	(20,735)
Southwestern Energy Co. (CBOE),
strike price $30, expires 6/16/12	51	(2,091)
Suncor Energy, Inc. (CBOE), strike price $28, expires 1/19/13	57	(16,872)
Tiffany & Co. (CBOE), strike price $50, expires 1/19/13	14	(13,020)
Transocean Ltd. (CBOE), strike price $35, expires 1/19/13	43	(40,528)
U.S. Steel Corp. (CBOE), strike price $21, expires 1/19/13	84	(28,980)
United Continental Holdings, Inc. (CBOE),
strike price $15, expires 1/19/13	40	(44,700)
Verizon Communications, Inc. (CBOE),
strike price $35, expires 1/19/13	52	(36,920)
Western Digital Corp. (CBOE), strike price $30, expires 1/19/13	45	(26,280)
Whole Foods Market, Inc. (CBOE),
strike price $72.50, expires 1/19/13	15	(30,375)

		(1,443,956)

Put Options—(2.5)%
Abbott Laboratories (CBOE), strike price $50, expires 8/18/12	49	(1,470)
American Express Co. (CBOE),
strike price $47, expires 1/19/13	76	(21,128)
Anadarko Petroleum Corp. (CBOE),
strike price $70, expires 8/18/12	42	(49,980)

116	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2012 (unaudited)

	Contracts	Value

Caterpillar, Inc. (CBOE), strike price $75, expires 1/19/13	33	$(19,140)
Google, Inc. (CBOE), strike price $500, expires 1/19/13	9	(24,390)
Groupon, Inc. (CBOE), strike price $13, expires 1/19/13	138	(73,140)
Hasbro, Inc. (CBOE), strike price $32.50, expires 1/19/13	47	(10,293)
Pfizer, Inc. (CBOE), strike price $17, expires 6/16/12	80	(160)
strike price $18, expires 6/16/12	80	(80)
QUALCOMM, Inc. (CBOE), strike price $40, expires 7/21/12	36	(504)
S&P 500 ETF Trust (CBOE), strike price $119, expires 8/18/12	38	(7,714)
St. Jude Medical, Inc. (CBOE), strike price $35, expires 10/20/12	43	(8,600)
Tempur Pedic International (CBOE),
strike price $55, expires 9/22/12	28	(31,360)

		(247,959)

Total Options Written (premiums received—$2,206,636)		(1,691,915)

Total Investments, net of options written (cost—$9,573,280)—100.1%		9,716,457

Other liabilities in excess of other assets—(0.1)%		(9,539)

Net Assets—100.0%		$9,706,918

Notes to Schedule of Investments:
(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

Glossary:
CBOE—Chicago Board Options Exchange

UNIT—More than one class of securities traded together

Allianz RCM Short Duration High Income Fund

	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES—80.3%
Apparel & Textiles—2.1%
Hanesbrands, Inc., FRN,
4.146%, 12/15/14	$1,012	$1,014,540

Auto Components—2.6%
American Axle & Manufacturing, Inc.,
5.25%, 2/11/14	792	821,700
7.875%, 3/1/17	405	417,656

		1,239,356

Chemicals—1.3%
NOVA Chemicals Corp., FRN,
3.855%, 11/15/13	625	626,563

Commercial Services—7.3%
ARAMARK Corp.,
8.50%, 2/1/15	1,000	1,025,010
Avis Budget Car Rental LLC,
7.75%, 5/15/16	820	844,600
Corrections Corp. of America,
6.75%, 1/31/14	32	32,160
Iron Mountain, Inc.,
6.625%, 1/1/16	860	862,150
National Money Mart Co.,
10.375%, 12/15/16	547	607,170
UR Financing Escrow Corp. (a)(c),
5.75%, 7/15/18	70	71,400

		3,442,490

Containers & Packaging—2.5%
Ball Corp.,
7.125%, 9/1/16	455	495,950
Crown Americas LLC,
7.625%, 5/15/17	195	211,575
Sealed Air Corp.,
7.875%, 6/15/17	450	488,250

		1,195,775

Electrical Equipment—1.2%
General Cable Corp., FRN,
2.843%, 4/1/15	602	565,880

Financial Services—12.1%
Ally Financial, Inc.,
4.50%, 2/11/14	1,250	1,250,000
CIT Group, Inc. (a)(c),
4.75%, 2/15/15	1,190	1,188,513
Ford Motor Credit Co. LLC,
3.875%, 1/15/15	1,300	1,355,106
International Lease Finance Corp.,
6.625%, 11/15/13	1,467	1,507,342
SLM Corp.,
5.00%, 4/15/15	175	175,735
5.375%, 5/15/14	250	257,980

		5,734,676

Food & Beverage—1.0%
Constellation Brands, Inc.,
8.375%, 12/15/14	73	83,129
Stater Bros. Holdings, Inc.,
7.75%, 4/15/15	376	385,870

		468,999

Healthcare & Hospitals—7.5%
Community Health Systems, Inc.,
8.875%, 7/15/15	679	697,248
Fresenius US Finance II, Inc. (a)(c),
9.00%, 7/15/15	495	568,013

	Principal Amount (000s)	Value

HCA, Inc.,
6.50%, 2/15/16	$775	$820,531
9.875%, 2/15/17	323	353,685
Health Management Associates, Inc.,
6.125%, 4/15/16	1,050	1,105,125

		3,544,602

Holding Companies—2.0%
Leucadia National Corp.,
8.125%, 9/15/15	860	965,350

Hotels/Gaming—4.1%
MGM Resorts International,
5.875%, 2/27/14	675	694,406
6.625%, 7/15/15	856	883,285
Wynn Las Vegas LLC,
7.875%, 11/1/17	350	383,250

		1,960,941

Leisure—1.1%
Royal Caribbean Cruises Ltd.,
7.00%, 6/15/13	250	260,000
7.25%, 6/15/16	230	248,400

		508,400

Machinery—0.7%
Case New Holland, Inc.,
7.75%, 9/1/13	300	320,250

Metals & Mining—3.5%
FMG Resources (August 2006) Pty Ltd. (a)(c),
7.00%, 11/1/15	930	934,650
Steel Dynamics, Inc.,
7.75%, 4/15/16	716	741,060

		1,675,710

Multi-Media—4.1%
Cequel Communications Holdings I LLC (a)(c),
8.625%, 11/15/17	575	608,781
DISH DBS Corp.,
6.625%, 10/1/14	65	69,063
7.00%, 10/1/13	175	185,062
Quebecor Media, Inc.,
7.75%, 3/15/16	1,047	1,078,410

		1,941,316

Oil & Gas—5.5%
Chesapeake Energy Corp.,
7.625%, 7/15/13	335	350,075
Newfield Exploration Co.,
6.625%, 4/15/16	1,037	1,062,925
Regency Energy Partners L.P.,
9.375%, 6/1/16	330	363,000
Targa Resources Partners L.P.,
8.25%, 7/1/16	775	809,875

		2,585,875

Pharmaceuticals—2.3%
Valeant Pharmaceuticals International (a)(c),
6.50%, 7/15/16	1,050	1,076,250

Real Estate Investment Trust—3.5%
Felcor Lodging L.P.,
10.00%, 10/1/14	584	668,680
Host Hotels & Resorts L.P.,
6.375%, 3/15/15	290	294,350
6.75%, 6/1/16	690	708,975

		1,672,005

Retail—1.7%
JC Penney Corp., Inc.,
6.875%, 10/15/15	150	152,812
Limited Brands, Inc.,
5.25%, 11/1/14	125	132,500

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	117

Schedules of Investments

May 31, 2012 (unaudited)

	Principal Amount (000s)	Value

Pantry, Inc.,
7.75%, 2/15/14	$425	$422,875
Penske Automotive Group, Inc.,
7.75%, 12/15/16	75	77,813

		786,000

Technology—1.6%
First Data Corp.,
9.875%, 9/24/15	750	748,125

Telecommunications—8.4%
CC Holdings GS V LLC (a)(c),
7.75%, 5/1/17	150	162,000
Cricket Communications, Inc.,
7.75%, 5/15/16	862	913,720
Crown Castle International Corp.,
9.00%, 1/15/15	420	458,850
Intelsat S.A.,
6.50%, 11/1/13	106	108,915
Nextel Communications, Inc.,
5.95%, 3/15/14	515	515,000
6.875%, 10/31/13	655	658,275
Qwest Communications International, Inc.,
8.00%, 10/1/15	255	269,382
SBA Telecommunications, Inc.,
8.00%, 8/15/16	850	911,625

		3,997,767

Utilities—4.2%
AES Corp.,
7.75%, 3/1/14	200	216,000
7.75%, 10/15/15	300	334,500
CMS Energy Corp.,
2.75%, 5/15/14	250	252,351
DPL, Inc. (a)(c),
6.50%, 10/15/16	430	460,100
Ipalco Enterprises, Inc. (a)(c),
7.25%, 4/1/16	300	327,000
Sabine Pass LNG L.P.,
7.50%, 11/30/16	385	409,063

		1,999,014

Total Corporate Bonds & Notes (cost—$37,709,594)		38,069,884

SENIOR LOANS (a)(b)—5.1%
Financial Services—1.0%
Capital Automotive L.P. Term B,
5.25%, 3/11/17	495	488,807

Technology—1.0%
First Data Corp., Term B1,
2.995%, 9/24/14	500	475,573

Telecommunications—3.1%
Asurion LLC,
5.50%, 5/24/18	994	981,622
Univision Communications, Inc.,
4.489%, 3/31/17	500	459,907

		1,441,529

Total Senior Loans (cost—$2,438,706)		2,405,909

CONVERTIBLE BONDS—4.7%
Containers & Packaging—2.8%
Owens-Brockway Glass Container, Inc. (a)(c),
3.00%, 6/1/15	1,400	1,331,750

Energy—1.9%
Alpha Appalachia Holdings, Inc.,
3.25%, 8/1/15	1,040	881,400

Total Convertible Bonds (cost—$2,315,759)		2,213,150

	Principal Amount (000s)	Value
SHORT-TERM INVESTMENTS—8.6%
Corporate Notes—2.0%
Commercial Services—0.1%
ARAMARK Corp.,
5.00%, 6/1/12	$63	$63,000

Financial Services—0.6%
International Lease Finance Corp.,
6.375%, 3/25/13	250	255,938

Healthcare & Hospitals—0.4%
HCA, Inc.,
6.25%, 2/15/13	195	199,875

Hotels/Gaming—0.9%
MGM Resorts International,
6.75%, 4/1/13	425	436,156

Total Corporate Notes (cost—$940,753)		954,969

Repurchase Agreements—6.6%
State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $3,152,001; collateralized by U.S. Treasury Notes, 0.875%, due 12/31/16, valued at $3,217,246 including accrued interest
(cost—$3,152,000)	3,152	3,152,000

Total Short-Term Investments (cost—$4,092,753)		4,106,969

Total Investments (cost—$46,556,812)—98.7%		46,795,912

Other assets less liabilities—1.3%		637,765

Net Assets—100.0%		$47,433,677

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $9,134,366, representing 19.3% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on May 31, 2012.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on May 31, 2012.
LIBOR—London Inter-Bank Offered Rate

118	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	119

Statements of Assets and Liabilities

May 31, 2012 (Unaudited)
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2025	AGI Solutions 2030

Assets:
Investments, at value	$899,415	$611,090	$292,417	$731,971
Investments in Affiliates, at value	8,867,408	6,044,820	2,868,392	7,201,443
Repurchase agreements, at value	—	—	—	—
Cash	66,591	48,493	22,207	84,210
Receivable for investments in Affiliates sold	—	—	—	—
Receivable for Fund shares sold	—	2,000	—	—
Dividends receivable from Affiliates	3,295	1,633	467	—
Receivable from Investment Manager	1,452	1,334	545	2,137
Prepaid expenses	—	—	—	—
Total Assets	9,838,161	6,709,370	3,184,028	8,019,761

Liabilities:
Payable for investments in Affiliates purchased	—	—	—	—
Payable for Fund shares redeemed	—	—	—	—
Administrative fees payable	1,438	777	277	968
Distribution fees payable	1,437	572	14	525
Servicing fees payable	758	256	5	348
Accrued expenses	24,203	6,021	—	11,276
Total Liabilities	27,836	7,626	296	13,117
Net Assets	$9,810,325	$6,701,744	$3,183,732	$8,006,644

Net Assets Consist of:
Shares of beneficial interest: Par value ($0.00001 per share)	$5	$4	$2	$4
Paid-in-capital in excess of par	9,232,217	6,148,549	3,069,564	7,472,793
Undistributed (dividends in excess of) net investment income	34,397	32,338	30,294	46,573
Accumulated net realized gain (loss)	(193,741)	9,325	32,948	34,300
Net unrealized appreciation of investments	737,447	511,528	50,924	452,974
Net Assets	$9,810,325	$6,701,744	$3,183,732	$8,006,644

Cost of Investments	$843,323	$572,878	$283,749	$712,284
Cost of Investments in Affiliates	$8,186,053	$5,571,504	$2,826,136	$6,768,156
Cost of Repurchase Agreements	$—	$—	$—	$—

Net Assets:
Class A	$1,127,713	$352,544	$10,454	$582,391
Class B	—	—	—	—
Class C	2,141,309	715,510	—	616,205
Class D	335,019	122,553	—	412,964
Class R	14,239	14,306	10,438	14,898
Class P	36,444	30,091	10,468	15,151
Institutional Class	6,141,204	5,452,277	3,141,915	6,349,973
Administrative Class	14,397	14,463	10,457	15,062

Shares Issued and Outstanding:
Class A	61,312	19,622	673	31,586
Class B	—	—	—	—
Class C	118,235	40,420	—	33,753
Class D	18,211	6,811	—	22,342
Class R	774	795	672	805
Class P	1,971	1,664	674	814
Institutional Class	331,914	301,298	201,938	340,984
Administrative Class	780	801	673	811

Net Asset Value and Redemption Price Per Share:*
Class A	$18.39	$17.97	$15.53	$18.44
Class B	—	—	—	—
Class C	18.11	17.70	—	18.26
Class D	18.40	18.00	—	18.48
Class R	18.39	17.99	15.51	18.51
Class P	18.49	18.08	15.55	18.61
Institutional Class	18.50	18.10	15.56	18.62
Administrative Class	18.46	18.06	15.54	18.58
*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

120	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

AGI Solutions 2035	AGI Solutions 2040	AGI Solutions 2045	AGI Solutions 2050	AGI Solutions 2055	AGI Solutions Global Allocation	AGI Solutions Global Growth Allocation	AGI Solutions Retirement Income

$239,999	$544,666	$273,951	$443,166	$240,525	$13,229,684	$607,626	$1,698,303
2,932,362	5,791,269	2,907,122	5,396,200	2,928,205	189,925,467	6,046,634	16,637,612
—	—	—	—	—	669,000	—	149,000
22,495	52,522	22,663	52,274	22,618	244	47,781	19
—	—	—	—	—	185,001	—	—
—	—	—	190	—	14,366	—	57,715
—	—	—	—	—	31,496	—	6,304
773	2,203	865	2,091	890	14,784	19,395	3,682
—	—	—	—	—	44,818	48,768	—
3,195,629	6,390,660	3,204,601	5,893,921	3,192,238	204,114,860	6,770,204	18,552,635

—	—	—	—	—	450,018	—	—
—	—	—	23,863	—	922,806	—	7,485
281	657	285	572	283	—	—	3,761
15	190	16	158	15	51,290	865	4,678
5	139	7	73	4	32,221	465	2,735
—	16,470	—	22,465	—	201,064	72,132	33
301	17,456	308	47,131	302	1,657,399	73,462	18,692
$3,195,328	$6,373,204	$3,204,293	$5,846,790	$3,191,936	$202,457,461	$6,696,742	$18,533,943

$2	$3	$2	$3	$2	$196	$3	$10
3,075,795	5,987,142	3,099,276	5,470,313	3,085,456	213,752,000	6,187,573	17,816,775
28,047	40,315	25,352	36,910	24,043	(1,084,421)	18,911	(155,717)
34,400	17,577	30,994	7,143	31,923	(23,014,675)	6,688	(39,415)
57,084	328,167	48,669	332,421	50,512	12,804,361	483,567	912,290
$3,195,328	$6,373,204	$3,204,293	$5,846,790	$3,191,936	$202,457,461	$6,696,742	$18,533,943

$230,855	$530,794	$263,303	$429,482	$228,977	$12,902,354	$590,437	$1,622,038
$2,884,422	$5,476,974	$2,869,101	$5,077,463	$2,889,241	$177,448,436	$5,580,256	$15,801,587
$—	$—	$—	$—	$—	$669,000	$—	$149,000

$10,492	$195,353	$19,569	$76,271	$10,480	$69,929,180	$916,285	$4,550,051
—	—	—	—	—	6,111,169	—	—
—	102,901	—	50,891	—	71,674,804	1,132,289	7,220,757
—	325,848	—	190,845	—	116,874	56,802	1,120,397
10,476	15,258	14,610	17,170	10,907	13,786	36,871	18,036
10,506	15,498	10,490	15,502	10,494	1,100,936	15,294	14,350
3,153,354	5,702,939	3,148,389	5,480,700	3,149,573	51,946,578	4,523,978	5,596,086
10,500	15,407	11,235	15,411	10,482	1,564,134	15,223	14,266

675	10,776	1,263	4,275	676	6,798,678	45,582	248,692
—	—	—	—	—	583,920	—	—
—	5,706	—	2,872	—	6,893,462	56,973	398,975
—	18,039	—	10,683	—	11,394	2,832	60,971
673	843	945	962	705	1,346	1,844	959
675	852	676	863	676	107,024	760	775
202,324	313,125	202,878	304,817	202,906	5,095,463	224,793	307,855
675	848	725	859	676	148,941	758	772

$15.56	$18.13	$15.49	$17.84	$15.50	$10.29	$20.10	$18.30
—	—	—	—	—	10.47	—	—
—	18.03	—	17.72	—	10.40	19.87	18.10
—	18.06	—	17.86	—	10.26	20.06	18.38
15.54	18.09	15.47	17.85	15.47	10.24	19.99	18.80
15.58	18.20	15.51	17.97	15.52	10.29	20.11	18.52
15.59	18.21	15.52	17.98	15.52	10.19	20.13	18.18
15.56	18.17	15.49	17.94	15.50	10.50	20.09	18.49

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	121

Statements of Assets and Liabilities  (Cont.)

May 31, 2012 (Unaudited)
	AGIC Convertible	AGIC Focused Opportunity	AGIC Global Managed Volatility	AGIC High Yield Bond

Assets:
Investments, at value	$785,522,120	$3,393,278	$11,874,964	$258,781,683
Repurchase agreements, at value	29,582,000	—	—	9,082,000
Cash	1,073,806	33,468	—	448
Foreign currency, at value	—	—	26,870	—
Receivable for investments sold	—	100,636	305,556	—
Receivable for Fund shares sold	1,543,098	—	—	1,469,927
Dividends and interest receivable (net of foreign taxes)	4,995,650	381	68,450	4,750,822
Unrealized appreciation of forward foreign currency contracts	—	—	—	—
Tax reclaim receivable	—	—	4,518	—
Receivable from Investment Manager	—	9,893	14,808	—
Receivable for variation margin on futures contracts	—	—	—	—
Deposits with brokers for securities sold short collateral	—	—	—	—
Prepaid expenses and other assets	55,714	15,077	4,859	50,694
Total Assets	822,772,388	3,552,733	12,300,025	274,135,574

Liabilities:
Payable for investments purchased	6,543,411	71,473	—	3,500,310
Securities sold short, at value	—	—	—	—
Payable to custodian for cash overdraft	—	—	127,968	—
Payable for Fund shares redeemed	1,231,125	—	—	135,604
Dividends payable on securities sold short	—	—	—	—
Investment management fees payable	390,268	—	—	109,512
Distribution fees payable	38,523	—	7	15,703
Servicing fees payable	31,219	40	7	31,137
Payable for securities sold short expenses	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	—
Accrued expenses	281,154	54,159	44,254	51,547
Total Liabilities	8,515,700	125,672	172,236	3,843,813
Net Assets	$814,256,688	$3,427,061	$12,127,789	$270,291,761

Net Assets Consist of:
Shares of beneficial interest: Par value ($0.00001 per share)	$309	$3	$8	$278
Paid-in-capital in excess of par	806,639,371	4,392,880	12,043,881	267,318,645
Undistributed (dividends in excess of) net investment income	(2,114,006)	(19,482)	169,702	(45,895)
Accumulated net realized gain (loss)	(23,822,485)	(268,601)	88,141	(222,823)
Net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency transactions	33,553,499	(677,739)	(173,943)	3,241,556
Net Assets	$814,256,688	$3,427,061	$12,127,789	$270,291,761

Cost of Investments	$751,968,621	$4,071,017	$12,049,282	$255,540,127
Cost of Repurchase Agreements	$29,582,000	$—	$—	$9,082,000
Cost of Foreign Currency	$—	$—	$27,882	$—
Proceeds Received from Securities Sold Short	$—	$—	$—	$—

Net Assets:
Class A	$79,861,351	$173,304	$10,203	$97,094,531
Class C	29,408,085	—	10,169	24,974,631
Class D	31,598,315	—	10,203	24,235,032
Class R	171,247	—	—	1,749,948
Class P	42,508,575	—	10,215	21,363,157
Institutional Class	628,787,955	3,253,757	12,086,999	100,862,497
Administrative Class	1,921,160	—	—	11,965

Shares Issued and Outstanding:
Class A	3,019,859	14,349	666	9,843,872
Class C	1,110,641	—	667	2,534,096
Class D	1,196,454	—	667	2,516,465
Class R	6,487	—	—	182,184
Class P	1,611,617	—	667	2,226,595
Institutional Class	23,872,542	267,693	788,712	10,482,898
Administrative Class	72,849	—	—	1,248

Net Asset Value and Redemption Price Per Share:*
Class A	$26.45	$12.08	$15.30	$9.86
Class C	26.48	—	15.25	9.86
Class D	26.41	—	15.30	9.63
Class R	26.40	—	—	9.61
Class P	26.38	—	15.32	9.59
Institutional Class	26.34	12.15	15.32	9.62
Administrative Class	26.37	—	—	9.59
*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

122	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

AGIC International Growth Opportunities	AGIC Micro Cap	AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	F&T Behavioral Advantage Large Cap	NFJ Global Dividend Value	NFJ International Value II	RCM All Alpha

$111,534,082	$45,157,995	$12,741,226	$19,231,430	$12,501,705	$40,291,002	$2,895,610	$3,563,100
3,663,000	1,277,000	462,000	490,000	—	1,141,000	—	742,000
29,660	564	14,638	88	29,830	—	9,541	311
93,909	—	—	—	—	41,245	30,479	99,193
—	998,727	244,525	86,984	—	—	—	458,546
47,602	17,840	158,021	65,404	52,421	77,946	—	—
368,921	4,726	4,718	8,950	31,244	307,984	28,663	13,016
—	—	—	—	—	—	—	245
72,691	—	—	—	28	8,383	1,552	177
—	—	—	2,709	13,068	—	13,309	19,986
—	—	—	—	—	—	—	14,062
—	—	—	—	—	—	—	2,179,986
49,893	24,581	25,529	38,613	12,882	42,574	7,912	25,400
115,859,758	47,481,433	13,650,657	19,924,178	12,641,178	41,910,134	2,987,066	7,116,022

—	230,736	195,921	23,546	—	276,011	—	213,278
—	—	—	—	—	—	—	2,149,425
—	—	—	—	—	459	—	—
27,865	10,626	3,233	161	—	126,602	—	—
—	—	—	—	—	—	—	1,705
81,793	43,609	7,557	—	—	9,515	—	—
372	—	—	144	9	2,194	6	30
1,314	13	341	300	8	1,900	7	25
—	—	—	—	—	—	—	2,442
—	—	—	—	—	—	—	17
215,673	69,068	40,837	52,631	45,366	78,985	46,860	57,788
327,017	354,052	247,889	76,782	45,383	495,666	46,873	2,424,710
$115,532,741	$47,127,381	$13,402,768	$19,847,396	$12,595,795	$41,414,468	$2,940,193	$4,691,312

$40	$44	$9	$16	$7	$25	$2	$4
124,711,502	51,858,035	12,381,660	17,609,032	10,819,340	45,778,124	3,045,997	5,525,287
2,021,550	(314,349)	(103,125)	(64,726)	90,350	516,378	47,144	(32,246)
(22,547,803)	(10,541,376)	(282,272)	10,423	758,146	(149,658)	48,846	(411,681)
11,347,452	6,125,027	1,406,496	2,292,651	927,952	(4,730,401)	(201,796)	(390,052)
$115,532,741	$47,127,381	$13,402,768	$19,847,396	$12,595,795	$41,414,468	$2,940,193	$4,691,312

$100,189,086	$39,032,968	$11,334,730	$16,938,779	$11,573,753	$45,018,306	$3,096,772	$4,011,700
$3,663,000	$1,277,000	$462,000	$490,000	$—	$1,141,000	$—	$742,000
$94,152	$—	$—	$—	$—	$42,974	$31,014	$99,204
$—	$—	$—	$—	$—	$—	$—	$2,215,017

$4,331,774	$98,006	$1,851,055	$1,124,086	$15,146	$4,579,499	$9,655	$40,849
499,829	—	—	204,761	14,022	3,177,640	9,619	42,488
106,078	—	—	31,334	11,780	495,710	9,655	9,088
10,365	—	—	9,720	—	—	—	—
29,243,647	381,231	263,793	18,935	11,777	971,032	9,667	9,114
81,330,633	46,648,144	11,287,920	18,458,560	12,543,070	32,190,587	2,901,597	4,589,773
10,415	—	—	—	—	—	—	—

149,616	9,232	130,242	90,743	862	275,402	667	3,232
17,516	—	—	16,703	801	193,106	667	3,393
3,662	—	—	2,529	671	29,566	668	720
359	—	—	787	—	—	—	—
1,025,268	35,959	18,575	1,522	669	58,054	668	720
2,777,180	4,390,221	792,732	1,481,670	712,698	1,942,950	200,368	361,629
359	—	—	—	—	—	—	—

$28.95	$10.62	$14.21	$12.39	$17.57	$16.63	$14.46	$12.64
28.54	—	—	12.26	17.51	16.46	14.43	12.52
28.97	—	—	12.39	17.57	16.77	14.46	12.63
28.88	—	—	12.35	—	—	—	—
28.52	10.60	14.20	12.44	17.59	16.73	14.48	12.67
29.29	10.63	14.24	12.46	17.60	16.57	14.48	12.69
28.97	—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	123

Statements of Assets and Liabilities  (Cont.)

May 31, 2012 (Unaudited)
	RCM China Equity	RCM Disciplined Equity	RCM Global Water	RCM Redwood	RCM Short Duration High Income

Assets:
Investments, at value	$3,652,410	$44,796,215	$98,996,911	$7,754,372	$43,643,912
Repurchase agreements, at value	—	1,292,000	5,068,000	3,654,000	3,152,000
Cash	95,198	858	405	8,293	102
Foreign currency, at value	—	—	629,760	—	—
Receivable for investments sold	69,284	18,668	127,985	—	—
Receivable for Fund shares sold	100	18,609	229,637	—	737,887
Dividends and interest receivable (net of foreign taxes)	25,964	110,289	448,672	10,145	692,309
Tax reclaim receivable	—	—	88,742	—	—
Receivable from Investment Manager	14,563	—	—	7,232	—
Prepaid expenses	42,991	37,611	35,355	31,079	16,655
Total Assets	3,900,510	46,274,250	105,625,467	11,465,121	48,242,865

Liabilities:
Payable for investments purchased	73,502	82,770	16	—	723,503
Options written, at value	—	—	—	1,691,915	—
Payable for Fund shares redeemed	—	3,217	59,883	—	37,692
Investment management fees payable	—	6,049	86,122	—	8,744
Distribution fees payable	59	794	15,642	24	3,225
Servicing fees payable	134	1,917	17,995	400	3,141
Accrued expenses	56,978	86,658	227,866	65,864	32,883
Total Liabilities	130,673	181,405	407,524	1,758,203	809,188
Net Assets	$3,769,837	$46,092,845	$105,217,943	$9,706,918	$47,433,677

Net Assets Consist of:
Shares of beneficial interest: Par value ($0.00001 per share)	$3	$30	$114	$7	$30
Paid-in-capital in excess of par	4,408,228	44,722,612	118,227,000	10,040,428	47,112,260
Undistributed (dividends in excess of) net investment income	(548)	226,201	656,646	(12,272)	28,930
Accumulated net realized gain (loss)	(117,522)	172,056	(16,115,452)	(464,424)	53,357
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	(520,324)	971,946	2,449,635	143,179	239,100
Net Assets	$3,769,837	$46,092,845	$105,217,943	$9,706,918	$47,433,677

Cost of Investments	$4,172,717	$43,824,269	$96,516,752	$8,125,916	$43,404,812
Cost of Repurchase Agreements	$—	$1,292,000	$5,068,000	$3,654,000	$3,152,000
Cost of Foreign Currency	$—	$—	$651,245	$—	$—
Premiums Received for Options Written	$—	$—	$—	$2,206,636	$—

Net Assets:
Class A	$170,211	$7,241,065	$58,957,006	$1,729,919	$9,079,028
Class C	89,692	1,196,331	23,843,784	33,354	5,357,587
Class D	353,369	351,069	4,304,387	162,044	1,455,877
Class P	22,873	36,086	16,277,294	133,023	3,397,998
Institutional Class	3,133,692	37,268,294	1,835,472	7,648,578	28,143,187

Shares Issued and Outstanding:
Class A	12,811	475,683	6,362,596	118,289	581,592
Class C	6,790	79,603	2,624,038	2,306	343,704
Class D	26,340	22,693	465,004	11,078	93,310
Class P	1,723	2,350	1,750,944	9,064	217,691
Institutional Class	235,646	2,429,815	198,617	520,458	1,801,872

Net Asset Value and Redemption Price Per Share:*
Class A	$13.29	$15.22	$9.27	$14.62	$15.61
Class C	13.21	15.03	9.09	14.47	15.59
Class D	13.42	15.47	9.26	14.63	15.60
Class P	13.28	15.35	9.30	14.68	15.61
Institutional Class	13.30	15.34	9.24	14.70	15.62
*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

124	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	125

Statements of Operations

Periods ended May 31, 2012 (Unaudited)
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2025*	AGI Solutions 2030	AGI Solutions 2035*

Investment Income:
Interest	$—	$—	$—	$1	$—
Dividends, net of foreign withholding taxes	11,324	7,626	3,674	9,655	3,867
Dividends from investments in Affiliates	169,973	115,111	54,826	147,343	57,408
Contribution from Investment Manager (see Note 6)	610	1,340	1,416	4,069	2,611
Total Income	181,907	124,077	59,916	161,068	63,886

Expenses:
Investment management fees	2,486	1,652	717	1,982	734
Administration fees	8,794	4,516	1,458	5,609	1,492
Distribution and/or servicing fees — Administrative Class	18	18	12	19	12
Distribution fees — Class B	—	—	—	—	—
Distribution fees — Class C	8,044	2,664	—	2,464	—
Distribution fees — Class R	18	18	12	19	12
Administrative servicing fees — Class P	—	—	—	—	—
Servicing fees — Class A	1,661	434	12	695	12
Servicing fees — Class B	—	—	—	—	—
Servicing fees — Class C	2,681	888	—	821	—
Servicing fees — Class D	407	160	—	510	—
Servicing fees — Class R	18	18	12	19	12
Sub-transfer agent fees — Class A	—	—	—	—	—
Sub-transfer agent fees — Class B	—	—	—	—	—
Sub-transfer agent fees — Class C	—	—	—	—	—
Sub-transfer agent fees — Class D	—	—	—	—	—
Sub-transfer agent fees — Class P	—	—	—	—	—
Sub-transfer agent fees — Institutional Class	—	—	—	—	—
Sub-transfer agent fees — Administrative Class	—	—	—	—	—
Legal fees	—	—	—	—	—
Trustees’ fees	—	—	—	—	—
Audit and tax service fees	—	—	—	—	—
Registration fees	—	—	—	—	—
Custodian and accounting agent fees	—	—	—	—	—
Shareholder communications expense	—	—	—	—	—
Transfer agent fees	—	—	—	—	—
Organizational expenses	—	—	10,773	—	10,773
Miscellaneous expenses	—	—	—	—	—
Total Expenses	24,127	10,368	12,996	12,138	13,047
Less: Fee Waiver/Reimbursement from Investment Manager	(8,618)	(5,486)	(12,940)	(7,217)	(13,000)
Net Expenses	15,509	4,882	56	4,921	47
Net Investment Income	166,398	119,195	59,860	156,147	63,839

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,178	2,708	5,430	1,836	3,341
Investments in Affiliates	6,223	(38,410)	24,721	(33,232)	27,837
Net capital gain distributions received from underlying Affiliated funds	127,361	79,372	2,797	79,927	3,222
Net change in unrealized appreciation/depreciation of:
Investments	26,516	19,876	8,668	21,127	9,144
Investments in Affiliates	26,927	41,605	42,256	(28,986)	47,940
Net Realized and Change in Unrealized Gain (Loss)	190,205	105,151	83,872	40,672	91,484
Net Increase in Net Assets Resulting from Investment Operations	$356,603	$224,346	$143,732	$196,819	$155,323
*	Commencement of operations, December 19, 2011.

126	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

AGI Solutions 2040	AGI Solutions 2045*	AGI Solutions 2050	AGI Solutions 2055*	AGI Solutions Global Allocation	AGI Solutions Global Growth Allocation	AGI Solutions Retirement Income

$—	$—	$—	$—	$17	$—	$8
9,036	4,262	7,329	3,458	236,408	10,630	19,674
108,197	62,528	111,452	62,367	3,323,917	109,442	291,192
5,419	3,083	6,531	3,245	—	—	809
122,652	69,873	125,312	69,070	3,560,342	120,072	311,683

1,578	743	1,516	746	908,470	30,201	4,505
3,749	1,515	3,401	1,516	—	—	21,617
20	13	20	12	2,065	20	18
—	—	—	—	29,270	—	—
370	—	192	—	287,543	4,641	25,863
20	14	22	13	18	49	22
—	—	—	—	765	8	—
228	16	107	12	92,662	1,320	5,932
—	—	—	—	9,757	—	—
123	—	64	—	95,848	1,547	8,621
360	—	259	—	175	50	1,174
20	14	22	13	18	49	22
—	—	—	—	10,722	1,757	—
—	—	—	—	8	—	—
—	—	—	—	10,534	1,041	—
—	—	—	—	21	12	—
—	—	—	—	1,629	—	—
—	—	—	—	7,680	2,346	—
—	—	—	—	247	—	—
—	—	—	—	24,717	8,129	—
—	—	—	—	30,466	1,247	—
—	—	—	—	21,421	13,685	—
—	—	—	—	30,790	28,485	—
—	—	—	—	25,447	30,097	—
—	—	—	—	27,213	576	—
—	—	—	—	41,490	3,826	—
—	10,773	—	10,773	—	—	—
—	—	—	—	6,415	2,759	—
6,468	13,088	5,603	13,085	1,665,391	131,845	67,774
(5,300)	(13,039)	(4,960)	(13,043)	(959,749)	(119,000)	(18,074)
1,168	49	643	42	705,642	12,845	49,700
121,484	69,824	124,669	69,028	2,854,700	107,227	261,983

(1,324)	3,548	290	3,776	40,869	(120)	3,429
(41,966)	23,495	(66,369)	23,844	3,356,919	(55,301)	(72,804)
63,130	3,951	64,240	4,303	1,865,037	79,467	221,075

24,624	10,648	25,016	11,548	484,553	30,621	46,159
(87,580)	38,021	(96,640)	38,964	(4,690,299)	(94,769)	151,957
(43,116)	79,663	(73,463)	82,435	1,057,079	(40,102)	349,816
$78,368	$149,487	$51,206	$151,463	$3,911,779	$67,125	$611,799

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	127

Statements of Operations  (Cont.)

Periods ended May 31, 2012 (Unaudited)
	AGIC Convertible	AGIC Focused Opportunity	AGIC Global Managed Volatility (1)	AGIC High Yield Bond	AGIC International Growth Opportunities

Investment Income:
Interest	$8,141,473	$1	$26	$9,321,238	$162
Dividends, net of foreign withholding taxes	2,735,204	1,740	200,296	—	1,555,870
Miscellaneous income	132,018	—	—	191,100	—
Total Income	11,008,695	1,741	200,322	9,512,338	1,556,032

Expenses:
Investment management fees	2,154,233	15,084	20,355	552,401	636,652
Distribution and/or servicing fees — Administrative Class	2,251	—	—	15	167
Distribution fees — Class C	109,849	—	35	73,610	1,918
Distribution fees — Class R	142	—	—	1,000	14
Administrative servicing fees — Class P	19,526	—	5	9,018	16,010
Servicing fees — Class A	93,747	344	11	107,664	5,718
Servicing fees — Class C	36,616	—	11	24,537	639
Servicing fees — Class D	44,806	—	11	28,560	1,810
Servicing fees — Class R	142	—	—	1,000	14
Sub-transfer agent fees — Class A	19,596	491	—	935	642
Sub-transfer agent fees — Class C	6,060	—	—	383	616
Sub-transfer agent fees — Class D	11,443	—	—	421	3,027
Sub-transfer agent fees — Class R	20	—	—	15	—
Sub-transfer agent fees — Class P	9,583	—	—	39	20,108
Sub-transfer agent fees — Institutional Class	11	491	—	23	3,557
Sub-transfer agent fees — Administrative Class	2	—	—	—	—
Legal fees	37,354	7,428	9,198	8,730	9,807
Dividends on securities sold short	—	—	—	—	—
Trustees’ fees	95,630	519	2,671	14,516	18,937
Audit and tax service fees	28,400	12,989	12,986	19,521	15,733
Registration fees	45,153	13,386	3,038	38,070	35,193
Custodian and accounting agent fees	58,241	30,358	56,865	37,178	92,074
Interest expense	—	—	—	—	—
Shareholder communications expense	58,633	6,556	3,691	5,857	7,966
Transfer agent fees	26,425	961	3,013	7,975	7,070
Organizational expenses	—	—	18,014	—	—
Securities sold short expenses	—	—	—	—	—
Miscellaneous expenses	18,053	1,525	3,681	4,086	5,967
Total Expenses	2,875,916	90,132	133,585	935,554	883,639
Less: Fee Waiver/Reimbursement from Investment Manager	(2,517)	(68,909)	(102,965)	—	(90,912)
Net Expenses	2,873,399	21,223	30,620	935,554	792,727
Net Investment Income (Loss)	8,135,296	(19,482)	169,702	8,576,784	763,305

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(19,686,589)	(157,532)	92,298	14,338	(2,152,798)
Securities sold short	—	—	—	—	—
Foreign currency transactions	—	—	(4,157)	—	6,590
Futures contracts	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	18,746,306	(279,158)	(174,318)	5,180,883	5,209,805
Securities sold short	—	—	—	—	—
Foreign currency transactions	—	—	375	—	284
Futures contracts	—	—	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	(940,283)	(436,690)	(85,802)	5,195,221	3,063,881
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$7,195,013	$(456,172)	$83,900	$13,772,005	$3,827,186
(1)	Commencement of operations, December 19, 2011.
(2)	Commencement of operations, December 1, 2011.

128	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

AGIC Micro Cap	AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	F&T Behavioral Advantage Large Cap	NFJ Global Dividend Value	NFJ International Value II (2)	RCM All Alpha

$68	$19	$36	$1	$45	$4	$43
67,914	23,268	49,820	136,636	1,090,801	68,162	38,083
—	—	—	—	—	—	—
67,982	23,287	49,856	136,637	1,090,846	68,166	38,126

310,128	87,561	94,387	24,257	162,991	12,569	31,533
—	—	—	—	—	—	—
—	—	757	46	12,800	39	661
—	—	13	—	—	—	—
196	130	8	5	450	5	5
31	607	1,318	14	7,349	13	80
—	—	252	15	4,267	13	220
—	—	60	14	881	13	41
—	—	13	—	—	—	—
—	—	128	—	1,183	—	366
—	—	22	—	886	—	433
—	—	4	—	11,044	—	5
—	—	2	—	—	—	—
23	55	11	—	3	—	360
11,042	3,011	1,096	—	4,141	—	366
—	—	—	—	—	—	—
10,561	7,957	8,415	9,625	5,961	9,631	3,971
—	—	—	—	—	—	15,480
6,400	1,426	3,004	1,139	4,529	2,849	715
15,489	12,908	12,912	12,893	13,558	13,580	12,764
19,295	20,943	31,837	11,459	19,667	6,603	31,933
30,840	29,802	45,170	51,062	48,909	51,327	71,058
—	—	—	—	—	—	273
5,034	3,120	10,119	2,625	4,810	1,817	1,607
2,616	1,256	4,044	2,490	4,491	3,224	2,175
—	—	—	—	—	27,079	—
—	—	—	—	—	—	14,819
3,149	2,108	2,083	2,180	3,441	2,516	5,228
414,804	170,884	215,655	117,824	311,361	131,278	194,093
(32,473)	(44,471)	(91,991)	(84,356)	(66,480)	(116,255)	(123,854)
382,331	126,413	123,664	33,468	244,881	15,023	70,239
(314,349)	(103,126)	(73,808)	103,169	845,965	53,143	(32,113)

783,476	(13,352)	407,808	756,159	(3,079)	47,457	127,100
—	—	—	—	—	—	(274,380)
—	—	—	—	(2,382)	1,389	(1,446)
—	—	—	—	—	—	(81,157)

1,425,475	864,816	(150,430)	256,300	(2,633,940)	(201,162)	(93,215)
—	—	—	—	—	—	84,755
—	—	—	—	(2,700)	(634)	(479)
—	—	—	—	—	—	(11,807)
2,208,951	851,464	257,378	1,012,459	(2,642,101)	(152,950)	(250,629)

$1,894,602	$748,338	$183,570	$1,115,628	$(1,796,136)	$(99,807)	$(282,742)

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	129

Statements of Operations  (Cont.)

Six Months ended May 31, 2012 (Unaudited)
	RCM China Equity	RCM Disciplined Equity	RCM Global Water	RCM Redwood	RCM Short Duration High Income

Investment Income:
Interest	$4	$39	$228	$150	$820,271
Dividends, net of foreign withholding taxes	35,289	451,872	1,523,855	77,640	—
Miscellaneous income	—	—	—	—	33,178
Total Income	35,293	451,911	1,524,083	77,790	853,449

Expenses:
Investment management fees	22,545	157,010	427,358	49,199	74,909
Distribution fees — Class C	391	4,611	86,335	148	14,939
Administrative servicing fees — Class P	42	16	9,198	77	662
Servicing fees — Class A	241	8,407	52,944	1,893	6,101
Servicing fees — Class C	130	1,537	28,778	49	4,980
Servicing fees — Class D	485	331	5,783	326	1,031
Sub-transfer agent fees — Class A	451	403	2,049	22	20
Sub-transfer agent fees — Class C	430	366	1,751	30	15
Sub-transfer agent fees — Class D	1,801	6,405	4,703	1,708	5
Sub-transfer agent fees — Class P	—	73	3,634	—	—
Sub-transfer agent fees — Institutional Class	3	1,464	18	494	13
Legal fees	5,894	11,895	17,213	10,706	2,928
Trustees’ fees	634	6,381	9,537	1,123	1,434
Audit and tax service fees	12,938	18,836	20,676	13,657	13,162
Registration fees	19,379	19,231	26,288	28,136	13,667
Custodian and accounting agent fees	42,331	34,139	51,040	46,201	33,594
Shareholder communications expense	3,771	2,379	10,176	3,897	3,574
Transfer agent fees	2,361	4,800	5,710	2,468	4,555
Miscellaneous expenses	2,511	2,919	6,124	2,701	2,337
Total Expenses	116,338	281,203	769,315	162,835	177,926
Less: Fee Waiver/Reimbursement from Investment Manager	(85,838)	(60,927)	(1,527)	(90,958)	(51,732)
Net Expenses	30,500	220,276	767,788	71,877	126,194
Net Investment Income	4,793	231,635	756,295	5,913	727,255

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(14,080)	146,310	2,001,182	398,542	35,676
Options written	—	—	—	(214,940)	—
Foreign currency transactions	(112)	—	(47,909)	(4)	—
Net change in unrealized appreciation/depreciation of:
Investments	(70,690)	230,799	(804,178)	(397,775)	144,095
Options written	—	—	—	315,698	—
Foreign currency transactions	(17)	—	(39,158)	2	—
Net Realized and Change in Unrealized Gain (Loss)	(84,899)	377,109	1,109,937	101,523	179,771
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(80,106)	$608,744	$1,866,232	$107,436	$907,026

130	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	131

Statements of Changes in Net Assets

	AGI Solutions 2015		AGI Solutions 2020		AGI Solutions 2025

	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Period December 19, 2011** through May 31, 2012 (Unaudited)

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$166,398	$276,899	$119,195	$191,696	$59,860
Net realized gain (loss) on investments	3,178	(271,569)	2,708	(141)	5,430
Net realized gain (loss) on investments in Affiliates	6,223	129,716	(38,410)	202,519	24,721
Net capital gain distributions received from underlying Affiliated funds	127,361	82,696	79,372	65,857	2,797
Net change in unrealized appreciation/depreciation on investments	26,516	9,612	19,876	1,097	8,668
Net change in unrealized appreciation/depreciation of investments in Affiliates	26,927	(133,218)	41,605	(305,178)	42,256
Net increase (decrease) in net assets resulting from investment operations	356,603	94,136	224,346	155,850	143,732

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(57,065)	(10,630)	(12,596)	(8,073)	(96)
Class C	(71,142)	(21,440)	(22,396)	(8,054)	—
Class D	(9,370)	(6,776)	(3,794)	(7,981)	—
Class R	(483)	(470)	(469)	(532)	(95)
Class P	(553)	(522)	(1,453)	(585)	(97)
Institutional Class	(238,384)	(216,651)	(203,293)	(211,840)	(29,182)
Administrative Class	(526)	(502)	(513)	(565)	(96)
Net realized capital gains
Class A	(31,768)	(4,210)	(13,533)	(3,051)	—
Class C	(47,896)	(8,692)	(28,097)	(3,333)	—
Class D	(5,211)	(2,725)	(4,203)	(3,073)	—
Class R	(287)	(202)	(552)	(219)	—
Class P	(289)	(203)	(1,485)	(219)	—
Institutional Class	(121,636)	(82,209)	(204,080)	(77,658)	—
Administrative Class	(288)	(203)	(555)	(219)	—
Total Dividends and Distributions to Shareholders	(584,898)	(355,435)	(497,019)	(325,402)	(29,566)

Fund Share Transactions:
Net proceeds from the sale of shares	530,525	11,699,923	378,694	1,247,644	—
Issued in reinvestment of dividends and distributions	581,765	345,333	497,019	323,246	29,566
Cost of shares redeemed	(1,162,968)	(8,026,128)	(263,672)	(458,904)	—
Net increase (decrease) from Fund share transactions	(50,678)	4,019,128	612,041	1,111,986	29,566
Total Increase (Decrease) in Net Assets	(278,973)	3,757,829	339,368	942,434	143,732

Net Assets:
Beginning of period	10,089,298	6,331,469	6,362,376	5,419,942	3,040,000
End of period*	$9,810,325	$10,089,298	$6,701,744	$6,362,376	$3,183,732
* Including undistributed net investment income of:	$34,397	$245,522	$32,338	$157,657	$30,294
**	Commencement of operations.

132	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

AGI Solutions 2030		AGI Solutions 2035	AGI Solutions 2040		AGI Solutions 2045	AGI Solutions 2050

Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Period December 19, 2011** through May 31, 2012 (Unaudited)	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Period December 19, 2011** through May 31, 2012 (Unaudited)	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011

$156,147	$207,023	$63,839	$121,484	$182,944	$69,824	$124,669	$181,058
1,836	(993)	3,341	(1,324)	(280)	3,548	290	(937)
(33,232)	382,933	27,837	(41,966)	460,687	23,495	(66,369)	464,769
79,927	73,459	3,222	63,130	45,533	3,951	64,240	39,167
21,127	(10,587)	9,144	24,624	(21,456)	10,648	25,016	(21,979)
(28,986)	(560,355)	47,940	(87,580)	(655,438)	38,021	(96,640)	(664,920)
196,819	91,480	155,323	78,368	11,990	149,487	51,206	(2,842)

(15,955)	(12,651)	(117)	(5,161)	(3,580)	(145)	(3,920)	(2,830)
(18,082)	(20,950)	—	(2,456)	(754)	—	(1,430)	(1,841)
(13,093)	(12,302)	—	(6,323)	(15,855)	—	(6,972)	(8,336)
(468)	(548)	(115)	(472)	(658)	(144)	(580)	(796)
(707)	(603)	(117)	(550)	(706)	(146)	(594)	(767)
(219,827)	(219,909)	(35,326)	(197,775)	(229,713)	(43,892)	(204,871)	(238,178)
(514)	(583)	(117)	(520)	(685)	(145)	(564)	(745)

(25,443)	(8,381)	—	(12,264)	(3,476)	—	(8,671)	(2,657)
(37,384)	(14,720)	—	(7,171)	(973)	—	(4,061)	(1,858)
(21,174)	(8,048)	—	(15,250)	(14,585)	—	(16,020)	(7,816)
(817)	(384)	—	(1,224)	(657)	—	(1,424)	(785)
(1,069)	(386)	—	(1,232)	(650)	—	(1,272)	(705)
(324,265)	(137,481)	—	(430,949)	(207,142)	—	(427,220)	(214,788)
(820)	(385)	—	(1,229)	(649)	—	(1,269)	(704)
(679,618)	(437,331)	(35,792)	(682,576)	(480,083)	(44,472)	(678,868)	(482,806)

1,005,960	1,558,607	5	712,513	1,097,663	14,806	752,799	899,799
677,068	433,832	35,792	682,040	479,646	44,472	678,868	482,806
(545,671)	(604,459)	—	(201,730)	(416,757)	—	(461,214)	(317,289)
1,137,357	1,387,980	35,797	1,192,823	1,160,552	59,278	970,453	1,065,316
654,558	1,042,129	155,328	588,615	692,459	164,293	342,791	579,668

7,352,086	6,309,957	3,040,000	5,784,589	5,092,130	3,040,000	5,503,999	4,924,331
$8,006,644	$7,352,086	$3,195,328	$6,373,204	$5,784,589	$3,204,293	$5,846,790	$5,503,999
$46,573	$159,072	$28,047	$40,315	$132,088	$25,352	$36,910	$131,172

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	133

Statements of Changes in Net Assets  (Cont.)

	AGI Solutions 2055	AGI Solutions Global Allocation		AGI Solutions Global Growth Allocation

	Period December 19, 2011** through May 31, 2012 (Unaudited)	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$69,028	$2,854,700	$4,908,439	$107,227	$219,522
Net realized gain (loss) on investments and foreign currency transactions	3,776	40,869	(16,270)	(120)	(7,838)
Net realized gain (loss) on investments in Affiliates	23,844	3,356,919	13,681,481	(55,301)	60,109
Net capital gain distributions received from underlying Affiliated funds	4,303	1,865,037	2,492,756	79,467	52,576
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	11,548	484,553	(404,454)	30,621	(25,073)
Net change in unrealized appreciation/depreciation of investments in Affiliates	38,964	(4,690,299)	(19,791,460)	(94,769)	(568,103)
Net increase (decrease) in net assets resulting from investment operations	151,463	3,911,779	870,492	67,125	(268,807)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(147)	(1,462,486)	(2,774,023)	(32,138)	(94,539)
Class B	—	(134,229)	(409,188)	—	—
Class C	—	(1,218,902)	(2,485,096)	(29,927)	(17,913)
Class D	—	(3,124)	(4,271)	(1,219)	(857)
Class R	(145)	(260)	(469)	(1,149)	(557)
Class P	(148)	(29,470)	(279,378)	(527)	(614)
Institutional Class	(44,398)	(1,059,156)	(1,625,066)	(160,415)	(186,310)
Administrative Class	(147)	(31,494)	(27,410)	(503)	(593)
Net realized capital gains
Class A	—	—	—	(9,796)	(54,061)
Class C	—	—	—	(10,563)	(12,178)
Class D	—	—	—	(319)	(506)
Class R	—	—	—	(305)	(353)
Class P	—	—	—	(131)	(354)
Institutional Class	—	—	—	(38,590)	(104,813)
Administrative Class	—	—	—	(130)	(353)
Total Dividends and Distributions to Shareholders	(44,985)	(3,939,121)	(7,604,901)	(285,712)	(474,001)

Fund Share Transactions:
Net proceeds from the sale of shares	473	14,093,150	58,674,509	84,571	6,408,417
Issued in reinvestment of dividends and distributions	44,985	3,459,387	6,157,895	285,712	473,469
Cost of shares redeemed	—	(28,489,323)	(66,254,822)	(564,758)	(4,891,746)
Net increase (decrease) from Fund share transactions	45,458	(10,936,786)	(1,422,418)	(194,475)	1,990,140
Total Increase (Decrease) in Net Assets	151,936	(10,964,128)	(8,156,827)	(413,062)	1,247,332

Net Assets:
Beginning of period	3,040,000	213,421,589	221,578,416	7,109,804	5,862,472
End of period*	$3,191,936	$202,457,461	$213,421,589	$6,696,742	$7,109,804
* Including undistributed (dividends in excess of) net investment income of:	$24,043	$(1,084,421)	$—	$18,911	$137,562

**	Commencement of operations.

134	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

AGI Solutions Retirement Income		AGIC Convertible		AGIC Focused Opportunity		AGIC Global Managed Volatility

Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Period December 27, 2010** through November 30, 2011	Period December 19, 2011** through May 31, 2012 (Unaudited)

$261,983	$276,787	$8,135,296	$13,515,490	$(19,482)	$(27,806)	$169,702
3,429	(78,931)	(19,686,589)	40,625,938	(157,532)	156,426	88,141
(72,804)	36,900	—	—	—	—	—
221,075	90,557	—	—	—	—	—
46,159	9,776	18,746,306	(61,179,301)	(279,158)	(398,581)	(173,943)
151,957	(49,759)	—	—	—	—	—
611,799	285,330	7,195,013	(7,037,873)	(456,172)	(269,961)	83,900

(117,196)	(62,533)	(1,499,474)	(957,854)	—	—	—
—	—	—	—	—	—	—
(146,104)	(78,501)	(520,804)	(169,824)	—	—	—
(18,849)	(13,949)	(747,672)	(526,275)	—	—	—
(390)	(269)	(1,390)	(390)	—	—	—
(362)	(275)	(834,767)	(733,948)	—	—	—
(138,965)	(185,546)	(12,830,039)	(12,210,089)	—	—	—
(343)	(264)	(35,977)	(18,431)	—	—	—

(47,553)	(7,236)	(3,325,994)	—	(24,242)	—	—
(65,965)	(16,425)	(1,535,392)	—	—	—	—
(3,216)	(3,247)	(1,712,835)	—	—	—	—
(166)	(158)	(2,087)	—	—	—	—
(136)	(147)	(1,990,978)	—	—	—	—
(49,034)	(52,899)	(29,547,548)	—	(215,912)	—	—
(135)	(146)	(75,958)	—	—	—	—
(588,414)	(421,595)	(54,660,915)	(14,616,811)	(240,154)	—	—

4,704,873	12,641,832	247,919,063	661,048,240	550,348	2,870,022	10,519,668
586,905	391,107	22,601,092	5,106,625	239,228	—	—
(2,303,596)	(4,389,854)	(92,089,892)	(466,779,801)	(197,590)	(2,078,660)	(515,779)
2,988,182	8,643,085	178,430,263	199,375,064	591,986	791,362	10,003,889
3,011,567	8,506,820	130,964,361	177,720,380	(104,340)	521,401	10,087,789

15,522,376	7,015,556	683,292,327	505,571,947	3,531,401	3,010,000	2,040,000
$18,533,943	$15,522,376	$814,256,688	$683,292,327	$3,427,061	$3,531,401	$12,127,789

$(155,717)	$4,509	$(2,114,006)	$6,220,821	$(19,482)	$—	$169,702

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	135

Statements of Changes in Net Assets  (Cont.)

	AGIC High Yield Bond		AGIC International Growth Opportunities		AGIC Micro Cap

	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$8,576,784	$8,309,349	$763,305	$1,516,412	$(314,349)	$(687,031)
Net realized gain (loss) on investments and foreign currency transactions	14,338	4,130,656	(2,146,208)	12,447,683	783,476	9,959,033
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	5,180,883	(6,821,184)	5,210,089	(24,021,161)	1,425,475	(10,302,986)
Net increase (decrease) in net assets resulting from investment operations	13,772,005	5,618,821	3,827,186	(10,057,066)	1,894,602	(1,030,984)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(3,170,579)	(1,189,011)	—	(6,118)	—	—
Class C	(657,707)	(270,365)	—	(3,632)	—	—
Class D	(853,377)	(270,297)	—	(709)	—	—
Class R	(29,931)	(8,658)	—	(181)	—	—
Class P	(714,162)	(141,725)	—	(187,858)	—	—
Institutional Class	(3,196,479)	(7,043,390)	—	(1,412,519)	—	—
Administrative Class	(444)	(877)	—	(200)	—	—
Net realized capital gains
Class A	(894,484)	—	—	—	—	—
Class C	(187,117)	—	—	—	—	—
Class D	(292,429)	—	—	—	—	—
Class R	(4,888)	—	—	—	—	—
Class P	(174,361)	—	—	—	(68,342)	(990)
Institutional Class	(1,008,410)	—	—	—	(7,380,186)	(4,874,491)
Administrative Class	(159)	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(11,184,527)	(8,924,323)	—	(1,611,217)	(7,448,528)	(4,875,481)

Fund Share Transactions:
Net proceeds from the sale of shares	117,964,252	157,748,543	24,422,798	40,396,077	2,972,302	9,239,034
Issued in reinvestment of dividends and distributions	7,520,874	7,773,901	—	1,588,561	7,445,633	4,858,597
Cost of shares redeemed	(33,563,792)	(82,025,262)	(37,533,410)	(41,655,571)	(4,676,149)	(18,843,120)
Net increase (decrease) from Fund share transactions	91,921,334	83,497,182	(13,110,612)	329,067	5,741,786	(4,745,489)
Total Increase (Decrease) in Net Assets	94,508,812	80,191,680	(9,283,426)	(11,339,216)	187,860	(10,651,954)

Net Assets:
Beginning of period	175,782,949	95,591,269	124,816,167	136,155,383	46,939,521	57,591,475
End of period*	$270,291,761	$175,782,949	$115,532,741	$124,816,167	$47,127,381	$46,939,521
* Including undistributed (dividends in excess of) net investment income of:	$(45,895)	$—	$2,021,550	$1,258,245	$(314,349)	$—
**	Commencement of operations.

136	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

AGIC Ultra Micro Cap		AGIC U.S. Emerging Growth		F&T Behavioral Advantage Large Cap		NFJ Global Dividend Value

Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Period September 8, 2011** through November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011

$(103,126)	$(159,422)	$(73,808)	$(114,504)	$103,169	$34,637	$845,965	$1,019,080

(13,352)	65,964	407,808	2,843,821	756,159	1,987	(5,461)	417,727

864,816	(470,632)	(150,430)	(1,944,919)	256,300	671,652	(2,636,640)	(2,898,867)

748,338	(564,090)	183,570	784,398	1,115,628	708,276	(1,796,136)	(1,462,060)

—	—	—	—	(39)	—	(41,579)	(219,808)
—	—	—	—	(15)	—	(14,353)	(69,843)
—	—	—	—	(39)	—	(270)	(39,625)
—	—	—	—	—	—	—	—
—	—	—	—	(44)	—	(7,681)	(4,055)
—	—	—	—	(47,354)	—	(264,792)	(750,103)
—	—	—	—	—	—	—	—

—	—	(62,966)	—	—	—	(118,047)	(25,382)
—	—	(9,981)	—	—	—	(54,051)	(18,876)
—	—	(2,039)	—	—	—	(9,663)	(3,160)
—	—	(718)	—	—	—	—	—
(3,948)	(690)	(1,158)	—	—	—	(12,950)	(198)
(162,280)	(275,392)	(1,343,785)	—	—	—	(366,849)	(236,890)
—	—	—	—	—	—	—	—
(166,228)	(276,082)	(1,420,647)	—	(47,491)	—	(890,235)	(1,367,940)

3,581,349	9,820,872	2,564,692	9,556,536	731,891	—	19,828,879	29,646,613
166,228	272,971	1,356,908	—	47,491	—	883,808	1,291,805
(914,189)	(3,895,074)	(4,722,551)	(8,534,325)	—	—	(8,285,276)	(14,540,781)
2,833,388	6,198,769	(800,951)	1,022,211	779,382	—	12,427,411	16,397,637

3,415,498	5,358,597	(2,038,028)	1,806,609	1,847,519	708,276	9,741,040	13,567,637

9,987,270	4,628,673	21,885,424	20,078,815	10,748,276	10,040,000	31,673,428	18,105,791
$13,402,768	$9,987,270	$19,847,396	$21,885,424	$12,595,795	$10,748,276	$41,414,468	$31,673,428

$(103,125)	$1	$(64,726)	$9,082	$90,350	$34,672	$516,378	$(912)

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	137

Statements of Changes in Net Assets  (Cont.)

	NFJ International Value II	RCM All Alpha		RCM China Equity

	Period December 1, 2011** through May 31, 2012 (Unaudited)	Six Months ended May 31, 2012 (Unaudited)	Period March 31, 2011** through November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$53,143	$(32,113)	$(30,553)	$4,793	$50,736
Net realized gain (loss) on investments, securities sold short, options written, futures contracts and foreign currency transactions	48,846	(229,883)	232,007	(14,192)	207,371
Net change in unrealized appreciation/depreciation of investments, securities sold short, options written, futures contracts and foreign currency transactions	(201,796)	(20,746)	(369,306)	(70,707)	(1,237,165)
Net increase (decrease) in net assets resulting from investment operations	(99,807)	(282,742)	(167,852)	(80,106)	(979,058)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(14)	—	—	(1,389)	(64)
Class C	—	—	—	(3)	(4)
Class D	(14)	—	—	(1)	(134)
Class P	(17)	—	—	(1,768)	(108)
Institutional Class	(5,954)	—	—	(49,266)	(3,229)
Net realized capital gains
Class A	—	(5,695)	—	(15,652)	(8,757)
Class C	—	(24,921)	—	(8,710)	(10,957)
Class D	—	(2,432)	—	(18,776)	(14,081)
Class P	—	(696)	—	(9,873)	(3,793)
Institutional Class	—	(349,684)	—	(254,826)	(166,553)
Total Dividends and Distributions to Shareholders	(5,999)	(383,428)	—	(360,264)	(207,680)

Fund Share Transactions:
Net proceeds from the sale of shares	—	6,756	661,770	517,768	8,186,016
Issued in reorganization	—	—	—	—	—
Issued in reinvestment of dividends and distributions	5,999	383,428	—	360,263	207,264
Cost of shares redeemed	—	(361,497)	(205,123)	(538,551)	(8,284,004)
Net increase (decrease) from Fund share transactions	5,999	28,687	456,647	339,480	109,276
Total Increase (Decrease) in Net Assets	(99,807)	(637,483)	288,795	(100,890)	(1,077,462)

Net Assets:
Beginning of period	3,040,000	5,328,795	5,040,000	3,870,727	4,948,189
End of period*	$2,940,193	$4,691,312	$5,328,795	$3,769,837	$3,870,727
* Including undistributed (dividends in excess of) net investment income of:	$47,144	$(32,246)	$(133)	$(548)	$47,086
**	Commencement of operations.

138	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

RCM Disciplined Equity		RCM Global Water		RCM Redwood		RCM Short Duration High Income

Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Period December 27, 2010** through November 30, 2011	Six Months ended May 31, 2012 (Unaudited)	Period October 3, 2010** through November 30, 2011

$231,635	$480,801	$756,295	$277,017	$5,913	$(18,889)	$727,255	$52,011
146,310	669,870	1,953,273	(1,641,333)	183,598	(648,022)	35,676	16,338
230,799	(1,438,080)	(843,336)	918,096	(82,075)	225,254	144,095	95,005
608,744	(287,409)	1,866,232	(446,220)	107,436	(441,657)	907,026	163,354

(56,910)	(9,590)	(159,469)	(4,490)	—	—	(118,094)	(710)
(1,298)	(122)	(23)	(26)	—	—	(79,258)	(1,890)
(1)	(2)	(22,679)	(8)	—	—	(20,094)	(214)
(234)	(70)	(118,625)	(3,468)	—	—	(34,972)	(37)
(427,735)	(134,207)	(10,656)	(544)	—	—	(467,412)	(27,146)

(84,008)	(51,262)	—	—	—	—	—	—
(16,224)	(18,214)	—	—	—	—	—	—
(1,908)	(10,010)	—	—	—	—	—	—
(344)	(307)	—	—	—	—	—	—
(537,599)	(509,946)	—	—	—	—	—	—
(1,126,261)	(733,730)	(311,452)	(8,536)	—	—	(719,830)	(29,997)

7,523,831	39,113,519	16,439,425	36,101,494	1,357,302	7,783,783	41,720,006	4,760,891
—	—	35,766,152	—	—	—	—	—
1,026,310	711,216	180,055	2,840	—	—	709,409	29,997
(9,803,705)	(11,402,007)	(19,264,213)	(23,073,847)	(1,243,517)	(896,429)	(5,090,349)	(56,830)
(1,253,564)	28,422,728	33,121,419	13,030,487	113,785	6,887,354	37,339,066	4,734,058
(1,771,081)	27,401,589	34,676,199	12,575,731	221,221	6,445,697	37,526,262	4,867,415

47,863,926	20,462,337	70,541,744	57,966,013	9,485,697	3,040,000	9,907,415	5,040,000
$46,092,845	$47,863,926	$105,217,943	$70,541,744	$9,706,918	$9,485,697	$47,433,677	$9,907,415
$226,201	$480,744	$656,646	$211,803	$(12,272)	$(18,185)	$28,930	$21,505

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	139

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2015:
Class A
5/31/2012+	$18.86	$0.33	$0.29	$0.62	$(0.70)	$(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.85	3.38	—	—
Class C
5/31/2012+	$18.53	$0.24	$0.31	$0.55	$(0.58)	$(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.40	2.85	3.25	—	—
Class D
5/31/2012+	$18.87	$0.25	$0.38	$0.63	$(0.71)	$(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.87	3.40	—	—
Class R
5/31/2012+	$18.85	$0.26	$0.33	$0.59	$(0.66)	$(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.47	2.88	3.35	—	—
Class P
5/31/2012+	$18.97	$0.28	$0.38	$0.66	$(0.75)	$(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.90	3.43	—	—
Institutional Class
5/31/2012+	$18.99	$0.33	$0.34	$0.67	$(0.77)	$(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.55	2.90	3.45	—	—
Administrative Class
5/31/2012+	$18.94	$0.30	$0.33	$0.63	$(0.72)	$(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.51	2.89	3.40	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

140	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.09)	$18.39	3.52%	$1,128	0.38	%(c)	0.60	%(c)	3.57	%(c)	35%
(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24
—	18.38	22.53	78	0.50	(c)	9.98	(c)	3.36	(c)	21

$(0.97)	$18.11	3.15%	$2,141	1.13	%(c)	1.35	%(c)	2.65	%(c)	35%
(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24
—	18.25	21.67	71	1.25	(c)	8.61	(c)	2.61	(c)	21

$(1.10)	$18.40	3.52%	$335	0.48	%(c)	0.60	%(c)	2.66	%(c)	35%
(1.01)	18.87	3.20	251	0.50		2.22		3.07		108
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24
—	18.40	22.67	91	0.50	(c)	8.84	(c)	3.36	(c)	21

$(1.05)	$18.39	3.32%	$14	0.73	%(c)	0.85	%(c)	2.85	%(c)	35%
(0.97)	18.85	2.94	14	0.75		2.46		2.91		108
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24
—	18.35	22.33	12	0.75	(c)	7.76	(c)	3.11	(c)	21

$(1.14)	$18.49	3.70%	$37	0.08	%(c)	0.20	%(c)	3.02	%(c)	35%
(1.04)	18.97	3.44	14	0.25		2.00		3.41		108
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24
—	18.43	22.87	12	0.30	(c)	6.52	(c)	3.56	(c)	21

$(1.16)	$18.50	3.75%	$6,141	—	%(c)	0.15	%(c)	3.58	%(c)	35%
(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24
—	18.45	23.00	4,306	0.20	(c)	6.42	(c)	3.66	(c)	21

$(1.11)	$18.46	3.57%	$14	0.33	%(c)	0.45	%(c)	3.24	%(c)	35%
(1.01)	18.94	3.23	14	0.42		2.17		3.23		108
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24
—	18.40	22.67	12	0.45	(c)	6.67	(c)	3.41	(c)	21

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	141

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2020:
Class A
5/31/2012+	$18.82	$0.31	$0.29	$0.60	$(0.70)	$(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.05	3.58	—	—
Class C
5/31/2012+	$18.53	$0.24	$0.28	$0.52	$(0.60)	$(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.40	3.06	3.46	—	—
Class D
5/31/2012+	$18.84	$0.27	$0.32	$0.59	$(0.68)	$(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.06	3.59	—	—
Class R
5/31/2012+	$18.81	$0.28	$0.29	$0.57	$(0.64)	$(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.47	3.08	3.55	—	—
Class P
5/31/2012+	$18.94	$0.38	$0.24	$0.62	$(0.73)	$(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.54	3.08	3.62	—	—
Institutional Class
5/31/2012+	$18.96	$0.34	$0.30	$0.64	$(0.75)	$(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.55	3.09	3.64	—	—
Administrative Class
5/31/2012+	$18.90	$0.31	$0.29	$0.60	$(0.69)	$(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.52	3.08	3.60	—	—
AGI Solutions 2025:
Class A
12/19/2011* - 5/31/2012+	$15.00	$0.26	$0.41	$0.67	$(0.14)	$—
Class R
12/19/2011* - 5/31/2012+	$15.00	$0.24	$0.41	$0.65	$(0.14)	$—
Class P
12/19/2011* - 5/31/2012+	$15.00	$0.29	$0.41	$0.70	$(0.15)	$—
Institutional Class
12/19/2011* - 5/31/2012+	$15.00	$0.29	$0.42	$0.71	$(0.15)	$—
Administrative Class
12/19/2011* - 5/31/2012+	$15.00	$0.27	$0.41	$0.68	$(0.14)	$—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	See Note 6.

142	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.45)	$17.97	3.43%	$353	0.35	%(c)	0.60	%(c)	3.42	%(c)	34%
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23
—	18.58	23.87	40	0.53	(c)	10.16	(c)	3.38	(c)	25

$(1.35)	$17.70	3.00%	$716	1.10	%(c)	1.35	%(c)	2.63	%(c)	34%
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23
—	18.46	23.07	30	1.28	(c)	10.57	(c)	2.63	(c)	25

$(1.43)	$18.00	3.31%	$123	0.45	%(c)	0.60	%(c)	2.98	%(c)	34%
(1.12)	18.84	2.85	115	0.52		2.91		3.80		56
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23
—	18.59	23.93	65	0.53	(c)	10.35	(c)	3.38	(c)	25

$(1.39)	$17.99	3.24%	$14	0.70	%(c)	0.85	%(c)	3.03	%(c)	34%
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23
—	18.55	23.67	12	0.78	(c)	8.76	(c)	3.13	(c)	25

$(1.48)	$18.08	3.56%	$30	0.05	%(c)	0.20	%(c)	4.13	%(c)	34%
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23
—	18.62	24.13	13	0.33	(c)	6.56	(c)	3.58	(c)	25

$(1.50)	$18.10	3.58%	$5,452	—	%(c)(e)	0.15	%(c)	3.76	%(c)	34%
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23
—	18.64	24.27	3,654	0.23	(c)	6.46	(c)	3.68	(c)	25

$(1.44)	$18.06	3.44%	$14	0.30	%(c)	0.45	%(c)	3.43	%(c)	34%
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23
—	18.60	24.00	12	0.48	(c)	6.71	(c)	3.43	(c)	25

$(0.14)	$15.53	4.52%	$10	0.30	%(c)	0.93	%(c)	3.78	%(c)	20%

$(0.14)	$15.51	4.38%	$10	0.65	%(c)	1.22	%(c)	3.43	%(c)	20%

$(0.15)	$15.55	4.67%	$11	—	%(c)(e)	0.53	%(c)	4.08	%(c)	20%

$(0.15)	$15.56	4.74%	$3,142	—	%(c)(e)	0.49	%(c)	4.18	%(c)	20%

$(0.14)	$15.54	4.59%	$11	0.25	%(c)	0.78	%(c)	3.83	%(c)	20%

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	143

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2030:
Class A
5/31/2012+	$19.77	$0.32	$0.15	$0.47	$(0.69)	$(1.11)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.95	4.36	—	—
Class C
5/31/2012+	$19.51	$0.29	$0.11	$0.40	$(0.54)	$(1.11)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.28	4.00	4.28	—	—
Class D
5/31/2012+	$19.82	$0.34	$0.12	$0.46	$(0.69)	$(1.11)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.99	4.40	—	—
Class R
5/31/2012+	$19.81	$0.33	$0.12	$0.45	$(0.64)	$(1.11)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.34	4.03	4.37	—	—
Class P
5/31/2012+	$19.95	$0.40	$0.11	$0.51	$(0.74)	$(1.11)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	4.04	4.45	—	—
Institutional Class
5/31/2012+	$19.97	$0.39	$0.12	$0.51	$(0.75)	$(1.11)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.43	4.04	4.47	—	—
Administrative Class
5/31/2012+	$19.91	$0.36	$0.12	$0.48	$(0.70)	$(1.11)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.39	4.04	4.43	—	—
AGI Solutions 2035:
Class A
12/19/2011* - 5/31/2012+	$15.00	$0.28	$0.45	$0.73	$(0.17)	$—
Class R
12/19/2011* - 5/31/2012+	$15.00	$0.26	$0.45	$0.71	$(0.17)	$—
Class P
12/19/2011* - 5/31/2012+	$15.00	$0.30	$0.46	$0.76	$(0.18)	$—
Institutional Class
12/19/2011* - 5/31/2012+	$15.00	$0.31	$0.46	$0.77	$(0.18)	$—
Administrative Class
12/19/2011* - 5/31/2012+	$15.00	$0.29	$0.44	$0.73	$(0.17)	$—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	See Note 6.

144	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.80)	$18.44	2.75%	$583	0.27	%(c)	0.60	%(c)	3.41	%(c)	41%
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33
—	19.36	29.07	179	0.63	(c)	9.16	(c)	2.47	(c)	11

$(1.65)	$18.26	2.32%	$616	1.02	%(c)	1.35	%(c)	3.10	%(c)	41%
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33
—	19.28	28.53	78	1.38	(c)	9.74	(c)	1.72	(c)	11

$(1.80)	$18.48	2.58%	$413	0.37	%(c)	0.60	%(c)	3.58	%(c)	41%
(1.41)	19.82	1.89	377	0.48		2.51		2.59		52
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33
—	19.40	29.33	123	0.63	(c)	8.98	(c)	2.47	(c)	11

$(1.75)	$18.51	2.51%	$15	0.62	%(c)	0.85	%(c)	3.43	%(c)	41%
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33
—	19.37	29.13	13	0.88	(c)	7.74	(c)	2.22	(c)	11

$(1.85)	$18.61	2.83%	$15	—	%(c)(e)	0.20	%(c)	4.15	%(c)	41%
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33
—	19.45	29.67	13	0.43	(c)	6.37	(c)	2.67	(c)	11

$(1.86)	$18.62	2.87%	$6,350	—	%(c)(e)	0.15	%(c)	4.10	%(c)	41%
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33
—	19.47	29.80	4,163	0.33	(c)	6.27	(c)	2.77	(c)	11

$(1.81)	$18.58	2.67%	$15	0.22	%(c)	0.45	%(c)	3.83	%(c)	41%
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33
—	19.43	29.53	13	0.58	(c)	6.52	(c)	2.52	(c)	11

$(0.17)	$15.56	4.93%	$10	0.22	%(c)	0.92	%(c)	3.96	%(c)	19%

$(0.17)	$15.54	4.78%	$10	0.57	%(c)	1.19	%(c)	3.61	%(c)	19%

$(0.18)	$15.58	5.07%	$11	—	%(c)(e)	0.52	%(c)	4.26	%(c)	19%

$(0.18)	$15.59	5.07%	$3,153	—	%(c)(e)	0.48	%(c)	4.36	%(c)	19%

$(0.17)	$15.56	4.93%	$11	0.17	%(c)	0.77	%(c)	4.01	%(c)	19%

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	145

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2040:
Class A
5/31/2012+	$20.22	$0.31	$(0.07)	$0.24	$(0.69)	$(1.64)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.30	4.78	5.08	—	—
Class C
5/31/2012+	$20.07	$0.25	$(0.09)	$0.16	$(0.56)	$(1.64)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.19	4.73	4.92	—	—
Class D
5/31/2012+	$20.16	$0.25	$(0.03)	$0.22	$(0.68)	$(1.64)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.32	4.73	5.05	—	—
Class R
5/31/2012+	$20.16	$0.31	$(0.11)	$0.20	$(0.63)	$(1.64)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.26	4.77	5.03	—	—
Class P
5/31/2012+	$20.31	$0.37	$(0.11)	$0.26	$(0.73)	$(1.64)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.33	4.79	5.12	—	—
Institutional Class
5/31/2012+	$20.33	$0.38	$(0.11)	$0.27	$(0.75)	$(1.64)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.35	4.78	5.13	—	—
Administrative Class
5/31/2012+	$20.26	$0.35	$(0.11)	$0.24	$(0.69)	$(1.64)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.31	4.78	5.09	—	—
AGI Solutions 2045:
Class A
12/19/2011* - 5/31/2012+	$15.00	$0.26	$0.45	$0.71	$(0.22)	$—
Class R
12/19/2011* - 5/31/2012+	$15.00	$0.26	$0.43	$0.69	$(0.22)	$—
Class P
12/19/2011* - 5/31/2012+	$15.00	$0.33	$0.40	$0.73	$(0.22)	$—
Institutional Class
12/19/2011* - 5/31/2012+	$15.00	$0.34	$0.40	$0.74	$(0.22)	$—
Administrative Class
12/19/2011* - 5/31/2012+	$15.00	$0.31	$0.40	$0.71	$(0.22)	$—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	See Note 6.

146	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(2.33)	$18.13	1.38%	$195	0.21	%(c)	0.60	%(c)	3.26	%(c)	32%
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44
—	20.08	33.87	23	0.56	(c)	11.53	(c)	1.93	(c)	13

$(2.20)	$18.03	0.95%	$103	0.96	%(c)	1.35	%(c)	2.67	%(c)	32%
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44
—	19.92	32.80	42	1.31	(c)	11.89	(c)	1.18	(c)	13

$(2.32)	$18.06	1.28%	$326	0.31	%(c)	0.60	%(c)	2.70	%(c)	32%
(1.97)	20.16	0.77	187	0.46		3.00		3.57		53
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44
—	20.05	33.67	45	0.56	(c)	10.43	(c)	1.93	(c)	13

$(2.27)	$18.09	1.18%	$15	0.56	%(c)	0.85	%(c)	3.26	%(c)	32%
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44
—	20.03	33.53	14	0.81	(c)	10.01	(c)	1.68	(c)	13

$(2.37)	$18.20	1.50%	$16	—	%(c)(e)	0.20	%(c)	3.91	%(c)	32%
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44
—	20.12	34.13	13	0.36	(c)	6.43	(c)	2.13	(c)	13

$(2.39)	$18.21	1.56%	$5,703	—	%(c)(e)	0.15	%(c)	3.95	%(c)	32%
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44
—	20.13	34.20	4,100	0.26	(c)	6.33	(c)	2.23	(c)	13

$(2.33)	$18.17	1.41%	$15	0.16	%(c)	0.45	%(c)	3.66	%(c)	32%
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44
—	20.09	33.93	13	0.51	(c)	6.58	(c)	1.98	(c)	13

$(0.22)	$15.49	4.93%	$20	0.19	%(c)	0.93	%(c)	3.64	%(c)	14%

$(0.22)	$15.47	4.78%	$15	0.54	%(c)	1.17	%(c)	3.64	%(c)	14%

$(0.22)	$15.51	5.07%	$10	—	%(c)(e)	0.53	%(c)	4.61	%(c)	14%

$(0.22)	$15.52	5.07%	$3,148	—	%(c)(e)	0.47	%(c)	4.71	%(c)	14%

$(0.22)	$15.49	4.93%	$11	0.14	%(c)	0.78	%(c)	4.24	%(c)	14%

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	147

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2050:
Class A
5/31/2012+	$20.16	$0.43	$(0.31)	$0.12	$(0.76)	$(1.68)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.31	4.76	5.07	—	—
Class C
5/31/2012+	$19.92	$0.29	$(0.22)	$0.07	$(0.59)	$(1.68)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.18	4.78	4.96	—	—
Class D
5/31/2012+	$20.15	$0.35	$(0.23)	$0.12	$(0.73)	$(1.68)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.32	4.77	5.09	—	—
Class R
5/31/2012+	$20.12	$0.33	$(0.24)	$0.09	$(0.68)	$(1.68)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.26	4.80	5.06	—	—
Class P
5/31/2012+	$20.27	$0.40	$(0.24)	$0.16	$(0.78)	$(1.68)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.33	4.81	5.14	—	—
Institutional Class
5/31/2012+	$20.30	$0.39	$(0.22)	$0.17	$(0.81)	$(1.68)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.34	4.82	5.16	—	—
Administrative Class
5/31/2012+	$20.23	$0.37	$(0.23)	$0.14	$(0.75)	$(1.68)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.30	4.81	5.11	—	—
AGI Solutions 2055:
Class A
12/19/2011* - 5/31/2012+	$15.00	$0.31	$0.41	$0.72	$(0.22)	$—
Class R
12/19/2011* - 5/31/2012+	$15.00	$0.28	$0.41	$0.69	$(0.22)	$—
Class P
12/19/2011* - 5/31/2012+	$15.00	$0.33	$0.41	$0.74	$(0.22)	$—
Institutional Class
12/19/2011* - 5/31/2012+	$15.00	$0.34	$0.40	$0.74	$(0.22)	$—
Administrative Class
12/19/2011* - 5/31/2012+	$15.00	$0.31	$0.41	$0.72	$(0.22)	$—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	See Note 6.

148	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(2.44)	$17.84	0.75%	$76	0.17	%(c)	0.60	%(c)	4.55	%(c)	30%
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37
—	20.07	33.80	30	0.56	(c)	9.92	(c)	1.91	(c)	11

$(2.27)	$17.72	0.47%	$51	0.92	%(c)	1.35	%(c)	3.06	%(c)	30%
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37
—	19.96	33.07	13	1.31	(c)	10.64	(c)	1.16	(c)	11

$(2.41)	$17.86	0.75%	$191	0.27	%(c)	0.60	%(c)	3.66	%(c)	30%
(2.11)	20.15	0.75	189	0.44		3.02		2.74		51
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37
—	20.09	33.93	91	0.56	(c)	11.64	(c)	1.91	(c)	11

$(2.36)	$17.85	0.60%	$17	0.52	%(c)	0.85	%(c)	3.52	%(c)	30%
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37
—	20.06	33.73	13	0.81	(c)	10.14	(c)	1.66	(c)	11

$(2.46)	$17.97	0.99%	$16	—	%(c)(e)	0.20	%(c)	4.17	%(c)	30%
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37
—	20.14	34.27	14	0.36	(c)	7.10	(c)	2.11	(c)	11

$(2.49)	$17.98	0.99%	$5,481	—	%(c)(e)	0.15	%(c)	4.13	%(c)	30%
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37
—	20.16	34.40	3,963	0.26	(c)	7.00	(c)	2.21	(c)	11

$(2.43)	$17.94	0.83%	$15	0.12	%(c)	0.45	%(c)	3.92	%(c)	30%
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37
—	20.11	34.07	14	0.51	(c)	7.25	(c)	1.96	(c)	11

$(0.22)	$15.50	4.82%	$11	0.18	%(c)	0.93	%(c)	4.23	%(c)	14%

$(0.22)	$15.47	4.61%	$11	0.53	%(c)	1.17	%(c)	3.83	%(c)	14%

$(0.22)	$15.52	4.97%	$10	—	%(c)(e)	0.53	%(c)	4.53	%(c)	14%

$(0.22)	$15.52	4.97%	$3,150	—	%(c)(e)	0.47	%(c)	4.63	%(c)	14%

$(0.22)	$15.50	4.82%	$10	0.13	%(c)	0.78	%(c)	4.28	%(c)	14%

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	149

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Global Allocation:
Class A
5/31/2012+	$10.30	$0.15	$0.05	$0.20	$(0.21)	$—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—
7/1/2009** - 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—
6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)
6/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)
Class B
5/31/2012+	$10.48	$0.13	$0.03	$0.16	$(0.17)	$—
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—
7/1/2009** - 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—
6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.61)	(0.15)
Class C
5/31/2012+	$10.41	$0.12	$0.04	$0.16	$(0.17)	$—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—
7/1/2009** - 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—
6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.63)	(0.15)
Class D
5/31/2012+	$10.27	$0.20	$(0.01)	$0.19	$(0.20)	$—
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class R
5/31/2012+	$10.26	$0.14	$0.04	$0.18	$(0.20)	$—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—
7/1/2009** - 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class P
5/31/2012+	$10.28	$0.18	$0.02	$0.20	$(0.19)	$—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—
Institutional Class
5/31/2012+	$10.21	$0.16	$0.04	$0.20	$(0.22)	$—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—
7/1/2009** - 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)
6/30/2007	11.80	0.33	1.44	1.77	(0.88)	(0.15)
Administrative Class
5/31/2012+	$10.51	$0.16	$0.04	$0.20	$(0.21)	$—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—
+	Unaudited.
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

150	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Redemption Fees (a)(f)		Net Asset Value End of Period	Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$—	$(0.21)	$—		$10.29	1.91%	$69,929	0.44	%(e)	1.32	%(e)	2.91	%(e)	37%
—	(0.39)	—		10.30	0.95	73,816	0.47		1.35		2.32		64
—	(0.37)	—		10.58	11.56	72,415	0.51		1.42		2.58		46
—	(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
(0.09)	(0.49)	—	(b)	8.45	(15.51)	47,224	0.63		0.76		3.51		69
(0.14)	(1.32)	—	(b)	10.62	(5.45)	63,265	0.65		0.65		2.74		17
—	(0.92)	—	(b)	12.57	14.82	70,370	0.72		0.72		1.98		17

$—	$(0.17)	$—		$10.47	1.54%	$6,111	1.19	%(e)	2.04	%(e)	2.45	%(e)	37%
—	(0.28)	—		10.48	0.15	9,467	1.22		2.10		1.95		64
—	(0.23)	—		10.74	10.86	18,030	1.26		2.19		2.13		46
—	(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(b)	8.53	(16.12)	29,177	1.39		1.50		2.67		69
(0.14)	(1.15)	—	(b)	10.70	(6.07)	60,519	1.40		1.40		2.03		17
—	(0.76)	—	(b)	12.57	13.98	82,725	1.47		1.47		1.19		17

$—	$(0.17)	$—		$10.40	1.52%	$71,675	1.18	%(e)	2.07	%(e)	2.17	%(e)	37%
—	(0.30)	—		10.41	0.15	78,367	1.22		2.09		1.64		64
—	(0.24)	—		10.69	10.65	87,546	1.26		2.16		1.93		46
—	(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(b)	8.50	(16.21)	80,857	1.39		1.50		2.74		69
(0.14)	(1.16)	—	(b)	10.68	(6.10)	138,659	1.40		1.40		1.99		17
—	(0.78)	—	(b)	12.55	14.06	168,495	1.47		1.47		1.23		17

$—	$(0.20)	$—		$10.26	1.88%	$117	0.45	%(e)	1.32	%(e)	3.75	%(e)	37%
—	(0.40)	—		10.27	0.95	197	0.45		1.38		1.56		64
—	(0.37)	—		10.56	11.48	34	0.51		1.41		2.28		46
—	(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$—	$(0.20)	$—		$10.24	1.71%	$14	0.68	%(e)	1.55	%(e)	2.61	%(e)	37%
—	(0.36)	—		10.26	0.73	14	0.72		1.59		2.11		64
—	(0.35)	—		10.54	11.30	13	0.76		1.64		2.38		46
—	(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
(0.01)	(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$—	$(0.19)	$—		$10.29	1.97%	$1,101	0.25	%(e)	1.35	%(e)	3.45	%(e)	37%
—	(0.41)	—		10.28	1.13	1,996	0.27		1.22		2.52		64
—	(0.40)	—		10.56	11.77	6,433	0.31		1.39		2.54		46
—	(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
(0.01)	(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$—	$(0.22)	$—		$10.19	1.94%	$51,946	0.15	%(e)	1.08	%(e)	3.06	%(e)	37%
—	(0.41)	—		10.21	1.31	47,916	0.16		1.12		2.50		64
—	(0.41)	—		10.48	11.88	37,093	0.21		1.15		2.91		46
—	(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
(0.10)	(0.53)	—	(b)	8.38	(15.16)	16,150	0.13		0.30		3.89		69
(0.14)	(1.44)	—	(b)	10.55	(4.85)	15,564	0.10		0.10		3.04		17
—	(1.03)	—	(b)	12.54	15.49	13,155	0.17		0.17		2.64		17

$—	$(0.21)	$—		$10.50	1.85%	$1,564	0.40	%(e)	1.32	%(e)	2.97	%(e)	37%
—	(0.39)	—		10.51	1.05	1,649	0.41		1.36		1.19		64
—	(0.18)	—		10.78	11.62	14	0.46		1.37		2.68		46
—	(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	151

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Global Growth Allocation:
Class A
5/31/2012+	$20.72	$0.35	$(0.20)	$0.15	$(0.59)	$(0.18)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class C
5/31/2012+	$20.49	$0.23	$(0.16)	$0.07	$(0.51)	$(0.18)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.09	4.78	4.87	—	—
Class D
5/31/2012+	$20.78	$0.29	$(0.14)	$0.15	$(0.69)	$(0.18)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class R
5/31/2012+	$20.73	$0.26	$(0.14)	$0.12	$(0.68)	$(0.18)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.14	4.79	4.93	—	—
Class P
5/31/2012+	$20.85	$0.32	$(0.16)	$0.16	$(0.72)	$(0.18)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.19	4.80	4.99	—	—
Institutional Class
5/31/2012+	$20.87	$0.33	$(0.14)	$0.19	$(0.75)	$(0.18)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.20	4.80	5.00	—	—
Administrative Class
5/31/2012+	$20.81	$0.31	$(0.16)	$0.15	$(0.69)	$(0.18)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.80	4.97	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

152	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to AverageNet Assetswith FeeWaiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.77)	$20.10	0.77%	$916	0.42	%(c)	3.89	%(c)	3.28	%(c)	28%
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66
—	19.96	33.07	41	0.54	(c)	6.46	(c)	1.57	(c)	6

$(0.69)	$19.87	0.37%	$1,132	1.18	%(c)	4.51	%(c)	2.20	%(c)	28%
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66
—	19.87	32.47	181	1.29	(c)	7.21	(c)	0.82	(c)	6

$(0.87)	$20.06	0.76%	$57	0.42	%(c)	3.71	%(c)	2.81	%(c)	28%
(1.40)	20.78	0.19	37	0.45		3.60		2.20		85
(0.47)	22.06	13.15	22	0.54		5.48		3.05		66
—	19.96	33.07	13	0.54	(c)	6.46	(c)	1.57	(c)	6

$(0.86)	$19.99	0.61%	$37	0.66	%(c)	3.85	%(c)	2.53	%(c)	28%
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66
—	19.93	32.87	13	0.79	(c)	6.71	(c)	1.32	(c)	6

$(0.90)	$20.11	0.85%	$15	0.23	%(c)	3.45	%(c)	3.08	%(c)	28%
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66
—	19.99	33.27	13	0.34	(c)	6.31	(c)	1.77	(c)	6

$(0.93)	$20.13	0.91%	$4,524	0.13	%(c)	3.46	%(c)	3.18	%(c)	28%
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66
—	20.00	33.33	3,920	0.24	(c)	6.21	(c)	1.87	(c)	6

$(0.87)	$20.09	0.79%	$15	0.38	%(c)	3.60	%(c)	2.93	%(c)	28%
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66
—	19.97	33.13	13	0.49	(c)	6.46	(c)	1.62	(c)	6

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	153

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Retirement Income:
Class A
5/31/2012+	$18.27	$0.30	$0.36	$0.66	$(0.45)	$(0.18)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—
Class C
5/31/2012+	$18.09	$0.21	$0.37	$0.58	$(0.39)	$(0.18)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—
Class D
5/31/2012+	$18.36	$0.17	$0.48	$0.65	$(0.45)	$(0.18)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—
Class R
5/31/2012+	$18.77	$0.28	$0.35	$0.63	$(0.42)	$(0.18)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—
Class P
5/31/2012+	$18.49	$0.33	$0.36	$0.69	$(0.48)	$(0.18)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—
Institutional Class
5/31/2012+	$18.16	$0.32	$0.37	$0.69	$(0.49)	$(0.18)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—
Administrative Class
5/31/2012+	$18.46	$0.31	$0.36	$0.67	$(0.46)	$(0.18)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	See Note 6.

154	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.63)	$18.30	3.63%	$4,550	0.37	%(c)	0.60	%(c)	3.23	%(c)	33%
(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74
(0.81)	18.52	8.86	595	0.52		5.29		2.65		22
(0.43)	17.81	21.95	256	0.52	(c)	8.79	(c)	3.42	(c)	26

$(0.57)	$18.10	3.27%	$7,221	1.12	%(c)	1.35	%(c)	2.34	%(c)	33%
(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74
(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22
(0.30)	17.83	21.11	133	1.27	(c)	10.38	(c)	2.67	(c)	26

$(0.63)	$18.38	3.55%	$1,121	0.47	%(c)	0.60	%(c)	1.81	%(c)	33%
(0.86)	18.36	3.42	326	0.51		2.21		2.65		74
(0.76)	18.60	8.89	179	0.52		5.75		2.75		22
(0.41)	17.83	21.93	73	0.52	(c)	8.81	(c)	3.42	(c)	26

$(0.60)	$18.80	3.42%	$18	0.72	%(c)	0.85	%(c)	2.92	%(c)	33%
(0.54)	18.77	3.18	17	0.76		4.59		2.82		74
(0.63)	18.73	8.61	15	0.77		5.62		2.70		22
(0.35)	17.86	21.72	12	0.77	(c)	7.31	(c)	3.17	(c)	26

$(0.66)	$18.52	3.76%	$14	0.07	%(c)	0.20	%(c)	3.58	%(c)	33%
(0.58)	18.49	3.69	14	0.26		4.47		3.38		74
(1.00)	18.41	9.13	13	0.32		5.13		3.20		22
(0.43)	17.85	22.19	12	0.32	(c)	6.06	(c)	3.62	(c)	26

$(0.67)	$18.18	3.87%	$5,596	—	%(c)(e)	0.15	%(c)	3.54	%(c)	33%
(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74
(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22
(0.44)	17.85	22.30	3,779	0.22	(c)	5.96	(c)	3.72	(c)	26

$(0.64)	$18.49	3.69%	$14	0.32	%(c)	0.45	%(c)	3.33	%(c)	33%
(0.56)	18.46	3.49	14	0.44		4.65		3.21		74
(0.96)	18.40	8.94	13	0.47		5.28		3.05		22
(0.43)	17.83	22.03	12	0.47	(c)	6.21	(c)	3.47	(c)	26

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	155

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Convertible:
Class A
5/31/2012+	$28.11	$0.27	$0.24	$0.51	$(0.60)	$(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
5/31/2012+	$28.15	$0.17	$0.23	$0.40	$(0.50)	$(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (e)	—
Class D
5/31/2012+	$28.08	$0.26	$0.24	$0.50	$(0.60)	$(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
5/31/2012+	$28.08	$0.24	$0.23	$0.47	$(0.58)	$(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
5/31/2012+	$28.04	$0.29	$0.23	$0.52	$(0.61)	$(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
5/31/2012+	$28.00	$0.31	$0.23	$0.54	$(0.63)	$(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
4/1/2009** - 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)
3/31/2008	24.35	0.37	0.58	0.95	(0.32)	(0.10)
3/31/2007	24.57	0.45	2.03	2.48	(0.47)	(2.23)
Administrative Class
5/31/2012+	$28.04	$0.27	$0.23	$0.50	$(0.60)	$(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—
AGIC Focused Opportunity:
Class A
5/31/2012+	$14.63	$(0.10)	$(1.45)	$(1.55)	$—	$(1.00)
12/27/2010* - 11/30/2011	15.00	(0.13)	(0.24)	(0.37)	—	—
Institutional Class
5/31/2012+	$14.69	$(0.07)	$(1.47)	$(1.54)	$—	$(1.00)
12/27/2010* - 11/30/2011	15.00	(0.11)	(0.20)	(0.31)	—	—
+	Unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98%, 0.89% and 0.85% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008 and March 31, 2007, respectively.
(e)	Less than $(0.01) per share.

156	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.17)	$26.45	2.04%	$79,861	0.97	%(c)	0.97	%(c)	1.94	%(c)	53%
(0.66)	28.11	1.95	64,857	0.97		0.97		1.89		129
(0.21)	28.21	8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$(2.07)	$26.48	1.64%	$29,408	1.71	%(c)	1.71	%(c)	1.20	%(c)	53%
(0.52)	28.15	1.26	27,465	1.74		1.74		1.17		129
— (e)	28.30	7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$(2.17)	$26.41	2.00%	$31,598	0.98	%(c)	0.98	%(c)	1.91	%(c)	53%
(0.65)	28.08	1.99	30,176	0.98		0.98		1.83		129
(0.25)	28.16	8.46	2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$(2.15)	$26.40	1.88%	$171	1.20	%(c)	1.20	%(c)	1.76	%(c)	53%
(0.59)	28.08	1.76	37	1.22		1.22		1.67		129
(0.20)	28.17	8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$(2.18)	$26.38	2.10%	$42,509	0.80	%(c)	0.82	%(c)	2.11	%(c)	53%
(0.69)	28.04	2.14	37,551	0.80		0.83		2.07		129
(0.28)	28.12	18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$(2.20)	$26.34	2.19%	$628,788	0.67	%(c)	0.67	%(c)	2.25	%(c)	53%
(0.72)	28.00	2.24	521,854	0.70		0.70		2.16		129
(0.66)	28.08	20.46	471,226	0.77		0.80		2.42		116
(0.36)	23.92	27.85	64,996	1.00	(c)(d)	1.00	(c)	3.34	(c)	84
(0.57)	19.01	(21.30)	20,664	1.03	(d)	1.03		1.86		91
(0.42)	24.88	3.84	47,773	1.03	(d)	1.03		1.45		98
(2.70)	24.35	10.79	39,022	1.02	(d)	1.02		1.89		92

$(2.17)	$26.37	2.02%	$1,921	0.92	%(c)	0.92	%(c)	1.99	%(c)	53%
(0.66)	28.04	2.00	1,352	0.97		0.97		1.90		129
(0.28)	28.14	8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

$(1.00)	$12.08	(10.93)%	$173	1.45	%(c)	5.27	%(c)	(1.37	)%(c)	94%
—	14.63	(2.47)	374	1.45	(c)	4.88	(c)	(0.86	)(c)	167

$(1.00)	$12.15	(10.81)%	$3,254	1.10	%(c)	4.74	%(c)	(1.01	)%(c)	94%
—	14.69	(2.07)	3,157	1.10	(c)	4.70	(c)	(0.75	)(c)	167

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	157

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Global Managed Volatlity:
Class A
12/19/2011* - 5/31/2012+	$15.00	$0.22	$0.08	$0.30	$—	$—
Class C
12/19/2011* - 5/31/2012+	$15.00	$0.17	$0.08	$0.25	$—	$—
Class D
12/19/2011* - 5/31/2012+	$15.00	$0.22	$0.08	$0.30	$—	$—
Class P
12/19/2011* - 5/31/2012+	$15.00	$0.24	$0.08	$0.32	$—	$—
Institutional Class
12/19/2011* - 5/31/2012+	$15.00	$0.23	$0.09	$0.32	$—	$—
AGIC High Yield Bond:
Class A
5/31/2012+	$9.69	$0.37	$0.29	$0.66	$(0.36)	$(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
5/31/2012+	$9.68	$0.33	$0.30	$0.63	$(0.32)	$(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
5/31/2012+	$9.47	$0.36	$0.29	$0.65	$(0.36)	$(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
5/31/2012+	$9.45	$0.35	$0.29	$0.64	$(0.35)	$(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
5/31/2012+	$9.44	$0.37	$0.28	$0.65	$(0.37)	$(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
5/31/2012+	$9.46	$0.37	$0.29	$0.66	$(0.37)	$(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
4/1/2009** - 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—
3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)	—
3/31/2007	10.00	0.73	0.30	1.03	(0.76)	—
Administrative Class
5/31/2012+	$9.43	$0.36	$0.29	$0.65	$(0.36)	$(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—
+	Unaudited.
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61%, 0.57% and 0.52% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008 and March 31, 2007, respectively.

158	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$15.30	2.00%	$10	0.95	%(c)	2.67	%(c)	3.15	%(c)	55%

$—	$15.25	1.67%	$10	1.70	%(c)	3.42	%(c)	2.40	%(c)	55%

$—	$15.30	2.00%	$10	0.95	%(c)	2.67	%(c)	3.15	%(c)	55%

$—	$15.32	2.13%	$10	0.70	%(c)	2.53	%(c)	3.40	%(c)	55%

$—	$15.32	2.13%	$12,087	0.60	%(c)	2.41	%(c)	3.34	%(c)	55%

$(0.49)	$9.86	7.01%	$97,095	0.85	%(c)	0.85	%(c)	7.41	%(c)	37%
(0.78)	9.69	4.29	61,339	1.05		1.05		7.19		168
(0.30)	10.03	7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.45)	$9.86	6.75%	$24,975	1.60	%(c)	1.60	%(c)	6.69	%(c)	37%
(0.70)	9.68	3.53	12,443	1.82		1.87		6.56		168
(0.27)	10.02	6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.49)	$9.63	7.07%	$24,235	0.85	%(c)	0.85	%(c)	7.40	%(c)	37%
(0.76)	9.47	4.42	20,378	1.07		1.12		7.36		168
(0.52)	9.79	7.09	169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.48)	$9.61	6.97%	$1,750	1.11	%(c)	1.11	%(c)	7.22	%(c)	37%
(0.75)	9.45	4.02	342	1.33		1.37		7.23		168
(0.50)	9.80	6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.50)	$9.59	7.07%	$21,363	0.70	%(c)	0.70	%(c)	7.59	%(c)	37%
(0.79)	9.44	4.57	11,096	0.88		0.88		7.49		168
(0.54)	9.78	7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.50)	$9.62	7.21%	$100,862	0.60	%(c)	0.60	%(c)	7.67	%(c)	37%
(0.80)	9.46	4.66	70,174	0.61		0.77		7.65		168
(0.81)	9.80	16.23	93,782	0.63		0.93		8.65		144
(0.52)	9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
(0.77)	7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55
(0.81)	9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81
(0.76)	10.27	10.76	63,925	0.64		0.64	(d)	7.21		92

$(0.49)	$9.59	7.11%	$12	0.82	%(c)	0.82	%(c)	7.41	%(c)	37%
(0.77)	9.43	4.27	11	1.03		1.03		7.25		168
(0.53)	9.78	7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	159

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC International Growth Opportunities:
Class A
5/31/2012+	$28.31	$0.14	$0.50	$0.64	$—	$—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
5/31/2012+	$28.01	$0.03	$0.50	$0.53	$—	$—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
5/31/2012+	$28.33	$0.13	$0.51	$0.64	$—	$—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
5/31/2012+	$28.27	$0.11	$0.50	$0.61	$—	$—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
5/31/2012+	$27.86	$0.16	$0.50	$0.66	$—	$—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
4/1/2009** - 11/30/2009	16.29	0.14	9.43	9.57	—	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)
3/31/2008	57.36	0.14	3.43	3.57	(1.27)	(19.56)
3/31/2007	49.86	0.05	9.07	9.12	—	(1.62)
Institutional Class
5/31/2012+	$28.58	$0.19	$0.52	$0.71	$—	$—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—
4/1/2009** - 11/30/2009	16.93	0.17	9.81	9.98	—	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)
3/31/2008	57.63	0.39	3.17	3.56	(0.35)	(19.56)
3/31/2007	50.01	0.02	9.22	9.24	—	(1.62)
Administrative Class
5/31/2012+	$28.34	$0.31	$0.32	$0.63	$—	$—
11/30/2011	31.37	0.24	(2.70)	(2.46)	(0.57)	—
4/12/2010* - 11/30/2010	28.30	0.09	2.98	3.07	—	—
+	Unaudited.
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17%, 1.13% and 1.18% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008 and March 31, 2007, respectively.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01%, 1.00% and 1.03% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008 and March 31, 2007, respectively.

160	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$28.95	2.26%	$4,332	1.54	%(c)	1.58	%(c)	0.94	%(c)	19%
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66
—	31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$—	$28.54	1.89%	$500	2.31	%(c)	2.54	%(c)	0.21	%(c)	19%
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66
—	31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$—	$28.97	2.26%	$106	1.57	%(c)	1.96	%(c)	0.88	%(c)	19%
(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66
—	31.37	10.85	38	1.66	(c)	1.83	(c)	0.22	(c)	57

$—	$28.88	2.16%	$10	1.78	%(c)	1.84	%(c)	0.71	%(c)	19%
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66
—	31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$—	$28.52	2.37%	$29,244	1.31	%(c)	1.52	%(c)	1.09	%(c)	19%
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57
—	25.86	58.75	66,137	1.41	(c)	1.41	(c)(d)	0.90	(c)	64
(4.70)	16.29	(48.16)	39,680	1.44		1.44	(d)	1.14		106
(20.83)	40.10	2.74	113,239	1.44		1.44	(d)	0.26		86
(1.62)	57.36	18.71	104,003	1.43		1.43	(d)	0.09		127

$—	$29.29	2.48%	$81,331	1.19	%(c)	1.31	%(c)	1.26	%(c)	19%
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57
—	26.91	58.95	14,224	1.26	(c)	1.26	(c)(e)	1.09	(c)	64
(4.70)	16.93	(48.08)	6,828	1.29		1.29	(e)	1.27		106
(19.91)	41.28	2.90	8,213	1.27		1.27	(e)	0.57		86
(1.62)	57.63	18.90	73,640	1.28		1.28	(e)	0.05		127

$—	$28.97	2.22%	$10	1.55	%(c)	1.63	%(c)	2.10	%(c)	19%
(0.57)	28.34	(8.09)	10	1.57		1.59		0.75		66
—	31.37	10.85	11	1.66	(c)	2.04	(c)	0.53	(c)	57

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	161

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Micro Cap:
Class A
12/19/2011* - 5/31/2012+	$9.84	$(0.08)	$0.86	$0.78	$—
Class P
5/31/2012+	$12.20	$(0.08)	$0.44	$0.36	$(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	(0.21)
Institutional Class
5/31/2012+	$12.22	$(0.07)	$0.44	$0.37	$(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—
4/1/2009** - 11/30/2009	7.58	(0.07)	2.93	2.86	—
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	— (f)
3/31/2008	15.33	(0.18)	(1.49)	(1.67)	(2.06)
3/31/2007	17.43	(0.12)	(0.19)	(0.31)	(1.79)
AGIC Ultra Micro Cap:
Class A
12/19/2011* - 5/31/2012+	$12.82	$(0.13)	$1.52	$1.39	$—
Class P
5/31/2012+	$13.26	$(0.14)	$1.31	$1.17	$(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	(0.03)
Institutional Class
5/31/2012+	$13.29	$(0.13)	$1.31	$1.18	$(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—
4/1/2009** - 11/30/2009	5.78	(0.10)	3.25	3.15	—
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—
1/28/2008* - 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—
+	Unaudited.
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, 1.38% and 1.19% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008 and March 31, 2007, respectively.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.
(f)	Less than $(0.01) per share.

162	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.62	7.93%	$98	1.84	%(c)	1.94	%(c)	(1.51	)%(c)	31%

$10.60	3.99%	$381	1.65	%(c)	1.74	%(c)	(1.37	)%(c)	31%
12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$10.63	4.10%	$46,648	1.54	%(c)	1.67	%(c)	(1.27	)%(c)	31%
12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
13.80	32.18	57,591	1.57		1.64		(1.25)		112
10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104
11.60	(13.25)	60,122	1.58		1.58	(d)	(1.19)		139
15.33	(1.35)	84,405	1.58		1.58	(d)	(0.75)		165

$14.21	10.84%	$1,851	2.44	%(c)	3.13	%(c)	(1.97	)%(c)	47%

$14.20	8.98%	$264	2.29	%(c)	3.00	%(c)	(1.90	)%(c)	47%
13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$14.24	9.03%	$11,288	2.15	%(c)	2.92	%(c)	(1.75	)%(c)	47%
13.29	6.04	9,757	2.24		3.53		(2.06)		101
13.25	48.38	4,629	2.29		5.40		(1.99)		123
8.93	54.50	1,781	2.31	(c)	2.31	(c)(e)	(1.81	)(c)	87
5.78	(37.72)	1,084	2.40		2.40	(e)	(2.05)		109
9.28	(7.20)	886	2.31	(c)	2.31	(c)(e)	(2.10	)(c)	19

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	163

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC U.S. Emerging Growth:
Class A
5/31/2012+	$13.34	$(0.07)	$0.11	$0.04	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	—
Class C
5/31/2012+	$13.25	$(0.12)	$0.12	$—	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—	—
Class D
5/31/2012+	$13.34	$(0.07)	$0.11	$0.04	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	—
Class R
5/31/2012+	$13.31	$(0.08)	$0.11	$0.03	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—	—
Class P
5/31/2012+	$13.37	$(0.05)	$0.11	$0.06	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—	—
Institutional Class
5/31/2012+	$13.39	$(0.04)	$0.10	$0.06	$—	$(0.99)
11/30/2011	12.84	(0.07)	0.62	0.55	—	—
11/30/2010	10.05	(0.06)	2.85	2.79	—	—
4/1/2009** - 11/30/2009	6.59	(0.03)	3.49	3.46	—	—
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—	—
3/31/2008	13.09	(0.06)	(0.70)	(0.76)	—	(0.88)
3/31/2007	13.90	(0.07)	0.19	0.12	—	(0.93)
F&T Behavioral Advantage Large Cap:
Class A
5/31/2012+	$16.05	$0.12	$1.46	$1.58	$(0.06)	$—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
5/31/2012+	$16.02	$0.05	$1.46	$1.51	$(0.02)	$—
9/8/2011* - 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
5/31/2012+	$16.05	$0.12	$1.46	$1.58	$(0.06)	$—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
5/31/2012+	$16.05	$0.14	$1.47	$1.61	$(0.07)	$—
9/8/2011* - 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
5/31/2012+	$16.06	$0.15	$1.46	$1.61	$(0.07)	$—
9/8/2011* - 11/30/2011	15.00	0.05	1.01	1.06	—	—
+	Unaudited.
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90%, 0.72% and 0.72% for the period ended November 30, 2009, and the years ended March 31, 2009, March 31, 2008 and March 31, 2007, respectively.
(e)	Less than 1%.

164	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.99)	$12.39	0.69%	$1,124	1.50	%(c)	2.31	%(c)	(1.01	)%(c)	44%
—	13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$(0.99)	$12.26	0.36%	$205	2.23	%(c)	3.07	%(c)	(1.74	)%(c)	44%
—	13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$(0.99)	$12.39	0.68%	$31	1.49	%(c)	2.29	%(c)	(1.06	)%(c)	44%
—	13.34	(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

$(0.99)	$12.35	0.60%	$10	1.72	%(c)	2.56	%(c)	(1.24	)%(c)	44%
—	13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$(0.99)	$12.44	0.84%	$19	1.25	%(c)	2.26	%(c)	(0.75	)%(c)	44%
—	13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$(0.99)	$12.46	0.84%	$18,458	1.15	%(c)	2.03	%(c)	(0.68	)%(c)	44%
—	13.39	4.28	20,862	1.15		1.99		(0.53)		111
—	12.84	27.76	20,079	1.19		1.71		(0.57)		168
—	10.05	52.50	13,942	1.18	(c)	1.18	(c)(d)	(0.53	)(c)	97
—	6.59	(42.45)	6,591	1.21		1.21	(d)	(0.34)		146
(0.88)	11.45	(7.01)	7,499	1.21		1.21	(d)	(0.46)		129
(0.93)	13.09	1.30	7,409	1.21		1.21	(d)	(0.54)		148

$(0.06)	$17.57	9.88%	$15	0.90	%(c)	2.18	%(c)	1.36	%(c)	47%
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (e)

$(0.02)	$17.51	9.46%	$14	1.65	%(c)	2.95	%(c)	0.61	%(c)	47%
—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	— (e)

$(0.06)	$17.57	9.88%	$12	0.90	%(c)	2.18	%(c)	1.35	%(c)	47%
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (e)

$(0.07)	$17.59	10.05%	$12	0.65	%(c)	2.03	%(c)	1.60	%(c)	47%
—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	— (e)

$(0.07)	$17.60	10.08%	$12,543	0.55	%(c)	1.94	%(c)	1.70	%(c)	47%
—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (e)

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	165

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Global Dividend Value
Class A
5/31/2012+	$17.35	$0.35	$(0.64)	$(0.29)	$(0.13)	$(0.30)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—
Class C
5/31/2012+	$17.19	$0.30	$(0.65)	$(0.35)	$(0.08)	$(0.30)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—
Class D
5/31/2012+	$17.38	$0.38	$(0.68)	$(0.30)	$(0.01)	$(0.30)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—
Class P
5/31/2012+	$17.45	$0.40	$(0.67)	$(0.27)	$(0.15)	$(0.30)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—
Institutional Class
5/31/2012+	$17.29	$0.41	$(0.67)	$(0.26)	$(0.16)	$(0.30)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—
NFJ International Value II
Class A
12/1/2011* - 5/31/2012+	$15.00	$0.24	$(0.76)	$(0.52)	$(0.02)	$—
Class C
12/1/2011* - 5/31/2012+	$15.00	$0.18	$(0.75)	$(0.57)	$— (d)	$—
Class D
12/1/2011* - 5/31/2012+	$15.00	$0.24	$(0.76)	$(0.52)	$(0.02)	$—
Class P
12/1/2011* - 5/31/2012+	$15.00	$0.25	$(0.74)	$(0.49)	$(0.03)	$—
Institutional Class
12/1/2011* - 5/31/2012+	$15.00	$0.26	$(0.75)	$(0.49)	$(0.03)	$—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

166	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.43)	$16.63	(1.68)%	$4,579	1.42	%(c)	1.67	%(c)	3.86	%(c)	24%
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66
(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40
(0.03)	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.38)	$16.46	(2.07)%	$3,178	2.16	%(c)	2.43	%(c)	3.34	%(c)	24%
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66
(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40
— (d)	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.31)	$16.77	(1.71)%	$496	1.43	%(c)	4.75	%(c)	4.15	%(c)	24%
(0.86)	17.38	1.91	558	1.50		3.74		3.27		66
(1.11)	17.86	4.68	203	1.50		4.53		2.44		40
(0.02)	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.45)	$16.73	(1.58)%	$971	1.21	%(c)	1.47	%(c)	4.44	%(c)	24%
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66
(1.19)	17.82	4.90	13	1.30		4.45		2.63		40
(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.46)	$16.57	(1.57)%	$32,190	1.10	%(c)	1.39	%(c)	4.53	%(c)	24%
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66
(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40
(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

$(0.02)	$14.46	(3.48)%	$9	1.30	%(c)	7.73	%(c)	3.04	%(c)	10%

$— (d)	$14.43	(3.80)%	$9	2.05	%(c)	8.48	%(c)	2.28	%(c)	10%

$(0.02)	$14.46	(3.48)%	$10	1.30	%(c)	7.73	%(c)	3.04	%(c)	10%

$(0.03)	$14.48	(3.31)%	$10	1.05	%(c)	7.59	%(c)	3.29	%(c)	10%

$(0.03)	$14.48	(3.29)%	$2,902	0.95	%(c)	7.48	%(c)	3.39	%(c)	10%

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	167

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM All Alpha:
Class A
5/31/2012+	$14.48	$(0.12)	$(0.68)	$(0.80)	$—	$(1.04)
3/31/2011* - 11/30/2011	15.00	(0.13)	(0.39)	(0.52)	—	—
Class C
5/31/2012+	$14.41	$(0.17)	$(0.68)	$(0.85)	$—	$(1.04)
3/31/2011* - 11/30/2011	15.00	(0.20)	(0.39)	(0.59)	—	—
Class D
5/31/2012+	$14.48	$(0.12)	$(0.69)	$(0.81)	$—	$(1.04)
3/31/2011* - 11/30/2011	15.00	(0.13)	(0.39)	(0.52)	—	—
Class P
5/31/2012+	$14.49	$(0.09)	$(0.69)	$(0.78)	$—	$(1.04)
3/31/2011* - 11/30/2011	15.00	(0.08)	(0.43)	(0.51)	—	—
Institutional Class
5/31/2012+	$14.51	$(0.08)	$(0.70)	$(0.78)	$—	$(1.04)
3/31/2011* - 11/30/2011	15.00	(0.08)	(0.41)	(0.49)	—	—
RCM China Equity:
Class A
5/31/2012+	$15.01	$— (d)	$(0.42)	$(0.42)	$(0.10)	$(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (d)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
5/31/2012+	$14.88	$(0.06)	$(0.41)	$(0.47)	$— (d)	$(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (d)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
5/31/2012+	$15.04	$(0.01)	$(0.41)	$(0.42)	$— (d)	$(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
5/31/2012+	$15.10	$(0.04)	$(0.37)	$(0.41)	$(0.21)	$(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
5/31/2012+	$15.12	$0.02	$(0.43)	$(0.41)	$(0.21)	$(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Proceeds from short sales and assets used to cover short positions are included in the amounts of securities sold and purchased, respectively. The portfolio turnover rate exclusive of proceeds from short sales and assets used to cover short positions was 193%.
(f)	Proceeds from short sales and assets used to cover short positions are included in the amounts of securities sold and purchased, respectively. The portfolio turnover rate exclusive of proceeds from short sales and assets used to cover short positions was 404%.

168	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement without Short Selling and Interest Expenses		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.04)	$12.64	(5.78)%	$41	3.07	%(c)	1.75	%(c)	8.78	%(c)	(1.74	)%(c)	349	%(e)
—	14.48	(3.47)	79	2.74	(c)	1.75	(c)	14.87	(c)	(1.37	)(c)	881	(f)

$(1.04)	$12.52	(6.11)%	$42	3.71	%(c)	2.50	%(c)	8.35	%(c)	(2.51	)%(c)	349	%(e)
—	14.41	(3.93)	344	3.48	(c)	2.50	(c)	12.43	(c)	(2.20	)(c)	881	(f)

$(1.04)	$12.63	(5.85)%	$9	3.08	%(c)	1.75	%(c)	7.71	%(c)	(1.74	)%(c)	349	%(e)
—	14.48	(3.47)	34	2.79	(c)	1.75	(c)	9.68	(c)	(1.30	)(c)	881	(f)

$(1.04)	$12.67	(5.70)%	$9	2.84	%(c)	1.50	%(c)	15.32	%(c)	(1.32	)%(c)	349	%(e)
—	14.49	(3.40)	10	2.44	(c)	1.50	(c)	11.34	(c)	(0.84	)(c)	881	(f)

$(1.04)	$12.69	(5.61)%	$4,590	2.74	%(c)	1.40	%(c)	7.64	%(c)	(1.22	)%(c)	349	%(e)
—	14.51	(3.27)	4,862	2.47	(c)	1.40	(c)	8.94	(c)	(0.83	)(c)	881	(f)

$(1.30)	$13.29	(2.57)%	$170	1.71	%(c)	1.71	%(c)	6.19	%(c)	(0.03	)%(c)	21%
(0.82)	15.01	(20.45)	191	1.73		1.73		5.29		3.25		132
—	19.81	32.07	239	1.90	(c)	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$(1.20)	$13.21	(2.94)%	$90	2.48	%(c)	2.48	%(c)	7.29	%(c)	(0.82	)%(c)	21%
(0.82)	14.88	(21.02)	108	2.56		2.56		6.74		(0.56)		132
—	19.78	31.87	387	2.65	(c)	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$(1.20)	$13.42	(2.56)%	$353	1.72	%(c)	1.72	%(c)	6.66	%(c)	(0.13	)%(c)	21%
(0.83)	15.04	(20.40)	232	1.77		1.77		6.76		0.14		132
—	19.84	32.27	386	1.90	(c)	1.90	(c)	8.10	(c)	(0.91	)(c)	21

$(1.41)	$13.28	(2.50)%	$23	1.50	%(c)	1.50	%(c)	5.37	%(c)	(0.60	)%(c)	21%
(0.83)	15.10	(20.18)	124	1.51		1.51		8.18		0.79		132
—	19.87	32.47	13	1.65	(c)	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$(1.41)	$13.30	(2.44)%	$3,134	1.42	%(c)	1.42	%(c)	5.49	%(c)	0.34	%(c)	21%
(0.84)	15.12	(20.11)	3,216	1.45		1.45		5.96		1.04		132
—	19.88	32.53	3,923	1.55	(c)	1.55	(c)	8.01	(c)	(0.08	)(c)	21

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	169

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Disciplined Equity:
Class A
5/31/2012+	$15.34	$0.06	$0.20	$0.26	$(0.15)	$(0.23)
11/30/2011	15.11	0.14	0.59	0.73	(0.08)	(0.42)
11/30/2010	14.53	0.08	1.09	1.17	(0.05)	(0.54)
11/30/2009	10.58	0.08	4.11	4.19	(0.06)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—
Class C
5/31/2012+	$15.07	$— (e)	$0.21	$0.21	$(0.02)	$(0.23)
11/30/2011	14.89	0.01	0.59	0.60	— (d)	(0.42)
11/30/2010	14.39	(0.03)	1.07	1.04	— (d)	(0.54)
11/30/2009	10.56	(0.02)	4.09	4.07	(0.06)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.02	(4.46)	(4.44)	—	—
Class D
5/31/2012+	$15.43	$0.07	$0.20	$0.27	$— (d)	$(0.23)
11/30/2011	15.12	0.12	0.61	0.73	— (d)	(0.42)
11/30/2010	14.57	0.09	1.07	1.16	(0.07)	(0.54)
11/30/2009	10.58	0.08	4.13	4.21	(0.04)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—
Class P
5/31/2012+	$15.46	$0.08	$0.19	$0.27	$(0.15)	$(0.23)
11/30/2011	15.21	0.17	0.60	0.77	(0.10)	(0.42)
11/30/2010	14.60	0.12	1.09	1.21	(0.06)	(0.54)
11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.05	(4.46)	(4.41)	—	—
Institutional Class
5/31/2012+	$15.46	$0.08	$0.21	$0.29	$(0.18)	$(0.23)
11/30/2011	15.21	0.18	0.60	0.78	(0.11)	(0.42)
11/30/2010	14.60	0.13	1.10	1.23	(0.08)	(0.54)
11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.06	(4.46)	(4.40)	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Less than $0.01 per share.

170	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.38)	$15.22	1.77%	$7,241	1.14	%(c)	1.36	%(c)	0.80	%(c)	13%
(0.50)	15.34	4.83	5,632	1.27		1.50		0.90		30
(0.59)	15.11	8.38	1,740	1.34		2.24		0.53		30
(0.24)	14.53	40.58	1,686	1.34		3.97		0.63		34
—	10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80	(c)	18

$(0.25)	$15.03	1.44%	$1,196	1.90	%(c)	2.15	%(c)	0.03	%(c)	13%
(0.42)	15.07	4.04	1,075	2.03		2.25		0.08		30
(0.54)	14.89	7.51	615	2.09		2.92		(0.23)		30
(0.24)	14.39	39.51	628	2.09		4.72		(0.12)		34
—	10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47	(c)	18

$(0.23)	$15.47	1.81%	$351	1.11	%(c)	6.18	%(c)	0.85	%(c)	13%
(0.42)	15.43	4.84	131	1.28		4.15		0.72		30
(0.61)	15.12	8.29	362	1.34		2.68		0.59		30
(0.22)	14.57	40.66	59	1.34		3.98		0.63		34
—	10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79	(c)	18

$(0.38)	$15.35	1.83%	$36	0.95	%(c)	1.66	%(c)	1.01	%(c)	13%
(0.52)	15.46	5.05	23	1.06		1.36		1.06		30
(0.60)	15.21	8.63	11	1.08		2.04		0.79		30
(0.23)	14.60	41.03	10	1.08		3.73		0.89		34
—	10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05	(c)	18

$(0.41)	$15.34	1.95%	$37,269	0.87	%(c)	1.10	%(c)	1.05	%(c)	13%
(0.53)	15.46	5.15	41,003	0.96		1.22		1.17		30
(0.62)	15.21	8.78	17,734	0.98		1.93		0.92		30
(0.24)	14.60	40.98	11,087	0.98		3.63		0.99		34
—	10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15	(c)	18

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	171

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
RCM Global Water:
Class A
5/31/2012+	$8.89	$0.09	$0.34	$0.43	$(0.05)
11/30/2011	8.75	0.06	0.08	0.14	— (g)
11/30/2010	7.99	0.03	0.74	0.77	(0.01)
11/30/2009	6.28	0.06	1.84	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.20	(3.92)	(3.72)	—
Class C
5/31/2012+	$8.70	$0.04	$0.35	$0.39	$— (g)
11/30/2011	8.62	(0.01)	0.09	0.08	— (g)
11/30/2010	7.93	(0.03)	0.72	0.69	— (g)
11/30/2009	6.24	0.01	1.84	1.85	(0.16)
3/31/2008* - 11/30/2008	10.00	0.16	(3.92)	(3.76)	—
Class D
5/31/2012+	$8.87	$0.06	$0.37	$0.43	$(0.04)
11/30/2011	8.73	0.04	0.10	0.14	— (g)
11/30/2010	7.98	0.03	0.73	0.76	(0.01)
11/30/2009	6.27	0.04	1.86	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.21	(3.94)	(3.73)	—
Class P
5/31/2012+	$8.93	$0.09	$0.35	$0.44	$(0.07)
11/30/2011	8.77	0.07	0.09	0.16	— (g)
11/30/2010	7.99	0.05	0.74	0.79	(0.01)
11/30/2009	6.29	0.08	1.83	1.91	(0.21)
3/31/2008* - 11/30/2008	10.00	0.21	(3.92)	(3.71)	—
Institutional Class
5/31/2012+	$8.88	$0.10	$0.33	$0.43	$(0.07)
11/30/2011	8.71	0.08	0.09	0.17	— (g)
11/30/2010	7.94	0.05	0.74	0.79	(0.02)
11/30/2009	6.29	0.09	1.82	1.91	(0.26)
7/15/2008* - 11/30/2008	9.01	0.07	(2.79)	(2.72)	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(m) in Notes to Financial Statements).
(e)	Less than $0.01 per share.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.
(g)	Less than $(0.01) per share.

172	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Redemption Fees (a)(f)		Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$9.27	4.92%	$58,957	1.53	%(c)	1.53	%(c)	2.00	%(c)	56%
—		8.89	1.62	27,101	1.68		1.68		0.60		73
—		8.75	9.63	22,774	1.80		1.80		0.41		40
—	(e)	7.99	30.93	23,787	2.04		2.04		0.90		47
—	(e)	6.28	(37.20)	20,589	1.60	(c)(d)	2.10	(c)(d)	3.44	(c)	54

$—		$9.09	4.48%	$23,844	2.29	%(c)	2.29	%(c)	0.97	%(c)	56%
—		8.70	0.93	20,842	2.44		2.44		(0.15)		73
—		8.62	8.70	22,225	2.56		2.60		(0.37)		40
—	(e)	7.93	30.19	22,393	2.79		2.79		0.15		47
—	(e)	6.24	(37.60)	18,727	2.35	(c)(d)	2.85	(c)(d)	2.73	(c)	54

$—		$9.26	4.88%	$4,304	1.67	%(c)	1.74	%(c)	1.39	%(c)	56%
—		8.87	1.60	5,214	1.72		2.00		0.47		73
—		8.73	9.70	1,157	1.84		2.74		0.34		40
—	(e)	7.98	31.11	156	2.40		2.40		0.55		47
—	(e)	6.27	(37.30)	6	1.60	(c)(d)	2.10	(c)(d)	3.45	(c)	54

$—		$9.30	4.93%	$16,277	1.42	%(c)	1.42	%(c)	1.87	%(c)	56%
—		8.93	1.85	16,118	1.49		1.52		0.79		73
—		8.77	9.95	10,432	1.56		1.64		0.62		40
—	(e)	7.99	31.26	12,016	1.78		1.78		1.16		47
—	(e)	6.29	(37.10)	8,193	1.35	(c)(d)	1.85	(c)(d)	3.64	(c)	54

$—		$9.24	4.96%	$1,835	1.28	%(c)	1.28	%(c)	2.05	%(c)	56%
—		8.88	1.99	1,267	1.37		1.39		0.91		73
—		8.71	9.96	1,378	1.46		1.48		0.61		40
—	(e)	7.94	31.42	544	1.68		1.68		1.26		47
—	(e)	6.29	(30.19)	16	1.25	(c)(d)	1.56	(c)(d)	2.44	(c)	54

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	173

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
RCM Redwood:
Class A
5/31/2012+	$14.46	$(0.01)	$0.17	$0.16	$—
12/27/2010* - 11/30/2011	15.00	(0.07)	(0.47)	(0.54)	—
Class C
5/31/2012+	$14.36	$(0.07)	$0.18	$0.11	$—
12/27/2010* - 11/30/2011	15.00	(0.20)	(0.44)	(0.64)	—
Class D
5/31/2012+	$14.46	$(0.02)	$0.19	$0.17	$—
12/27/2010* - 11/30/2011	15.00	(0.08)	(0.46)	(0.54)	—
Class P
5/31/2012+	$14.49	$0.01	$0.18	$0.19	$—
12/27/2010* - 11/30/2011	15.00	(0.01)	(0.50)	(0.51)	—
Institutional Class
5/31/2012+	$14.50	$0.01	$0.19	$0.20	$—
12/27/2010* - 11/30/2011	15.00	(0.03)	(0.47)	(0.50)	—
RCM Short Duration High Income:
Class A
5/31/2012+	$15.32	$0.36	$0.27	$0.63	$(0.34)
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)
Class C
5/31/2012+	$15.31	$0.29	$0.28	$0.57	$(0.29)
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)
Class D
5/31/2012+	$15.32	$0.36	$0.26	$0.62	$(0.34)
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)
Class P
5/31/2012+	$15.32	$0.39	$0.25	$0.64	$(0.35)
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)
Institutional Class
5/31/2012+	$15.32	$0.38	$0.27	$0.65	$(0.35)
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.

174	Allianz Multi-Strategy Funds Semiannual Report	5.31.12	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$14.62	1.11%	$1,730	1.70	%(c)	3.47	%(c)	(0.13	)%(c)	49%
14.46	(3.60)	1,414	1.75	(c)	4.87	(c)	(0.49	)(c)	107

$14.47	0.77%	$33	2.50	%(c)	4.35	%(c)	(0.91	)%(c)	49%
14.36	(4.27)	46	2.50	(c)	5.77	(c)	(1.42	)(c)	107

$14.63	1.18%	$162	1.75	%(c)	4.75	%(c)	(0.24	)%(c)	49%
14.46	(3.60)	467	1.75	(c)	5.92	(c)	(0.58	)(c)	107

$14.68	1.31%	$133	1.50	%(c)	3.32	%(c)	0.14	%(c)	49%
14.49	(3.40)	167	1.50	(c)	5.23	(c)	(0.07	)(c)	107

$14.70	1.38%	$7,649	1.40	%(c)	3.23	%(c)	0.18	%(c)	49%
14.50	(3.33)	7,392	1.40	(c)	4.69	(c)	(0.22	)(c)	107

$15.61	4.11%	$9,079	0.95	%(c)	1.19	%(c)	4.57	%(c)	28%
15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$15.59	3.78%	$5,358	1.70	%(c)	1.97	%(c)	3.69	%(c)	28%
15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$15.60	4.06%	$1,456	0.95	%(c)	1.18	%(c)	4.61	%(c)	28%
15.32	2.50	65	0.95	(c)	2.88	(c)	4.95	(c)	10

$15.61	4.19%	$3,398	0.70	%(c)	1.01	%(c)	5.00	%(c)	28%
15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$15.62	4.30%	$28,143	0.60	%(c)	0.97	%(c)	4.85	%(c)	28%
15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

See accompanying Notes to Financial Statements	5.31.12	Allianz Multi-Strategy Funds Semiannual Report	175

Notes to Financial Statements

May 31, 2012 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-nine separate investment funds, each a “Fund” and collectively the “Funds”. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”), formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares: A, C, D, P, R, Administrative and Institutional. As of November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments.

The following Funds sold and issued shares of beneficial interest to AAM during the six months ended May 31, 2012 and the year ended November 30, 2011:

AGI Solutions 2025/AGI Solutions 2035/AGI Solutions 2045/ AGI Solutions 2055
Class	Date	Shares	Amount
A	12/19/11	667	$10,000
R	12/19/11	666	10,000
P	12/19/11	667	10,000
Institutional	12/19/11	200,000	3,000,000
Administrative	12/19/11	667	10,000
		202,667	$3,040,000

AGIC Focused Opportunity
Class	Date	Shares	Amount
A	12/27/10	667	$10,000
Institutional	12/27/10	200,000	3,000,000
		200,667	$3,010,000

AGIC Global Managed Volatility
Class	Date	Shares	Amount
A	12/19/11	666	$10,000
C	12/19/11	667	10,000
D	12/19/11	667	10,000
P	12/19/11	667	10,000
Institutional	12/19/11	133,333	2,000,000
		136,000	$2,040,000

AGIC Micro Cap
Class	Date	Shares	Amount
A	12/19/11	1,016	$10,000
P	12/27/10	704	10,000
		1,720	$20,000

AGIC Ultra Micro Cap
Class	Date	Shares	Amount
A	12/19/11	780	$10,000
P	12/27/10	725	10,000
		1,505	$20,000

AGIC U.S. Emerging Growth
Class	Date	Shares	Amount
A	12/20/10	726	$10,000
C	12/20/10	726	10,000
D	12/20/10	726	10,000
R	12/20/10	726	10,000
P	12/20/10	726	10,000
		3,630	$50,000

F&T Behavioral Advantage Large Cap
Class	Date	Shares	Amount
A	9/8/11	667	$10,000
C	9/8/11	667	10,000
D	9/8/11	667	10,000
P	9/8/11	666	10,000
Institutional	9/8/11	666,666	10,000,000
		669,333	$10,040,000

NFJ International Value II
Class	Date	Shares	Amount
A	12/1/11	667	$10,000
C	12/1/11	667	10,000
D	12/1/11	667	10,000
P	12/1/11	666	10,000
Institutional	12/1/11	200,000	3,000,000
		202,667	$3,040,000

RCM All Alpha
Class	Date	Shares	Amount
A	3/31/11	667	$10,000
C	3/31/11	667	10,000
D	3/31/11	666	10,000
P	3/31/11	667	10,000
Institutional	3/31/11	333,333	5,000,000
		336,000	$5,040,000

RCM Redwood
Class	Date	Shares	Amount
A	12/27/10	667	$10,000
C	12/27/10	667	10,000
D	12/27/10	666	10,000
P	12/27/10	667	10,000
Institutional	12/27/10	200,000	3,000,000
		202,667	$3,040,000

RCM Short Duration High Income
Class	Date	Shares	Amount
A	10/3/11	667	$10,000
C	10/3/11	667	10,000
D	10/3/11	666	10,000
P	10/3/11	667	10,000
Institutional	10/3/11	333,333	5,000,000
		336,000	$5,040,000

176	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

The investment objective of each of AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2025, AGI Solutions 2030, AGI Solutions 2035, AGI Solutions 2040, AGI Solutions 2045, AGI Solutions 2050 and AGI Solutions 2055 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. The investment objective of AGI Solutions Global Growth Allocation and AGI Solutions Global Allocation is to seek after-inflation capital appreciation and, secondarily, current income. AGI Solutions Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. Allianz AGIC Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of Allianz AGIC Global Managed Volatility, Allianz F&T Behavior Advantage Large Cap, Allianz NFJ International Value II, Allianz RCM China Equity, Allianz RCM Disciplined Equity and Allianz RCM Global Water is to seek long-term capital appreciation. Allianz AGIC High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of Allianz RCM Short Duration High Income is to seek a high level of current income. The investment objective of Allianz AGIC Focused Opportunity, Allianz AGIC International Growth Opportunities, Allianz AGIC Micro Cap, Allianz AGIC Ultra Micro Cap and Allianz AGIC U.S. Emerging Growth is to seek maximum long-term capital appreciation. Allianz NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income. Allianz RCM All Alpha’s investment objective is to seek maximum total return while minimizing the effect of market volatility. The investment objective of Allianz RCM Redwood is to seek long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market. There is no guarantee that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual period beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds are currently evaluating the effect that the guidance may have on their financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to each Fund’s financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors.

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	177

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to each Fund’s financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the six months ended May 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealers quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

178	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

A summary of the inputs used at May 31, 2012 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(a) and 7(c) for more detailed information on Investments in Securities and Other Financial Instruments):

AGI Solutions 2015:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$1,430,651	—	—	$1,430,651
Allianz Funds Multi-Strategy Trust	1,017,737	—	—	1,017,737
Exchange-Traded Funds	1,090,387	—	—	1,090,387
Other Mutual Funds	489,388	—	—	489,388
PIMCO Funds	5,738,660	—	—	5,738,660
Total Investments	$9,766,823	—	—	$9,766,823

AGI Solutions 2020:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$1,140,482	—	—	$1,140,482
Allianz Funds Multi-Strategy Trust	846,513	—	—	846,513
Exchange-Traded Funds	614,245	—	—	614,245
Other Mutual Funds	334,018	—	—	334,018
PIMCO Funds	3,720,652	—	—	3,720,652
Total Investments	$6,655,910	—	—	$6,655,910

AGI Solutions 2025:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$601,480	—	—	$601,480
Allianz Funds Multi-Strategy Trust	462,188	—	—	462,188
Exchange-Traded Funds	230,097	—	—	230,097
Other Mutual Funds	158,855	—	—	158,855
PIMCO Funds	1,708,189	—	—	1,708,189
Total Investments	$3,160,809	—	—	$3,160,809

AGI Solutions 2030:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$2,034,659	—	—	$2,034,659
Allianz Funds Multi-Strategy Trust	1,383,811	—	—	1,383,811
Exchange-Traded Funds	253,174	—	—	253,174
Other Mutual Funds	478,797	—	—	478,797
PIMCO Funds	3,782,973	—	—	3,782,973
Total Investments	$7,933,414	—	—	$7,933,414

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	179

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

AGI Solutions 2035:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$1,008,869	—	—	$1,008,869
Allianz Funds Multi-Strategy Trust	621,372	—	—	621,372
Exchange-Traded Funds	33,610	—	—	33,610
Other Mutual Funds	206,389	—	—	206,389
PIMCO Funds	1,302,121	—	—	1,302,121
Total Investments	$3,172,361	—	—	$3,172,361

AGI Solutions 2040:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$2,435,471	—	—	$2,435,471
Allianz Funds Multi-Strategy Trust	1,358,942	—	—	1,358,942
Exchange-Traded Funds	100,707	—	—	100,707
Other Mutual Funds	443,959	—	—	443,959
PIMCO Funds	1,996,856	—	—	1,996,856
Total Investments	$6,335,935	—	—	$6,335,935

AGI Solutions 2045:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$1,284,793	—	—	$1,284,793
Allianz Funds Multi-Strategy Trust	734,357	—	—	734,357
Exchange-Traded Funds	51,302	—	—	51,302
Other Mutual Funds	222,649	—	—	222,649
PIMCO Funds	887,972	—	—	887,972
Total Investments	$3,181,073	—	—	$3,181,073

AGI Solutions 2050:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$2,520,332	—	—	$2,520,332
Allianz Funds Multi-Strategy Trust	1,437,331	—	—	1,437,331
Exchange-Traded Funds	98,931	—	—	98,931
Other Mutual Funds	344,235	—	—	344,235
PIMCO Funds	1,438,537	—	—	1,438,537
Total Investments	$5,839,366	—	—	$5,839,366

180	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

AGI Solutions 2055:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$1,367,462	—	—	$1,367,462
Allianz Funds Multi-Strategy Trust	780,098	—	—	780,098
Exchange-Traded Funds	51,608	—	—	51,608
Other Mutual Funds	188,917	—	—	188,917
PIMCO Funds	780,645	—	—	780,645
Total Investments	$3,168,730	—	—	$3,168,730

AGI Solutions Global Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$69,607,465	—	—	$69,607,465
Allianz Funds Multi-Strategy Trust	39,507,386	—	—	39,507,386
Exchange-Traded Funds	6,504,007	—	—	6,504,007
Other Mutual Funds	13,229,684	—	—	13,229,684
PIMCO Funds	74,306,609	—	—	74,306,609
Repurchase Agreements	—	$669,000	—	669,000
Total Investments	$203,155,151	$669,000	—	$203,824,151

AGI Solutions Global Growth Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$3,374,237	—	—	$3,374,237
Allianz Funds Multi-Strategy Trust	1,773,420	—	—	1,773,420
Exchange-Traded Funds	112,828	—	—	112,828
Other Mutual Funds	494,798	—	—	494,798
PIMCO Funds	898,977	—	—	898,977
Total Investments	$6,654,260	—	—	$6,654,260

AGI Solutions Retirement Income:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Allianz Funds	$2,449,757	—	—	$2,449,757
Allianz Funds Multi-Strategy Trust	1,999,905	—	—	1,999,905
Exchange-Traded Funds	2,081,845	—	—	2,081,845
Other Mutual Funds	918,280	—	—	918,280
PIMCO Funds	10,886,128	—	—	10,886,128
Repurchase Agreements	—	$149,000	—	149,000
Total Investments	$18,335,915	$149,000	—	$18,484,915

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	181

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

AGIC Convertible:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Convertible Bonds:
Airlines	—	—	$10,015,327	$10,015,327
All Other	—	$685,113,361	—	685,113,361
Convertible Preferred Stock:
Financial Services	$28,860,150	10,656,686	—	39,516,836
Road/Rail	—	10,490,743	—	10,490,743
All Other	36,290,562	—	—	36,290,562
Common Stock	4,095,291	—	—	4,095,291
Repurchase Agreements	—	29,582,000	—	29,582,000
Total Investments	$69,246,003	$735,842,790	$10,015,327	$815,104,120

AGIC Focused Opportunity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock	$3,393,278	—	—	$3,393,278

AGIC Global Managed Volatility:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock:
Belgium	—	$67,578	—	$67,578
China	—	492,617	$174,955	667,572
Hong Kong	—	983,818	—	983,818
Italy	—	45,738	—	45,738
Japan	—	2,497,818	—	2,497,818
Netherlands	—	41,325	—	41,325
Switzerland	—	279,523	—	279,523
United Kingdom	—	249,350	—	249,350
All Other	$7,042,242	—	—	7,042,242
Total Investments	$7,042,242	$4,657,767	$174,955	$11,874,964

AGIC High Yield Bond:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Corporate Bonds & Notes:
Communications	—	—	$1,646,281	$1,646,281
Financial Services	—	$20,739,100	1,478,337	22,217,437
All Other	—	234,917,965	—	234,917,965
Repurchase Agreements	—	9,082,000	—	9,082,000
Total Investments	—	$264,739,065	$3,124,618	$267,863,683

182	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

AGIC International Growth Opportunities:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/12

Investments in Securities – Assets
Common Stock:
Canada	$9,928,157	—	—		$9,928,157
China	2,918,824	$1,326,731	—		4,245,555
Norway	1,361,700	1,791,898	—		3,153,598
All Other	—	92,450,370	—		92,450,370
Preferred Stock	1,756,402	—	—		1,756,402
Repurchase Agreements	—	3,663,000	—		3,663,000
Total Investments	$15,965,083	$99,231,999	—		$115,197,082

AGIC Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/12

Investments in Securities – Assets
Common Stock	$45,157,995	—	—		$45,157,995
Warrants	—	—	—	†	—	†
Repurchase Agreements	—	$1,277,000	—		1,277,000
Total Investments	$45,157,995	$1,277,000	—	†	$46,434,995

†	Security is fair-valued at $0.

AGIC Ultra Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/12

Investments in Securities – Assets
Common Stock	$12,741,226	—	—		$12,741,226
Warrants	—	—	—	†	—	†
Repurchase Agreements	—	$462,000	—		462,000
Total Investments	$12,741,226	$462,000	—	†	$13,203,226

†	Security is fair-valued at $0.

AGIC U.S. Emerging Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/12

Investments in Securities – Assets
Common Stock	$19,231,430	—	—		$19,231,430
Warrants	—	—	—	†	—	†
Repurchase Agreements	—	$490,000	—		490,000
Total Investments	$19,231,430	$490,000	—	†	$19,721,430

†	Security is fair-valued at $0.

F&T Behavioral Advantage Large Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock	$12,501,705	—	—	$12,501,705

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	183

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

NFJ Global Dividend Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock:
Australia	—	$904,037	—	$904,037
France	—	3,153,705	—	3,153,705
Germany	—	1,485,952	—	1,485,952
Hong Kong	—	1,670,306	—	1,670,306
Japan	—	2,984,916	—	2,984,916
Korea (Republic of)	—	2,155,742	—	2,155,742
Spain	—	687,932	—	687,932
Switzerland	—	1,423,769	—	1,423,769
United Kingdom	$718,560	3,270,924	—	3,989,484
All Other	21,835,159	—	—	21,835,159
Repurchase Agreements	—	1,141,000	—	1,141,000
Total Investments	$22,553,719	$18,878,283	—	$41,432,002

NFJ International Value II:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock:
Argentina	$24,220	—	—	$24,220
Brazil	85,782	—	—	85,782
Canada	216,564	—	—	216,564
China	31,654	$55,257	—	86,911
Israel	52,746	—	—	52,746
Korea (Republic of)	75,248	—	—	75,248
Russian Federation	63,914	—	—	63,914
South Africa	46,327	—	—	46,327
Taiwan	29,632	—	—	29,632
Turkey	25,594	—	—	25,594
All Other	—	2,188,650	—	2,188,650
Rights:
Australia	—	—	$22	22
Total Investments	$651,681	$2,243,907	$22	$2,895,610

RCM All Alpha:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock:
Belgium	—	$8,840	—	$8,840
China	$37,129	790,103	—	827,232
France	—	31,275	—	31,275
Germany	—	54,022	—	54,022
Hong Kong	103,367	414,258	—	517,625
Spain	—	8,769	—	8,769
Switzerland	—	27,073	—	27,073
United Kingdom	—	53,685	—	53,685
All Other	2,034,579	—	—	2,034,579
Repurchase Agreements	—	742,000	—	742,000
Total Investments in Securities – Assets	$2,175,075	$2,130,025	—	$4,305,100

184	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Liabilities
Securities Sold Short, at value:
Common Stock:
Belgium	—	$(15,088)	—	$(15,088)
Denmark	—	(16,402)	—	(16,402)
Finland	—	(4,071)	—	(4,071)
France	—	(16,549)	—	(16,549)
Germany	$(37,831)	(40,671)	—	(78,502)
Netherlands	—	(47,938)	—	(47,938)
Switzerland	(82,882)	(25,445)	—	(108,327)
All Other	(1,439,273)	—	—	(1,439,273)
Exchange-Traded Funds	(411,842)	—	—	(411,842)
Preferred Stock	—	(11,433)	—	(11,433)
Total Investments in Securities – Liabilities	$(1,971,828)	$(177,597)	—	$(2,149,425)

Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	$245	—	$245

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	$(17)	—	$(17)
Market Price	$(6,788)	—	—	(6,788)
Total Other Financial Instruments* – Liabilities	(6,788)	$(17)	—	$(6,805)
Total Investments	$196,459	$1,952,656	—	$2,149,115

RCM China Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock:
China	—	$3,134,178	—	$3,134,178
Hong Kong	$202,958	315,274	—	518,232
Total Investments	$202,958	$3,449,452	—	$3,652,410

RCM Disciplined Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock	$44,796,215	—	—	$44,796,215
Repurchase Agreements	—	$1,292,000	—	1,292,000
Total Investments	$44,796,215	$1,292,000	—	$46,088,215

RCM Global Water:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock:
Brazil	$3,337,696	—	—	$3,337,696
Hong Kong	—	$1,821,521	$116,760	1,938,281
United States	37,660,693	—	—	37,660,693
All Other	—	56,060,241	—	56,060,241
Repurchase Agreements	—	5,068,000	—	5,068,000
Total Investments	$40,998,389	$62,949,762	$116,760	$104,064,911

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	185

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

RCM Redwood:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Common Stock	$7,737,728	—	—	$7,737,728
Repurchase Agreements	—	$3,654,000	—	3,654,000
Options Purchased:
Market Price	16,644	—	—	16,644
Total Investments in Securities – Assets	$7,754,372	$3,654,000	—	$11,408,372

Investments in Securities – Liabilities
Options Written, at value:
Market Price	$(1,691,675)	$(240)	—	$(1,691,915)
Total Investments	$6,062,697	$3,653,760	—	$9,716,457

RCM Short Duration High Income:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/12

Investments in Securities – Assets
Corporate Bonds & Notes	—	$38,069,884	—	$38,069,884
Senior Loans	—	2,405,909	—	2,405,909
Convertible Bonds	—	2,213,150	—	2,213,150
Short-Term Investments	—	4,106,969	—	4,106,969
Total Investments	—	$46,795,912	—	$46,795,912

There were no significant transfers between Levels 1 and 2 during the six months ended May 31, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended May 31, 2012, was as follows:

AGIC Convertible:

	Beginning Balance 11/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 5/31/12

Investments in Securities – Assets
Convertible Bonds:
Airlines	—	$9,307,206	—	—	—	$708,121	—	—	$10,015,327
Machinery	$10,628,700	1,530,485	$(5,550,052)	$32,126	$(652,700)	(234,934)	—	$(5,753,625)	—
Total Investments	$10,628,700	$10,837,691	$(5,550,052)	$32,126	$(652,700)	$473,187	—	$(5,753,625)	$10,015,327

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2012 was $708,121.

AGIC Global Managed Volatility:

	Beginning Balance 11/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/12

Investments in Securities – Assets
Common Stock:
China	—	$281,487	$(58,816)	—	$8,687	$(56,403)	—	—	$174,955

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2012 was $(56,403).

186	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

AGIC High Yield Bond:

	Beginning Balance 11/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 5/31/12

Investments in Securities – Assets
Corporate Bonds & Notes:
Automotive	$3,645,199	$3,099,000	$(3,585,349)	$6,833	$7,044	$178,648	—	$(3,351,375)	—
Communications	—	1,836,638	—	2,959	—	(193,316)	—	—	$1,646,281
Financial Services	—	1,646,036	(161,587)	654	8,762	(15,528)	—	—	1,478,337
Total Investments	$3,645,199	$6,581,674	$(3,746,936)	$10,446	$15,806	$(30,196)	—	$(3,351,375)	$3,124,618

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2012 was $(208,844).

AGIC Micro Cap:

	Beginning Balance 11/30/11		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/12

Investments in Securities – Assets
Warrants	—	†	—	—	—	—	—	—	—	—	†

†	Security is fair-valued at $0.

AGIC Ultra Micro Cap:

	Beginning Balance 11/30/11		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/12

Investments in Securities – Assets
Warrants	—	†	—	—	—	—	—	—	—	—	†

†	Security is fair-valued at $0.

AGIC U.S. Emerging Growth:

	Beginning Balance 11/30/11		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/12

Investments in Securities – Assets
Warrants	—	†	—	—	—	—	—	—	—	—	†

†	Security is fair-valued at $0.

NFJ International Value II:

	Beginning Balance 11/30/11	Purchases		Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/12

Investments in Securities – Assets
Rights:
Australia	—	—	†	—	—	—	$22	—	—	$22

†	Rights were received as part of an offering.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2012 was $22.

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	187

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

RCM Global Water:

	Beginning Balance 11/30/11	Purchases		Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/12

Investments in Securities – Assets
Common Stock:
China	$13,580	—		$(16,590)	—	$(79,741)	$82,751	—	—	—
Hong Kong	—	$350,150	†	—	—	—	(233,390)	—	—	$116,760
Total Investments	$13,580	$350,150		$(16,590)	—	$(79,741)	$(150,639)	—	—	$116,760

†	Security acquired in merger with Allianz RCM Global EcoTrendsSM Fund.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2012 was $(233,390).

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Conversion premium is not amortized.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at May 31, 2012. The Funds’ federal tax returns for the period since inception or for the prior three years, whichever is shorter, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AGI Solutions Global Allocation, AGI Solutions Retirement Income, AGIC Convertible, AGIC High Yield Bond, NFJ Global Dividend Value, NFJ International Value II and RCM Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AGI Solutions Global Allocation, AGI Solutions Retirement Income, AGIC Convertible, NFJ Global Dividend Value and NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AGIC High Yield Bond and RCM Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

188	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Withholding Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: AGIC Global Managed Volatility—$9,132, AGIC International Growth Opportunities—$79,295, AGIC Micro Cap—$1,542, AGIC U.S. Emerging Growth—$54, F&T Behavioral Advantage Large Cap—$140, NFJ Global Dividend Value—$55,446, NFJ International Value II—$5,725, RCM All Alpha—$959, RCM China Equity—$2,025, RCM Global Water—$130,581 and RCM Redwood—$338.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When the Funds engage in a short sale, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(k) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(l) Senior Loans.  The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(m) Custody Credits on Cash Balances.  The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. The Funds did not earn custody credits in the six months ended May 31, 2012. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(n) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price and maintain these assets until the settlement date in a designated account. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds my dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(o) Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond,

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	189

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers (including sub-sub-advisers), Allianz Global Investors Capital LLC (“AGI Capital”), Allianz Global Investors Solutions LLC (“AGIS”), Caywood-Scholl Capital Management LLC (“Caywood-Scholl”), NFJ Investment Group LLC (“NFJ”), RCM Asia Pacific Limited (“RCM AP”), RCM Capital Management LLC (“RCM”) and Allianz Global Investors Europe GmbH (“AGI Europe”), each an affiliate of the Investment Manager, and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds may be exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

190	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2025, AGI Solutions 2030, AGI Solutions 2035, AGI Solutions 2040, AGI Solutions 2045, AGI Solutions 2050, AGI Solutions 2055, AGI Solutions Global Allocation, AGI Solutions Global Growth Allocation and AGI Solutions Retirement Income invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series, PIMCO Funds and PIMCO sponsored exchange-traded Funds (“ETFs”) (together, “Underlying Funds”). The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). Accordingly, the investment performance of these Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Options Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option includes the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds or underlying funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	191

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

The following is a summary of the fair valuations of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at May 31, 2012:

RCM All Alpha:

Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$14,062	—	$14,062
Unrealized appreciation of forward foreign currency contracts	—	$245	245
Total asset derivatives	$14,062	$245	$14,307
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	—	$(17)	$(17)

RCM Redwood:

Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$16,644
Liability derivatives:
Options written, at value	$(1,691,915)

*	Included in the net unrealized depreciation of $6,788 on futures contracts, as reported in section 7(a) of the Notes to Financial Statements.

The effect of derivatives on the Statements of Operations for the six months ended May 31, 2012:

RCM All Alpha:

Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(81,157)	—	$(81,157)
Foreign currency transactions (forward foreign currency contracts)	—	$(3,927)	(3,927)
Total net realized loss	$(81,157)	$(3,927)	$(85,084)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(11,807)	—	$(11,807)
Foreign currency transactions (forward foreign currency contracts)	—	$137	137
Total net change in unrealized appreciation/depreciation	$(11,807)	$137	$(11,670)

RCM China Equity:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$187

RCM Global Water:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(20,407)

RCM Redwood:

Location	Market Price
Net realized loss on:
Investments (options purchased)	$(28,363)
Options written	(214,940)
Total net realized loss	$(243,303)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$16,662
Options written	315,698
Total net change in unrealized appreciation/depreciation	$332,360

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended May 31, 2012:

	Options Purchased	Options Written	Futures Contracts(1)	Forward Foreign Currency Contracts (2)

	Contracts(1)	Contracts(1)	Short	Purchased	Sold
RCM All Alpha	—	—	60	$52,428	$36,144
RCM Global Water	—	—	—	2,715,404	2,167,421
RCM Redwood	40	3,139	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

5.	INVESTMENT MANAGER/ADMINISTRATOR/SUB-ADVISER/DISTRIBUTOR

Investment Management Fee.  Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee from each Fund, payable monthly, at an annual rate of each Fund’s average daily net assets.

Administration Fee.  AGIFM provides administrative services to AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2025, AGI Solutions 2030, AGI Solutions 2035, AGI Solutions 2040, AGI Solutions 2045, AGI Solutions 2050, AGI Solutions 2055 and AGI Solutions Retirement Income and also bears the cost of most third-party administrative services required by the Funds, in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

192	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, C, D and R	Class P and Administrative	Institutional Class

	Management Fee		Effective Management Fee	Administrative Fee
AGI Solutions 2015	0.05%		0.05%	0.30%	0.15%	0.10%
AGI Solutions 2020	0.05		0.05	0.30	0.15	0.10
AGI Solutions 2025	0.05		0.05	0.30	0.15	0.10
AGI Solutions 2030	0.05		0.05	0.30	0.15	0.10
AGI Solutions 2035	0.05		0.05	0.30	0.15	0.10
AGI Solutions 2040	0.05		0.05	0.30	0.15	0.10
AGI Solutions 2045	0.05		0.05	0.30	0.15	0.10
AGI Solutions 2050	0.05		0.05	0.30	0.15	0.10
AGI Solutions 2055	0.05		0.05	0.30	0.15	0.10
AGI Solutions Global Allocation	0.85		0.15	N/A	N/A	N/A
AGI Solutions Global Growth Allocation	0.85		0.15	N/A	N/A	N/A
AGI Solutions Retirement Income	0.05		0.05	0.30	0.15	0.10
AGIC Convertible	0.57		0.57	N/A	N/A	N/A
AGIC Focused Opportunity	0.80		0.80	N/A	N/A	N/A
AGIC Global Managed Volatility	0.40		0.40	N/A	N/A	N/A
AGIC High Yield Bond	0.48		0.48	N/A	N/A	N/A
AGIC International Growth Opportunities	1.00		1.00	N/A	N/A	N/A
AGIC Micro Cap	1.25		1.25	N/A	N/A	N/A
AGIC Ultra Micro Cap	1.50		1.50	N/A	N/A	N/A
AGIC U.S. Emerging Growth	0.90		0.90	N/A	N/A	N/A
F&T Behavioral Advantage Large Cap	0.40		0.40	N/A	N/A	N/A
NFJ Global Dividend Value	0.80	*	0.83	N/A	N/A	N/A
NFJ International Value II	0.80		0.80	N/A	N/A	N/A
RCM All Alpha	1.25		1.25	N/A	N/A	N/A
RCM China Equity	1.10		1.10	N/A	N/A	N/A
RCM Disciplined Equity	0.60	*	0.67	N/A	N/A	N/A
RCM Global Water	0.95		0.95	N/A	N/A	N/A
RCM Redwood Fund	1.00		1.00	N/A	N/A	N/A
RCM Short Duration High Income	0.48		0.48	N/A	N/A	N/A

*	Management fee rates effective April 2, 2012. Prior management fee rates were 0.85% and 0.70%, respectively.

The Investment Manager has retained its affiliates (AGI Capital, AGIS, NFJ and RCM) and Fuller & Thaler to manage the Funds’ investments. Subject to the supervision of the Investment Manager, AGI Capital, AGIS, Fuller & Thaler, NFJ and RCM (collectively the “Sub-Advisers”) are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services. RCM has retained its affiliates, AGI Europe, Caywood-Scholl and RCM AP to conduct the day to day portfolio management of all the Funds it sub-advises with the exception of RCM All Alpha, RCM Disciplined Equity and RCM Redwood as indicated below. RCM (and not the RCM Funds or the Investment Manager), in turn, pays AGI Europe, Caywood-Scholl and RCM AP an annual fee, payable monthly for their services.

Sub-Adviser(s)	Funds
AGIS	AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2025, AGI Solutions 2030, AGI Solutions 2035, AGI Solutions 2040, AGI Solutions 2045, AGI Solutions 2050, AGI Solutions 2055, AGI Solutions Global Allocation, AGI Solutions Global Growth Allocation, AGI Solutions Retirement Income
AGI Capital	AGIC Convertible, AGIC Focused Opportunity, AGIC Global Managed Volatility, AGIC High Yield Bond, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Ultra Micro Cap, AGIC U.S. Emerging Growth
Fuller & Thaler	F&T Behavioral Advantage Large Cap
NFJ	NFJ Global Dividend Value, NFJ International Value II
RCM	RCM All Alpha, RCM Disciplined Equity, RCM Redwood
RCM & AGI Europe	RCM Global Water
RCM and Caywood-Scholl	RCM Short Duration High Income
RCM & RCM AP	RCM China Equity

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	193

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

Distribution and Servicing Fees.   Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers (with the exception of Fuller & Thaler), serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended May 31, 2012, the Distributor received $28,303 representing commissions (sales charges) and CDSC.

6.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation

	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P		Institutional Class		Administrative Class
AGI Solutions 2015(2)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%		0.57	%*	0.92%
AGI Solutions 2020(2)	N/A	0.99	N/A	1.74	1.09	1.34	0.69		0.59	*	0.94
AGI Solutions 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71		0.61	*	0.96
AGI Solutions 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73	*	0.63	*	0.98
AGI Solutions 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76	*	0.66	*	1.01
AGI Solutions 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79	*	0.69	*	1.04
AGI Solutions 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	*	0.70	*	1.05
AGI Solutions 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80	*	0.70	*	1.05
AGI Solutions 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	*	0.70	*	1.05
AGI Solutions Global Allocation(3)	0.70%	0.43	1.19%	1.17	0.46	0.66	0.26		0.16		0.41
AGI Solutions Global Growth Allocation(3)	0.70	0.40	N/A	1.18	0.40	0.63	0.23		0.13		0.38
AGI Solutions Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65		0.55	*	0.90
AGIC Convertible(4)	N/A	N/A	N/A	N/A	N/A	N/A	0.80		N/A		N/A
AGIC Focused Opportunity(4)	N/A	1.45	N/A	N/A	N/A	N/A	N/A		1.10		N/A
AGIC Global Managed Volatility(5)	N/A	0.95	N/A	1.70	0.95	N/A	0.70		0.60		N/A
AGIC High Yield Bond(4)	N/A	0.91	N/A	1.70	1.00	1.15	0.75		0.65		0.90
AGIC International Growth Opportunities(4)	N/A	1.45	N/A	2.20	1.45	1.70	1.30		1.20		1.45
AGIC Micro Cap(4)	N/A	1.82	N/A	N/A	N/A	N/A	1.65		1.54		N/A
AGIC Ultra Micro Cap(4)	N/A	2.35	N/A	N/A	N/A	N/A	2.07		2.00		N/A
AGIC U.S. Emerging Growth(4)	N/A	1.50	N/A	2.21	1.48	1.67	1.25		1.15		N/A
F&T Behavioral Advantage Large Cap(4)	N/A	0.90	N/A	1.65	0.90	N/A	0.65		0.55		N/A
NFJ Global Dividend Value(4)	N/A	1.20	N/A	1.99	1.30	N/A	1.05		0.95		N/A
NFJ International Value II(5)	N/A	1.30	N/A	2.05	1.30	N/A	1.05		0.95		N/A
RCM All Alpha(6)	N/A	1.75	N/A	2.50	1.75	N/A	1.50		1.40		N/A
RCM China Equity(4)	N/A	1.73	N/A	2.56	1.77	N/A	1.51		1.45		N/A
RCM Disciplined Equity(4)	N/A	0.95	N/A	1.70	0.95	N/A	0.80		0.70		N/A
RCM Global Water(4)	N/A	1.57	N/A	2.33	1.60	N/A	1.40		1.30		N/A
RCM Redwood Fund(4)	N/A	1.60	N/A	2.50	1.75	N/A	1.50		1.40		N/A
RCM Short Duration High Income(4)	N/A	0.95	N/A	1.70	0.95	N/A	0.70		0.60		N/A

(1)

Effective April 2, 2012, the Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments

194	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

in Other Acquired Funds will continue through at least March 31, 2013. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(3)	Effective April 2, 2012, the Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(4)	Effective April 2, 2012, the Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(5)	The Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(6)	Effective April 2, 2012, the Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, certain credits and other expenses, and short sale fees and substitute dividend expense on securities sold short, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
*	As a result of reimbursing expenses inclusive of Acquired Fund Fees and Expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement is accounted for as Contribution from Investment Manager on the Statements of Operations.

7.	INVESTMENTS IN SECURITIES

For the six months ended May 31, 2012, purchases and sales of investments, other than short-term securities, were:

	Purchases	Sales
AGI Solutions 2015	$3,468,956	$3,814,200
AGI Solutions 2020	2,539,549	2,242,160
AGI Solutions 2025	3,719,173	639,439
AGI Solutions 2030	3,895,652	3,212,821
AGI Solutions 2035	3,707,649	623,550
AGI Solutions 2040	2,724,872	2,031,951
AGI Solutions 2045	3,548,660	443,299
AGI Solutions 2050	2,292,463	1,812,565
AGI Solutions 2055	3,541,000	450,402
AGI Solutions Global Allocation	78,348,553	88,039,718
AGI Solutions Global Growth Allocation	1,960,670	2,420,774
AGI Solutions Retirement Income	8,751,703	5,927,153
AGIC Convertible	511,695,139	392,311,156
AGIC Focused Opportunity	3,817,718	3,523,231

	Purchases	Sales
AGIC Global Managed Volatility	$17,356,947	$5,399,963
AGIC High Yield Bond	167,468,986	80,577,565
AGIC International Growth Opportunities	23,124,615	33,155,966
AGIC Micro Cap	14,785,827	17,970,811
AGIC Ultra Micro Cap	7,385,990	5,353,604
AGIC U.S. Emerging Growth	8,974,876	11,780,321
F&T Behavioral Advantage Large Cap	6,499,830	5,707,085
NFJ Global Dividend Value	20,729,444	9,106,205
NFJ International Value II	3,371,095	321,780
RCM All Alpha*	7,696,840	8,276,658
RCM China Equity	838,109	924,486
RCM Disciplined Equity	6,144,084	9,070,677
RCM Global Water	77,453,224	48,929,692
RCM Redwood Fund	4,476,828	6,233,414
RCM Short Duration High Income	43,167,007	7,940,343

*	Securities sold short of $5,630,355; covers on securities sold short of $6,373,453.

(a) Futures contracts outstanding at May 31, 2012:

	RCM All Alpha:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short: Mini-Hang Seng Index	(56)	$(1,337)	6/28/12	$(6,788)

(b) Transactions in options written for the six months ended May 31, 2012:

	RCM Redwood:
	Contracts	Premiums
Options outstanding, November 30, 2011	3,457	$2,616,595
Options written	4,185	3,076,403
Options terminated in closing transactions	(3,904)	(3,105,468)
Options exercised	(588)	(359,652)
Options expired	(105)	(21,242)
Options outstanding, May 31, 2012	3,045	$2,206,636

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	195

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

(c) Forward foreign currency contracts outstanding at May 31, 2012:

	RCM All Alpha:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
59,125 Danish Krone settling 6/6/12	State Street Bank & Trust	$ 9,853	$ 9,839	$ (14)
Sold:
48,993 Danish Krone settling 6/4/12	State Street Bank & Trust	8,151	8,153	(2)
20,318 Euro settling 6/1/12	State Street Bank & Trust	25,368	25,123	245
15,264 Swiss Franc settling 6/4/12	State Street Bank & Trust	15,713	15,714	(1)
				$ 228

8.	INCOME TAX INFORMATION

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term capital losses.

At May 31, 2012, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AGI Solutions 2015	$9,192,807	$651,015	$76,999	$574,016
AGI Solutions 2020	6,179,073	555,758	78,921	476,837
AGI Solutions 2025	3,109,955	74,595	23,741	50,854
AGI Solutions 2030	7,534,901	574,673	176,160	398,513
AGI Solutions 2035	3,115,375	88,088	31,102	56,986
AGI Solutions 2040	6,052,439	502,991	219,495	283,496
AGI Solutions 2045	3,132,548	89,373	40,848	48,525
AGI Solutions 2050	5,564,158	497,968	222,760	275,208
AGI Solutions 2055	3,118,409	90,802	40,481	50,321
AGI Solutions Global Allocation	192,701,557	14,700,925	3,578,331	11,122,594
AGI Solutions Global Growth Allocation	6,235,702	625,303	206,745	418,558
AGI Solutions Retirement Income	17,733,661	860,684	109,430	751,254
AGIC Convertible	784,083,862	58,095,163	27,074,905	31,020,258
AGIC Focused Opportunity	4,170,059	109,109	885,890	(776,781)
AGIC Global Managed Volatility	12,061,281	355,391	541,708	(186,317)
AGIC High Yield Bond	265,086,788	6,743,702	3,966,807	2,776,895
AGIC International Growth Opportunities	104,313,414	19,660,570	8,776,902	10,883,668
AGIC Micro Cap	40,426,637	9,126,691	3,118,333	6,008,358
AGIC Ultra Micro Cap	11,824,235	1,961,001	582,010	1,378,991
AGIC U.S. Emerging Growth	17,498,569	3,450,119	1,227,258	2,222,861
F&T Behavioral Advantage Large Cap	11,573,913	1,169,134	241,342	927,792
NFJ Global Dividend Value	46,506,982	1,348,706	6,423,686	(5,074,980)
NFJ International Value II	3,096,772	65,335	266,497	(201,162)
RCM All Alpha	4,864,316	103,443	662,659	(559,216)
RCM China Equity	4,251,896	104,826	704,312	(599,486)
RCM Disciplined Equity	45,180,008	3,732,089	2,823,882	908,207
RCM Global Water	101,827,794	8,248,352	6,011,235	2,237,117
RCM Redwood Fund	11,781,976	327,543	701,147	(373,604)
RCM Short Duration High Income	46,659,379	410,594	274,061	136,533

Differences,	if any, between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

196	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

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5.31.12	Allianz Multi-Strategy Funds Semiannual Report	197

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value. Changes in shares of beneficial interest were as follows:

	AGI Solutions 2015				AGI Solutions 2020
	Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	5,329	$98,576	220,926	$4,167,874	3,791	$68,889	12,177	$230,391
Class C	10,917	198,855	380,309	7,134,565	3,896	70,101	33,327	628,732
Class D	6,679	120,703	7,626	143,268	2,554	45,212	3,668	69,245
Class R	—	—	—	—	—	—	—	—
Class P	1,188	22,000	—	—	—	—	6,940	129,337
Institutional Class	4,907	90,391	13,342	254,216	10,627	194,492	9,966	189,939
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	4,990	88,833	805	14,840	1,502	26,129	523	9,718
Class C	6,593	115,904	1,117	20,378	2,937	50,493	618	11,387
Class D	819	14,582	515	9,501	459	7,997	594	11,053
Class R	43	770	36	672	58	1,021	41	750
Class P	47	842	39	725	168	2,938	43	804
Institutional Class	20,135	360,020	16,118	298,512	23,292	407,373	15,474	288,749
Administrative Class	46	814	38	705	61	1,068	42	784

Cost of shares redeemed:
Class A	(31,948)	(590,802)	(150,679)	(2,828,639)	(4,308)	(78,490)	(1,965)	(38,133)
Class C	(25,941)	(469,281)	(270,732)	(4,977,183)	(2,520)	(44,666)	(8,458)	(151,876)
Class D	(2,569)	(47,405)	(5,436)	(104,148)	(2,326)	(42,611)	(7,781)	(147,520)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	(749)	(13,771)	(5,437)	(101,889)
Institutional Class	(2,982)	(55,480)	(5,995)	(116,158)	(4,596)	(84,134)	(1,006)	(19,486)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(1,747)	$(50,678)	208,029	$4,019,128	34,846	$612,041	58,766	$1,111,986

†	Commencement of operations.
*	Actual amount rounds to less than 1 share.

198	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

AGI Solutions 2025		AGI Solutions 2030				AGI Solutions 2035			AGI Solutions 2040
Period 12/19/2011† through 5/31/2012 (unaudited)		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Period 12/19/2011† through 5/31/2012 (unaudited)			Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount

—	$—	14,950	$281,455	15,810	$323,879	—		$—	3,099	$58,193	5,614	$120,997
—	—	2,213	41,820	16,657	335,179	—		—	851	16,077	4,045	89,062
—	—	2,441	46,007	6,487	136,180	—		—	7,644	142,944	11,093	246,687
—	—	—	—	—	—	—		—	1	20	—	—
—	—	—	—	221	4,804	—		—	—	—	—	—
—	—	33,400	636,678	36,945	758,565	—		—	26,307	495,279	29,094	640,917
—	—	—	—	—	—	—	*	5	—	—	—	—

6	96	2,259	40,511	945	18,838	8		117	974	17,357	332	7,018
—	—	3,113	55,466	1,791	35,670	—		—	542	9,628	82	1,727
—	—	1,813	32,605	948	19,046	—		—	1,189	21,104	1,427	30,041
6	95	71	1,284	47	932	7		115	95	1,696	62	1,315
7	97	98	1,776	49	988	8		117	100	1,781	65	1,356
1,938	29,182	30,077	544,092	17,701	357,390	2,324		35,326	35,203	628,725	20,635	436,855
6	96	74	1,334	48	968	8		117	98	1,749	63	1,334

—	—	(8,891)	(169,049)	(7,253)	(149,223)	—		—	(732)	(13,313)	(2,096)	(45,131)
—	—	(5,119)	(95,163)	(11,208)	(214,448)	—		—	—	—	(843)	(16,172)
—	—	(929)	(17,487)	(2,565)	(53,345)	—		—	(79)	(1,519)	(11,346)	(244,099)
—	—	—	—	—	—	—		—	—	—	(10)	(223)
—	—	(244)	(4,698)	—	—	—		—	—	—	—	—
—	—	(13,499)	(259,274)	(9,337)	(187,443)	—		—	(9,815)	(186,898)	(5,089)	(111,132)
—	—	—	—	—	—	—		—	—	—	—	—
1,963	$29,566	61,827	$1,137,357	67,286	$1,387,980	2,355		$35,797	65,477	$1,192,823	53,128	$1,160,552

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	199

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

	AGI Solutions 2045		AGI Solutions 2050				AGI Solutions 2055
	Period 12/19/2011† through 5/31/2012 (unaudited)		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Period 12/19/2011† through 5/31/2012 (unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	587	$9,633	1,761	$34,482	684	$14,910	—	$—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	157	2,975	862	18,466	—	—
Class D	—	—	3,059	57,444	6,770	147,498	—	—
Class R	268	4,373	—	—	13	300	29	473
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	34,996	657,898	32,790	718,625	—	—
Administrative Class	49	800	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	9	145	715	12,591	259	5,487	9	147
Class B	—	—	—	—	—	—	—	—
Class C	—	—	313	5,491	176	3,699	—	—
Class D	—	—	1,303	22,991	764	16,152	—	—
Class R	10	144	114	2,005	75	1,581	9	145
Class P	10	146	106	1,866	69	1,472	10	148
Institutional Class	2,878	43,892	35,671	632,091	21,336	452,966	2,906	44,398
Administrative Class	9	145	103	1,833	69	1,449	9	147

Cost of shares redeemed:
Class A	—	—	(1,735)	(32,590)	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	(234)	(4,998)	—	—
Class D	—	—	(3,026)	(57,643)	(5,755)	(125,472)	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	(19,523)	(370,981)	(9,254)	(186,819)	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	3,820	$59,278	54,014	$970,453	48,624	$1,065,316	2,972	$45,458

†	Commencement of operations.

200	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

AGI Solutions Global Allocation				AGI Solutions Global Growth Allocation				AGI Solutions Retirement Income
Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

431,628	$4,554,482	2,076,224	$22,748,010	1,215	$25,164	223,452	$5,078,028	54,199	$990,511	348,769	$6,401,188
15,339	160,997	109,260	1,189,717	—	—	—	—	—	—	—	—
158,580	1,702,440	1,070,196	11,826,738	1,570	32,501	55,881	1,244,881	107,500	1,948,332	292,384	5,303,764
7,077	74,700	19,921	215,620	981	20,000	2,084	48,027	53,325	981,595	22,659	421,542
—	—	—	—	330	6,906	1,058	22,481	22	420	118	2,165
11,009	117,102	373,677	4,139,192	—	—	—	—	—	—	—	—
711,477	7,421,577	1,523,099	16,540,118	—	—	655	15,000	43,320	784,015	28,261	513,173
5,792	61,852	182,902	2,015,114	—	—	—	—	—	—	—	—

119,011	1,235,454	213,023	2,255,028	2,114	41,934	6,792	148,479	9,068	163,598	3,335	60,135
11,440	120,475	32,770	355,329	—	—	—	—	—	—	—	—
95,723	1,004,604	184,001	1,976,583	2,059	40,491	1,383	30,091	11,847	211,781	4,168	74,683
301	3,091	409	4,239	78	1,537	44	953	1,203	21,994	927	16,928
25	260	44	469	74	1,454	41	910	30	556	23	427
505	5,244	631	6,607	33	658	44	967	27	498	24	422
102,783	1,058,765	146,751	1,532,230	10,035	199,005	13,257	291,123	10,483	187,999	13,199	238,102
2,974	31,494	2,594	27,410	32	633	44	946	27	479	23	410

(916,213)	(9,670,945)	(1,969,825)	(21,239,981)	(19,655)	(406,726)	(205,328)	(4,409,253)	(56,828)	(1,043,343)	(141,959)	(2,594,125)
(345,772)	(3,720,665)	(918,539)	(10,168,418)	—	—	—	—	—	—	—	—
(886,130)	(9,446,462)	(1,922,238)	(20,959,980)	(7,204)	(151,597)	(19,499)	(415,777)	(42,126)	(761,308)	(50,938)	(924,124)
(15,142)	(158,735)	(4,398)	(45,007)	—	—	(1,331)	(27,885)	(11,314)	(209,132)	(15,459)	(283,019)
—	—	—	—	(300)	(6,435)	(41)	(767)	(6)	(116)	(2)	(43)
(98,640)	(1,035,715)	(789,585)	(8,040,489)	—	—	—	—	—	—	—	—
(411,730)	(4,274,480)	(515,167)	(5,464,560)	—	—	(1,667)	(38,064)	(16,002)	(289,697)	(32,456)	(588,543)
(16,705)	(182,321)	(29,870)	(336,387)	—	—	—	—	—	—	—	—
(1,016,668)	$(10,936,786)	(214,120)	$(1,422,418)	(8,638)	$(194,475)	76,869	$1,990,140	164,775	$2,988,182	473,076	$8,643,085

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	201

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

	AGIC Convertible				AGIC Focused Opportunity
	Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Period 12/27/10† through 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	1,457,614	$40,447,006	4,117,960	$123,448,545	833	$11,848	151,347	$2,556,561
Class C	266,866	7,370,220	1,127,292	33,950,033	—	—	—	—
Class D	652,534	17,971,103	2,659,522	79,835,213	—	—	—	—
Class R	5,127	142,659	941	27,672	—	—	—	—
Class P	666,908	18,246,384	1,396,611	42,036,615	—	—	—	—
Institutional Class	5,931,043	162,773,613	12,596,468	379,973,300	35,941	538,500	18,563	313,461
Administrative Class	35,041	968,078	57,949	1,776,862	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	164,606	4,319,823	24,953	705,516	1,827	23,316	—	—
Class C	40,230	1,053,523	3,270	92,229	—	—	—	—
Class D	93,640	2,453,154	17,875	513,118	—	—	—	—
Class R	59	1,540	10	290	—	—	—	—
Class P	52,643	1,379,395	19,385	551,169	—	—	—	—
Institutional Class	507,833	13,281,722	113,374	3,227,183	16,842	215,912	—	—
Administrative Class	4,273	111,935	607	17,120	—	—	—	—

Cost of shares redeemed:
Class A	(909,469)	(24,978,484)	(2,208,042)	(64,609,157)	(13,921)	(197,590)	(126,404)	(2,018,002)
Class C	(172,186)	(4,707,804)	(162,850)	(4,488,169)	—	—	—	—
Class D	(624,471)	(17,116,896)	(1,680,038)	(47,371,791)	—	—	—	—
Class R	(21)	(573)	(13)	(354)	—	—	—	—
Class P	(447,201)	(12,215,792)	(838,473)	(23,947,520)	—	—	—	—
Institutional Class	(1,200,777)	(32,660,180)	(10,856,516)	(326,061,953)	—	—	(3,653)	(60,658)
Administrative Class	(14,697)	(410,163)	(10,710)	(300,857)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	6,509,595	$178,430,263	6,379,575	$199,375,064	41,522	$591,986	39,853	$791,362

†	Commencement of operations.

202	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

AGIC Global Managed Volatility		AGIC High Yield Bond				AGIC International Growth Opportunities
Period 12/19/2011† through 5/31/2012 (unaudited)		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	$—	3,865,638	$38,064,303	7,294,133	$71,461,055	35,522	$1,048,344	163,667	$4,967,701
—	—	1,441,027	14,285,877	1,570,906	15,647,870	2,560	75,919	16,858	555,978
—	—	977,403	9,501,387	2,814,482	27,460,035	5,900	182,646	72,980	2,231,467
—	—	169,686	1,657,523	35,718	340,228	—	—	—	—
—	—	1,945,032	18,874,469	1,185,293	11,265,964	167,265	4,697,837	246,894	7,927,089
688,912	10,519,668	3,657,442	35,580,693	3,197,108	31,573,391	590,021	17,441,552	744,286	24,713,842
—	—	—	—	—	—	30,727	976,500	—	—

—	—	138,870	1,369,480	57,534	577,352	—	—	177	5,749
—	—	58,676	578,221	21,544	214,281	—	—	111	3,589
—	—	118,862	1,142,302	27,520	268,209	—	—	22	709
—	—	3,076	29,612	908	8,658	—	—	6	181
—	—	38,934	373,249	8,258	79,460	—	—	5,191	165,614
—	—	419,207	4,027,407	669,136	6,625,064	—	—	43,209	1,412,519
—	—	63	603	90	877	—	—	6	200
—	—	(491,736)	(4,861,187)	(1,149,810)	(11,398,552)	(30,849)	(944,567)	(21,996)	(667,282)

—	—	(250,786)	(2,478,078)	(338,367)	(3,368,940)	(1,292)	(39,311)	(6,373)	(203,437)
—	—	(731,383)	(7,095,483)	(707,724)	(6,867,411)	(53,058)	(1,554,981)	(23,407)	(675,841)
—	—	(26,817)	(262,234)	(1,479)	(13,948)	—	—	—	—
—	—	(933,240)	(9,070,233)	(18,778)	(180,619)	(390,240)	(11,034,382)	(540,624)	(17,514,175)
(33,533)	(515,779)	(1,009,359)	(9,796,577)	(6,023,553)	(60,195,792)	(752,515)	(22,970,764)	(683,269)	(22,594,836)
—	—	—	—	—	—	(30,727)	(989,405)	—	—

655,379	$10,003,889	9,390,595	$91,921,334	8,642,919	$83,497,182	(426,686)	$(13,110,612)	17,738	$329,067

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	203

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

	AGIC Micro Cap				AGIC Ultra Micro Cap
	Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	9,649 **	$106,035 **	—	$—	131,260 **	$1,958,411 **	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class R	—		—	—	—	—	—	—
Class P	8,156	92,540	51,302 **	629,729 **	1,235	17,975	37,462 **	$539,748 **
Institutional Class	248,390	2,773,727	614,035	8,609,305	109,583	1,604,963	620,622	9,281,124
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	6,876	68,342	90	990	306	3,948	56	683
Institutional Class	741,436	7,377,291	369,423	4,857,607	12,551	162,280	20,706	272,288
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(417)	(5,076)	—	—	(1,018)	(14,955)	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	(13,971)	(149,151)	(16,494)	(207,268)	(330)	(5,000)	(20,154)	(284,644)
Institutional Class	(406,415)	(4,521,922)	(1,349,277)	(18,635,852)	(63,673)	(894,234)	(256,290)	(3,610,430)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	593,704	$5,741,786	(330,921)	$(4,745,489)	189,914	$2,833,388	402,402	$6,198,769

**	Inclusive of shares sold to AAM subsequent to commencement of operations.

204	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

AGIC U.S. Emerging Growth						F&T Behavioral Advantage Large Cap				NFJ Global Dividend Value
Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011				Six Months ended 5/31/2012 (unaudited)		Period 9/8/2011 through 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011
Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

32,992	$432,173	68,566	**	$850,073	**	193	$3,431	—	$—	28,911	$510,490	654,259	$12,566,440
8,379	113,365	23,576	**	362,381	**	133	2,433	—	—	54,873	984,659	134,507	2,496,832
2,583	32,850	2,433	**	35,805	**	1	25	—	—	18,650	351,337	82,330	1,583,468
—	—	726	**	10,000	**	—	—	—	—	—	—	—	—
475	6,500	1,180	**	16,110	**	—	—	—	—	17,557	326,296	46,644	880,403
152,841	1,979,804	594,912		8,282,167		43,063	726,002	—	—	955,761	17,656,097	634,966	12,119,470
—	—	—		—		—	—	—	—	—	—	—	—

568	6,682	—		—		2	39	—	—	9,262	155,934	10,682	193,347
853	9,981	—		—		1	15	—	—	3,941	65,668	4,615	83,603
173	2,039	—		—		3	40	—	—	602	9,933	2,305	42,712
61	719	—		—		—	—	—	—	—	—	—	—
98	1,158	—		—		3	44	—	—	1,200	20,631	267	4,254
113,057	1,336,329	—		—		2,969	47,353	—	—	36,880	631,642	53,512	967,889
—	—	—		—		—	—	—	—	—	—	—	—

(5,541)	(73,723)	(5,842)		(80,925)		—	—	—	—	(155,841)	(2,813,423)	(353,864)	(6,584,050)
(2,614)	(34,063)	(13,491)		(205,863)		—	—	—	—	(41,390)	(739,689)	(31,600)	(552,423)
(2,288)	(30,624)	(372)		(5,309)		—	—	—	—	(21,798)	(387,075)	(63,906)	(1,053,860)
—	—	—		—		—	—	—	—	—	—	—	—
(206)	(2,833)	(25)		(300)		—	—	—	—	(1,864)	(33,887)	(6,464)	(110,123)
(342,760)	(4,581,308)	(599,871)		(8,241,928)		—	—	—	—	(238,762)	(4,311,202)	(352,604)	(6,240,325)
—	—	—		—		—	—	—	—	—	—	—	—
(41,329)	$(800,951)	71,792		$1,022,211		46,368	$779,382	—	$—	667,982	$12,427,411	815,649	$16,397,637

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	205

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

	NFJ International Value II		RCM All Alpha
	Six Months ended 5/31/2012 (unaudited)		Six Months ended 5/31/2012 (unaudited)		Period 3/31/11† through 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	—	—	337	$4,280	4,810	$70,225
Class C	—	—	188	2,476	32,288	461,545
Class D	—	—	—	—	1,664	25,000
Class P	—	—	—	—	5,326	80,000
Institutional Class	—	—	—	—	1,745	25,000

Issued in reinvestment of dividends and distributions:
Class A	1	$13	434	5,695	—	—
Class C	—	—	1,908	24,922	—	—
Class D	1	14	185	2,431	—	—
Class P	1	18	53	696	—	—
Institutional Class	368	5,954	26,551	349,684	—	—

Issued in reorganization:#
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—

Cost of shares redeemed:
Class A	—	—	(2,997)	(39,647)	(19)	(259)
Class C	—	—	(22,584)	(298,973)	(9,074)	(129,764)
Class D	—	—	(1,795)	(22,877)	—	—
Class P	—	—	—	—	(5,326)	(75,100)
Institutional Class	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	371	$5,999	2,280	$28,687	31,414	$456,647

†	Commencement of operations.
#	See Note 11(a) in Notes to Financial Statements.

206	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

RCM China Equity				RCM Disciplined Equity				RCM Global Water
Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Year ended 11/30/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,104	$15,867	90,773	$1,749,359	135,547	$2,199,624	320,925	$4,983,306	913,298	$8,502,182	1,496,912	$14,215,662
136	1,887	14,246	279,066	16,338	256,945	55,204	879,783	129,829	1,193,047	448,459	4,209,014
34,941	500,014	323,806	5,930,841	15,038	250,233	57,383	948,750	85,055	797,181	628,059	5,908,570
—	—	7,325	124,750	806	13,555	1,354	22,250	574,395	5,516,495	1,165,121	10,832,366
—	—	5,379	102,000	302,339	4,803,474	2,007,040	32,279,430	46,998	430,520	99,025	935,882

1,311	17,041	533	8,611	2,780	41,146	2,509	38,348	10,435	89,740	182	1,707
678	8,713	622	10,961	1,205	17,344	1,220	18,336	1	9	1	8
1,443	18,777	823	14,010	130	1,909	653	10,012	2,630	22,592	1	8
889	11,641	251	3,901	38	578	25	376	6,619	57,058	61	574
23,203	304,091	10,115	169,781	64,668	965,333	41,925	644,144	1,245	10,656	58	543

—	—	—	—	—	—	—	—	2,987,721	28,821,196	—	—
—	—	—	—	—	—	—	—	480,744	4,556,642	—	—
—	—	—	—	—	—	—	—	31,837	306,909	—	—
—	—	—	—	—	—	—	—	202,617	1,960,299	—	—
—	—	—	—	—	—	—	—	12,597	121,106	—	—

(2,303)	(32,848)	(90,663)	(1,701,325)	(29,793)	(476,565)	(71,454)	(1,103,510)	(596,410)	(5,646,823)	(1,052,353)	(9,700,364)
(1,291)	(18,671)	(27,171)	(502,150)	(9,233)	(146,085)	(26,436)	(390,005)	(382,257)	(3,496,041)	(629,642)	(5,714,031)
(25,452)	(377,072)	(328,680)	(6,079,143)	(945)	(15,033)	(73,524)	(1,087,726)	(242,023)	(2,264,926)	(173,033)	(1,574,117)
(7,408)	(106,101)	—	—	(5)	(77)	(579)	(9,364)	(837,919)	(7,809,731)	(549,706)	(5,028,372)
(294)	(3,859)	(90)	(1,386)	(589,172)	(9,165,945)	(563,108)	(8,811,402)	(4,894)	(46,692)	(114,534)	(1,056,963)
26,957	$339,480	7,269	$109,276	(90,259)	$(1,253,564)	1,753,137	$28,422,728	3,422,518	$33,121,419	1,318,611	$13,030,487

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	207

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

	RCM Redwood				RCM Short Duration High Income
	Six Months ended 5/31/2012 (unaudited)		Period 12/27/10† through 11/30/2011		Six Months ended 5/31/2012 (unaudited)		Period 10/3/11† through 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	23,351	$350,578	100,467	$1,505,398	657,619	$10,290,907	35,561	$542,812
Class C	495	7,433	27,047	401,295	298,532	4,638,356	82,665	1,256,840
Class D	4,322	65,000	31,660	476,177	105,320	1,646,498	3,585	54,878
Class P	—	—	10,826	156,001	257,672	4,044,167	—	—
Institutional Class	61,892	934,291	344,304	5,244,912	1,351,713	21,100,078	190,569	2,906,361

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	7,524	117,680	46	710
Class C	—	—	—	—	5,015	78,187	124	1,890
Class D	—	—	—	—	1,274	19,939	14	214
Class P	—	—	—	—	2,198	34,420	2	37
Institutional Class	—	—	—	—	29,353	459,183	1,772	27,146

Cost of shares redeemed:
Class A	(2,858)	(42,580)	(3,338)	(47,013)	(118,289)	(1,855,931)	(1,536)	(23,527)
Class C	(1,366)	(20,126)	(24,537)	(355,904)	(41,159)	(641,167)	(2,140)	(32,739)
Class D	(25,570)	(380,943)	—	—	(17,549)	(275,411)	—	—
Class P	(2,429)	(36,506)	—	—	(42,848)	(669,875)	—	—
Institutional Class	(51,083)	(763,362)	(34,655)	(493,512)	(104,831)	(1,647,965)	(37)	(564)
Net increase resulting from Fund share transactions	6,754	$113,785	451,774	$6,887,354	2,391,544	$37,339,066	310,625	$4,734,058

†	Commencement of operations.

10.	INVESTMENTS BY AFFILIATES AND INVESTMENTS IN AFFILIATES

At May 31, 2012, AAM held 5% or more of the outstanding shares of the following Funds:

Issuer Name	Approximate ownership
AGI Solutions 2015	44%
AGI Solutions 2020	65%
AGI Solutions 2025	100%
AGI Solutions 2030	57%
AGI Solutions 2035	100%
AGI Solutions 2040	73%
AGI Solutions 2045	100%
AGI Solutions 2050	80%
AGI Solutions 2055	100%
AGI Solutions Global Growth Allocation	69%
AGI Solutions Retirement Income	23%
AGIC Focused Opportunity	83%
AGIC Global Managed Volatility	17%
F&T Behavioral Advantage Large Cap	94%
NFJ International Value II	100%
RCM All Alpha	98%
RCM China Equity	82%
RCM Redwood	31%
RCM Short Duration High Income	11%

208	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

The tables below show the transactions in and earnings from the Underlying Funds for the six months ended May 31, 2012:

AGI Solutions 2015:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$117,716	$6,643	$76,326	$3,317	$48,228	$969	$2,491
AGIC Income & Growth	408,791	47,674	62,573	49,525	388,832	9,988	(1,270)
AGIC International Managed Volatility	120,253	—	116,902	—	—	—	(5,831)
AGIC Opportunity	165,223	14,674	138,355	2,579	47,555	—	2,062
AGIC U.S. Managed Volatility	—	98,917	641	(716)	97,555	—	(5)
NFJ Dividend Value	412,253	42,209	73,058	39,833	387,475	6,080	1,710
NFJ International Value	231,759	16,046	97,921	(8,290)	144,870	1,172	(12,964)
NFJ Mid-Cap Value	75,537	17,775	50,437	1,546	41,765	822	717
NFJ Small-Cap Value	180,139	8,410	—	30,020	179,368	3,404	—
RCM Global Commodity Equity	199,494	18,026	113,207	14,291	95,003	—	10,151
RCM Large-Cap Growth	159,065	—	156,537	—	—	—	6,964
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	206,976	13,669	2,028	195,535	—	201
AGIC International Growth Opportunities	78,648	3,451	85,565	—	—	—	29,958
AGIC U.S. Emerging Growth	209,411	18,840	128,431	11,501	95,943	—	10,603
NFJ Global Dividend Value	312,881	42,438	55,480	(3,551)	289,421	2,568	(2,445)
RCM Disciplined Equity	465,944	30,350	258,947	48,198	240,430	3,035	9,498
RCM Short Duration High Income	—	205,171	8,868	75	196,408	2,836	30
PIMCO Funds:
1-5 Year U.S. TIPS Index	1,495,515	—	819,937	12,627	680,360	5,365	10,045
CommoditiesPLUS Strategy	199,027	54,610	192,830	(6,756)	47,854	—	(37,894)
Commodity RealReturn Strategy	—	378,842	35,016	(49,993)	290,443	36,730	(3,390)
Floating Income	249,991	8,523	68,631	(7,692)	196,051	4,904	(3,770)
Foreign Bond (U.S. Dollar-Hedged)	397,220	26,136	40,080	35,422	394,596	10,605	(47)
Income	301,605	130,917	51,072	51,463	395,109	17,140	(365)
Real Return	2,321,102	956,056	259,187	396,215	3,084,012	44,836	(2,429)
RealEstateRealReturn Strategy	—	55,143	11,688	4,912	49,100	4,468	734
Short-Term	1,108,651	425,553	749,623	19,422	786,277	4,929	(8,699)
Total Return	402,066	112,402	38,835	35,379	495,218	10,122	168
Total	$9,612,291	$2,925,782	$3,703,816	$681,355	$8,867,408	$169,973	$6,223

AGI Solutions 2020:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$95,166	$9,082	$36,771	$17,357	$65,778	$859	$3,342
AGIC Income & Growth	256,182	25,284	11,810	37,676	265,400	6,531	(923)
AGIC International Managed Volatility	96,371	—	93,309	—	—	—	(7,298)
AGIC Opportunity	126,768	15,491	79,458	(2,104)	64,835	—	(6,672)
AGIC U.S. Managed Volatility	—	68,292	1,197	(489)	66,591	—	(15)
NFJ Dividend Value	322,080	22,892	70,412	29,499	277,730	4,158	(2,594)
NFJ International Value	161,294	9,810	68,411	(9,940)	98,896	761	(9,709)
NFJ Mid-Cap Value	63,261	17,636	9,998	(545)	70,562	1,001	658
NFJ Small-Cap Value	100,407	4,688	—	24,653	99,978	1,897	—
RCM Global Commodity Equity	130,095	12,189	71,011	13,085	64,864	—	8,093
RCM Large-Cap Growth	97,713	4,396	38,854	4,077	65,848	127	(678)
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	142,189	3,347	1,325	140,137	—	(30)
AGIC International Growth Opportunities	96,736	4,931	73,869	11,000	32,845	—	27,021
AGIC U.S. Emerging Growth	130,407	17,565	44,551	7,958	98,146	—	(5,270)
NFJ Global Dividend Value	304,351	30,904	81,637	(4,084)	243,670	2,095	(9,152)
RCM Disciplined Equity	304,655	19,289	161,392	37,650	164,115	1,918	2,368
RCM Short Duration High Income	—	173,336	5,550	(198)	167,600	2,186	12
PIMCO Funds:
1-5 Year U.S. TIPS Index	766,230	—	432,134	6,041	337,173	2,692	8,501
CommoditiesPLUS Strategy	213,170	45,257	140,589	(19,784)	97,929	4,341	(40,352)
Commodity RealReturn Strategy	—	237,988	4,000	(35,341)	198,272	23,828	(375)
Floating Income	188,733	9,283	35,262	(6,436)	167,295	4,013	(1,852)
Foreign Bond (U.S. Dollar-Hedged)	252,125	27,767	51,345	28,474	235,702	6,648	518
Income	190,210	72,808	68,753	38,639	202,291	9,933	969
Real Return	1,311,596	634,577	90,061	254,318	1,897,701	26,436	(480)
RealEstateRealReturn Strategy	—	106,093	13,456	7,441	100,557	7,224	479
Short-Term	637,957	273,617	395,993	12,599	516,633	3,027	(4,998)
Total Return	189,647	120,390	16,113	20,445	304,272	5,436	27
Total	$6,035,154	$2,105,754	$2,099,283	$473,316	$6,044,820	$115,111	$(38,410)

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	209

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

AGI Solutions 2025:

	Market Value 11/30/2011*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$64,880	$21,502	$806	$46,907	$600	$2,723
AGIC Income & Growth	—	130,430	5,491	969	126,228	2,859	320
AGIC Opportunity	—	48,848	22,323	777	30,829	—	3,527
AGIC U.S. Managed Volatility	—	32,526	620	(232)	31,669	—	(5)
NFJ Dividend Value	—	160,729	35,303	4,781	132,076	2,004	1,869
NFJ International Value	—	68,465	8,508	1,556	62,708	475	1,195
NFJ Mid-Cap Value	—	98,438	5,001	(460)	93,490	967	513
RCM Global Commodity Equity	—	51,535	5,001	(1,008)	46,260	—	734
RCM Large-Cap Growth	—	32,001	3,675	2,519	31,313	62	468
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	79,182	611	777	79,339	—	(9)
AGIC International Growth Opportunities	—	46,452	38,366	1,294	15,632	—	6,252
AGIC U.S. Emerging Growth	—	48,489	4,489	2,207	46,708	—	501
NFJ Global Dividend Value	—	142,384	14,459	1,976	131,535	1,156	1,634
RCM Disciplined Equity	—	113,244	5,003	498	109,267	935	528
RCM Short Duration High Income	—	81,120	1,337	(80)	79,707	1,050	4
PIMCO Funds:
1-5 Year U.S. TIPS Index	—	303,988	210,049	477	96,535	485	2,119
CommoditiesPLUS Strategy	—	87,942	2,476	(7,934)	77,616	4,174	84
Commodity RealReturn Strategy	—	110,263	1,873	(14,026)	94,288	11,423	(76)
Floating Income	—	93,929	16,764	1,934	79,561	1,741	462
Foreign Bond (U.S. Dollar-Hedged)	—	124,389	14,099	1,734	112,096	2,934	72
Income	—	113,467	20,950	3,255	96,211	4,269	439
Real Return	—	816,778	42,654	29,072	803,838	11,419	642
RealEstateRealReturn Strategy	—	68,231	9,871	4,890	63,748	4,881	498
Short-Term	—	334,226	101,227	2,940	236,127	1,144	188
Total Return	—	145,332	4,201	3,534	144,704	2,248	39
Total	—	$3,397,268	$595,853	$42,256	$2,868,392	$54,826	$24,721

AGI Solutions 2030:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$220,725	$38,487	$54,414	$60,291	$196,790	$2,112	$2,310
AGIC Income & Growth	329,430	46,354	11,451	34,253	357,483	8,790	(961)
AGIC International Managed Volatility	165,948	16,497	56,669	(8,589)	119,925	3,416	(7,385)
AGIC Opportunity	294,819	32,038	173,162	951	155,202	—	(17,098)
AGIC U.S. Managed Volatility	—	83,523	3,183	(585)	79,723	—	(32)
NFJ Dividend Value	369,407	46,421	77,839	40,986	340,393	5,081	(3,205)
NFJ International Value	349,585	28,668	131,888	(27,108)	236,753	1,781	(18,503)
NFJ Mid-Cap Value	60,186	44,809	8,485	9,327	95,776	1,155	45
NFJ Small-Cap Value	219,440	10,245	—	55,801	218,501	4,146	—
RCM Global Commodity Equity	226,116	31,064	85,702	22,230	155,257	—	6,724
RCM Large-Cap Growth	146,623	9,677	79,583	3,270	78,856	148	(3,700)
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	211,322	13,214	1,713	199,729	—	(93)
AGIC International Growth Opportunities	200,305	8,941	141,526	27,057	78,690	—	35,569
AGIC U.S. Emerging Growth	184,955	23,886	85,186	37,980	117,568	—	(325)
NFJ Global Dividend Value	353,260	79,348	22,510	(8,190)	394,198	3,461	(1,410)
RCM Disciplined Equity	368,443	58,696	30,926	75,143	392,942	4,397	43
RCM Short Duration High Income	—	214,554	13,659	(224)	200,684	2,665	13
PIMCO Funds:
1-5 Year U.S. TIPS Index	496,092	13,303	512,730	—	—	645	11,060
CommoditiesPLUS Strategy	292,492	96,619	75,003	(77,471)	273,532	14,934	(18,434)
Commodity RealReturn Strategy	—	288,049	4,439	(45,613)	237,419	27,513	(578)
Floating Income	256,812	29,577	51,981	(8,380)	240,377	5,752	(2,656)
Foreign Bond (U.S. Dollar-Hedged)	220,530	93,653	79,359	28,134	241,921	6,729	460
Income	147,881	114,494	28,331	12,428	242,243	9,862	175
Real Return	721,145	1,018,211	162,072	164,039	1,621,243	22,420	(145)
RealEstateRealReturn Strategy	—	170,449	27,119	16,048	160,491	13,921	1,113
Short-Term	1,301,866	301,709	1,157,044	2,540	441,872	3,410	(16,347)
Total Return	147,441	206,938	39,897	17,256	323,875	5,005	128
Total	$7,073,501	$3,317,532	$3,127,372	$433,287	$7,201,443	$147,343	$(33,232)

210	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

AGI Solutions 2035:

	Market Value 11/30/2011*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$114,954	$24,774	$1,654	$94,716	$1,049	$2,882
AGIC Income & Growth	—	143,319	1,019	1,160	143,394	3,294	(66)
AGIC International Managed Volatility	—	70,277	1,369	1,535	70,555	2,088	112
AGIC Opportunity	—	112,139	25,576	2,783	93,396	—	4,050
AGIC U.S. Managed Volatility	—	47,971	2,083	2,097	47,968	241	(17)
NFJ Dividend Value	—	190,841	17,670	6,706	181,006	2,749	1,129
NFJ International Value	—	132,847	11,055	3,475	126,638	973	1,371
NFJ Mid-Cap Value	—	152,475	7,501	5,315	151,037	2,211	748
RCM Global Commodity Equity	—	74,098	4,824	(1,324)	68,526	—	576
RCM Large-Cap Growth	—	46,152	18,041	2,640	31,633	62	882
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	84,419	1,869	800	83,324	—	(26)
AGIC International Growth Opportunities	—	77,842	41,156	3,983	47,344	—	6,675
AGIC U.S. Emerging Growth	—	62,449	3,027	3,141	62,873	—	310
NFJ Global Dividend Value	—	182,423	13,162	2,995	173,947	1,542	1,691
RCM Disciplined Equity	—	173,655	9,048	7,816	173,385	2,058	962
RCM Short Duration High Income	—	82,810	2,222	(73)	80,499	1,080	(16)
PIMCO Funds:
1-5 Year U.S. TIPS Index	—	151,994	153,494	—	—	—	1,500
CommoditiesPLUS Strategy	—	156,490	—	(15,350)	141,140	6,261	—
Commodity RealReturn Strategy	—	109,579	—	(14,354)	95,225	11,454	—
Floating Income	—	124,068	14,720	2,788	112,493	2,466	357
Foreign Bond (U.S. Dollar-Hedged)	—	59,661	12,014	812	48,521	1,366	62
Income	—	66,342	19,817	1,631	48,586	2,374	430
Real Return	—	496,673	23,201	17,052	490,930	6,533	406
RealEstateRealReturn Strategy	—	98,465	43,275	6,116	64,385	7,263	3,079
Short-Term	—	289,037	137,269	2,206	154,689	991	715
Total Return	—	149,494	5,703	2,336	146,152	1,353	25
Total	—	$3,450,474	$593,889	$47,940	$2,932,362	$57,408	$27,837

AGI Solutions 2040:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$242,185	$30,042	$40,251	$71,145	$221,408	$2,201	$(141)
AGIC Income & Growth	318,509	43,451	3,716	57,760	351,160	8,593	(378)
AGIC International Managed Volatility	228,259	55,362	48,816	(17,024)	224,894	5,312	(7,609)
AGIC Opportunity	301,434	30,210	109,113	(10,298)	218,281	—	(11,794)
AGIC U.S. Managed Volatility	115,930	59,866	12,763	33,423	160,188	894	(220)
NFJ Dividend Value	379,829	36,216	5,075	55,038	413,627	5,989	(417)
NFJ International Value	391,744	23,294	124,320	(35,278)	279,152	2,044	(20,176)
NFJ Mid-Cap Value	74,483	30,421	—	10,202	102,749	1,100	—
NFJ Small-Cap Value	245,608	11,467	—	68,822	244,558	4,641	—
RCM Global Commodity Equity	201,889	29,689	59,482	22,072	156,072	—	7,050
RCM Large-Cap Growth	116,001	5,649	63,299	432	63,382	170	211
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	180,137	8,199	1,473	173,370	—	(41)
AGIC International Growth Opportunities	209,364	10,265	103,962	43,529	126,501	—	25,021
AGIC U.S. Emerging Growth	163,810	22,596	37,593	37,188	138,574	—	(6,697)
NFJ Global Dividend Value	331,815	40,331	8,154	(3,732)	348,545	3,015	(1,487)
RCM Disciplined Equity	378,839	40,510	5,252	95,386	410,665	4,471	(64)
RCM Short Duration High Income	—	170,437	9,005	(136)	161,287	2,138	(9)
PIMCO Funds:
1-5 Year U.S. TIPS Index	188,796	—	189,183	—	—	246	3,273
CommoditiesPLUS Strategy	375,971	131,380	73,896	(114,176)	376,965	19,471	(19,334)
Commodity RealReturn Strategy	—	187,828	—	(28,825)	159,003	17,934	—
Floating Income	290,257	28,882	35,741	(10,025)	289,775	6,800	(1,783)
Real Return	—	556,822	116,695	18,323	458,822	6,892	372
RealEstateRealReturn Strategy	—	143,998	29,420	12,901	128,980	11,681	1,501
Short-Term	863,498	267,801	838,716	1,986	290,551	2,522	(9,303)
Total Return	—	305,850	17,258	4,109	292,760	2,083	59
Total	$5,418,221	$2,442,504	$1,939,909	$314,295	$5,791,269	$108,197	$(41,966)

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	211

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

AGI Solutions 2045:

	Market Value 11/30/2011*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$130,499	$24,201	$2,063	$111,370	$1,199	$3,009
AGIC Income & Growth	—	176,958	1,583	1,328	176,600	4,051	(103)
AGIC International Managed Volatility	—	120,099	—	2,689	122,788	3,607	—
AGIC Opportunity	—	142,747	24,831	3,906	125,494	—	3,672
AGIC U.S. Managed Volatility	—	80,694	4,467	4,360	80,552	482	(35)
NFJ Dividend Value	—	205,805	5,810	7,835	207,989	3,171	159
NFJ International Value	—	153,500	5,949	4,939	153,134	1,179	644
NFJ Mid-Cap Value	—	188,450	5,500	6,897	190,257	2,764	410
RCM Global Commodity Equity	—	90,813	5,000	(1,672)	84,738	—	597
RCM Large-Cap Growth	—	30,635	1,708	2,688	31,871	62	256
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	98,199	2,206	917	96,880	—	(30)
AGIC International Growth Opportunities	—	108,702	42,931	6,754	79,492	—	6,967
AGIC U.S. Emerging Growth	—	79,146	4,304	3,825	79,181	—	514
NFJ Global Dividend Value	—	193,846	7,263	3,866	191,207	1,706	758
RCM Disciplined Equity	—	203,069	6,352	9,480	206,480	2,432	283
RCM Short Duration High Income	—	84,125	2,939	(71)	81,117	1,088	2
PIMCO Funds:
CommoditiesPLUS Strategy	—	208,869	—	(19,321)	189,548	10,435	—
Commodity RealReturn Strategy	—	147,226	—	(19,298)	127,928	15,271	—
Floating Income	—	157,669	15,785	3,611	145,741	3,192	246
Real Return	—	199,498	105,385	3,653	98,972	2,098	1,206
RealEstateRealReturn Strategy	—	114,455	59,874	6,171	64,848	8,054	4,096
Short-Term	—	188,172	76,945	1,621	113,659	775	811
Total Return	—	153,046	7,583	1,780	147,276	962	33
Total	—	$3,256,222	$410,616	$38,021	$2,907,122	$62,528	$23,495

AGI Solutions 2050:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$254,129	$42,040	$51,064	$72,487	$234,011	$2,368	$1,211
AGIC Income & Growth	330,365	63,235	32,627	63,145	354,127	8,928	(1,651)
AGIC International Managed Volatility	252,113	38,101	43,524	(17,921)	237,565	6,737	(7,263)
AGIC Opportunity	340,287	45,982	122,143	(13,893)	259,643	—	(11,569)
AGIC U.S. Managed Volatility	110,221	64,773	24,151	32,281	148,069	855	70
NFJ Dividend Value	388,945	48,653	29,047	58,440	411,754	6,247	(21)
NFJ International Value	391,291	27,803	114,840	(36,482)	293,224	2,216	(16,937)
NFJ Mid-Cap Value	69,977	36,765	21,543	9,283	83,983	1,053	379
NFJ Small-Cap Value	267,345	12,481	—	75,187	266,202	5,052	—
RCM Global Commodity Equity	224,572	30,575	63,548	23,566	173,178	—	2,841
RCM Large-Cap Growth	110,299	6,197	60,282	297	58,576	109	(2,198)
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	199,761	23,135	1,671	178,053	—	(244)
AGIC International Growth Opportunities	223,015	27,391	88,108	61,214	175,312	—	11,532
AGIC U.S. Emerging Growth	166,852	35,317	17,028	32,039	174,629	—	(1,842)
NFJ Global Dividend Value	332,095	54,137	20,307	(5,654)	351,479	3,197	(567)
RCM Disciplined Equity	387,915	50,788	26,995	95,152	408,744	4,591	562
RCM Short Duration High Income	—	163,891	14,665	(114)	149,114	2,042	2
PIMCO Funds:
CommoditiesPLUS Strategy	385,019	135,094	116,727	(97,404)	348,490	18,385	(32,425)
Commodity RealReturn Strategy	—	301,140	20,563	(42,641)	235,173	27,346	(2,763)
Floating Income	275,970	48,699	63,241	(8,650)	267,908	6,540	(2,646)
Real Return	—	196,776	199,165	—	—	1,228	2,389
RealEstateRealReturn Strategy	—	129,387	22,694	11,807	119,215	10,783	715
Short-Term	642,366	66,045	509,877	926	196,999	1,831	(6,019)
Total Return	—	301,853	35,177	4,001	270,752	1,944	75
Total	$5,152,776	$2,126,884	$1,720,451	$318,737	$5,396,200	$111,452	$(66,369)

212	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

AGI Solutions 2055:

	Market Value 11/30/2011*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$146,671	$24,999	$2,283	$126,961	$1,349	$3,006
AGIC Income & Growth	—	194,646	3,744	1,479	192,206	4,442	(175)
AGIC International Managed Volatility	—	126,146	—	2,790	128,936	3,797	—
AGIC Opportunity	—	158,719	25,915	4,309	140,806	—	3,693
AGIC U.S. Managed Volatility	—	80,788	4,785	4,397	80,361	482	(39)
NFJ Dividend Value	—	219,844	5,000	8,474	223,475	3,424	157
NFJ International Value	—	159,695	6,385	5,155	159,116	1,230	651
NFJ Mid-Cap Value	—	189,568	7,483	7,048	189,808	2,810	675
RCM Global Commodity Equity	—	99,754	4,600	(1,706)	93,998	—	550
RCM Large-Cap Growth	—	30,512	1,658	2,693	31,795	62	248
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	99,555	3,783	919	96,656	—	(35)
AGIC International Growth Opportunities	—	123,996	44,224	8,116	95,158	—	7,270
AGIC U.S. Emerging Growth	—	94,195	4,532	4,640	94,787	—	484
NFJ Global Dividend Value	—	193,160	7,062	3,872	190,747	1,708	777
RCM Disciplined Equity	—	217,924	6,697	10,214	221,824	2,620	383
RCM Short Duration High Income	—	84,177	3,183	(69)	80,926	1,089	1
PIMCO Funds:
CommoditiesPLUS Strategy	—	208,456	—	(19,375)	189,081	10,435	—
Commodity RealReturn Strategy	—	146,954	—	(19,331)	127,623	15,275	—
Floating Income	—	163,286	21,824	3,602	145,398	3,215	334
Real Return	—	100,160	101,181	—	1	660	1,022
RealEstateRealReturn Strategy	—	114,472	59,945	6,157	64,692	8,072	4,008
Short-Term	—	177,613	73,022	1,524	106,913	733	798
Total Return	—	153,279	8,151	1,773	146,937	964	36
Total	—	$3,283,570	$418,173	$38,964	$2,928,205	$62,367	$23,844

AGI Solutions Global Allocation:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$7,258,451	$1,281,141	$2,276,532	$1,381,584	$6,025,867	$70,712	$334,596
AGIC Income & Growth	7,571,983	359,869	1,724,134	779,463	6,084,677	162,872	162,445
AGIC International Managed Volatility	8,633,917	1,269,363	378,650	(70,852)	9,183,966	255,487	(28,143)
AGIC Opportunity	7,433,793	842,868	4,365,569	1,466,307	4,009,855	—	317,970
AGIC U.S. Managed Volatility	2,166,343	2,365,845	382,274	512,461	4,072,221	16,253	3,773
NFJ Dividend Value	5,459,330	108,741	575,395	426,235	5,053,008	79,931	45,517
NFJ International Value	14,121,571	1,008,479	1,605,901	(1,669,383)	13,241,462	104,773	(118,828)
NFJ Large-Cap Value	4,340,098	108,808	529,125	825,529	4,032,617	56,929	85,222
NFJ Mid-Cap Value	2,678,797	120,107	1,928,499	308,734	831,840	21,585	654,067
NFJ Small-Cap Value	6,013,123	280,730	—	1,926,449	5,987,406	113,621	—
RCM Global Commodity Equity	8,724,654	1,212,207	2,195,510	710,673	7,058,757	—	273,054
RCM Large-Cap Growth	7,496,097	49,942	3,668,803	1,015,847	4,025,789	8,249	616,040
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	8,542,823	404,331	28,359	8,159,718	—	(7,133)
AGIC International Growth Opportunities	7,081,374	204,082	3,743,861	1,274,427	4,015,527	—	1,149,095
AGIC U.S. Emerging Growth	7,648,836	748,995	3,046,980	1,090,456	5,048,393	—	490,930
NFJ Global Dividend Value	9,787,057	1,740,023	1,006,534	(70,908)	10,136,116	91,934	38,639
RCM Disciplined Equity	8,710,241	415,965	2,035,328	1,609,729	7,023,755	87,408	154,955
RCM Short Duration High Income	—	5,451,445	311,732	(15,766)	5,123,877	69,808	(70)
PIMCO Funds:
0-5 Year High Yield Corporate Bond Index Fund	326,978	—	329,998	—	—	—	5,378
1-5 Year U.S. TIPS Index	21,284,459	—	14,883,925	116,798	6,504,007	60,371	135,609
CommoditiesPLUS Strategy	3,456,973	337,088	1,422,352	(678,052)	1,996,702	138,741	(438,412)
Commodity RealReturn Strategy	—	5,000,814	178,076	(762,694)	4,040,998	518,538	(19,046)
Floating Income	9,580,005	394,364	3,076,352	(310,676)	7,160,131	194,475	(188,174)
Foreign Bond (U.S. Dollar-Hedged)	8,340,909	5,369,514	1,667,758	1,004,734	12,353,626	329,527	12,333
Income	7,371,833	6,470,175	1,916,256	361,336	12,369,730	544,641	23,876
Real Return	—	8,535,840	846,009	248,649	7,948,954	61,483	10,474
Short-Term	33,308,970	9,659,795	28,711,567	83,978	14,208,698	113,574	(366,997)
Total Return	7,295,261	8,528,509	2,028,286	883,614	14,227,770	223,005	9,749
Total	$206,091,053	$70,407,532	$85,239,737	$12,477,031	$189,925,467	$3,323,917	$3,356,919

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	213

Notes to Financial Statements  (Cont.)

May 31, 2012 (unaudited)

AGI Solutions Global Growth Allocation:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$358,901	$106,613	$85,609	$82,989	$366,564	$4,017	$(889)
AGIC Income & Growth	321,912	15,047	29,174	47,632	302,867	7,999	163
AGIC International Managed Volatility	363,685	102,559	43,641	(39,469)	406,315	10,416	(6,929)
AGIC Opportunity	431,779	39,758	209,452	(4,152)	262,816	—	(18,019)
AGIC U.S. Managed Volatility	147,767	58,619	32,883	38,936	168,836	1,072	1,702
NFJ Dividend Value	513,434	14,591	96,349	97,215	435,998	6,900	1,401
NFJ International Value	587,403	99,786	76,453	(66,690)	601,620	4,792	(7,089)
NFJ Mid-Cap Value	105,561	16,418	62,734	8,758	57,551	995	3,623
NFJ Small-Cap Value	376,665	17,585	—	107,964	375,054	7,117	—
RCM Global Commodity Equity	330,749	25,949	65,199	29,387	263,019	—	2,662
RCM Large-Cap Growth	258,768	270	129,327	842	133,597	270	(6,634)
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	294,425	24,422	1,059	270,743	—	(319)
AGIC International Growth Opportunities	360,609	10,875	158,794	87,158	233,232	—	15,963
AGIC U.S. Emerging Growth	223,658	22,573	34,585	75,214	199,082	—	3,988
NFJ Global Dividend Value	511,509	30,521	56,173	(12,119)	467,492	4,297	(3,301)
RCM Disciplined Equity	513,820	21,949	101,954	89,243	432,842	5,318	3,614
RCM Short Duration High Income	—	182,950	12,436	(434)	170,029	2,038	(51)
PIMCO Funds:
CommoditiesPLUS Strategy	214,388	17,684	77,099	(41,064)	132,491	9,227	(21,533)
Commodity RealReturn Strategy	—	265,813	27,522	(34,343)	201,116	27,005	(2,832)
Floating Income	425,766	17,042	159,388	(8,475)	291,908	7,675	(10,801)
Foreign Bond (U.S. Dollar-Hedged)	—	151,221	16,811	2,059	136,643	3,546	174
Income	—	154,142	22,412	4,668	136,819	5,991	421
Short-Term	772,985	8,604	775,232	—	—	767	(10,615)
Total	$6,819,359	$1,674,994	$2,297,649	$466,378	$6,046,634	$109,442	$(55,301)

AGI Solutions Retirement Income:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$122,726	$67,478	$104,280	$3,488	$90,443	$1,531	$1,215
AGIC Income & Growth	613,325	159,517	30,340	28,636	729,650	17,484	(1,873)
AGIC International Managed Volatility	177,860	3,831	176,706	—	—	—	(10,534)
AGIC Opportunity	231,625	42,961	193,051	4,277	89,224	—	214
AGIC U.S. Managed Volatility	—	187,068	2,637	(1,345)	183,065	—	(21)
NFJ Dividend Value	623,707	164,653	66,777	40,897	727,056	10,352	912
NFJ International Value	316,457	41,538	167,492	(501)	181,369	1,325	(24,025)
NFJ Mid-Cap Value	18,963	59,585	28,284	(1,973)	47,030	27	317
NFJ Small-Cap Value	224,668	10,489	—	26,008	223,708	4,245	—
RCM Global Commodity Equity	306,714	49,878	159,593	8,351	178,212	—	(1,608)
RCM Large-Cap Growth	227,741	12,780	237,427	—	—	—	15,507
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	380,680	16,992	3,139	366,924	—	97
AGIC International Growth Opportunities	72,835	—	72,529	—	—	—	16,649
AGIC U.S. Emerging Growth	235,798	48,904	95,507	6,734	180,035	—	(5,364)
NFJ Global Dividend Value	470,431	148,643	55,172	(11,234)	543,058	4,673	(2,407)
RCM Disciplined Equity	535,239	109,415	100,005	47,657	541,299	5,719	(452)
RCM Short Duration High Income	—	381,147	12,670	104	368,589	5,358	7
PIMCO Funds:
1-5 Year U.S. TIPS Index	2,166,731	42,473	915,051	22,552	1,301,822	9,363	4,920
CommoditiesPLUS Strategy	232,105	106,599	230,749	(12,833)	89,791	—	(36,064)
Commodity RealReturn Strategy	—	557,379	21,108	(79,307)	454,272	51,152	(2,692)
Floating Income	227,589	36,650	87,128	(2,238)	183,960	4,790	(4,027)
Foreign Bond (U.S. Dollar-Hedged)	623,279	169,278	72,480	38,312	740,533	18,482	268
Income	629,872	355,101	273,050	77,123	741,507	35,423	(2,449)
Real Return	4,157,040	2,837,246	1,197,371	552,323	5,939,208	85,543	(5,407)
RealEstateRealReturn Strategy	—	95,474	13,000	9,208	92,129	7,740	447
Short-Term	1,922,549	1,154,248	1,367,119	29,536	1,715,348	9,785	(16,219)
Total Return	624,752	351,365	81,409	47,111	929,380	18,200	(215)
Total	$14,762,006	$7,574,380	$5,777,927	$836,025	$16,637,612	$291,192	$(72,804)

*	Commencement of operations, December 19, 2011.

214	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

11.	FUND EVENTS

a. Reorganization

Prior to the opening of business on February 27, 2012, Allianz RCM Global Water Fund (the “Survivor Fund”) acquired all assets and liabilities of Allianz RCM Global EcoTrendsSM Fund (the “Target Fund”). The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, valued at $35,766,152 in total, for shares of the Survivor Fund as follows:

	Shares of Target Fund	Shares of Survivor Fund
Class A	1,489,283	2,987,721
Class C	241,552	480,744
Class D	15,843	31,837
Class P	100,556	202,617
Institutional Class	6,191	12,597

The investment portfolio of the Target Fund, with a market value of $34,252,539 and identified cost of $34,244,073 at February 24, 2012, was the principal asset acquired by the Survivor Fund. For financial reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Survivor Fund’s net assets were $73,746,391. The Target Fund’s net unrealized appreciation of investments at acquisition date was $8,466.

See Note 9 in the Notes to Financial Statements for the changes in shares outstanding for the Survivor Fund during the six months ended May 31, 2012.

b. New Funds

On December 1, 2011, Allianz NFJ International Value II Fund commenced operations as a series of the Trust, offering Class A, C, D, P and Institutional Class shares.

On December 19, 2011, Allianz Global Investors Solutions 2025, Allianz Global Investors Solutions 2035, Allianz Global Investors Solutions 2045 and Allianz Global Investors Solutions 2055 each commenced operations as a series of the Trust, with each Fund offering Class A, P, R, Institutional and Administrative Class shares.

On December 19, 2011, Allianz AGIC Global Managed Volatility commenced operations as a series of the Trust, offering Class A, C, D, P and Institutional Class shares.

c. Fund Liquidation

On May 21, 2012, Allianz AGIC International Growth liquidated as a series of the Trust.

d. New Share Classes

On December 19, 2011, Allianz AGIC Micro Cap and Allianz AGIC Ultra Micro Cap began offering Class A shares.

12.	SUBSEQUENT EVENTS

On June 1, 2012, Allianz NFJ International Small-Cap Value commenced operations as a series of the Trust. The investment objective is to seek long-term capital appreciation.

On June 21, 2012, the following Funds declared net investment income dividends to shareholders, payable June 21, 2012 to shareholders of record on June 20, 2012:

Fund Name	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class	Class P
AGI Solutions Global Allocation	$0.04849	$0.02536	$0.02858	$0.04952	$0.04277	$0.05571	$0.04905	$0.05329
AGI Solutions Retirement	0.08651	N/A	0.05340	0.08211	0.07031	0.10168	0.08943	0.10075
AGIC Convertible	0.08374	N/A	0.03640	0.07416	0.06079	0.10686	0.08829	0.09746
AGIC High Yield Bond	0.06023	N/A	0.05416	0.06007	0.05896	0.06250	0.06073	0.06174
NFJ Global Dividend Value	0.21551	N/A	0.18127	0.18080	N/A	0.22729	N/A	0.22284
NFJ International Value II	0.20871	N/A	0.18077	0.20871	N/A	0.22187	N/A	0.21808
RCM Short Duration High Income	0.08124	N/A	0.07174	0.07981	N/A	0.08458	N/A	0.08331

On June 22, 2012, Allianz RCM All Alpha liquidated as a series of the Trust.

On July 11, 2012, shareholders of AGIC International Growth Opportunities approved a change in the Fund’s sub-adviser to take effect on July 13, 2012. RCM Capital Management LLC and AGI Europe GmbH assumed the roles of sub-adviser and portfolio manager, respectively. The Fund changed its name to Allianz RCM International Small Cap and adopted a new non-fundamental investment policy to invest at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. Related changes were made to the Fund’s benchmark and portfolio managers.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	215

Shareholder Meeting Results/Changes to Board of Trustees

(unaudited)

Shareholder Meeting Results:

The Trust on behalf of it series, Allianz AGIC International Growth Opportunities Fund, held a special meeting of shareholders on July 11, 2012. Shareholders voted on the following proposals:

Proposal 1:

Approval of RCM Capital Management LLC as the new sub-adviser to the Fund and the terms of a Sub-Advisory Agreement relating to the Fund between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC.

Proposal 2:

Approval of Allianz Global Investors Europe GmbH as the portfolio manager to the Fund and the terms of a Portfolio Management Agreement relating to the Fund between RCM Capital Management LLC and Allianz Global Investors Europe GmbH.

The Fund’s shareholders voted as indicated below:

	For	Against	Abstain
Proposal 1	2,243,402	55,242	122,530
Proposal 2	2,232,222	66,422	122,530

Changes to Board of Trustees:

Paul Belica retired from the Funds’ Board of Trustees effective December 31, 2011.

216	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

(unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment management agreement or sub-advisory agreement for a Fund and annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Investment Manager”), (ii) the Sub-Advisory Agreements between the Investment Manager and the applicable sub-adviser for each Fund, and (iii) the Portfolio Management Agreements between RCM Capital Management LLC (“RCM”) and each of Allianz Global Investors Europe Holding GmbH (“AGIE”), RCM Asia Pacific Limited (“RCM AP”) and Caywood-Scholl Capital Management LLC (“Caywood-Scholl”) for certain Funds in the Trust. The Amended and Restated Investment Management Agreement, the Sub-Advisory Agreements and the Portfolio Management Agreements are collectively referred to herein as the “Agreements”. The sub-advisers for the Funds appearing in this report include Allianz Global Investors Solutions LLC (“AGIS”), Allianz Global Investors Capital LLC (“AGIC”), Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), NFJ Investment Group LLC (“NFJ”), RCM, AGIE, RCM AP and Caywood-Scholl (the “Sub-Advisers”).

The new agreements approved during the period covered by this report relate to the organization of Allianz Global Investors Solutions 2025 Fund (the “2025 Fund”), Allianz Global Investors Solutions 2035 Fund (the “2035 Fund”), Allianz Global Investors Solutions 2045 Fund (the “2045 Fund”), Allianz Global Investors Solutions 2055 Fund (“2055 Fund” and, together with the 2025 Fund, 2035 Fund and 2045 Fund, the “New AGIS Funds”), Allianz AGIC Global Managed Volatility Fund (“AGIC Global Managed Volatility Fund”) and NFJ International Small-Cap Value Fund (“NFJ Small-Cap Value Fund” and together with the New AGIS Funds and AGIC Global Managed Volatility Fund, the “New Funds”). At an in-person meeting held on December 13-14, 2011, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to the New AGIS Funds and AGIC Global Managed Volatility Fund, each a new series of the Trust, which commenced operations on December 19, 2011. On April 3-4, 2012, at an in-person meeting, the Board and the Independent Trustees unanimously approved, for an initial two-year term, the Agreements with respect to NFJ Small-Cap Value Fund, a new series of the Trust, which commenced operations on June 1, 2012.

At the in-person meeting held on March 13, 2012, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an interim period from April 1, 2012 through April 30, 2012 with respect to the Allianz AGIC Convertible Fund, Allianz AGIC Focused Opportunity Fund, Allianz AGIC High Yield Bond Fund, Allianz AGIC International Growth Fund1, Allianz AGIC International Growth Opportunities Fund2, Allianz AGIC Micro Cap Fund, Allianz AGIC Ultra Micro Cap Fund, Allianz AGIC U.S. Emerging Growth Fund, Allianz NFJ Global Dividend Value Fund, Allianz Global Investors Solutions 2015 Fund (the “2015 Fund”), Allianz Global Investors Solutions 2020 Fund (the “2020 Fund”), Allianz Global Investors Solutions 2030 Fund (the “2030 Fund”), Allianz Global Investors Solutions 2040 Fund (the “2040 Fund”), Allianz Global Investors Solutions 2050 Fund (the “2050 Fund”), Allianz Global Investors Solutions Global Allocation Fund, Allianz Global Investors Solutions Global Growth Allocation Fund, Allianz Global Investors Solutions Retirement Income Fund, Allianz RCM China Equity Fund, Allianz RCM Disciplined Equity Fund, Allianz RCM Global Water Fund and Allianz RCM Redwood Fund (the “Renewal Funds” and together with the New Funds, the “Funds”).

At the in-person meeting held on April 3-4, 2012, the Board and the Independent Trustees unanimously approved the continuation of the Renewal Funds Agreements for an additional one-year period.

[1]	AGIC International Growth Fund was liquidated on May 21, 2012.
[2]	Effective on July 16, 2012, the Fund changed its name to Allianz RCM International Small-Cap Fund.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, Inc. (“Lipper”) for all the Funds except the New AGIS Funds and AGIC Global Managed Volatility Fund for which the peer group data was provided by Morningstar Direct (“Morningstar”), on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Lipper or Morningstar, as applicable, and the performance of applicable benchmark indices and on the total return investment performance (based on net assets) of the Renewal Funds for various time periods; and (ii) information on the New Funds’ management fees and other anticipated expenses and on the Renewal Funds’ management fees and other expenses and information provided by Lipper or Morningstar, as applicable, on the management fees and other expenses of comparable funds identified by Lipper or Morningstar, as applicable; (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager and its affiliates from their relationship with the New Funds and the estimated profitability to the Investment Manager from its relationship with the Renewal Funds for the twelve months ended December 31, 2011; (v) descriptions of various functions to be performed by the Investment Manager, and the Sub-Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Funds. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of each series of the Trust that were in common.

Fund-specific performance results reviewed by the Trustees are discussed below, though, due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by AGIS (AGIS Funds). The Trustees reviewed comparative information showing performance of the AGIS 2015, AGIS 2020, AGIS 2030, AGIS 2040, AGIS 2050, AGIS Global Allocation, AGIS Global

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	217

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements  (Cont.)

(unaudited)

Growth Allocation and AGIS Retirement Income Funds against their respective performance universes. For the AGIS 2015 Fund, performance was above median for the one- and two-year periods. For the AGIS 2020 Fund, performance was below median (in the 4th quintile) for the one-year period and below median (in the 3rd quintile) for the two-year period. For the AGIS 2030 Fund, performance was below median (in the 4th quintile) for the one-year period and below median (in the 3rd quintile) for the two-year period. For the AGIS 2040 Fund, performance was below median (in the 5th quintile) for the one-year period and above median for the two-year period. For the AGIS 2050 Fund, performance was below median (in the 4th quintile) for the one-year period and above median for the two-year period. For the AGIS Global Allocation Fund, performance was below median (in the 5th quintile) for the one-year period and above median for the two-, three-, five- and ten-year periods. For the AGIS Global Growth Allocation Fund, performance was above median for the one- and two-year periods. For the AGIS Retirement Income Fund, performance was above median for the one- and two-year periods.

Funds Sub-Advised by AGIC (AGIC Funds). The Trustees reviewed comparative information showing performance of the AGIC Convertible, AGIC Focused Opportunity, AGIC High Yield Bond, AGIC International Growth, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Ultra Micro Cap and AGIC U.S. Emerging Growth Funds against their respective performance universes. For the AGIC Convertible Fund, performance was above median for the one-, two-, three-, five- and ten-year periods (comparison based on institutional share class). For the AGIC Focused Opportunity Fund, performance was above median since inception. For the AGIC High Yield Bond Fund, performance was above median for the one-, two-, three-, five- and ten-year periods (comparison based on institutional share class). For the AGIC International Growth Fund, performance was above median for the one- and two-year periods, below median (5th quintile) for the three-year period and above median for the five- and ten-year periods. For the AGIC International Growth Opportunities Fund, performance was below median (4th quintile) for the one- and two-year periods and above median for the three-, five- and ten-year periods (comparison based on institutional share class). For the AGIC Micro Cap Fund, performance was below median for the one-, two- and three-year periods (5th, 3rd and 3rd quintile respectively), above median for the five-year period and below median (3rd quintile) for the ten-year period (comparison based on institutional share class). For the AGIC Ultra Micro Cap Fund, performance was above median for the one-, two- and three-year periods (comparison based on institutional share class). For the AGIC U.S. Emerging Growth Fund, performance was above median for the one-, two-, three- and five-year periods and below median (4th quintile) for the 10-year period.

Fund Sub-Advised by NFJ (NFJ Fund). The Trustees reviewed comparative information showing performance of the NFJ Global Dividend Value Fund against its respective performance universe. For the NFJ Global Dividend Value Fund, performance was above median for the one- and two-year periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed comparative information showing performance of the RCM Disciplined Equity and RCM Redwood Funds against their respective performance universes. For the RCM Disciplined Equity Fund, performance was below median (3rd quintile) for the one- and two-year periods and above median for the three-year period. For the RCM Redwood Fund, performance was below median (5th quintile) since inception.

Fund Sub-Advised by RCM and RCM AP (RCM & RCM AP Fund). The Trustees reviewed comparative information showing performance of the RCM China Equity Fund against its respective performance universe. For the RCM China Equity Fund, performance was below median (4th quintile) for the one-year period.

Fund Sub-Advised by RCM and AGIE (RCM & AGIE Fund). The Trustees reviewed comparative information showing performance of the RCM Global Water Fund against its respective performance universe. For the RCM Global Water Fund, performance was above median for the one- and two-year periods and below median (3rd quintile) for the three-year period.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high-quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Advisers; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Funds; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the New Funds and is responsible for providing to the Renewal Funds; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high-quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to each Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to meet and/or continue to meet any reasonably foreseeable obligations under each Agreement.

In assessing the reasonableness of the Funds’ fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee (or, in the case of the 2015 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund, each Fund’s advisory fee) and the expected and/or actual total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of comparable funds identified by Lipper or Morningstar, as applicable. The Trustees also noted the management fee waiver agreement and expense limitation agreements for the Funds that cap expenses.

In comparing the Funds to their respective Lipper or Morningstar, as applicable, peers with respect to expenses, the Trustees noted that the Funds were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many peer funds in the Lipper or Morningstar, as applicable, categories have separate advisory and administration agreements with separate fees. Therefore, the Trustees, at the recommendation of the Investment Manager, also considered the expected total expense ratio of each New Fund and estimated total expense ratios of the Renewal Funds compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services and other non-management fees would be subsumed within the total expense ratio.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee or management fee and ratios of total expenses (less Rule 12b-1 /distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes) to those of a group of comparable funds for the most recent fiscal year ended November 30, 2011. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

AGIS Funds. For the AGIS 2015 and AGIS Retirement Income Funds, advisory fees and total expense ratios were below median (meaning the

218	Allianz Multi-Strategy Funds Semiannual Report	5.31.12

advisory fees and total expense ratios of these Funds were less than the median fees and expenses in their peer group) for both the retail and institutional expense groups. For the AGIS 2020 Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were at median for both the retail and institutional expense groups. For the AGIS 2030 Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the 4th quintile) for the retail expense group and below median for the institutional expense group. For the AGIS 2040 and AGIS 2050 Funds, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median (in the 4th and 5th quintiles respectively) for the retail and institutional expense groups. For the AGIS Global Allocation Fund, management fees were above median (in the 5th quintile) for both the retail and institutional expense groups and total expense ratios were above median (in the 3rd quintile) for the retail expense group and at median for the institutional expense group. For the AGIS Global Growth Allocation Fund, management fees were above median for both the retail and institutional expense groups and total expense ratios were at median for the retail expense group and below median for the institutional expense group.

AGIC Funds. For the AGIC Convertible, AGIC Focused Opportunity, AGIC High Yield Bond, AGIC U.S. Emerging Growth and AGIC International Growth Funds, management fees and total expense ratios were below median for both the retail and institutional expense groups. For the AGIC International Growth Opportunities Fund, management fees were above median (4th quintile) for both the retail and institutional expense groups and total expense ratios were above median (4th quintile) for both the retail and institutional expense groups. For the AGIC Micro Cap and AGIC Ultra Micro Cap Funds (which did not have Retail Class shares during the period), management fees were above median (5th quintile) for the institutional expense group and total expense ratios were above median (5th quintile) for the institutional expense group.

NFJ Fund. For the NFJ Global Dividend Value Fund, management fees were above median (4th and 5th quintile respectively) for both the retail and institutional expense groups and total expense ratios were above median (3rd and 4th quintiles respectively) for the retail and institutional expense groups.

RCM Funds. For the RCM Disciplined Equity and RCM Redwood Funds, management fees were below median for both the retail and institutional expense groups and total expense ratios were below median for both the retail and institutional expense groups.

RCM & RCM AP Fund. For the RCM China Equity Fund, management fees were below median for both the retail and institutional expense groups and total expense ratios were below median for both the retail and institutional expense groups.

RCM & AGIE Fund. For the RCM Global Water Fund, management fees were below median for both the retail and institutional expense groups and total expense ratios were above median (4th quintile) for both the retail and institutional expense groups.

Because the New Funds had not yet commenced operations, the Trustees did not have investment performance to compare to each New Fund’s respective peer group’s returns.

To the extent possible, the Trustees considered each Fund’s management fee charged by the Investment Manager and respective Sub-Adviser to other clients, including traditional domestic funds relative to international funds and sector funds. The Trustees noted that the management fee to be paid by the New Funds was generally in line with the fees paid by other institutional funds managed by AGIS, AGIC and NFJ, respectively. The Trustees also considered the estimate of the profitability of the Investment Manager and its affiliates from their investment management relationship with the New Funds. Additionally, the Trustees considered the estimated profitability of the Investment Manager from its relationship with each Renewal Fund and determined that such profitability did not appear to be excessive. The Trustees also took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, the Funds could gain potential economies of scale by having their expenses spread over an increasing asset base, thus potentially lowering the total fund expenses as a percentage of fund assets. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Advisers’ responses and efforts to continue to improve the Renewal Funds’ investment performance. The Trustees also considered the management fees charged by the Sub-Advisers to other clients, traditional domestic funds relative to international funds and sector funds and, where applicable, fees charged by the Sub-Advisers to institutional and separate account clients with investment strategies similar to those of the Renewal Funds. Regarding the institutional separate accounts, the Trustees noted that the management fees paid by the Renewal Funds are either in line with or slightly higher than the fees paid by these clients of the Sub-Advisers, but were advised that the administrative burdens for the Investment Manager and the Sub-Advisers with respect to the Renewal Funds were relatively higher, due in part to the more extensive regulatory regime to which the Renewal Funds are subject in comparison to institutional separate accounts. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager or Sub-Advisers, as the case may be.

5.31.12	Allianz Multi-Strategy Funds Semiannual Report	219

Allianz Funds Multi-Strategy Trust

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, Suite 2900

San Diego, CA 92101

Allianz Global Investors Europe GmbH

Mainzer Lanstrasse 11-13

Frankfurt-am-Main, Germany

Allianz Global Investors Solutions LLC

600 West Broadway

San Diego, CA 92101

Caywood-Scholl Capital Management LLC

4250 Exectutive Square, Suite 400

La Jolla, CA 92037

Fuller & Thaler Asset Management, Inc.1

411 Borel Avenue, Suite 300

San Mateo, CA 94402

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Asia Pacific Limited

21st Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLC

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Contact your financial adviser, or if you receive account statements directly from Allianz, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

[1]	Fuller & Thaler Asset Management, Inc. is an independently owned investment firm.

About Allianz Global Investors

We are active asset managers operating across 19 markets with specialized in-house research teams around the globe. We manage more than $392 billion in assets for individuals, families and institutions worldwide and employ almost 2,800 people, including 500 investment professionals.*

For more information about any of our investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

* As of 3/31/12

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2012. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ750SA_053112

AGI-2012-05-24-3904

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

Date: July 30, 2012

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

Date: July 30, 2012

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: July 30, 2012